UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06318
CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of registrant as specified in charter)
2000 Westchester Avenue
Purchase, NY 10577
(Address of principal executive offices)(Zip code)
CT Corp
155 Federal Street Suite 700
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 937-6739
Date of fiscal year end:
8/31
Date of reporting period:
8/31/2011
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS

Consulting Group
Capital Markets Funds
                          TRAK®

Annual Report
>> August 31, 2011

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Consulting Group
Capital Markets Funds

Dear Shareholder,

Equity and fixed income investors in the Consulting Group Capital Markets (“CGCM”) Funds, by and large, finished the fiscal year (“fiscal period” or “twelve-month”) ended August 31, 2011, in positive territory, but the path towards achieving absolute total return gains was far from a straight line. A combination of global events, both ongoing and new, sent the markets on a challenging and tumultuous journey as stocks and bonds turned increasingly volatile during the annual reporting period.

In spite of financial market unease amidst a backdrop of the continued sovereign debt crisis in Europe and geopolitical tensions in the Middle East, equity markets generally started the fiscal period on a solid positive note. The Wilshire 5000® Total Market Indexi, for example, which is one of the broadest indices for the U.S. equity market, advanced +29.1% in the six-month semi-annual period from August 31, 2010, to February 28, 2011. A rising interest rate environment at the time buoyed by further signs of improving economic growth, however, weighed heavily on fixed income investors during the first half of the fiscal period. In particular, a bond market retrenchment late in the fourth quarter of 2010 that pushed yields higher and prices lower reversed much of calendar year 2010’s gains in Treasury and municipal securities.

In the second half of the fiscal period, from February 28, 2011, to August 31, 2011, concerns related to the risks of further weakness in the U.S. economy and a “double-dip” recession, ongoing debt woes in Europe, and unpredictable global events, including the March 2011, earthquake and tsunami in Japan, weighed heavily on equity and fixed income markets. As market participant conviction in a “soft-patch” rebound and plans to stem sovereign debt problems lessened, stocks gyrated and retreated sharply and investors gravitated toward bonds in a “flight-to-safety” trade away from equities. Despite its share of challenging debt and deficit issues, fixed income securities of the U.S. government were a clear destination for investors concerned about the macro environment, especially late in the fiscal period. Prices of U.S. Treasury debt rallied in response as yields fell, particularly at the long-end of the yield curve.

Despite the shifts in market sentiments which occurred during the fiscal reporting period, asset class advancements were widespread as domestic U.S. equity, developed international equity, emerging markets equity, domestic and international fixed income ended the twelve-month period ended August 31, 2011, with strong gains.

The Dow Jones Industrials Averageii was up approximately +19.0% on a reinvested basis over the twelve-month period ended August 31, 2011, while the NASDAQ Composite Indexiii climbed nearly +22.0% and the S&P 500® Indexiv gained +18.5% over the same period. With the notable exception of the Financials sector, nine of the ten economic sectors within the S&P 500® Index shared in the gains of the overall equity markets during the twelve-month performance period, with each of these nine sectors posting gains in excess of 15%. The largest sector advances were in the Energy (+34.4%) and Consumer Discretionary (+26.6%) sectors.

Stocks of small- and mid-capitalization companies typically outperformed stocks of large-cap companies. The Russell 1000® Indexv advanced +19.1% in the fiscal period. In contrast, over that same period, the Russell MidcapTM Indexvi rose +21.3%, and the Russell 2000® Indexvii, a small cap index, gained +22.2%. In the fiscal period, growth-oriented stocks outperformed their value-oriented stock investment style counterparts across the market capitalization spectrum.

International stock market returns typically ended the fiscal period trailing the performance of U.S. stock markets. Developed overseas equity markets as represented by the MSCI EAFE® (Europe, Australasia, Far East) Indexviii (Net) gained +10.0% in the twelve-months ended August 31, 2011, but experienced a decline of nearly -2.0% for

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local-currency investors, as the U.S. dollar depreciated in relation to the currencies of other nations in the MSCI EAFE® Index. From a regional perspective, Pacific ex-Japan (+18.2%) equities generally outperformed European (+10.0%) and Japanese (+6.2%) securities in U.S. dollar terms over the fiscal period. Equity markets in emerging economies also fared well as the MSCI® Emerging Markets Indexix (Net) increased +9.1% in U.S. dollar terms and +2.4% in local-currency terms, as the U.S. dollar depreciated relative to many emerging-market currencies.

Even with low yields, bonds delivered solid returns in the fiscal period. The performance of the Citigroup Global Markets Non-U.S. Dollar Government Bond Indexx ex-U.S. (Unhedged), which reflects the impact of a changing value of the U.S. dollar, moved +11.2% higher, while the hedged version of this index declined -0.1%. A weak U.S. dollar increased returns for unhedged U.S. investors venturing in international and emerging market debt markets overseas. In comparison, the Barclays Capital U.S. Aggregate BondTM Indexxi, a broad gauge of the U.S. bond market, generated a +4.6% total return in the twelve-month period ended August 31, 2011. Investors in investment grade and non-investment grade corporate bond debt experienced varied results, depending on credit quality and maturity. The Barclays Capital U.S. High Yield Indexxii posted a twelve-month total return of +8.4%. The tax-exempt municipal market recovered from a sharp early period sell-off as the broad-based Barclays Capital U.S. Municipal Bond Indexxiii rose +2.7% in the fiscal reporting period. Yields on money market investments remained low in the period, consistent with the Federal Reserve Board’s 0% to 0.25% target range for short-term interest rates.

CONSULTING GROUP CAPITAL MARKETS FUNDS

Large Capitalization Growth Investments posted a total return of +20.9% in the fiscal period, below the performance of the average mutual fund included in Lipper’s Large-Cap Growth investment categoryxiv(+21.3%) and lower than the results of the Russell 1000® Growth Indexxv (+24.0). Positive security selections in the Health Care (pharmaceuticals) and Information Technology (communications equipment) sectors benefited relative returns but was not enough to counter negative contributions from an underweight allocation to the Telecommunication Services sector combined with unfavorable stock picks in the Financials (capital markets) and Energy (oil gas and consumable fuels) sectors which generally detracted from relative performance in the twelve-month period. The sub-advisers are Westfield Capital Management Company, LLC (“Westfield”), Delaware Management Company (“Delaware”), Wells Capital Management Inc., and Frontier Capital Management Company, LLC.

Large Capitalization Value Equity Investments gained +16.5% in the twelve-month period and outperformed both the Russell 1000® Value Indexxvi (+14.4%) and the average mutual fund included in Lipper’s Large-Cap Value investment categoryxvii (+13.6%). Sector exposures (underweight Financials and overweight Energy) and stock picks in the Information Technology (software), Consumer Staples (food and staples retailing), and Financials (insurance) sectors positively impacted the Fund’s relative returns in the fiscal period. The sub-advisers are NFJ Investment Group LLC (“NFJ”), Cambiar Investors LLC, Cullen Capital Management, LLC, HGK Asset Management, Inc., and Artisan Partners Limited Partnership.

Small Capitalization Growth Investments climbed +21.5% in the twelve-month performance period. Relative returns in the period fell short of the performance of the Russell 2000® Growth Indexxviii (+27.5%) and the average mutual fund included in Lipper’s Small-Cap Growth investment categoryxix (+26.4%). Favorable stock selections in the Industrials (machinery, aerospace and defense) sector aided relative performance during the fiscal period, but was not enough to offset detracting contributions from an overweight allocation to the Information Technology sector, in addition to, unsuccessful picks in the Health Care (biotechnology), Consumer Discretionary (household durables), and Financials (capital markets) sectors which held back relative returns. The sub-advisers are Westfield and Wall Street Associates LLC.

Small Capitalization Value Equity Investments generated a total return of +18.5% for the fiscal period. The absolute performance of the fund over the fiscal period was above the returns of the Russell 2000® Value Indexxx (+16.9%) and the average mutual fund included in Lipper’s Small-Cap Value investment categoryxxi (+17.6%). An underweight allocation to the Financials sector as well as an overweight exposure to the Materials sector helped relative performance. In addition, favorable stock picks in the Consumer Discretionary (leisure equipment and

II

products) and Consumer Staples (food products) sectors also enhanced relative returns in the fiscal period. The sub-advisers are NFJ, Delaware, and Rutabaga Capital Management LLC.

International Equity Investments rose +10.0% in the fiscal period, in line with the +10.0% increase in the MSCI EAFE® Index (Net) but marginally lower than the +10.2% gain for the average mutual fund included in Lipper’s International Large-Cap Core investment categoryxxii. Security picks in the Industrials and Information Technology sectors, as well as in Japan and Germany, helped relative performance in the twelve-month period. Contributions to annual performance also came from sector and country positioning, namely an underweight allocation to Utilities and Financials, as well as to Japan. At the same time, stock picks in the Financials, Energy, and Consumer Staples sectors adversely affected relative returns in the fiscal period. Additionally, an underweight allocation to Australia and an exposure to emerging markets (Brazil, China) were negatives and country stock selections in Mexico generally detracted from relative returns in the twelve-month period. The sub-advisers are Philadelphia International Advisors L.P., Schroder Investment Management North America Inc., Thornburg Investment Management Inc., and Marsico Capital Management, LLC.

Emerging Markets Equity Investments posted a return of +8.7%, outpacing the +8.1% return of the average mutual fund included in Lipper’s Emerging Markets investment categoryxxiii and marginally trailing the +9.1% performance of the MSCI® Emerging Markets Index (Net). An underweight exposure to India, in addition to, Brazilian country stock selections and Information Technology and Consumer Discretionary sector selections benefited relative performance over the twelve-month period. At the same time, however, an overweight exposure to Turkey and Egypt, combined with unfavorable stock picks in the Telecommunication Services and Financials sectors, hindered relative performance in the fiscal period. Selective investments in Indonesia and Russia also adversely affected relative returns in the period. The sub-advisers are SSgA Fund Management, Inc., Newgate Capital Management LLC, and Lazard Asset Management LLC.

Core Fixed Income Investments advanced +3.9% over the twelve-month period, as compared to the +4.6% advance of the Barclays Capital U.S. Aggregate BondTMIndex and the +4.3% gain of the average mutual fund included in Lipper’s Intermediate Investment Grade Debt Funds investment categoryxxiv. Favorable contributions from high yield sector and bond selections were offset by losses from interest rate management and investment grade sector selections and negatively affected relative performance in the twelve-month period. The sub-advisers are Pacific Investment Management Company LLC (“PIMCO”), BlackRock Financial Management, Inc, Metropolitan West Asset Management, LLC, and Western Asset Management Company “Western Asset”).

High Yield Investments rose +9.0% on an absolute basis in the fiscal period, higher than +8.4% return of the Barclays Capital U.S. High Yield Index and the +7.2% gain for the average mutual fund included in Lipper’s High Current Yield Funds investment categoryxxv. A combination of positive contributions from both interest rate management and a diversified industry mix of bond selections drove excess returns in the period. The sub-advisers are Western Asset and PENN Capital Management Co.

International Fixed Income Investments generated a +1.2% total return over the fiscal reporting period, beating the -0.1% return decline of the Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. (Hedged), but trailing the +9.8% increase for the average mutual fund included in Lipper’s International Income Funds investment categoryxxvi. Gains from country allocations and currency exposure benefited relative returns in the yearly performance period. At the same time however, interest rate management, sector, and bond selections, generally detracted from relative performance in the period. In addition, relative performance was also affected by the weak performance of the U.S. dollar, and the portfolio’s mandate to hedge (minimum 80%) its foreign currency exposure. Notably, the mutual funds included in Lipper’s investment category include funds that may or may not hedge their foreign currency exposure. The sub-adviser is PIMCO.

Municipal Bond Investments posted a +1.7% total return in the fiscal period, ahead of the +1.5% gain of the average mutual fund included in Lipper’s General Municipal Debt Funds investment categoryxxvii, but below the +2.7% return of the Barclays Capital U.S. Municipal Bond Index. Yield curve positioning and an emphasis on higher-quality issues impacted relative returns during the year. The sub-adviser is McDonnell Investment Management, LLC.

III

Although it may be difficult to endure near-term periods of market uncertainty and volatility, investors are encouraged to maintain a balanced, diversified, long-term plan consistent with individual goals, time horizons, and risk tolerances. Participants that are concerned about the market and prospects going forward should continue to seek guidance. In this regard, the strategic and tactical investment ideas set forth by Morgan Stanley Smith Barney (“MSSB”) strategists may be of assistance in positioning portfolios and also, presenting timely opportunities. The MSSB Global Investment Committee offers tactical and strategic allocations that span a variety of asset classes for differing investment objectives. As always, we urge you as shareholders to discuss your own particular individual investment needs with your Financial Advisor.

We thank you for your continued confidence in Morgan Stanley Smith Barney and support as shareholders of the CGCM Funds.

Sincerely,

James F. Walker
Chief Executive Officer

October 18, 2011

IV

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

The Funds are only available to investors participating in MSSB approved advisory programs. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the Funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

[i]	The Wilshire 5000® Total Market Index Measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. Wilshire 5000 is a registered trademark of Wilshire Associates.
ii	The Dow Jones Industrials Average (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896. The Dow Jones Industrial Average is a trademark of Dow Jones Company, Inc.
iii	The NASDAQ Composite Index is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. Since both U.S. and non-U.S. companies are listed on the NASDAQ stock market, the index is not exclusively a U.S. index. NASDAQ Composite Index is a registered trademark of The Nasdaq Stock Market Inc.
iv	The S&P 500 Index has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. The index has over US $4.83 trillion benchmarked, with index assets comprising approximately US $1.1 trillion of this total. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 is a trademark of The McGraw-Hill Companies, Inc.
[v]	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000 Index is a trademark of Russell Investments.
vi	The Russell MidcapTM Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is a trademark of Russell Investments.
vii	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is a trademark of Russell Investments.
viii	The MSCI EAFE® Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® Index is a registered trademark of MSCI Inc.
ix	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
[x]	The Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. Hedged and Unhedged are market capitalization weighted indexes that are designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
xi	The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Barclays Capital U.S. Aggregate Bond Index is a trademark of Barclays Capital.
xii	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
xiii	The Barclays Capital U.S. Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.
xiv	The Lipper Large-Cap Growth Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
xv	The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
xvi	The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
xvii	The Lipper Large-Cap Value Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
xviii	The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
xix	The Lipper Small-Cap Growth Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
xx	The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
xxi	The Lipper Small-Cap Value Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

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xxii	The Lipper International Large-Cap Core Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.
xxiii	The Lipper Emerging Markets Funds Average investment category — Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
xxiv	The Lipper Intermediate Investment Grade Debt Funds Average investment category – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.
xxv	The Lipper High Current Yield Funds Average investment category – Funds that aim to provide a high level of current yield from fixed income securities, with a substantial portion in medium- or lower-grade debt issues. The funds may invest in high-yielding government bonds (typically, of developing markets or higher-yielding OECD countries), corporate and municipal bonds, eurobonds, convertible bonds, and preferred shares.
xxvi	The Lipper International Income Funds Average investment category – Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.
xxvii	The Lipper General Municipal Debt Funds Average investment category – Funds that invest primarily in municipal debt issues in the top four credit ratings.

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Performance of the Consulting Group Capital Markets Funds
For the Year Ended August 31, 2011†* (unaudited)

Large Capitalization Growth Investments	20.89%
Russell 1000® Growth Index (1)	23.96

Large Capitalization Value Equity Investments	16.46
Russell 1000® Value Index (2)	14.37

Small Capitalization Growth Investments	21.48
Russell 2000® Growth Index (3)	27.54

Small Capitalization Value Equity Investments	18.52
Russell 2000® Value Index (4)	16.86

International Equity Investments	9.97
MSCI EAFE® Index (5)	10.01

Emerging Markets Equity Investments	8.67
MSCI Emerging Markets Index (6)	9.07

Core Fixed Income Investments	3.93
Barclays Capital U.S. Aggregate Bondtm Index (7)	4.62

High Yield Investments	9.01
Barclays Capital High Yield Index (8)	8.39

International Fixed Income Investments	1.21
Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. Hedged (9)	(0.12)

Municipal Bond Investments	1.71
Barclays Capital Municipal Bond Index (10)	2.66

Money Market Investments**	0.01
90-day Treasury Bill Index	0.09

See pages 26 through 27 for all footnotes

VII

Large Capitalization Growth Investments

About the Subadvisers

•	Delaware Management Company (“Delaware”)
Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $898 million to $360 billion as of August 31, 2011, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management, Inc. (“WellsCap”)
WellsCap employs both proprietary screens and intensive grassroots research in order to identify high-growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

For the period from September 1, 2010, through August 31, 2011, the Sub-advisers for Large Capitalization Growth Investments (“Fund”) were Delaware Management Company (“Delaware”), Wells Capital Management, Inc. (“WellsCap”), Westfield Capital Management Company, L.P. (“Westfield”), and Frontier Capital Management Co., LLC (“Frontier”).

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark, the Russell 1000® Growth Index, during the one-year period ended August 31, 2011. Typical of Delaware’s concentrated portfolio approach, stock selection drove the majority of the portfolio’s performance. Solid stock selection in the Technology and Health Care sectors was meaningful to returns. Stock selection also helped performance in the Financial sector, and an overweight in that sector increased the relative performance. Regarding the portfolio holdings in the Financial sector, it is important to note that Delaware seeks companies that are transaction-based, as opposed to “spread lending” companies, preferring their business model characteristics that include high incremental margins and the ability to self-fund their businesses. Transaction-based financials generally lack the need to access funding through the capital markets — a feature that has plagued many spread lenders in the last few years.

The portion of the Fund managed by WellsCap underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. That twelve-month period provided further evidence of a widening disconnect between “micro” and “macro” data within the equity market. Company specific fundamentals were largely ignored as investors focused their attention, and concern, on global geopolitical events including the 2010 midterm elections, the “Arab Spring” oil shock, Japanese earthquake/tsunami, European Debt crisis, U.S. debt ceiling gridlock and finally the U.S. debt downgrade. As a result, volatility once again spiked to extreme levels and correlations between stocks soared, creating a difficult environment for a fundamental, bottom-up manager such as WellsCap. As such, security selection within Energy weighed on returns as positioning within the Energy Equipment and Services industry proved to be a significant headwind. Within the Financial sector, investor concern over the pace and sustainability of the global economic recovery negatively impacted performance. Specific weakness was visible among commercial banks and those holdings with broad capital markets exposure. Throughout this challenging period, adherence to a disciplined, research intensive, investment process remained paramount. The benefits of this discipline were visible in the Health Care sector, in which security selection, specifically among healthcare providers, proved to be a significant contributor to returns. Positive contributions were also seen within the Consumer Discretionary sector, in which both internet retail and auto holdings were rewarded for their innovation and market share gains. Despite the volatility over the past year, WellsCap continues to focus on intensive bottom-up fundamental research and remains confident that, over time, stock prices will closely track company fundamentals.

The portion of the Fund managed by Westfield underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. The relative performance lag was primarily attributable to security selection in a range of sectors. Investments in the diversified chemicals and metals & mining sub-industries within Materials detracted from active returns. The timing of the portfolio’s trades in these holdings, many of which had absolute gains during the Fund’s fiscal year, was particularly damaging. Due to the sagging domestic economy, Industrials closed the period lagging the broad benchmark. The portfolio’s overweight to this cyclical sector

•	Westfield Capital Management Company, L.P. (“Westfield”)
Westfield uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

•	Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. They believe that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess 1) improving business models, 2) unrecognized earnings power and 3) attractive valuations.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large-Cap Growth Funds Average.12

impaired active results, as did specific equities in a number of sub-industries. Information Technology was also a source of underperformance. Many of the portfolio’s Information Technology positions suffered due to their exposure to enterprise spending, which diminished as the macroeconomic recovery and corporate outlooks waned. Financials further impaired relative results. A flattening yield curve pushed ten-year U.S. Treasury bills towards 2% and continued to weigh heavily on the sector. European sovereign debt exposure and softening growth prospects in the developed world are among other issues that have plagued financial services companies, including those owned in the portfolio.

The portion of the Fund managed by Frontier underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. Relative performance was hindered by the performance of Consumer Discretionary and Producer Durables stocks during the late spring. Producer durable holdings came under pressure as sovereign debt fears in Europe raised the specter of a double dip recession and led to an associated fall in capital equipment related stocks. Concurrently with regard to Select Consumer stocks, with signs of economic growth slowing to a crawl, the market rewarded a handful of high growth but richly valued stocks in the Consumer sector that are deemed as being impervious to economic malaise. Frontier’s discipline is to balance valuation with growth and as such Frontier did not chase these stocks, preferring instead to balance risk with reward. Setbacks in these two sectors offset gains in Technology and Health Care. While it is likely that economic growth remains subdued given greater fiscal constraints as well as persistently high unemployment, Frontier remains focused on companies that will show sustained earnings improvement driven by favorable secular demand, market share gains in growth markets, innovative products, and long-term margin expansion opportunity. Frontier believes such businesses will be accorded premium equity valuations over time.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.67%	5.04%
10 year	2.76	1.16
5 year	2.94	1.27
3 year	(0.03)	(1.75)
1 year	20.89	18.49

See pages 26 through 27 for all footnotes

Large Capitalization Value Equity Investments

About the Subadvisers

•	Cambiar Investors, LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•	NFJ Investment Group, LLC (“NFJ”)
NFJ Investment Group was founded in 1989, and manages several strategies in one consistent value investment philosophy. The philosophy is based on historical studies that suggest dividend-paying companies selling at lower valuations than their peers outperform over time, and with lower volatility. NFJ believes dividends tend to be a measure of quality, serve to align the interest of management with shareholders, and provide a tangible source of return. All portfolios are team-managed by a stable investment team. The investment process combines initial quantitative screens for positive fundamentals with in-depth bottom-up research and analysis. NFJ seeks to maintain a portfolio of 40 to 60 companies diversified across industries. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. A stock may be sold due to absolute and/or relative valuation, takeout, quality deterioration, or extremely poor price momentum.

•	Artisan Partners Limited Partnership (“Artisan”)
The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long-term.

For the period from September 1, 2010, through August 31, 2011, the Sub-advisers for Large Capitalization Value Investments (“Fund”) were Cambiar Investors, LLC (“Cambiar”), NFJ Investment Group, LLC (“NFJ”), Cullen Capital Management, LLC (“Cullen”), Artisan Partners Limited Partnership (“Artisan”) and HGK Asset Management, Inc. (“HGK”).

The portion of the Fund managed by Cambiar outperformed the Fund’s benchmark, the Russell 1000® Value Index, for the one-year period ended August 31, 2011. For most of the year, investors responded positively to solid corporate earnings, the Fed’s second round of quantitative easing, and the extension of the Bush tax cuts. Entering 2011, all market averages were back to pre-Lehman levels and continued to grind higher even in the face of some global headwinds (earthquake in Japan, unrest in the Middle East/North Africa, sovereign issues in Europe). However, going into May, the markets seemed to have run out of steam and the pressures of a slowing U.S. economy coupled with inflation concerns in China and the uncertainty in Europe sent the markets spiraling losing roughly -12% over the final four months. Dispite this recent pullback, the Cambiar portion of the portfolio outpaced the benchmark by 400 basis points (“bps”). A balanced combination of stock selection and sector allocation fueled the outperformance. The continual underweighting of Financials was the key contributor on a relative basis, as this sector was the worst-performing sector over the past year. Energy was another leading contributor for the year. Cambiar’s constructive view on the long term outlook for companies in the Energy sector as well as the steady increase in oil prices contributed to the outperformance. Technology and Industrials were also notable contributors as the portfolio’s holdings benefited from the economic rebound that occurred in the first part of the fiscal year. Health Care was the leading detractor in the portfolio on a relative basis as Cambiar’s holdings provided positive returns but slightly trailed the Fund’s index.

The portion of the Fund managed by NFJ outperformed the Fund’s benchmark for the one-year period ended August 31, 2011. The strategy performed well throughout the fiscal year, with the exception of the last two months of 2010 into early 2011. Those months were characterized by a return to risk, following QE 2’s formal approval and extension of the Bush-era tax cuts. Outperformance can be attributed to stock selection and sector weight deviations. Issue selection was strongest in Consumer Staples, Consumer Discretionary, and Materials. Tobacco companies Reynolds American and Altria Group outperformed within the Consumer Staples sector. V.F. Corporation, a global apparel company, was another strong performer. Contributing 63 bps in active return during the period, within the Consumer Discretionary sector, and was sold in July as it reached a relatively high valuation. Within Materials, portfolio holdings in the chemicals and metals & mining industries were most favorable. Stock picks in Energy and Industrials performed well but lagged those sectors within the benchmark. NFJ’s overweight in Energy and underweight in Financials were beneficial for the period. The overweight in Energy has been a consequence of finding attractive valuations and sizable defensible yields among many names in the sector. The Financials underweight has been a result of dividend cuts, balance sheet concerns, and regulatory uncertainty. Conversely, an overweight in Information Technology presented a headwind, as it lagged most other sectors in the benchmark. Dividend payers began to return to favor over the period, as noted by their outperformance relative to non-payers in the benchmark (+11.40% vs. +6.00%).

The portion of the Fund managed by Artisan outperformed the Fund’s benchmark for the one-year period ended August 31, 2011. Artisan’s relative outperformance

•	Cullen Capital Management, LLC (“Cullen”)
Cullen is a boutique investment adviser who has specialized in value investing since 1983. Cullen utilizes a disciplined approach in constructing investment portfolios. Individual securities are first screened for attractive price to earnings and price to book ratios as well as high absolute dividend yields. Dividend yields, payout ratios and dividend policies of screened securities are then reviewed to ensure the company can maintain and grow the dividend. Additionally, an independent assessment of the company is made through financial analysis, comparative and competitive evaluation, and management capabilities to specifically identify catalysts to encourage above average earnings and dividend growth over the anticipated three-to-five year investment horizon.

•	HGK Asset Management, Inc. (“HGK”)
HGK invests in undervalued securities through disciplined, fundamentally driven quantitative and qualitative security analysis. This analysis is coupled with a risk adverse approach to portfolio construction. HGK’s value driven domestic equity investment process has been employed in its current form since 1991. The equity team screens for disciplined companies with improving cash flows selling below their discounted present value. Rigorous qualitative fundamental analysis is applied to make the final security selection. During this analysis, the equity team focuses on undervalued companies that operate from a position of competitive advantage and whose management teams understand the principles of shareholder wealth creation.

resulted primarily from positive stock selection. The greatest source of relative return came from the Technology sector, the portfolio’s largest sector exposure, as the portfolio’s semiconductor and IT services holdings significantly outperformed. The portfolio’s overweight allocation to Technology held back relative performance from the perspective of sector positioning, although this was more than offset by strong stock selection in the sector. The portfolio benefited from its significant underweight to the Financials sector, in addition to outperformance in the sector. Relative gains in the Financials sector were driven by the portfolio’s insurance names and its lack of commercial banking exposure. The investment team has continued to look for bank ideas, however concerns about earnings quality and balance sheet strength has generally led the investment team away from that area. The portfolio’s Consumer Discretionary, Energy and Utilities stocks also contributed positively to its relative results. On the negative side, the portfolio’s Consumer Staples names detracted on a relative basis due to underperformance among the portfolio’s food products holdings. During the last year, sustained growth in corporate earnings was balanced by continued economic uncertainties around the world and heightened volatility in equity markets. The investment team remains dedicated to its investment process, focusing on companies that have sound financial conditions and attractive business economics, selling at undemanding valuations.

The portion of the Fund managed by Cullen outperformed the Fund’s benchmark for the one-year period ended August 31, 2011. The outperformance was equally attributable to stock selection and sector allocation. The portfolio remains overweight to Consumer Staples and Health Care, which Cullen believes are favorably positioned sectors given their defensive characteristics, rising earnings expectations and reasonable valuations. On the contrary, the portfolio remains significantly underweight to Financials due to Cullen’s continued concerns regarding banks’ financial strength and their ability to pay and increase dividends. Accordingly, the portfolio’s underweight to Financials contributed the most significant impact to the relative outperformance during the period. The positive sector allocation impact was partially offset by the portfolio’s underweight to Energy and Consumer Discretionary, which resulted in negative allocation effects to relative performance. Stock selection effect was greatest within Consumer Staples, Financials and Energy, and the overall positive stock selection effect was partially offset by negative selection effect within Health Care and Industrials. The top-performing stocks in the portfolio during the period were Philip Morris International, ConocoPhillips, Chevron, Genuine Parts, and Verizon, whereas only three stocks in the portfolio contributed negatively to absolute return during the period: Nokia, HSBC Holdings and Royal Dutch Shell. Cullen continues to focus on investing in quality businesses with leading market share and scale, ideally operating around the globe, and that are committed not only to a robust dividend, but that can also reinvest cash back into their businesses to grow that dividend.

The portion of the Fund managed by HGK performed in-line with the Fund’s benchmark for the one-year period ended August 31, 2011. Over the period, HGK maintained its defensive positioning, providing the portfolio with downside protection as the market sold off in the latter part of the period. For the period, HGK’s relative performance was most positively impacted by both its overweight position in Health Care and security selection within the sector. Conversely, the relative performance was most adversely impacted by security specific issues in the Technology sector. HGK continues to be defensively positioned, emphasizing companies and industries that are less dependent on economic growth and consumer spending. Larger, high-quality companies with strong balance sheets and low leverage are attractively valued, pricing in conservative expectations. The inherent strength of these types of companies will enable them to gain a competitive advantage versus financially weaker companies. They will have the ability to access capital, undertake expansion, and supplement their organic growth through acquisition. Currently, HGK favors securities in the Health Care and Technology sectors. These securities are supported by attractive valuations and dividend yields, relatively inelastic demand, and therefore lower correlation to a weakening economy.

The following graph depicts the performance of Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large-Cap Value Funds Average.11

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.75%	5.12%
10 year	2.25	0.65
5 year	(1.62)	(3.22)
3 year	(1.84)	(3.53)
1 year	16.46	14.16

See pages 26 through 27 for all footnotes

Small Capitalization Growth Investments

About the Subadvisers

•	Wall Street Associates (“WSA”)
WSA follows a bottom-up investment style.It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Co., LLC (“Westfield”)
Westfield favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period from September 1, 2010, through August 31, 2011, the Sub-advisers for Small Capitalization Growth Investments (“Fund”) were Wall Street Associates LLC (“WSA”), and Westfield Capital Management Company, L.P. (“Westfield”).

The portion of the Fund managed by WSA underperformed the Fund’s benchmark, the Russell 2000® Growth Index, returning +23.00% versus a benchmark return of +27.50% for the one-year period ended August 31, 2011. The underperformance occurred largely since the end of the second quarter, as market volatility increased amid increased global recession fears. Smaller capitalization, higher beta stocks were hit particularly hard during the market sell-off. Investments in the Technology sector provided the greatest contribution to portfolio return for the period, fueled by strong stock selection. Semiconductor companies were additive, as well as software positions relating to outsourcing, security and data storage. Investments in the Energy sector provided the greatest absolute return for the period, gaining in excess of 80%. The portfolio benefitted from exposure to oil service and equipment companies. Investments in the Health Care sector rebounded from a year ago, amid an improving political climate for the group and some merger and acquisition activity. The Consumer Discretionary sector produced mixed results and detracted from portfolio performance. While specialty retail and apparel added to portfolio gains, investments in the gaming and entertainment industries negatively impacted performance. Finally, investments in the Producer Durables sector reduced portfolio returns.

The portion of the Fund managed by Westfield underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. While the portfolio’s positions in cyclically exposed sectors such as Industrials and Energy mostly outperformed their index peers, unfavorable stock selection in Health Care, Information Technology and Financials outweighed those benefits. Investments in Health Care had the most negative impact on the portfolio’s relative returns. Much of the damage was caused by biotechnology holdings that experienced particular issues, such as pipeline disappointments. The Information Technology sector detracted from active results due largely to weakness in communications equipment and in other software related sub-industries. Financials further hindered comparative performance. This detraction can be largely attributed to security selection in the investment banking and brokerage and specialized real estate investment trusts (REITs) sub-industries. The Industrials sector had the greatest positive impact on the portfolio’s relative returns. This is primarily attributable to holdings within the industrial machinery and aerospace and defense sub-industries, all of which posted robust gains. Energy was the best performing sector in the Fund’s benchmark, and the portfolio’s overweight exposure bolstered active results. Specific oil, gas and refining, and marketing, coal and consumable fuels investments also contributed.

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small-Cap Growth Funds Average.14

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	8.30%	6.65%
10 year	3.77	2.16
5 year	2.33	0.66
3 year	0.84	(0.90)
1 year	21.48	19.07

See pages 26 through 27 for all footnotes

Small Capitalization Value Equity Investments

About the Subadvisers

•	Rutabaga Capital Management, LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group, LLC (“NFJ”)
NFJ Investment Group was founded in 1989, and manages several strategies in one consistent value investment philosophy. The philosophy is based on historical studies that suggest dividend-paying companies selling at lower valuations than their peers outperform over time, and with lower volatility. NFJ believes dividends tend to be a measure of quality, serve to align the interest of management with shareholders, and provide a tangible source of return. All portfolios are team-managed by a stable investment team. The investment process combines initial quantitative screens for positive fundamentals with in-depth bottom-up research and analysis. NFJ seeks to maintain a portfolio of approximately 100 companies, and limits its exposure to any single industry or sector. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. A stock may be sold due to absolute and/or relative valuation, market capitalization, takeout, quality deterioration, or extremely poor price momentum.

For the period from September 1, 2010, through August 31, 2011, the Sub-advisers for Small Capitalization Value Equity Investments (“Fund”) were Rutabaga Capital Management, LLC (“Rutabaga”), NFJ Investment Group, LLC (“NFJ”), and Delaware Management Company (“Delaware”).

The portion of the Fund managed by Rutabaga slightly underperformed the Fund’s benchmark, the Russell 2000® Value index, for the one-year period ended August 31, 2011. The portfolio had performed well through April 2011, but has underperformed since May when investor concerns about the prospects of a double-dip recession sent economically sensitive stocks tumbling. In particular, Rutabaga purchased two bank stocks in late calendar year 2010 and early 2011 that were among the portfolio’s worst-performing stocks. Both companies continue to report improving results, but the stocks were walloped along with the rest of the sector. Energy was the best-performing sector in the benchmark and yet the portfolio’s single Energy holding, which was purchased in early calendar year 2011, severely underperformed due to continued weak financial results. Happily, in September, a competitor announced their intention to acquire this holding for a significant premium to the recent share price. Due to the recent market volatility, Rutabaga is finding compelling new investment opportunities. Cash is at its lowest in many years, and the team believes that the risk-reward ratio in the portfolio is as favorable as it has ever been.

The portion of the Fund managed by NFJ outperformed the Fund’s benchmark for the one-year period ended August 31, 2011. The first four months of the period presented a difficult environment for the strategy, as these months were characterized by a return to risk following QE 2’s formal approval and extension of the Bush-era tax cuts. The strategy has performed well during the volatile sideways market year-to-date 2011. Outperformance can be attributed to stock selection and sector weight deviations. Issue selection was strongest in Consumer Discretionary and Financials. Firearm manufacturer Sturm, Ruger and apparel retailer The Buckle drove relative returns in the Consumer Discretionary sector. Advance America Cash Advance Centers, within the consumer finance industry, contributed 105 basis points in active return during the period. Stock picks lagged in only one sector – Telecommunications. Cellcom Israel, a relatively recent purchase, detracted 11 basis points on a relative basis. NFJ’s overweight in Materials was positive over the full period. The allocation experienced some volatility as commodity prices fluctuated on tightening action among developing countries and risk aversion. An underweight in Financials was beneficial for the period. The underweight has been a result of the hefty benchmark weight in the sector (nearly 40%), combined with balance sheet concerns and low yields relative to the rest of the market. Conversely, an overweight in Consumer Staples presented a headwind, as it was among the weakest sectors in the benchmark. Dividend payers were rewarded over the last year, as noted by their outperformance relative to non-payers in the benchmark (+14.10% vs. +10.00%).

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark for the one-year period ended August 31, 2011. With the exception of Transportation, all sectors within the benchmark posted positive returns led by Energy and Basic Industries, which returned +40.30% and +31.40% respectively. Although economic growth was positive throughout the one-year timeframe, the recovery has been less than historical averages as the first half of 2011 grew at a less than 1.00% rate according to Gross Domestic Product. Weakness in the overall housing market continued to have a significant impact on the health of the economy during the year. Corporate profitability and cash flow maintained relative strength, especially considering the sub-par rebound in economic growth. Although corporate

•	Delaware Management Company (“Delaware”)
Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purpose of the Fund’s 80% investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small-Cap Value Funds Average.13

balance sheets generally remained in excellent shape, Delaware was disappointed in the lack of significant merger and acquisition activity in the portfolio. Delaware expects an increase in this activity as companies look to utilize their cash balances to increase growth opportunities. Within the portion of the Fund managed by Delaware, the overweighting in Consumer Services, Basic Industries and Capital Spending had a positive impact on performance while the underweight in Financial Services and Real Estate Investment Trusts (REITs) also contributed to performance. Poor stock selection in Energy and Consumer Cyclicals detracted from performance. Overall stock selection and sector weightings had a positive impact on the portfolio’s performance.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	9.74%	8.07%
10 year	8.71	7.01
5 year	4.06	2.36
3 year	4.82	3.01
1 year	18.52	16.17

See pages 26 through 27 for all footnotes

International Equity Investments

About the Subadvisers

•	Schroder Investment Management North America, Inc. (“Schroder”)
Schroder uses a bottom-up growth oriented strategy for stock selection. Schroder employs a fundamental, research driven approach to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroder’s concentrated, “best ideas” portfolio blends both core and opportunistic holdings.

•	Philadelphia International Advisors LP (“PIA”)
PIA utilizes a fundamental bottom-up process and quantitative screening in its approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Thornburg Investment Management, Inc. (“Thornburg”)
Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace. Thornburg’s idea of value centers on its assessment of the intrinsic worth of an investment, as compared to today’s price, based on intensive fundamental research.

For the period of September 1, 2010, through August 31, 2011, the Sub-advisers for International Equity Investments (“Fund”) were Schroder Investment Management North America, Inc. (“Schroder”), Philadelphia International Advisors, L.P. (“PIA”), Thornburg Investment Management, Inc. (“Thornburg”) and Marsico Capital Management, LLC (“Marsico”).

The portion of the Fund managed by Schroder outperformed the Fund’s benchmark, the MSCI EAFE® Capitalization Weighted Index, for the one-year period ended August 31, 2011. Performance in Japan was the most significant source of added value. The Fund’s underweight exposure was beneficial when the earthquake and tsunami hit in March. Schroder’s was then able to take advantage of the attractive valuations in the aftermath, purchasing quality stocks with excellent long term growth prospects. JTEKT and THK were two of the key performers in the region. Exposure to the Industrials sector was also rewarding. Japanese names were strong, as were GEA Group and Safran. The portfolio’s strong outperformance in materials was also helpful. Schroders has held equities with exposure to commodities such as copper, coking coal and steel, to exploit the strong emerging market demand which, combined with constrained supply, is supporting fundamentals. First Quantum Minerals, ThyssenKrupp and Rio Tinto were some of the top performers. Performance in emerging markets was the main detractor. In the last few months, markets have been concerned about slowing growth, especially in China, as governments tighten monetary policy to tame high inflation. Schroders remains convinced by the emerging markets growth potential. Inflation is peaking which will give governments more flexibility to support growth, and China in particular maintains robust growth and is on track for a “soft landing”.

The portion of the Fund managed by PIA performed in-line with the Fund’s benchmark for the one-year period ended August 31, 2011. Results versus the benchmark were mixed across sectors, countries, and market capitalization. Within sectors, security selection was particularly strong within Energy and Industrials led by holdings in Royal Dutch Shell PLC (energy), BG Group (energy), GEA Group (industrials), and Hutchison Whampao (industrials). Other individual holdings that performed well over the period include TGS-NOPEC Geophysical, SBM Offshore, Wendel, and BASF. These gains were offset by exposure to European financials which were hurt by continued market stress regarding sovereign debt and Japanese technology exporters (namely Fujitsu and Konica Minolta Holdings) which sold off due to supply chain disruptions following the earthquake and tsunami. In addition, holdings in Consumer Staples, particularly those with some cyclical exposure such as specialty supermarkets and food service companies, underperformed the overall market. Japanese holdings performed well overall, however, led by JGC Corp and Daito Trust Construction Co. The portfolio’s underweight in the richly priced Australian market, which outperformed the overall market during the period, detracted from these positive results. The portfolio’s modest exposure to emerging markets, which underperformed their develop market counterparts, weighed on returns; however, the allocation to international small cap stocks aided returns on both an absolute and relative basis.

The portion of the Fund managed by Thornburg underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. Stock selection had a positive effect on relative performance, but the impact of the currency effect more than offset those gains. Top contributors include three Consumer Discretionary holdings: Volkswagen AG, LVMH Moet Hennessy Louis Vuitton, and Hyundai Motor Co, as well as Consumer Staples holding British American Tobacco. Emerging

•	Marsico Capital Management, LLC (“Marsico”)
Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

market sales, particularly in China, was a primary driver of performance. Volkswagen cemented its position as the top foreign car company in China with robust sales growth over the period, and benefitted from production slowdowns at Japanese counterparts in the first half of 2011 due to the earthquake. LVMH’s luxury goods sales have increased steadily over the past twelve months. With products across several industries, the company is well-positioned for continued expansion in both developed and emerging markets. Hyundai improved sales in almost every country in which it sells vehicles, with China, Germany and the US leading the growth. British American Tobacco saw sales expansion in every region except Western Europe, with particular strength coming from Eastern Europe, Asia and the Americas. Top detractors included European financial firms Deutsche Bank and Credit Suisse Group, which continue to suffer from the sovereign debt crisis in the region even though their fundamentals remain solid. Other detractors included ArcelorMittal and Sinopharm Group. ArcelorMittal declined due to supply chain disruptions from the Japanese earthquake and weakening demand. Sinopharm was lower due to Chinese drug pricing policy issues.

The portion of the Fund managed by Marsico performed in-line with the Fund’s benchmark for the one-year period ended August 31, 2011. There were several areas of strength for the Fund. Stock selection in the Industrials, Information Technology and Materials sectors was strong. Chemicals company BASF SE posted strong stock price appreciation and emerged as the Fund’s leading individual contributor. Several of the portfolio’s Consumer Discretionary companies also posted solid gains including watch manufacturer Swatch Group AG, automaker Daimler AG (sold in the period) and Spain-based apparel retailer Industria de Diseño Textil S.A. Stock selection in the Energy sector was a significant detractor from performance results. A position in Brazilian exploration and development company OGX Petróleo e Gás Participações S/A was the largest individual detractor. An underweight allocation to the Consumer Staples sector also hampered performance, as Consumer Staples was a strong-performing sector of the benchmark index. The net effect of the portfolio’s overall exposure to various currencies had a negative impact on returns relative to the benchmark. Foreign currency forward contracts were utilized during the reporting period to hedge a portion of the portfolio’s investments denominated in Japanese yen as a capital preservation strategy. However, the yen continued to strengthen versus the US dollar and other major currencies and the hedge therefore detracted from performance.

The following graph depicts the performance of International Equity Investments vs. the MSCI EAFE® Index5 and the Lipper International Large-Cap Core Funds Average. 15

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	5.35%	3.74%
10 year	4.87	3.24
5 year	(1.21)	(2.82)
3 year	(1.41)	(3.10)
1 year	9.97	7.79

See pages 26 through 27 for all footnotes

Emerging Markets Equity Investments

About the Subadvisers

•	SSgA Funds Management, Inc. (“SSgA”)
Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management, LLC (“Newgate”)
Newgate Capital Management LLC (“Newgate”) Newgate seeks long-term growth of capital by using a top-down value approach to identify undervalued countries, regions and sectors. Newgate incorporates geopolitical and macroeconomic factors into its strategy through fundamental quantitative analysis and more than 150 years combined investment experience of its professionals.

•	Lazard Asset Management, LLC (“Lazard”)
Tracing its history back to 1848, Lazard has long maintained a pre-eminent position in the world’s financial marketplace. Lazard Asset Management LLC, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 250 investment personnel worldwide, we offer investors of all types an array of equity, fixed income, and alternative investment solutions from our network of local offices in eleven different countries. Our team-based approach to portfolio management helps us to serve clients effectively over time, and strong client relationships allow us to understand how to employ our capabilities to our clients’ advantage.

For the period of September 1, 2010, through August 31, 2011, the Sub-advisers for Emerging Markets Equity Investments (“Fund”) were SSgA Funds Management, Inc. (“SSgA”), Newgate Capital Management, LLC (“Newgate”), and Lazard Asset Management, LLC (“Lazard”).

The portion of the Fund managed by SSgA outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, returning +11.50% versus a benchmark return of +9.07% for the one-year period ended August 31, 2011. The portfolio utilizes both a country selection and a stock selection model in its investment process. The outperformance of the portfolio over the last year was largely a result of stock selection, while country selection was just marginally positive. Stock selection was strong in Brazil, Korea, China and India. Across these four countries, SSgA’s stock selection model was able to accurately capture the securities in which the portfolio needed to be invested. Additionally, the portfolio benefited from its overweight position in Thailand. The Thai market did well during this period, as the domestic economy was resilient in the face of the global slowdown. In terms of detractors, the portfolio was hurt by its exposure to Egypt and Turkey. Throughout this twelve-month period, SSgA saw tentative stabilization in the markets going into the end of 2010, but 2011 has thus far proven to be quite challenging. Volatility has risen sharply this year. Developed markets experienced a steep downturn that was led by the problems in the Eurozone and more importantly the realization that growth evaporated in developed markets. Yet in emerging markets, growth continues to move forward, and although it has slowed down, it remains resilient. Fundamentals in emerging markets companies and countries remain solid. Emerging markets still have strong balance sheets and domestic demand continues to help drive profitability.

The portion of the Fund managed by Newgate underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. Newgate manages the portfolio using a top-down, thematic approach. Individual securities are purchased to represent a theme after extensive analysis. During the past year, Newgate has positioned the portfolio assuming a modest expansion of the global economy, eschewing both bullish and bearish extremes. This positioning proved to be right for most of the past year, though recent weakness in the global economy and equity markets has negatively impacted the portfolio. For the past year, Newgate’s investment committee has maintained an overweight position in Chinese equities. Despite constant commentary by others regarding overheating of the economy, Newgate’s analysis and repeated trips to China have revealed a different story. Yes, China faces challenges ahead, but the country seems well positioned to meet them. Newgate’s allocations to Chinese gaming and tourism, energy and internet stocks have been positive contributors to the portfolio, despite the overall underperformance of the Chinese market. Newgate’s portion of the Fund has been overallocated to energy and materials companies, resulting in large positions in natural-resource rich markets like Brazil and Russia. The portfolio has at times invested in companies from smaller countries such as Indonesia and Colombia. The portfolio’s underallocation to Taiwanese technology companies and to Korean consumer companies was the greatest detractor from performance. The portfolio had no allocation to politically unstable countries like Egypt and Thailand during the past twelve months.

The portion of the Fund managed by Lazard outperformed the Fund’s benchmark for the one-year period ended August 31, 2011. Share prices posted moderate gains across the developing world. Uprisings in several Middle Eastern countries, concerns

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Funds Average.16

over the servicing of Portuguese and Greek debt and over Chinese and U.S. growth, and therefore overall global economic activity, all led to very weak performance across global markets. Given this environment, emerging markets underperformed their developed markets counterparts. The benchmark gained +9.07% over the one-year period. Shares in Eastern Europe experienced relatively strong returns, and Latin America underperformed. The Consumer Staples, Consumer Discretionary, and Telecom Services sectors outperformed the benchmark during the one-year period. The Utilities, Financials and Industrials sectors underperformed the benchmark. First Quantum Minerals, a metals and mining company with operations primarily in Zambia, performed well on the back of strong copper prices and upgraded reserve estimates. Uralkali, a Russian producer of potash fertilizers, gained on positive fertilizer fundamentals and on the news of a value accretive merger with Silvinit. Shares of Kumba Iron Ore, a South African iron ore producer, rose on sharply higher iron ore prices. Stock selections in the Information Technology sector and in Brazil added value. Lower-than-index exposure to China and to India helped performance. Stock selection in the Telecom Services sector detracted from performance. Higher-than-index exposures to Turkey and to Egypt hurt returns. Turkiye Iş Bankasi, a Turkish bank, experienced profit taking on expectation of lower margins next year. Shares of Turkcell, a Turkish telecommunications company, were weak due to margin pressure from increased competition. Shares of CSN, a Brazilian steel producer, fell due to concerns of lower steel prices.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (4/20/1994)	5.98%	4.35%
10 year	14.32	12.54
5 year	6.63	4.89
3 year	3.38	1.60
1 year	8.67	6.52

See pages 26 through 27 for all footnotes

Core Fixed Income Investments

About the Subadvisers

•	BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Company, LLC (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Company (“WAMCo”)
WAMCo emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

For the period of September 1, 2010, through August 31, 2011, the Sub-advisers for Core Fixed Income Investments (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Pacific Investment Management Company, LLC (“PIMCO”), Western Asset Management Company (“WAMCo”) and Metropolitan West Asset Management, LLC (“MetWest”).

The portion of the Fund managed by BlackRock underperformed the Fund’s benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the one-year period ended August 31, 2011. During the final four months of 2010, the portfolio benefited from a relatively strong period for spread sectors. The portfolio’s overweight to Commercial Mortgage Backed Securities (“CMBS”), Asset Backed Securities, and its allocation to non-Agency mortgages all contributed to returns versus the benchmark as Treasury yields sold off and spreads tightened after the Federal Open Market Committee announced QE2. The portfolio also benefitted from strong security selection within investment grade credit. Detracting from performance towards the end of 2010 was the portfolio’s yield curve flattening bias. Also detracting from performance was the portfolio’s high quality bias within spread sectors. Since the strong performance towards the end of 2010 was largely offset by weaker performance towards the end of second quarter of 2011, the bulk of the underperformance for the one-year period came in July and August, as the portfolio posted negative excess returns of -14 bps and -30 bps versus the benchmark, respectively. The portfolio’s short duration position was the largest detractor from performance as interest rates rallied to all-time low levels, as market participants began to price in a growing fear of a recession in the US. Also detracting from performance has been BlackRock’s overweight to spread sectors, primarily CMBS and Financials within Investment Grade Credit, despite a higher quality bias. Spread sectors continue to experience significant volatility as fixed income markets have experienced an intense flight-to-quality bid over the last few months, as job growth in the US remains stagnant and the European debt crisis continues to worsen.

The portion of the Fund managed by PIMCO underperformed the Fund’s benchmark for the one-year period ended August 31, 2011. The portfolio’s underweight to U.S. duration detracted from performance, as Treasury yields fell due to continued uncertainty and the Federal Reserve’s commitment to hold the federal funds rate at the zero lower bound. This was partially mitigated by exposure to duration in core Europe, Canada, and Australia, especially in the latter half of the year, as yields also fell in these markets. An underweight to investment grade credit negatively impacted performance as the sector outperformed Treasury securities. This effect was exacerbated by an emphasis on financial companies, which lagged the broader Corporate sector amid market turbulence. A tactical underweight to agency MBS, which outperformed like-duration Treasuries, was also negative for performance; however security selection across coupons helped offset this impact. An out-of-index allocation to emerging market debt also benefited returns. PIMCO believes that the global economy over the next three to five years will remain a multi-speed world. PIMCO foresees a “hobble through” outcome for developed economies, with the potential for even lower growth, while relatively high growth in emerging economies should produce a continued convergence in income and wealth. PIMCO will continue to focus on avoiding the effects of financial repressive policies that create low or even negative real yields on sovereign debt, while high grade mortgage-backed and corporate securities should continue to be important return drivers within the portfolio.

•	Metropolitan West Asset Management, LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including (i) duration management, (ii) yield curve positioning, (iii) sector allocation, (iv) security selection, and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

The portion of the Fund managed by WAMCo outperformed the Fund’s benchmark, returning +5.00% versus a benchmark return of +4.62% for the one-year period ended August 31, 2011. WAMCo proactively managed the Fund’s portfolio using its fundamental, value-oriented investment philosophy. The portfolio’s exposure to non-agency mortgage-backed securities significantly contributed to returns over the 12 months as coupon payment a principal paydowns remained steady. Recognizing that valuations have improved significantly in certain sectors since the end of the 2007 – 2008 crisis and have moved much closer to their historical averages, WAMCo reduced overweight positions to affected sectors. Accordingly, WAMCo trimmed the portfolio’s exposure to both non-agency mortgage-backed securities and to investment grade credit, particularly in financials and industrials. This decision was beneficial as fears over weakening economies, both at domestic and abroad, led to slight underperformance in these sectors in 2011 Seeing value, WAMCo bolstered its exposure to agency mortgage-backed securities, particularly to Fannie Mae securities, from an underweight to an overweight position versus the benchmark. During the reporting period, WAMCo utilized U.S. Treasury futures and options as well as Eurodollar futures to manage the Fund’s duration and to maintain a particular shape of the yield curve. Similarly the portfolio employed Euro-Bobl futures to manage exposure to the German yield curve. Over the period, WAMCo maintained a tactical duration position and employed a yield curve flattening strategy. Both the tactical duration positioning and curve flattening strategy detracted from performance as the curve ended the period both lower and steeper.

The portion of the Fund managed by MetWest outperformed the Fund’s benchmark, returning +6.30% versus a benchmark return of +4.62% for the one-year period ended August 31, 2011. Outperformance was most significantly gained through the bottom-up strategies of sector allocation and security selection. The portfolio remained underweight to U.S. Treasury securities throughout the year, in favor of riskier spread sectors within the fixed income market, which benefitted performance as all non-government sectors outperformed U.S. Treasuries on a duration-adjusted basis. Corporate security selection was additive, particularly the allocation to financials. Despite recent volatility in this sector, corporate earnings have been healthy and balance sheets are generally in much better condition as not only banks, but also industrial credits have de-levered and cash positions are at decade highs. Within the MBS sector, both agency MBS and non-agency MBS were contributors throughout the year. Both are favored by the positive technicals of slow prepayments and relatively limited supply. Among these holdings, agency MBS focus is on specified pools with low loan balances and seasoned collateral, while non-agency MBS focus remains on top of the capital structure, low dollar-priced assets backed by alt-a and subprime collateral. In addition, an overweight to commercial MBS, also at the top of the capital structure, contributed to returns as the sector was a top performer in the fixed income market over the past 12 months. The defensive interest rate posture relative to the benchmark was a drag on performance as rates fell across the curve.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Intermediate Investment Grade Debt Funds Average.18

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.12%	4.50%
10 year	5.64	4.00
5 year	7.22	5.48
3 year	8.87	7.00
1 year	3.93	1.87

See pages 26 through 27 for all footnotes

High Yield Investments

About the Subadvisers

•	PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Company (“WAMCo”)
WAMCo combines traditional analysis with innovative technology applied to all sectors of the market. WAMCo believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2010, through August 31, 2011, the Sub-advisers for High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management Company (“WAMCo”).

The portion of the Fund managed by PENN Capital outperformed the Fund’s benchmark, the Barclays Capital High Yield Index, for the one-year period ended August 31, 2011. The portfolio benefited greatly from positive credit events during the last year. This included over two dozen examples within the portfolio of mergers and acquisitions (“M&A”) tender offers, initial public offerings (“IPO”) and early bond calls. It is PENN Capital’s expectation that we will see further M&A and positive credit events going forward, a view based largely on the current health of corporate balance sheets. The portfolio had significant positive attribution from credits within the technology, energy and telecommunications sectors. While the specific drivers within this group were largely credit specific, all three sectors did participate in positive credit events that magnified this outperformance. From a rating perspective PENN Capital continued to add the most value in the allocation to B and CCC credits. The proprietary PENN Capital Risk Rating has historically found the most attractive relative value and misunderstood risk assumptions in this area of the market. It is PENN Capital’s expectation that macro headlines will continue to dominate and move markets over the next few months, but the health of credit in general and PENN Capital’s credit investment specifically can weather the storm well. With capital markets open for most of the last 2 years, US corporate issuers have been proactive in addressing debt maturities in their capital structures. With the back drop of a Federal Reserve that has committed to keeping interest rates historically low, PENN Capital continues to find relative value in the high yield market.

The portion of the Fund managed by WAMCo outperformed the Fund’s benchmark, returning +9.30% versus a benchmark return of +8.39% for the one-year period ended August 31, 2011. The Portfolio performed well during the year. Security selection was the leading contributor to relative outperformance. In particular, the portfolios focus on TXU Energy, Charter Communications Inc. and Sprint Capital Corp. TXU Energy benefited primarily from strong balance sheet management and the company was able to extend the maturity of more than $15 billion in debt originally due from 2014 to 2017. Wireless service provider Sprint and cable operator Charter Communications performed well on improved fundamental results and continued significant free cash flow generation. A few issuers did however detract from performance. A focus on French shipping company CMA CGM SA and media provider Cengage Learning took away from relative returns. From a ratings perspective, and overweight to lower quality issuers and an underweight to higher quality ones added to returns. On average, CCC rated issuers returned +8.70% versus a return of +8.30% for BB companies. Finally, sector selection had a slightly negative impact on returns. The portfolio had underweights to technology and finance which were the top two performing sectors of the market. In addition, the portfolio was overweight to transportation which lagged the rest of the market over the period. Somewhat offsetting this negative was the benefit of underweighting the underperforming wireline sector.

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital High Yield Index8 and the Lipper High Current Yield Funds Average.19

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (7/13/1998)	4.09%	2.48%
10 year	6.46	4.80
5 year	7.30	5.56
3 year	10.39	8.50
1 year	9.01	6.86

See pages 26 through 27 for all footnotes

International Fixed Income Investments

About the Subadvisers

•	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2010, through August 31, 2011, the Sub-adviser for International Fixed Income Investments (“Fund”) was Pacific Investment Management Company, LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. Hedged, for the one-year period ended August 31, 2011. The portfolio’s overweight duration positioning in Canada and Australia was a positive contributor to returns, as yields in these markets fell amid continued uncertainty and low rates maintained by central banks. In the U.K., where yields also fell, an underweight to duration negatively impacted performance. U.S. duration exposure during periods of rising rates also hurt returns, while tactical duration positioning in core Europe was neutral for performance over the year. Non-benchmark allocations to high quality sectors, such as agency MBS and investment grade credit, benefited performance as these securities outpaced government bonds. Modest allocations to non-agency and commercial MBS also contributed to performance, as these securities were aided by limited supply and investor demand for higher yielding assets. Lastly, non-benchmark exposure to emerging market debt contributed to performance as emerging market economies maintained positive growth trajectories due to strong initial conditions against a backdrop of increasingly uncertain economic conditions in developed countries. PIMCO believes that the global economy over the next three to five years will remain a multi-speed world. PIMCO foresees a “hobble-through” outcome for developed economies, while relatively high growth in emerging economies should produce a continued convergence in income and wealth. To avoid the effects of financially repressive policies which create low or even negative real yields on sovereign debt, PIMCO plans to focus on high-quality, income-producing strategies.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. Hedged,9 the Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. Unhedged9 and Lipper International Income Funds Average. 17

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.40%	4.78%
10 year	6.72	5.06
5 year	6.01	4.28
3 year	7.65	5.79
1 year	1.21	(0.80)

See pages 26 through 27 for all footnotes

Municipal Bond Investments

About the Subadvisers

•	McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period of September 1, 2010, through August 31, 2011, the Sub-adviser for Municipal Bond Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index, returning +1.71% versus a benchmark return of +2.66% for the one-year period ended August 31, 2011. The Fund remains ahead of its benchmark year-to-date (“YTD”) returning +7.77% versus +7.29%. The greatest negative impacts on Fund performance occurred during the fourth quarter 2010, when credit concerns permeated the municipal market. The Fund capitalized on the fourth quarter sell-off in the first quarter of 2011 by purchasing long-dated securities that have been additive to YTD performance. The Fund’s overweight in the 5-10 year portion of the curve, underweight in BBB rated bonds and long duration also enhanced performance. Allocations to the Water and Sewer and Hospital sectors were positive, while the Local GO sector detracted from performance.

At reputable conferences sponsored by major universities, “experts” were predicting that the crisis facing markets in 2011 was going to be the huge unfunded liabilities and budget deficits facing state and local governments. That concern faded into the background, as the federal deficit and European debt crisis took center stage. As a consequence, municipal bonds have thus far experienced a year of strong performance.

McDonnell continues to watch developments in Washington to evaluate their credit impact. Sectors that could potentially be negatively affected include hospitals, transportation and road programs, as well as federal low-income housing programs. Federal grant support is a metric in McDonnell’s credit review process. As such, McDonnell continually re-evaluates those credits that may be challenged in the event these triggers are activated.

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital Municipal Bond Index10 and the Lipper General Municipal Debt Funds Average.20

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	5.21%	3.61%
10 year	4.42	2.79
5 year	4.46	2.76
3 year	5.71	3.89
1 year	1.71	(0.30)

See pages 26 through 27 for all footnotes

Money Market Investments

About the Subadvisers

•	The Dreyfus Corporation (“Dreyfus”)
Dreyfus seeks to improve the Fund’s yield through actively managing sector allocations and the average maturity of the Fund. Dreyfus monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Dreyfus will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2010, through August 31, 2011, the Sub-adviser for Money Market Investments (“Fund”) was The Dreyfus Corporation (“Dreyfus”).

The Fund successfully delivered positive performance in a challenging market environment, while maintaining its focus on the primary goal of providing liquidity. Performance was driven by the same post-crisis factors as in the prior year, namely historically low rates combined with improving credit markets.

On the monetary policy front, Federal Reserve Chairman Ben Bernanke hinted at additional stimulus to counter deteriorating economic fundamentals at the Jackson Hole meeting on August 27, 2010. Ten weeks later, the Federal Open Market Committee announced a $600 billion asset purchase program dubbed “QE2”. Despite its technical success — lower yields, tighter credit spreads, higher equity valuations, improved banking system profitability — the underlying economic issues of a disappointing recovery and stubbornly high unemployment rate remain.

While performance in the money markets is traditionally driven by monetary policy and economic performance, returns in the post-crisis era have been marked by increased regulatory involvement. The Dodd-Frank Act encouraged US financial institutions to secure more stable sources of funding such as retail deposits and long term bonds. This in turn led to a reduction in the issuance of commercial paper and certificates of deposit, exacerbating an already problematic lack of investment opportunities available to money market funds. In April 2011, the FDIC began collecting an expanded fee on bank liabilities, reducing the incentive to finance securities through the repo market. Long a staple investment of money market funds, the dwindling availability of repo resulted in near-zero rates on some transactions.

MONEY MARKET INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2011†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	3.15%	1.57%
10 year	1.85	0.25
5 year	1.84	0.17
3 year	0.45	(1.28)
1 year	0.01	(1.97)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 26 through 27 for all footnotes

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.smithbarney.com/products-services/managed-money/trak/trak-cgcm.html.
*	The Funds are available only to investors participating in MSSB approved advisory programs. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance data shown does not reflect this fee, which would reduce returns.
**	Consulting Group Advisory Services, LLC, a business of Morgan Stanley Smith Barney Holdings LLC voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.
1.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
2.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
3.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
4.	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
5.	The MSCI EAFE® Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
6.	The MSCI Emerging Markets Index is an index comprised of twenty-five emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
7.	The Barclays Capital U.S. Aggregate Bondtm Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
8.	The Barclays Capital High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9.	The Citigroup Global Markets Non-U.S. Dollar Government Bond Index ex-U.S. Hedged and Unhedged are indexes subset of the Citigroup World Bond Index that excludes corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
10.	The Barclays Capital Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
11.	The Lipper Large-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds investing in value oriented funds.
12.	The Lipper Large-Cap Growth Funds Average is comprised of the Fund’s peer group of mutual funds investing in growth oriented funds.
13.	The Lipper Small-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap value companies.
14.	The Lipper Small-Cap Growth Funds Average is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap growth companies.
15.	The Lipper International Large-Cap Core Average includes the 30 largest large-cap core funds tracked by Lipper Inc.
16.	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
17.	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States.
18.	Lipper Intermediate Investment Grade Debt Funds Average is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.
19.	Lipper High Current Yield Funds Average, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.
20.	The Lipper General Municipal Debt Funds Average is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average.

Fund Expenses
(unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which in the case of TRAK® may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2011, and held for the six months ended August 31, 2011.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Total Return		Beginning	Ending	Annualized	Expense
	Without		Account	Account	Expense	Paid During
Fund	TRAK Fee(2)		Value	Value	Ratios(3)	the Period(4)

Large Capitalization Growth Investments	(9.07)%		$1,000.00	$909.30	0.68%	$3.27
Large Capitalization Value Equity Investments	(8.14)%		1,000.00	918.60	0.68%	3.29
Small Capitalization Growth Investments	(12.86)%		1,000.00	871.40	0.92%	4.34
Small Capitalization Value Equity Investments	(11.88)%		1,000.00	881.20	0.94%	4.46
International Equity Investments	(11.10)%		1,000.00	889.00	0.84%	4.00
Emerging Markets Equity Investments	(4.40)%		1,000.00	956.00	0.91%	4.49
Core Fixed Income Investments	4.10%		1,000.00	1,041.00	0.51%	2.62
High Yield Investments	(3.03)%		1,000.00	969.70	0.72%	3.57
International Fixed Income Investments	4.44%		1,000.00	1,044.40	0.71%	3.66
Municipal Bond Investments	6.00%		1,000.00	1,060.00	0.58%	3.01
Money Market Investments	0.00	%(5)	1,000.00	1,000.00	0.19%	0.96

(1)	For the six months ended August 31, 2011.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 2.00%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(5)	Consulting Group Advisory Services, LLC, a business of Morgan Stanley Smith Barney Holdings LLC, voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expense
	Annualized	Account	Account	Expense	Paid During
Fund	Total Return	Value	Value	Ratios(2)	the Period(3)

Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.78	0.68%	$3.47
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,021.78	0.68%	3.47
Small Capitalization Growth Investments	5.00%	1,000.00	1,020.57	0.92%	4.69
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,020.47	0.94%	4.79
International Equity Investments	5.00%	1,000.00	1,020.97	0.84%	4.28
Emerging Markets Equity Investments	5.00%	1,000.00	1,020.62	0.91%	4.63
Core Fixed Income Investments	5.00%	1,000.00	1,022.63	0.51%	2.60
High Yield Investments	5.00%	1,000.00	1,021.58	0.72%	3.67
International Fixed Income Investments	5.00%	1,000.00	1,021.63	0.71%	3.62
Municipal Bond Investments	5.00%	1,000.00	1,022.28	0.58%	2.96
Money Market Investments	5.00%	1,000.00	1,024.25	0.19%	0.97

(1)	For the six months ended August 31, 2011.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments
August 31, 2011

Large Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 97.1%
CONSUMER DISCRETIONARY — 15.9%
Auto Components — 1.4%
200,630	BorgWarner Inc.*	$14,322,976
262,400	Johnson Controls Inc.	8,365,312
41,200	Tenneco Inc.*	1,351,772

	Total Auto Components	24,040,060

Automobiles — 0.1%
54,300	Harley-Davidson Inc.	2,099,238

Distributors — 0.2%
149,400	LKQ Corp.*	3,824,640

Diversified Consumer Services — 1.0%
381,100	Apollo Group Inc., Class A Shares*	17,845,008

Hotels, Restaurants & Leisure — 1.5%
287,200	Ctrip.com International Ltd., ADR*	11,981,984
299,721	Starbucks Corp.	11,575,225
52,498	Starwood Hotels & Resorts Worldwide Inc.	2,339,311

	Total Hotels, Restaurants & Leisure	25,896,520

Household Durables — 0.1%
31,800	Harman International Industries Inc.	1,150,842

Internet & Catalog Retail — 5.0%
156,810	Amazon.com Inc.*	33,759,625
97,400	priceline.com Inc.*	52,329,123

	Total Internet & Catalog Retail	86,088,748

Media — 2.7%
650,010	Comcast Corp., Class A Shares	13,981,715
359,000	DIRECTV, Class A Shares*	15,785,230
50,000	Discovery Communications Inc., Class A Shares*	2,114,000
309,060	Viacom Inc., Class B Shares	14,909,054

	Total Media	46,789,999

Multiline Retail — 0.6%
42,450	Dollar Tree Inc.*	3,031,779
147,550	Target Corp.	7,623,909

	Total Multiline Retail	10,655,688

Specialty Retail — 2.0%
46,700	Bed Bath & Beyond Inc.*	2,655,362
139,500	Chico’s FAS Inc.	1,941,840
32,400	Dick’s Sporting Goods Inc.*	1,138,212
521,400	Lowe’s Cos., Inc.	10,391,502
62,700	O’Reilly Automotive Inc.*	4,067,976
832,200	Staples Inc.	12,266,627
22,800	Tiffany & Co.	1,640,688
22,100	Tractor Supply Co.	1,356,277

	Total Specialty Retail	35,458,484

Textiles, Apparel & Luxury Goods — 1.3%
140,200	Coach Inc.	7,882,044
156,050	NIKE Inc., Class B Shares	13,521,733
28,000	Warnaco Group Inc. (The)*	1,493,800

	Total Textiles, Apparel & Luxury Goods	22,897,577

	TOTAL CONSUMER DISCRETIONARY	276,746,804

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

CONSUMER STAPLES — 3.2%
Beverages — 0.2%
33,400	Hansen Natural Corp.*	$2,849,688

Food & Staples Retailing — 0.8%
394,400	Walgreen Co.	13,886,824

Food Products — 2.2%
464,590	General Mills Inc.	17,612,607
11,300	Green Mountain Coffee Roasters Inc.*	1,183,562
351,376	Hershey Co. (The)	20,608,202

	Total Food Products	39,404,371

	TOTAL CONSUMER STAPLES	56,140,883

ENERGY — 11.4%
Energy Equipment & Services — 4.7%
265,600	Baker Hughes Inc.	16,230,816
54,200	Complete Production Services Inc.*	1,575,052
574,461	Halliburton Co.	25,488,835
194,990	National-Oilwell Varco Inc.	12,892,739
135,700	Schlumberger Ltd.	10,600,884
54,000	Superior Energy Services Inc.*	1,907,280
729,840	Weatherford International Ltd.*	12,502,159

	Total Energy Equipment & Services	81,197,765

Oil, Gas & Consumable Fuels — 6.7%
38,500	Cabot Oil & Gas Corp.	2,920,610
57,500	Concho Resources Inc.*	4,999,625
292,910	Consol Energy Inc.	13,374,271
48,100	Continental Resources Inc.*	2,688,309
247,900	EOG Resources Inc.	22,953,061
41,100	InterOil Corp.(a)*	2,604,507
158,797	Newfield Exploration Co.*	8,106,587
311,200	Occidental Petroleum Corp.	26,993,487
463,360	Suncor Energy Inc.	14,781,184
747,820	Valero Energy Corp.	16,990,470

	Total Oil, Gas & Consumable Fuels	116,412,111

	TOTAL ENERGY	197,609,876

FINANCIALS — 3.8%
Capital Markets — 1.3%
102,100	Raymond James Financial Inc.	2,866,968
333,470	State Street Corp.	11,844,854
29,400	T. Rowe Price Group Inc.	1,572,312
401,433	TD Ameritrade Holding Corp.	6,174,040

	Total Capital Markets	22,458,174

Commercial Banks — 0.3%
295,700	Itau Unibanco Holding SA, ADR	5,369,912

Diversified Financial Services — 2.1%
60,750	CME Group Inc., Class A Shares	16,227,540
151,000	IntercontinentalExchange Inc.*	17,810,450
32,900	Moody’s Corp.	1,014,307

	Total Diversified Financial Services	35,052,297

Real Estate Investment Trusts (REITs) — 0.1%
88,600	Annaly Capital Management Inc.	1,606,318

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

FINANCIALS — 3.8% — (continued)
Real Estate Investment Trusts (REITs) — 0.1% — (continued)

63,300	CB Richard Ellis Group Inc., Class A Shares*	$959,628

	Total Real Estate Investment Trusts (REITs)	2,565,946

	TOTAL FINANCIALS	65,446,329

HEALTH CARE — 11.2%
Biotechnology — 2.7%
88,314	Alexion Pharmaceuticals Inc.*	5,117,355
467,630	Celgene Corp.*	27,809,956
312,330	Gilead Sciences Inc.*	12,457,282
17,800	United Therapeutics Corp.*	768,070

	Total Biotechnology	46,152,663

Health Care Equipment & Supplies — 0.4%
56,100	Cooper Cos., Inc. (The)	4,222,647
11,900	Edwards Lifesciences Corp.*	897,855
3,450	Intuitive Surgical Inc.*	1,315,658
27,300	Thoratec Corp.*	935,298

	Total Health Care Equipment & Supplies	7,371,458

Health Care Providers & Services — 2.3%
397,010	Aetna Inc.	15,892,310
26,100	Amerisourcebergen Corp., Class A Shares	1,033,038
38,700	Catalyst Health Solutions Inc.*	2,078,964
46,800	DaVita Inc.*	3,443,544
82,400	Medco Health Solutions Inc.*	4,461,136
17,900	Mednax Inc.*	1,169,049
259,500	UnitedHealth Group Inc.	12,331,440

	Total Health Care Providers & Services	40,409,481

Health Care Technology — 0.2%
22,400	Cerner Corp.*	1,477,504
21,000	SXC Health Solutions Corp.*	1,148,490

	Total Health Care Technology	2,625,994

Life Sciences Tools & Services — 0.5%
180,360	Illumina Inc.*	9,396,756

Pharmaceuticals — 5.1%
416,500	Allergan Inc.	34,073,865
118,850	Novo Nordisk, ADR	12,676,541
140,093	Perrigo Co.	13,272,411
42,900	Shire PLC, ADR	4,165,590
959,500	Warner Chilcott PLC, Class A Shares	16,369,070
114,300	Watson Pharmaceuticals Inc.*	7,671,816

	Total Pharmaceuticals	88,229,293

	TOTAL HEALTH CARE	194,185,645

INDUSTRIALS — 12.8%
Aerospace & Defense — 3.3%
120,800	BE Aerospace Inc.*	4,207,464
164,810	Goodrich Corp.	14,697,756
139,403	Precision Castparts Corp.	22,841,181
222,300	United Technologies Corp.	16,505,775

	Total Aerospace & Defense	58,252,176

Air Freight & Logistics — 1.9%
273,400	Expeditors International of Washington Inc.	12,439,700
219,980	FedEx Corp.	17,316,825

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INDUSTRIALS — 12.8% — (continued)
Air Freight & Logistics — 1.9% — (continued)

70,700	HUB Group Inc., Class A Shares*	$2,226,343
75,700	UTi Worldwide Inc.	1,025,357

	Total Air Freight & Logistics	33,008,225

Airlines — 0.2%
44,800	Alaska Air Group Inc.*	2,586,304
37,600	United Continental Holdings Inc.*	698,984

	Total Airlines	3,285,288

Commercial Services & Supplies — 0.2%
95,800	Waste Connections Inc.	3,313,722

Construction & Engineering — 0.2%
61,600	Chicago Bridge & Iron Co. NV, Class NY Shares	2,202,200
101,100	Quanta Services Inc.*	1,940,109

	Total Construction & Engineering	4,142,309

Electrical Equipment — 0.9%
379,176	ABB Ltd., ADR	8,065,074
112,350	AMETEK Inc.	4,390,638
54,000	Cooper Industries PLC	2,558,520

	Total Electrical Equipment	15,014,232

Industrial Conglomerates — 3.3%
611,980	Danaher Corp.	28,034,804
1,659,660	General Electric Co.	27,069,055
160,300	McDermott International Inc.*	2,306,717

	Total Industrial Conglomerates	57,410,576

Machinery — 1.6%
96,400	Caterpillar Inc.	8,772,400
107,975	Cummins Inc.	10,033,037
126,792	Eaton Corp.	5,445,716
45,700	Navistar International Corp.*	1,891,980
28,400	Pall Corp.	1,452,092

	Total Machinery	27,595,225

Road & Rail — 1.0%
455,050	Hertz Global Holdings Inc.*	5,096,560
128,187	Union Pacific Corp.	11,814,996

	Total Road & Rail	16,911,556

Trading Companies & Distributors — 0.2%
24,700	MSC Industrial Direct Co., Class A Shares	1,523,249
30,100	WESCO International Inc.(a)*	1,297,009

	Total Trading Companies & Distributors	2,820,258

	TOTAL INDUSTRIALS	221,753,567

INFORMATION TECHNOLOGY — 33.6%
Communications Equipment — 5.2%
69,000	ADTRAN Inc.	2,143,140
935,640	Cisco Systems Inc.	14,670,835
81,000	JDS Uniphase Corp.*	1,050,570
307,300	Juniper Networks Inc.*	6,431,789
340,200	Polycom Inc.*	8,096,760
1,125,890	QUALCOMM Inc.	57,938,300
2,300	Riverbed Technology Inc.*	56,994

	Total Communications Equipment	90,388,388

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 33.6% — (continued)

Computers & Peripherals — 7.4%
274,509	Apple Inc.*	$105,639,299
1,010,280	EMC Corp.*	22,822,225

	Total Computers & Peripherals	128,461,524

Electronic Equipment, Instruments & Components — 0.1%
33,800	Agilent Technologies Inc.*	1,246,206
67,600	Jabil Circuit Inc.	1,139,060

	Total Electronic Equipment, Instruments & Components	2,385,266

Internet Software & Services — 5.1%
68,260	Baidu Inc., ADR*	9,950,943
114,905	Google Inc., Class A Shares*	62,159,009
537,000	VeriSign Inc.	16,727,550

	Total Internet Software & Services	88,837,502

IT Services — 7.5%
43,400	Alliance Data Systems Corp.*	4,053,994
201,400	Cognizant Technology Solutions Corp., Class A Shares*	12,778,830
170,740	Mastercard Inc., Class A Shares	56,294,684
310,400	Teradata Corp.*	16,252,544
68,200	VeriFone Systems Inc.*	2,402,004
425,650	Visa Inc., Class A Shares	37,406,122

	Total IT Services	129,188,178

Semiconductors & Semiconductor Equipment — 1.3%
150,455	Altera Corp.	5,475,057
228,967	ARM Holdings PLC, ADR	6,314,910
74,300	Avago Technologies Ltd.	2,460,073
93,955	Broadcom Corp., Class A Shares	3,349,496
100,600	Fairchild Semiconductor International Inc., Class A Shares*	1,333,956
89,200	GT Advanced Technologies Inc.(a)*	1,089,132
72,300	Skyworks Solutions Inc.*	1,491,549
193,100	TriQuint Semiconductor Inc.*	1,463,698

	Total Semiconductors & Semiconductor Equipment	22,977,871

Software — 7.0%
519,700	Adobe Systems Inc.*	13,117,228
59,000	Ariba Inc.*	1,600,670
31,700	Autodesk Inc.*	893,940
246,160	Check Point Software Technologies Ltd.*	13,400,950
436,950	Citrix Systems Inc.*	26,404,889
419,500	Intuit Inc.*	20,693,935
40,900	MICROS Systems Inc.*	1,949,294
1,109,220	Oracle Corp.	31,135,805
65,600	Rovi Corp.*	3,207,184
73,500	Salesforce.com Inc.*	9,463,125

	Total Software	121,867,020

	TOTAL INFORMATION TECHNOLOGY	584,105,749

MATERIALS — 2.9%
Chemicals — 1.9%
386,890	Dow Chemical Co. (The)	11,007,021
27,400	FMC Corp.	2,080,482
63,400	Monsanto Co.	4,370,162
233,500	Syngenta AG, ADR	14,782,885

	Total Chemicals	32,240,550

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

MATERIALS — 2.9% — (continued)

Containers & Packaging — 0.1%
64,500	Crown Holdings Inc.*	$2,287,815

Metals & Mining — 0.9%
45,700	Allegheny Technologies Inc.	2,290,484
297,800	Freeport-McMoRan Copper & Gold Inc.	14,038,292

	Total Metals & Mining	16,328,776

	TOTAL MATERIALS	50,857,141

TELECOMMUNICATION SERVICES — 2.3%
Wireless Telecommunication Services — 2.3%
221,200	American Tower Corp., Class A Shares*	11,913,832
594,600	Crown Castle International Corp.*	25,823,478
61,900	NII Holdings Inc.*	2,385,007

	Total Wireless Telecommunication Services	40,122,317

	TOTAL TELECOMMUNICATION SERVICES	40,122,317

	TOTAL COMMON STOCKS (Cost — $1,400,555,886)	1,686,968,311

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,400,555,886)	1,686,968,311

Face
Amount

SHORT-TERM INVESTMENTS (b) — 3.6%
MONEY MARKET FUND — 0.3%
4,757,867	Invesco STIT – Liquid Assets Portfolio(c) (Cost — $4,757,867)	4,757,867

TIME DEPOSITS — 3.3%
58,361,112	JPMorgan Chase & Co. - London, 0.030% due 9/1/11 (Cost — 58,361,112)	58,361,112

	TOTAL SHORT-TERM INVESTMENTS (Cost — $63,118,979)	63,118,979

	TOTAL INVESTMENTS — 100.7% (Cost — $1,463,674,865#)	1,750,087,290

	Liabilities in Excess of Other Assets — (0.7)%	(12,064,747)

	TOTAL NET ASSETS — 100.0%	$1,738,022,543

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.3%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,492,925,087.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Summary of Investments by Security Sector

Information Technology	33.4%
Consumer Discretionary	15.8
Industrials	12.7
Energy	11.3
Health Care	11.1
Financials	3.7
Consumer Staples	3.2
Materials	2.9
Telecommunication Services	2.3
Short-Term Investments	3.6

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.6%
CONSUMER DISCRETIONARY — 5.7%
Distributors — 0.4%
91,130	Genuine Parts Co.	$5,013,973

Diversified Consumer Services — 0.2%
176,600	H&R Block Inc.	2,670,192

Household Durables — 0.4%
26,400	Mohawk Industries Inc.*	1,308,120
61,200	Whirlpool Corp.	3,836,628

	Total Household Durables	5,144,748

Leisure Equipment & Products — 0.2%
112,300	Mattel Inc.	3,017,501

Media — 1.8%
342,499	Comcast Corp., Class A Shares	7,367,153
52,300	Omnicom Group Inc.	2,120,765
348,100	Time Warner Inc.(a)	11,020,847

	Total Media	20,508,765

Multiline Retail — 1.7%
134,324	Kohl’s Corp.	6,224,574
275,000	Target Corp.	14,209,250

	Total Multiline Retail	20,433,824

Specialty Retail — 0.3%
165,111	Best Buy Co., Inc.	4,225,190

Textiles, Apparel & Luxury Goods — 0.7%
71,083	V. F. Corp.	8,320,976

	TOTAL CONSUMER DISCRETIONARY	69,335,169

CONSUMER STAPLES — 10.1%
Beverages — 0.8%
77,550	Diageo PLC, ADR	6,224,163
59,400	PepsiCo Inc.	3,827,142

	Total Beverages	10,051,305

Food & Staples Retailing — 2.7%
528,727	CVS/Caremark Corp.	18,986,586
142,100	Kroger Co.	3,347,876
235,292	Sysco Corp.	6,571,706
74,100	Wal-Mart Stores Inc.	3,942,861

	Total Food & Staples Retailing	32,849,029

Food Products — 3.8%
511,699	Archer-Daniels-Midland Co.	14,573,188
63,300	Campbell Soup Co.(a)	2,017,371
120,180	HJ Heinz Co.	6,326,275
293,290	Kraft Foods Inc., Class A Shares	10,271,016
382,800	Unilever NV, NY Registered Shares	13,015,200

	Total Food Products	46,203,050

Household Products — 1.5%
269,377	Kimberly-Clark Corp.	18,630,113

Tobacco — 1.3%
226,200	Altria Group Inc.	6,150,378
85,350	Philip Morris International Inc.	5,916,462

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

CONSUMER STAPLES — 10.1% — (continued)
Tobacco — 1.3% — (continued)

106,800	Reynolds American Inc.	$4,012,476

	Total Tobacco	16,079,316

	TOTAL CONSUMER STAPLES	123,812,813

ENERGY — 15.1%
Energy Equipment & Services — 2.8%
164,404	Diamond Offshore Drilling Inc.(a)	10,477,467
58,420	Ensco PLC, ADR	2,819,349
262,000	Halliburton Co.	11,624,940
141,000	National-Oilwell Varco Inc.	9,322,920

	Total Energy Equipment & Services	34,244,676

Oil, Gas & Consumable Fuels — 12.3%
105,000	Apache Corp.	10,822,350
119,400	Chesapeake Energy Corp.	3,867,366
262,428	Chevron Corp.	25,956,754
40,800	Cimarex Energy Co.	2,900,472
317,701	ConocoPhillips	21,625,907
155,000	Devon Energy Corp.	10,513,650
100,858	Exxon Mobil Corp.	7,467,526
205,000	Hess Corp.	12,164,700
386,106	Marathon Oil Corp.	10,393,974
115,363	Marathon Petroleum Corp.	4,275,353
128,930	Murphy Oil Corp.	6,908,069
30,300	Range Resources Corp.	1,962,228
59,400	Royal Dutch Shell PLC, Class A Shares, ADR	3,982,770
254,500	Royal Dutch Shell PLC, Class B Shares, ADR	17,173,660
72,600	Southwestern Energy Co.*	2,755,170
147,800	Total SA, ADR(a)	7,248,112

	Total Oil, Gas & Consumable Fuels	150,018,061

	TOTAL ENERGY	184,262,737

FINANCIALS — 15.8%
Capital Markets — 1.9%
69,500	Ameriprise Financial Inc.	3,176,150
340,000	Bank of New York Mellon Corp. (The)	7,027,800
45,352	Goldman Sachs Group Inc. (The)	5,270,809
48,500	Northern Trust Corp.	1,863,855
160,600	State Street Corp.	5,704,512

	Total Capital Markets	23,043,126

Commercial Banks — 2.0%
632,256	Fifth Third Bancorp	6,714,559
98,250	HSBC Holdings PLC, ADR	4,279,770
65,800	PNC Financial Services Group Inc.	3,299,212
374,993	Wells Fargo & Co.	9,787,317

	Total Commercial Banks	24,080,858

Consumer Finance — 0.6%
168,750	Capital One Financial Corp.	7,770,938

Diversified Financial Services — 2.1%
594,011	Bank of America Corp.	4,853,070
327,710	JPMorgan Chase & Co.	12,308,787
265,000	NYSE Euronext	7,229,200

	Total Diversified Financial Services	24,391,057

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

FINANCIALS — 15.8% — (continued)

Insurance — 7.1%
110,000	ACE Ltd.	$7,103,800
11,947	Alleghany Corp.*	3,571,675
23,900	Allied World Assurance Co. Holdings Ltd.	1,240,410
516,289	Allstate Corp. (The)	13,542,260
69,697	AON Corp.	3,256,941
82,200	Arch Capital Group Ltd.*	2,768,496
133,200	Fidelity National Financial Inc., Class A Shares	2,263,068
34,100	Loews Corp.	1,282,842
664,066	MetLife Inc.	22,312,618
166,600	Progressive Corp. (The)	3,195,388
314,270	Travelers Cos., Inc. (The)	15,858,064
61,300	W.R. Berkley Corp.	1,893,557
185,000	Willis Group Holdings PLC(a)	7,239,050

	Total Insurance	85,528,169

Real Estate Investment Trusts (REITs) — 1.9%
550,800	Annaly Capital Management Inc.	9,986,004
54,900	Hatteras Financial Corp.	1,515,789
164,000	HCP Inc.	6,113,920
119,870	Health Care REIT Inc.	6,108,575

	Total Real Estate Investment Trusts (REITs)	23,724,288

Thrifts & Mortgage Finance — 0.2%
316,600	Hudson City Bancorp Inc.	1,966,086
69,000	New York Community Bancorp Inc.	883,890

	Total Thrifts & Mortgage Finance	2,849,976

	TOTAL FINANCIALS	191,388,412

HEALTH CARE — 13.4%
Health Care Equipment & Supplies — 3.0%
133,000	Baxter International Inc.	7,445,340
143,000	Hospira Inc.*	6,606,600
411,000	Medtronic Inc.	14,413,770
187,034	St. Jude Medical Inc.	8,517,528

	Total Health Care Equipment & Supplies	36,983,238

Health Care Providers & Services — 2.2%
182,000	Aetna Inc.	7,285,460
75,800	CIGNA Corp.	3,542,892
96,000	McKesson Corp.	7,673,280
14,300	Quest Diagnostics Inc.	716,001
170,718	UnitedHealth Group Inc.	8,112,519

	Total Health Care Providers & Services	27,330,152

Pharmaceuticals — 8.2%
147,000	Abbott Laboratories	7,718,970
120,270	AstraZeneca PLC, ADR(a)	5,703,203
216,490	Bristol-Myers Squibb Co.	6,440,578
481,510	Eli Lilly & Co.	18,061,440
92,700	GlaxoSmithKline PLC, ADR	3,970,341
284,625	Johnson & Johnson	18,728,325
250,140	Merck & Co., Inc.	8,284,637
1,031,475	Pfizer Inc.	19,577,396
111,000	Sanofi, ADR	4,059,270

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

HEALTH CARE — 13.4% — (continued)
Pharmaceuticals — 8.2% — (continued)

157,000	Teva Pharmaceutical Industries Ltd., ADR	$6,493,520

	Total Pharmaceuticals	99,037,680

	TOTAL HEALTH CARE	163,351,070

INDUSTRIALS — 12.1%
Aerospace & Defense — 3.2%
80,000	Boeing Co. (The)	5,348,800
124,500	General Dynamics Corp.	7,977,960
245,000	Honeywell International Inc.	11,713,450
36,500	L-3 Communications Holdings Inc.	2,475,430
51,200	Lockheed Martin Corp.	3,798,528
62,700	Northrop Grumman Corp.	3,424,674
55,600	Rockwell Collins Inc.	2,805,576
114,700	Spirit Aerosystems Holdings Inc., Class A Shares*	1,924,666

	Total Aerospace & Defense	39,469,084

Commercial Services & Supplies — 0.6%
177,000	Pitney Bowes Inc.(a)	3,594,870
221,200	R.R. Donnelley & Sons Co.	3,373,300

	Total Commercial Services & Supplies	6,968,170

Construction & Engineering — 0.9%
78,400	Jacobs Engineering Group Inc.*	2,919,616
250,000	KBR Inc.	7,512,500

	Total Construction & Engineering	10,432,116

Electrical Equipment — 1.4%
142,000	Cooper Industries PLC	6,727,960
171,346	Emerson Electric Co.	7,976,156
43,100	Hubbell Inc., Class B Shares	2,548,503

	Total Electrical Equipment	17,252,619

Industrial Conglomerates — 1.6%
63,800	3M Co.	5,294,124
893,630	General Electric Co.	14,575,105

	Total Industrial Conglomerates	19,869,229

Machinery — 2.0%
185,202	Danaher Corp.	8,484,104
180,000	Eaton Corp.	7,731,000
20,200	Flowserve Corp.	1,905,668
161,600	Navistar International Corp.*	6,690,240

	Total Machinery	24,811,012

Professional Services — 0.8%
35,400	Dun & Bradstreet Corp.	2,367,906
83,000	Equifax Inc.	2,683,390
49,000	Manpower Inc.	1,973,720
46,800	Towers Watson & Co., Class A Shares	2,760,732

	Total Professional Services	9,785,748

Road & Rail — 1.6%
152,000	Norfolk Southern Corp.	10,287,360
27,500	Ryder System Inc.	1,294,700
81,000	Union Pacific Corp.	7,465,770

	Total Road & Rail	19,047,830

	TOTAL INDUSTRIALS	147,635,808

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 13.1%
Communications Equipment — 1.9%
492,281	Cisco Systems Inc.	$7,718,966
83,400	Harris Corp.	3,365,190
152,700	Motorola Mobility Holdings Inc.*	5,759,844
83,450	Motorola Solutions Inc.*	3,512,411
421,750	Nokia Corp., ADR(a)	2,716,070

	Total Communications Equipment	23,072,481

Computers & Peripherals — 0.7%
211,112	Hewlett-Packard Co.	5,495,245
81,500	Lexmark International Inc., Class A Shares*	2,604,740

	Total Computers & Peripherals	8,099,985

Electronic Equipment, Instruments & Components — 2.5%
98,900	Arrow Electronics Inc.*	3,085,680
125,500	Avnet Inc.*	3,293,120
611,000	Corning Inc.	9,183,330
1,768,000	Flextronics International Ltd.*	10,166,000
45,500	FLIR Systems Inc.	1,177,085
192,400	Ingram Micro Inc., Class A Shares*	3,432,416

	Total Electronic Equipment, Instruments & Components	30,337,631

Internet Software & Services — 0.1%
17,900	Open Text Corp.(a)*	1,056,100

IT Services — 2.0%
83,600	Broadridge Financial Solutions Inc.	1,740,552
22,100	International Business Machines Corp.	3,799,211
175,300	SAIC Inc.*	2,629,500
152,900	Total System Services Inc.	2,775,135
797,500	Western Union Co. (The)	13,174,700

	Total IT Services	24,119,098

Office Electronics — 0.2%
338,500	Xerox Corp.	2,809,550

Semiconductors & Semiconductor Equipment — 3.3%
81,100	Analog Devices Inc.	2,677,922
1,157,100	Applied Materials Inc.	13,098,372
622,050	Intel Corp.	12,521,867
390,340	Marvell Technology Group Ltd.*	5,132,971
25,000	National Semiconductor Corp.	622,500
970,000	ON Semiconductor Corp.*	7,051,900

	Total Semiconductors & Semiconductor Equipment	41,105,532

Software — 2.4%
705,566	Microsoft Corp.	18,768,055
289,966	Oracle Corp.	8,139,346
95,500	Synopsys Inc.*	2,471,540

	Total Software	29,378,941

	TOTAL INFORMATION TECHNOLOGY	159,979,318

MATERIALS — 3.3%
Chemicals — 1.5%
111,000	EI Du Pont de Nemours & Co.	5,357,970
179,000	Mosaic Co. (The)	12,732,270

	Total Chemicals	18,090,240

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

MATERIALS — 3.3% — (continued)

Metals & Mining — 0.7%
177,484	Freeport-McMoRan Copper & Gold Inc.	$8,366,596

Paper & Forest Products — 1.1%
516,567	International Paper Co.	14,024,794

	TOTAL MATERIALS	40,481,630

TELECOMMUNICATION SERVICES — 5.0%
Diversified Telecommunication Services — 2.8%
610,100	AT&T Inc.	17,375,648
53,400	CenturyLink Inc.	1,930,410
415,170	Verizon Communications Inc.	15,016,699

	Total Diversified Telecommunication Services	34,322,757

Wireless Telecommunication Services — 2.2%
3,200,000	Sprint Nextel Corp.*	12,032,000
577,500	Vodafone Group PLC, ADR	15,211,350

	Total Wireless Telecommunication Services	27,243,350

	TOTAL TELECOMMUNICATION SERVICES	61,566,107

UTILITIES — 4.0%
Electric Utilities — 2.3%
230,000	American Electric Power Co., Inc.	8,884,900
103,800	Edison International	3,860,322
113,945	Entergy Corp.	7,430,353
107,900	NextEra Energy Inc.	6,120,088
49,400	Westar Energy Inc.(a)	1,316,510

	Total Electric Utilities	27,612,173

Multi-Utilities — 1.5%
127,100	Ameren Corp.	3,846,046
124,200	Dominion Resources Inc.	6,053,508
24,100	DTE Energy Co.	1,218,496
43,400	OGE Energy Corp.	2,172,170
49,200	SCANA Corp.	1,978,824
23,600	Wisconsin Energy Corp.	746,704
84,900	Xcel Energy Inc.	2,094,483

	Total Multi-Utilities	18,110,231

Water Utilities — 0.2%
84,800	American Water Works Co., Inc.	2,525,344

	TOTAL UTILITIES	48,247,748

	TOTAL COMMON STOCKS (Cost — $1,090,237,764)	1,190,060,812

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,090,237,764)	1,190,060,812

Face
Amount

SHORT-TERM INVESTMENTS (b) — 3.7%
MONEY MARKET FUND — 1.7%
21,095,637	Invesco STIT – Liquid Assets Portfolio(c) (Cost — $21,095,637)	21,095,637

TIME DEPOSITS — 2.0%
6,359,113	Citibank – Nassau, 0.030% due 9/1/11	6,359,113
9,250,016	HSBC Bank – Grand Cayman, 0.030% due 9/1/11	9,250,016

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Face
Amount	Security	Value

TIME DEPOSITS — 2.0% — (continued)

9,021,030	Wells Fargo – Grand Cayman, 0.030% due 9/1/11	$9,021,030

	TOTAL TIME DEPOSITS (Cost — $24,630,159)	24,630,159

	TOTAL SHORT-TERM INVESTMENTS (Cost — $45,725,796)	45,725,796

	TOTAL INVESTMENTS — 101.3% (Cost — $1,135,963,560#)	1,235,786,608

	Liabilities in Excess of Other Assets — (1.3)%	(15,351,817)

	TOTAL NET ASSETS — 100.0%	$1,220,434,791

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.0%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,160,098,824.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust

Summary of Investments by Security Sector

Financials	15.5%
Energy	14.9
Health Care	13.2
Information Technology	12.9
Industrials	12.0
Consumer Staples	10.0
Consumer Discretionary	5.6
Telecommunication Services	5.0
Utilities	3.9
Materials	3.3
Short-Term Investments	3.7

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 94.8%
CONSUMER DISCRETIONARY — 16.1%
Auto Components — 3.9%
157,910	Cooper Tire & Rubber Co.	$1,915,448
131,620	Tenneco Inc.*	4,318,452
193,600	Westport Innovations Inc.(a)*	4,735,456

	Total Auto Components	10,969,356

Automobiles — 0.5%
54,450	Tesla Motors Inc.(a)*	1,347,093

Diversified Consumer Services — 2.2%
51,800	Coinstar Inc.(a)*	2,361,562
460,460	Stewart Enterprises Inc., Class A Shares	2,790,388
133,420	Xueda Education Group, ADR*	913,927

	Total Diversified Consumer Services	6,065,877

Hotels, Restaurants & Leisure — 4.2%
138,800	Boyd Gaming Corp.(a)*	867,500
30,800	Caribou Coffee Co., Inc.*	467,852
37,300	CEC Entertainment Inc.	1,158,538
60,550	Cheesecake Factory Inc. (The)*	1,662,098
152,000	Pinnacle Entertainment Inc.*	2,085,439
48,700	Red Robin Gourmet Burgers Inc.*	1,519,440
209,800	Shuffle Master Inc.*	1,858,828
55,500	Six Flags Entertainment Corp.(a)	1,862,025

	Total Hotels, Restaurants & Leisure	11,481,720

Internet & Catalog Retail — 0.3%
244,500	Valuevision Media Inc., Class A Shares*	926,655

Media — 1.7%
168,900	interCLICK Inc.*	976,242
101,100	MDC Partners Inc., Class A Shares	1,612,545
152,000	Rentrak Corp.*	2,175,120

	Total Media	4,763,907

Specialty Retail — 2.5%
59,200	Aaron’s Inc.	1,577,088
61,000	ANN Inc.*	1,437,770
263,859	Bebe Stores Inc.	1,810,073
32,600	Genesco Inc.*	1,728,452
17,300	Stage Stores Inc.	282,509

	Total Specialty Retail	6,835,892

Textiles, Apparel & Luxury Goods — 0.8%
42,400	Lululemon Athletica Inc.(a)*	2,320,552

	TOTAL CONSUMER DISCRETIONARY	44,711,052

CONSUMER STAPLES — 0.1%
Beverages — 0.1%
80,400	China New Borun Corp., ADR(a)*	347,328

ENERGY — 8.4%
Energy Equipment & Services — 6.0%
26,430	Oil States International Inc.*	1,746,494
289,300	Parker Drilling Co.*	1,646,117
108,000	Patterson-UTI Energy Inc.	2,639,520
199,400	Pioneer Drilling Co.*	2,520,416
87,150	Rowan Cos., Inc.*	3,143,501

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

ENERGY — 8.4% — (continued)
Energy Equipment & Services — 6.0% — (continued)

149,150	Superior Energy Services Inc.*	$5,267,978

	Total Energy Equipment & Services	16,964,026

Oil, Gas & Consumable Fuels — 2.4%
43,170	Alpha Natural Resources Inc.*	1,427,632
32,260	HollyFrontier Corp.	2,314,977
23,000	Petroleum Development Corp.*	547,630
94,030	Tesoro Corp.*	2,262,362

	Total Oil, Gas & Consumable Fuels	6,552,601

	TOTAL ENERGY	23,516,627

FINANCIALS — 3.7%
Capital Markets — 0.6%
87,780	FXCM Inc., Class A Shares(a)	1,026,148
42,740	Noah Holdings Ltd., ADR(a)*	526,984

	Total Capital Markets	1,553,132

Commercial Banks — 1.3%
113,830	East West Bancorp Inc.	1,899,824
173,820	Umpqua Holdings Corp.	1,698,221

	Total Commercial Banks	3,598,045

Consumer Finance — 0.7%
91,300	DFC Global Corp.*	2,014,991

Insurance — 0.7%
79,700	Validus Holdings Ltd.	2,057,854

Real Estate Investment Trusts (REITs) — 0.4%
58,420	LaSalle Hotel Properties	1,098,296

	TOTAL FINANCIALS	10,322,318

HEALTH CARE — 16.4%
Biotechnology — 3.4%
213,800	Achillion Pharmaceuticals Inc.*	1,314,870
157,000	Amylin Pharmaceuticals Inc.(a)*	1,775,670
102,700	AVEO Pharmaceuticals Inc.*	1,743,846
127,590	Idenix Pharmaceuticals Inc.*	741,298
223,030	Metabolix Inc.(a)*	1,206,592
157,100	Savient Pharmaceuticals Inc.(a)*	675,530
43,930	United Therapeutics Corp.*	1,895,580

	Total Biotechnology	9,353,386

Health Care Equipment & Supplies — 4.5%
110,440	Arthrocare Corp.*	3,581,568
86,940	Masimo Corp.(a)	2,144,810
52,000	NuVasive Inc.(a)*	1,259,960
54,130	Orthofix International NV*	1,984,135
98,210	Quidel Corp.(a)*	1,500,649
327,200	Spectranetics Corp.*	2,018,824

	Total Health Care Equipment & Supplies	12,489,946

Health Care Providers & Services — 3.5%
91,300	ExamWorks Group Inc.(a)*	1,372,239
64,000	Health Net Inc.*	1,580,160
53,250	Mednax Inc.*	3,477,758
177,070	Team Health Holdings Inc.*	3,309,438

	Total Health Care Providers & Services	9,739,595

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

HEALTH CARE — 16.4% — (continued)

Health Care Technology — 0.6%
78,600	ePocrates Inc.(a)*	$835,518
9,800	Quality Systems Inc.	901,796

	Total Health Care Technology	1,737,314

Life Sciences Tools & Services — 2.0%
74,000	Fluidigm Corp.(a)*	998,260
156,460	ICON PLC, ADR*	3,334,163
56,500	PerkinElmer Inc.	1,292,155

	Total Life Sciences Tools & Services	5,624,578

Pharmaceuticals — 2.4%
92,900	Akorn Inc.*	746,916
161,800	Questcor Pharmaceuticals Inc.*	4,862,090
37,300	Sagent Pharmaceuticals Inc.*	857,527
48,120	Santarus Inc.*	147,728

	Total Pharmaceuticals	6,614,261

	TOTAL HEALTH CARE	45,559,080

INDUSTRIALS — 19.2%
Aerospace & Defense — 2.4%
151,120	Hexcel Corp.*	3,471,226
61,060	Triumph Group Inc.	3,198,323

	Total Aerospace & Defense	6,669,549

Commercial Services & Supplies — 1.9%
115,520	Geo Group Inc. (The)*	2,480,214
176,690	Higher One Holdings Inc.(a)*	2,827,040

	Total Commercial Services & Supplies	5,307,254

Machinery — 6.9%
54,830	CLARCOR Inc.	2,551,788
122,940	Colfax Corp.*	3,083,335
29,170	Gardner Denver Inc.	2,298,304
68,026	Robbins & Myers Inc.	3,268,650
145,010	Titan International Inc.	3,117,716
177,600	Wabash National Corp.(a)*	1,010,544
38,210	WABCO Holdings Inc.*	1,782,497
30,300	Wabtec Corp.	1,844,967

	Total Machinery	18,957,801

Professional Services — 2.2%
64,390	Corporate Executive Board Co. (The)	2,119,719
84,050	Huron Consulting Group Inc.*	2,671,949
34,300	Mistras Group Inc.*	692,860
21,200	RPX Corp.*	574,520

	Total Professional Services	6,059,048

Road & Rail — 5.2%
119,000	Arkansas Best Corp.	2,457,350
250,860	Avis Budget Group Inc.(a)*	3,298,809
132,880	Heartland Express Inc.(a)	2,019,776
68,500	J.B. Hunt Transport Services Inc.	2,753,015
49,150	Old Dominion Freight Line Inc.*	1,578,698
101,000	Roadrunner Transportation Systems Inc.*	1,551,360
79,800	Saia Inc.*	955,206

	Total Road & Rail	14,614,214

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INDUSTRIALS — 19.2% — (continued)

Trading Companies & Distributors — 0.6%
28,780	Watsco Inc.(a)	$1,716,727

	TOTAL INDUSTRIALS	53,324,593

INFORMATION TECHNOLOGY — 28.4%
Communications Equipment — 2.9%
98,610	ADTRAN Inc.	3,062,827
30,100	Aruba Networks Inc.(a)*	642,033
56,100	DG FastChannel Inc.*	1,228,590
215,286	Procera Networks Inc.*	1,767,498
50,200	Riverbed Technology Inc.*	1,243,956

	Total Communications Equipment	7,944,904

Computers & Peripherals — 1.3%
361,100	OCZ Technology Group Inc.(a)*	2,047,437
106,600	Silicon Graphics International Corp.(a)*	1,698,138

	Total Computers & Peripherals	3,745,575

Electronic Equipment, Instruments & Components — 1.3%
71,800	Fabrinet*	1,183,982
35,900	Rogers Corp.*	1,790,333
12,800	Universal Display Corp.(a)*	628,096

	Total Electronic Equipment, Instruments & Components	3,602,411

Internet Software & Services — 4.1%
96,200	Active Network Inc. (The)(a)*	1,556,516
115,300	Constant Contact Inc.*	2,205,689
125,000	IntraLinks Holdings Inc.*	1,171,250
293,500	KIT Digital Inc.(a)*	3,249,045
25,100	Rackspace Hosting Inc.*	917,656
239,100	Velti PLC*	2,261,886

	Total Internet Software & Services	11,362,042

IT Services — 0.7%
58,960	Acxiom Corp.*	646,791
40,800	ServiceSource International Inc.*	737,256
15,100	Syntel Inc.	690,976

	Total IT Services	2,075,023

Semiconductors & Semiconductor Equipment — 5.5%
120,410	ATMI Inc.*	2,062,623
115,335	Cavium Inc.*	3,712,634
78,900	Cypress Semiconductor Corp.	1,249,776
43,900	Mellanox Technologies Ltd.*	1,292,855
89,400	MIPS Technologies Inc., Class A Shares*	500,640
34,600	Netlogic Microsystems Inc.*	1,038,692
49,500	Omnivision Technologies Inc.*	910,800
246,500	RF Micro Devices Inc.*	1,530,765
191,770	TriQuint Semiconductor Inc.*	1,453,617
70,800	Volterra Semiconductor Corp.*	1,433,700

	Total Semiconductors & Semiconductor Equipment	15,186,102

Software — 12.6%
124,700	Aspen Technology Inc.*	2,093,713
222,950	Cadence Design Systems Inc.*	2,060,058
105,700	CommVault Systems Inc.*	3,584,287
43,800	Concur Technologies Inc.*	1,831,716
305,370	Fortinet Inc.*	5,841,728
40,600	Kenexa Corp.*	854,630

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 28.4% — (continued)
Software — 12.6% — (continued)

28,900	MICROS Systems Inc.*	$1,377,374
110,861	Net 1 UEPS Technologies Inc.*	721,705
25,500	Opnet Technologies Inc.	879,750
16,900	Pegasystems Inc.(a)	682,929
151,270	QLIK Technologies Inc.*	3,839,233
140,800	RealD Inc.(a)*	1,978,240
84,900	RealPage Inc.*	1,767,618
101,630	SolarWinds Inc.*	2,517,375
75,800	Sourcefire Inc.*	2,093,596
42,300	SuccessFactors Inc.*	988,128
88,010	Taleo Corp., Class A Shares*	2,271,538

	Total Software	35,383,618

	TOTAL INFORMATION TECHNOLOGY	79,299,675

MATERIALS — 2.5%
Chemicals — 1.9%
101,540	Kraton Performance Polymers Inc.*	2,433,914
159,490	Solutia Inc.*	2,771,936

	Total Chemicals	5,205,850

Paper & Forest Products — 0.6%
110,680	KapStone Paper & Packaging Corp.*	1,663,520

	TOTAL MATERIALS	6,869,370

	TOTAL COMMON STOCKS (Cost — $230,362,784)	263,950,043

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $230,362,784)	263,950,043

Face
Amount

SHORT-TERM INVESTMENTS (b) — 19.1%
MONEY MARKET FUND — 13.8%
38,398,861	Invesco STIT – Liquid Assets Portfolio(c) (Cost — $38,398,861)	38,398,861

TIME DEPOSITS — 5.3%
8,279,430	Bank of America – London, 0.030% due 9/1/11	8,279,430
6,443,046	Wells Fargo – Grand Cayman, 0.030% due 9/1/11	6,443,046

	TOTAL TIME DEPOSITS (Cost — $14,722,476)	14,722,476

	TOTAL SHORT-TERM INVESTMENTS (Cost — $53,121,337)	53,121,337

	TOTAL INVESTMENTS — 113.9% (Cost — $283,484,121#)	317,071,380

	Liabilities in Excess of Other Assets — (13.9)%	(38,680,694)

	TOTAL NET ASSETS — 100.0%	$278,390,686

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.3%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $287,394,751.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust

Summary of Investments by Security Sector

Information Technology	25.0%
Industrials	16.8
Health Care	14.4
Consumer Discretionary	14.1
Energy	7.4
Financials	3.2
Materials	2.2
Consumer Staples	0.1
Short-Term Investments	16.8

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 14.8%
Auto Components — 1.2%
9,500	Autoliv Inc.	$530,290
186,512	Modine Manufacturing Co.*	2,148,618

	Total Auto Components	2,678,908

Automobiles — 1.1%
105,993	Thor Industries Inc.	2,356,224

Diversified Consumer Services — 0.5%
100,500	Service Corp. International	1,027,110

Hotels, Restaurants & Leisure — 2.6%
26,200	Brinker International Inc.	591,596
22,000	CEC Entertainment Inc.	683,320
24,100	Cheesecake Factory Inc. (The)*	661,545
125,497	International Speedway Corp., Class A Shares	3,157,505
31,700	Jack in the Box Inc.*	658,409

	Total Hotels, Restaurants & Leisure	5,752,375

Household Durables — 0.3%
31,900	M.D.C Holdings Inc.(a)	623,964

Leisure Equipment & Products — 1.3%
126,516	Brunswick Corp.	2,010,339
24,000	Sturm Ruger & Co., Inc.	798,480

	Total Leisure Equipment & Products	2,808,819

Media — 1.0%
41,400	Cinemark Holdings Inc.	867,330
50,100	Meredith Corp.(a)	1,292,580

	Total Media	2,159,910

Multiline Retail — 0.4%
28,700	Big Lots Inc.*	972,930

Specialty Retail — 5.3%
33,100	Aaron’s Inc.	881,784
20,700	Buckle Inc. (The)(a)	815,580
30,500	Cato Corp. (The), Class A Shares	774,090
15,500	Children’s Place Retail Stores Inc. (The)*	665,260
35,800	Collective Brands Inc.*	482,942
38,000	Finish Line Inc. (The), Class A Shares	763,800
18,800	Genesco Inc.*	996,776
19,800	Group 1 Automotive Inc.	826,650
28,200	Men’s Wearhouse Inc. (The)	815,262
27,700	PetSmart Inc.	1,168,386
167,194	Regis Corp.(a)	2,469,456
24,400	Rent-A−Center Inc.	687,592
40,875	Stage Stores Inc.	667,489

	Total Specialty Retail	12,015,067

Textiles, Apparel & Luxury Goods — 1.1%
11,600	Movado Group Inc.	159,616
12,500	Warnaco Group Inc. (The)*	666,875
44,000	Wolverine World Wide Inc.	1,602,040

	Total Textiles, Apparel & Luxury Goods	2,428,531

	TOTAL CONSUMER DISCRETIONARY	32,823,838

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

CONSUMER STAPLES — 4.3%
Beverages — 0.4%
29,900	Embotelladora Andina SA, Class B Shares, ADR	$818,961

Food & Staples Retailing — 1.8%
19,700	Andersons Inc. (The)	792,137
19,200	Casey’s General Stores Inc.	864,000
38,100	Ruddick Corp.	1,557,909
20,900	Weis Markets Inc.	817,190

	Total Food & Staples Retailing	4,031,236

Food Products — 0.7%
25,100	Cal-Maine Foods Inc.(a)	814,997
17,600	Corn Products International Inc.	822,976

	Total Food Products	1,637,973

Household Products — 1.0%
63,851	Spectrum Brands Holdings Inc.*	1,709,930
14,500	WD-40 Co.	596,530

	Total Household Products	2,306,460

Tobacco — 0.4%
20,400	Universal Corp.	830,280

	TOTAL CONSUMER STAPLES	9,624,910

ENERGY — 5.9%
Energy Equipment & Services — 1.3%
450,978	Global Industries Ltd.*	1,988,813
16,000	Tidewater Inc.	857,600

	Total Energy Equipment & Services	2,846,413

Oil, Gas & Consumable Fuels — 4.6%
19,100	Berry Petroleum Co., Class A Shares	936,473
10,700	Cimarex Energy Co.	760,663
16,800	Energen Corp.	824,880
51,900	EXCO Resources Inc.	694,422
56,800	Forest Oil Corp.*	1,105,896
11,400	HollyFrontier Corp.	818,064
18,100	Southern Union Co.	758,028
35,400	W&T Offshore Inc.	747,648
55,400	Whiting Petroleum Corp.*	2,609,894
28,100	World Fuel Services Corp.	1,043,634

	Total Oil, Gas & Consumable Fuels	10,299,602

	TOTAL ENERGY	13,146,015

FINANCIALS — 19.3%
Capital Markets — 0.4%
29,300	Raymond James Financial Inc.	822,744

Commercial Banks — 7.3%
47,700	Bank of Hawaii Corp.	1,982,889
66,000	Boston Private Financial Holdings Inc.	411,180
189,200	Cathay General Bancorp	2,425,544
14,308	Comerica Inc.	366,142
44,200	Community Bank System Inc.	1,106,326
16,000	Cullen/Frost Bankers Inc.	815,840
32,000	CVB Financial Corp.(a)	279,040
91,085	East West Bancorp Inc.	1,520,209
55,400	First Financial Bancorp	884,738
42,500	First Midwest Bancorp Inc.	373,150

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

FINANCIALS — 19.3% — (continued)
Commercial Banks — 7.3% — (continued)

40,145	Hancock Holding Co.	$1,253,728
37,700	Independent Bank Corp.	899,145
62,200	NBT Bancorp Inc.	1,263,904
20,700	Prosperity Bancshares Inc.	783,495
25,000	S & T Bancorp Inc.(a)	463,750
38,000	Trustmark Corp.	817,000
6,000	Univest Corp. of Pennsylvania	84,660
26,700	WesBanco Inc.	517,446

	Total Commercial Banks	16,248,186

Consumer Finance — 0.4%
102,800	Advance America Cash Advance Centers Inc.	859,408

Insurance — 6.2%
71,400	American Equity Investment Life Holding Co.(a)	721,140
25,400	American Financial Group Inc.	845,312
114,414	AMERISAFE Inc.*	2,257,388
31,800	Delphi Financial Group Inc., Class A Shares	768,924
35,400	Harleysville Group Inc.	1,014,918
43,700	Infinity Property & Casualty Corp.	2,230,885
45,035	National Interstate Corp.	1,030,851
46,900	Platinum Underwriters Holdings Ltd.	1,477,350
13,200	RLI Corp.(a)	834,504
77,500	Selective Insurance Group	1,178,775
11,300	StanCorp Financial Group Inc.	345,215
22,646	Validus Holdings Ltd.	584,720
19,700	W.R. Berkley Corp.	608,533

	Total Insurance	13,898,515

Real Estate Investment Trusts (REITs) — 4.0%
56,664	Brandywine Realty Trust	563,240
35,550	CommonWealth REIT	730,908
48,000	Education Realty Trust Inc.	432,000
42,700	Equity One Inc.	769,027
66,000	Franklin Street Properties Corp.	860,640
19,200	Government Properties Income Trust	449,664
44,900	Healthcare Realty Trust Inc.	785,301
29,300	Highwoods Properties Inc.	959,868
41,800	Omega Healthcare Investors Inc.	758,670
15,600	PS Business Parks Inc.	852,852
20,600	Sovran Self Storage Inc.	837,184
31,500	Washington Real Estate Investment Trust	974,610

	Total Real Estate Investment Trusts (REITs)	8,973,964

Thrifts & Mortgage Finance — 1.0%
215,967	Astoria Financial Corp.(a)	2,205,023

	TOTAL FINANCIALS	43,007,840

HEALTH CARE — 5.0%
Health Care Equipment & Supplies — 3.4%
33,400	Cantel Medical Corp.	832,662
26,900	Cooper Cos., Inc. (The)	2,024,763
11,200	Haemonetics Corp.*	700,112
31,000	Invacare Corp.	778,720
27,100	STERIS Corp.	872,078
28,300	Teleflex Inc.	1,627,816

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

HEALTH CARE — 5.0% — (continued)
Health Care Equipment & Supplies — 3.4% — (continued)

19,600	West Pharmaceutical Services Inc.	$786,352

	Total Health Care Equipment & Supplies	7,622,503

Health Care Providers & Services — 1.2%
53,050	Owens & Minor Inc.	1,561,792
24,600	Universal Health Services Inc., Class B Shares	1,023,360

	Total Health Care Providers & Services	2,585,152

Life Sciences Tools & Services — 0.4%
36,100	PerkinElmer Inc.	825,607

	TOTAL HEALTH CARE	11,033,262

INDUSTRIALS — 21.8%
Aerospace & Defense — 1.1%
13,500	Alliant Techsystems Inc.	856,845
28,900	Curtiss-Wright Corp.	889,831
17,000	Elbit Systems Ltd.(a)	697,000

	Total Aerospace & Defense	2,443,676

Airlines — 0.1%
22,000	SkyWest Inc.	280,500

Commercial Services & Supplies — 6.2%
328,136	ACCO Brands Corp.*	2,237,888
51,900	Brink’s Co. (The)	1,333,830
51,500	Ennis Inc.	817,305
30,700	Knoll Inc.	485,674
81,125	Mine Safety Appliances Co.	2,506,763
164,463	Schawk Inc., Class A Shares	2,001,515
16,000	Unifirst Corp./MA	828,480
23,600	United Stationers Inc.	744,344
138,540	Viad Corp.	2,849,767

	Total Commercial Services & Supplies	13,805,566

Construction & Engineering — 1.3%
34,400	Chicago Bridge & Iron Co. NV, Class NY Shares	1,229,800
189,879	Great Lakes Dredge & Dock Corp.	928,508
24,600	KBR Inc.	739,230

	Total Construction & Engineering	2,897,538

Electrical Equipment — 2.8%
99,520	Belden Inc.	3,036,355
81,646	EnerSys*	1,834,586
23,300	Regal-Beloit Corp.	1,369,807

	Total Electrical Equipment	6,240,748

Machinery — 7.7%
51,400	Actuant Corp., Class A Shares	1,032,112
40,900	Altra Holdings Inc.*	634,768
37,100	Barnes Group Inc.	854,042
149,894	Briggs & Stratton Corp.	2,420,788
20,700	Crane Co.	874,575
173,037	Douglas Dynamics Inc.	2,512,497
18,700	Gardner Denver Inc.	1,473,373
28,200	Harsco Corp.	644,652
158,889	John Bean Technologies Corp.	2,510,446
22,800	Kennametal Inc.	840,408
1,010,122	Mueller Water Products Inc., Class A Shares	2,343,483

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

INDUSTRIALS — 21.8% — (continued)
Machinery — 7.7% — (continued)

10,000	Valmont Industries Inc.	$925,300

	Total Machinery	17,066,444

Marine — 1.2%
30,900	Alexander & Baldwin Inc.	1,311,087
22,700	Kirby Corp.*	1,249,408

	Total Marine	2,560,495

Road & Rail — 1.0%
24,400	Saia Inc.*	292,068
79,500	Werner Enterprises Inc.(a)	1,850,760

	Total Road & Rail	2,142,828

Trading Companies & Distributors — 0.4%
58,500	United Rentals Inc.*	975,780

	TOTAL INDUSTRIALS	48,413,575

INFORMATION TECHNOLOGY — 7.4%
Communications Equipment — 0.5%
18,400	Black Box Corp.	454,848
148,900	Brocade Communications Systems Inc.*	576,243

	Total Communications Equipment	1,031,091

Computers & Peripherals — 0.6%
29,500	Diebold Inc.	844,880
31,300	Electronics for Imaging Inc.*	444,773

	Total Computers & Peripherals	1,289,653

Electronic Equipment, Instruments & Components — 2.6%
62,900	AVX Corp.	823,990
33,000	Checkpoint Systems Inc.*	502,590
35,466	Cognex Corp.	1,134,912
45,300	Jabil Circuit Inc.	763,305
21,000	Tech Data Corp.*	988,680
83,200	Vishay Intertechnology Inc.*	948,480
1,928	Vishay Precision Group Inc.*	28,920
224,814	X-Rite Inc.*	822,819

	Total Electronic Equipment, Instruments & Components	6,013,696

IT Services — 0.7%
516,356	Lionbridge Technologies Inc.*	1,543,904

Semiconductors & Semiconductor Equipment — 1.2%
50,600	Cirrus Logic Inc.*	768,108
83,600	Micrel Inc.	845,196
76,300	ON Semiconductor Corp.*	554,701
93,100	RF Micro Devices Inc.*	578,151

	Total Semiconductors & Semiconductor Equipment	2,746,156

Software — 1.8%
106,900	Compuware Corp.*	904,374
65,100	Parametric Technology Corp.*	1,171,800
11,120	QAD Inc., Class A Shares*	127,435
2,780	QAD Inc., Class B Shares*	28,551
65,200	Synopsys Inc.*	1,687,376

	Total Software	3,919,536

	TOTAL INFORMATION TECHNOLOGY	16,544,036

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

MATERIALS — 13.4%
Chemicals — 7.8%
40,900	Albemarle Corp.	$2,074,039
25,800	Cabot Corp.	888,294
37,400	Cytec Industries Inc.	1,697,960
87,700	Ferro Corp.*	734,049
17,700	FMC Corp.	1,343,961
108,101	Georgia Gulf Corp.*	2,290,661
20,500	Innophos Holdings Inc.	853,005
14,600	International Flavors & Fragrances Inc.	847,092
33,000	Methanex Corp.	858,660
5,300	NewMarket Corp.	888,704
19,000	Scotts Miracle-Gro Co. (The), Class A Shares	922,640
24,600	Sensient Technologies Corp.	894,210
123,043	Solutia Inc.*	2,138,487
30,500	Valspar Corp.	984,845

	Total Chemicals	17,416,607

Containers & Packaging — 2.2%
215,917	Myers Industries Inc.	2,349,177
15,500	Rock-Tenn Co., Class A Shares	831,885
21,900	Silgan Holdings Inc.	830,667
27,300	Sonoco Products Co.	862,407

	Total Containers & Packaging	4,874,136

Metals & Mining — 2.8%
11,700	Compass Minerals International Inc.	884,637
37,592	Gold Resource Corp.(a)	886,043
67,400	HudBay Minerals Inc.	899,790
47,900	IAMGOLD Corp.	986,740
14,200	Kaiser Aluminum Corp.	736,554
14,000	Royal Gold Inc.	1,073,520
62,100	Steel Dynamics Inc.	790,533

	Total Metals & Mining	6,257,817

Paper & Forest Products — 0.6%
32,000	Buckeye Technologies Inc.	870,080
29,200	P.H. Glatfelter Co.	419,312

	Total Paper & Forest Products	1,289,392

	TOTAL MATERIALS	29,837,952

TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.3%
80,100	Premiere Global Services Inc.*	669,636

Wireless Telecommunication Services — 0.3%
34,900	Cellcom Israel Ltd.	775,129

	TOTAL TELECOMMUNICATION SERVICES	1,444,765

UTILITIES — 4.8%
Electric Utilities — 1.4%
24,300	Cleco Corp.	863,379
37,300	El Paso Electric Co.	1,290,207
1,700	Otter Tail Corp.	34,952
32,500	Westar Energy Inc.(a)	866,125

	Total Electric Utilities	3,054,663

Gas Utilities — 2.2%
20,500	AGL Resources Inc.	849,110
25,900	Atmos Energy Corp.	868,686

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

UTILITIES — 4.8% — (continued)
Gas Utilities — 2.2% — (continued)

58,900	Southwest Gas Corp.	$2,180,478
28,800	UGI Corp.	857,088

	Total Gas Utilities	4,755,362

Multi-Utilities — 1.2%
17,300	Black Hills Corp.(a)	529,380
16,900	NorthWestern Corp.	573,079
17,500	OGE Energy Corp.	875,875
29,300	Vectren Corp.	801,941

	Total Multi-Utilities	2,780,275

	TOTAL UTILITIES	10,590,300

	TOTAL COMMON STOCKS (Cost — $172,719,087)	216,466,493

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $172,719,087)	216,466,493

Face
Amount

SHORT-TERM INVESTMENTS (b) — 6.7%
COMMERCIAL PAPER — 0.5%
1,130,000	Abbey National North America LLC, 0.110% due 9/1/11(c) (Cost — $1,129,997)	1,129,997

MONEY MARKET FUND — 4.1%
9,207,428	Invesco STIT – Liquid Assets Portfolio(d) (Cost — $9,207,428)	9,207,428

TIME DEPOSITS — 2.1%
2,864,000	Bank of America – London, 0.030% due 9/1/11	2,864,000
2,339	BBH – Grand Cayman, 0.030% due 9/1/11	2,339
770,410	HSBC Bank – Grand Cayman, 0.030% due 9/1/11	770,410
1,007,166	Wells Fargo – Grand Cayman, 0.030% due 9/1/11	1,007,166

	TOTAL TIME DEPOSITS (Cost — $4,643,915)	4,643,915

	TOTAL SHORT-TERM INVESTMENTS (Cost — $14,981,340)	14,981,340

	TOTAL INVESTMENTS — 104.0% (Cost — $187,700,427#)	231,447,833

	Liabilities in Excess of Other Assets — (4.0)%	(8,940,592)

	TOTAL NET ASSETS — 100.0%	$222,507,241

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.6%.
(c)	Rate shown represents yield-to-maturity.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $189,852,211.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Summary of Investments by Security Sector

Industrials	20.9%
Financials	18.6
Consumer Discretionary	14.2
Materials	12.9
Information Technology	7.1
Energy	5.7
Health Care	4.8
Utilities	4.6
Consumer Staples	4.1
Telecommunication Services	0.6
Short-Term Investments	6.5

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 94.9%
Argentina — 0.4%
39,032	Arcos Dorados Holdings Inc., Class A Shares	$1,076,112
17,983	MercadoLibre Inc.	1,211,695

	Total Argentina	2,287,807

Australia — 3.1%
18,275	Acrux Ltd.	75,099
19,179	Aditya Birla Minerals Ltd.	24,937
224,494	Amcor Ltd.	1,609,622
18,316	Ardent Leisure Group	22,149
203,031	Aspen Group	93,428
449,288	Atlas Iron Ltd.*	1,870,333
21,334	Ausdrill Ltd.	78,766
45,425	Australia & New Zealand Banking Group Ltd.	986,329
149,839	Beach Energy Ltd.	173,178
49,658	BHP Billiton Ltd.	2,111,842
802,918	BlueScope Steel Ltd.	704,579
11,969	Cardno Ltd.	66,861
9,505	Challenger Ltd.	49,842
80,956	Cromwell Property Group	62,377
360,987	Downer EDI Ltd.*	1,325,044
30,944	DUET Group	54,308
151,100	Emeco Holdings Ltd.	155,232
5,180	Flight Centre Ltd.	110,036
14,276	GrainCorp Ltd.	116,873
80,564	Grange Resources Ltd.*	44,401
18,132	iiNET Ltd.	46,570
973	Iluka Resources Ltd.	17,056
41,573	Industrea Ltd.	60,061
34,375	Kagara Ltd.*	22,072
600,463	Mount Gibson Iron Ltd.	1,069,905
383,631	Myer Holdings Ltd.	878,561
60,202	National Australia Bank Ltd.	1,528,165
42,987	Newcrest Mining Ltd.	1,851,601
31,595	Panoramic Resources Ltd.	55,451
40,813	Perilya Ltd.*	25,987
60,690	PMP Ltd.	43,839
16,062	Programmed Maintenance Services Ltd.	35,753
10,655	Seven West Media Ltd.	41,619
18,597	St. Barbara Ltd.*	41,196
16,688	STW Communications Group Ltd.	15,984
258,216	Toll Holdings Ltd.	1,340,200
6,406	Western Areas NL	40,310

	Total Australia	16,849,566

Austria — 0.0%
4,356	Austria Technologie & Systemtechnik AG	62,373
649	Oesterreichische Post AG	20,754
590	Strabag SE	20,652

	Total Austria	103,779

Belgium — 0.9%
211	Ackermans & van Haaren NV	18,139
77,178	Anheuser-Busch InBev NV	4,274,676
3,060	Arseus NV	49,545
293	Barco NV	17,558
966	Bekaert SA	55,125
1,333	Cie d’Entreprises CFE	80,648
759	Gimv NV	43,078

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Belgium — 0.9% — (continued)

610	Omega Pharma	$30,271
4,778	Recticel SA	37,717
1,576	Roularta Media Group NV	41,863

	Total Belgium	4,648,620

Bermuda — 0.2%
16,589	Catlin Group Ltd.	100,514
10,331	Lancashire Holdings Ltd.	114,690
25,761	Northern Offshore Ltd.	52,470
32,105	Seadrill Ltd.	1,043,271

	Total Bermuda	1,310,945

Brazil — 3.0%
97,762	Anhanguera Educacional Participações SA	1,629,110
242,900	BM&FBovespa SA	1,430,492
148,100	BR Malls Participações SA	1,659,318
21,690	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class A Shares, ADR(a)	899,267
53,000	Cia Paranaense de Energia, ADR	1,167,060
39,500	Embraer SA, ADR	1,006,855
43,596	Itau Unibanco Holding SA, ADR	791,703
68,000	Natura Cosmeticos SA	1,636,206
426,200	OGX Petroleo e Gas Participações SA*	3,085,697
85,869	Petroleo Brasileiro SA, ADR	2,494,495
54,100	Usinas Siderurgicas de Minas Gerais SA, ADR	407,373

	Total Brazil	16,207,576

Canada — 4.9%
66,408	Canadian National Railway Co.	4,895,688
50,320	Canadian Natural Resources Ltd.	1,903,041
36,939	Cenovus Energy Inc.	1,336,578
38,003	First Quantum Minerals Ltd.	935,751
147,100	Grande Cache Coal Corp.*	1,157,735
32,574	Imax Corp.*	571,022
91,502	Nexen Inc.	1,956,582
25,418	Niko Resources Ltd.	1,448,152
90,784	Pacific Rubiales Energy Corp.	2,235,383
71,995	Potash Corp. of Saskatchewan Inc.	4,170,573
31,789	Shoppers Drug Mart Corp.	1,292,225
55,523	Suncor Energy Inc.	1,780,868
29,059	Teck Resources Ltd., Class B Shares	1,292,039
19,621	Toronto-Dominion Bank (The)	1,553,676

	Total Canada	26,529,313

China — 2.8%
6,000	AAC Acoustic Technologies Holdings Inc.	12,558
17,113	Baidu Inc., ADR*	2,494,734
4,047,700	Bank of China Ltd., Class H Shares	1,673,548
400,175	China Life Insurance Co., Ltd., Class H Shares	1,005,062
813,294	China Merchants Bank Co., Ltd., Class H Shares	1,735,612
29,000	China Minzhong Food Corp., Ltd.(a)*	29,643
2,319,000	Industrial & Commercial Bank of China, Class H Shares	1,521,583
81,500	Ping An Insurance Group Co. of China Ltd., Class H Shares	652,481
446,600	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares*	928,983
12,002	Sina Corp.*	1,289,135
472,096	Sinopharm Group Co., Class H Shares	1,144,475
50,025	Tencent Holdings Ltd.	1,188,319
32,200	Trina Solar Ltd., ADR(a)*	511,336

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

China — 2.8% — (continued)

34,788	Youku.com Inc., ADR(a)*	$872,135

	Total China	15,059,604

Denmark — 1.4%
236	D/S Norden AS	7,073
67,562	Danske Bank AS*	1,003,241
45,065	Novo Nordisk AS, Class B Shares	4,822,791
7,031	Novozymes AS, Class B Shares	1,032,491
1,886	Thrane & Thrane AS	78,766
9,993	William Demant Holding AS*	827,726

	Total Denmark	7,772,088

Faroe Island — 0.0%
2,057	Bakkafrost P/F	15,952

Finland — 0.3%
40,201	Metso Oyj	1,528,812
2,517	PKC Group Oyj	46,047
8,333	Technopolis PLC	45,614
1,154	Tieto Oyj	17,521

	Total Finland	1,637,994

France — 7.4%
28,098	Acanthe Developpement SA	36,428
18,794	Air Liquide SA	2,450,626
917	Akka Technologies SA	24,702
1,908	Arkema SA	148,555
166,980	AXA SA	2,689,178
88,767	BNP Paribas SA	4,586,656
508	Boiron SA	21,353
15,112	Casino Guichard Perrachon SA	1,261,069
10,000	Christian Dior SA	1,456,345
39,301	Cie de Saint-Gobain	1,983,440
13,519	Cie Générale d’Optique Essilor International SA	1,039,528
421	Ciments Français SA	39,219
6,969	Derichebourg SA*	37,104
460	Entrepose Contracting	61,949
340	Esso SA Française	40,161
817	Euler Hermes SA	63,823
2,263	Faurecia	66,468
54,372	GDF Suez	1,719,579
1,434	LVL Medical Groupe SA*	28,589
28,065	LVMH Moët Hennessy Louis Vuitton SA	4,768,438
14,790	Pernod-Ricard SA	1,331,562
4,500	Plastic Omnium SA	137,294
61,154	Publicis Groupe SA	2,883,703
2,087	Rallye SA	73,835
38,595	Safran SA	1,502,485
32,591	Sanofi-Aventis SA	2,378,352
30,717	Schneider Electric SA	4,119,474
33,402	Société Générale SA	1,123,980
32,681	Total SA	1,600,382
2,498	Valeo SA	132,366
7,000	Vallourec SA	631,731
74,917	Veolia Environnement SA	1,250,229

	Total France	39,688,603

Germany — 8.2%
52,271	Adidas AG	3,650,745
31,763	Allianz SE	3,281,978

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Germany — 8.2% — (continued)

32,817	BASF SE	$2,348,044
18,600	Bayer AG	1,202,751
28,350	Bayerishe Motoren Werke AG	2,301,231
590	Bertrandt AG	32,169
1,055	Bilfinger Berger AG	88,858
789	Cewe Color Holding AG	33,869
22,903	Daimler AG, Registered Shares	1,242,800
56,891	Deutsche Bank AG	2,314,720
2,466	Deutsche Beteiligungs AG	55,895
63,336	Deutsche Lufthansa AG	1,076,123
108,452	Deutsche Telekom AG	1,375,718
1,929	Freenet AG	24,183
37,374	Fresenius Medical Care AG & Co. KGaA	2,550,270
130,486	GEA Group AG	3,830,728
1,790	Gerresheimer AG	85,090
909	Gesco AG	86,906
425	Grammer AG*	8,571
44,964	Hannover Rueckversicherung AG	2,127,068
2,305	Indus Holding AG	64,581
14,017	Kabel Deutschland Holding AG*	786,458
3,881	Kloeckner & Co. SE	64,795
1,243	Leoni AG	53,457
8,908	Linde AG	1,367,888
25,830	Metro AG	1,141,545
802	Muehlbauer Holding AG & Co. KGaA	31,649
379	R Stahl AG	12,022
1,720	Rheinmetall AG	114,778
84,409	SAP AG	4,620,464
46,926	Siemens AG	4,858,866
6,572	Sixt AG	148,631
9,952	SMA Solar Technology AG(a)	1,039,350
12,293	Volkswagen AG	1,874,399

	Total Germany	43,896,600

Greece — 0.0%
3,416	Eurobank Properties Real Estate Investment Co.	23,620
14,581	Intralot SA-Integrated Lottery Systems & Services	16,803
2,000	JUMBO SA	11,265
6,005	Metka SA	52,766
5,855	Motor Oil Hellas Corinth Refineries SA	59,039
28	Mytilineos Holdings SA*	150
1,145	Thessaloniki Water Supply & Sewage Co. SA	6,119

	Total Greece	169,762

Hong Kong — 4.1%
396,000	Apollo Solar Energy Technology Holdings Ltd.*	9,559
134,000	Beijing Enterprises Holdings Ltd.	651,246
68,000	Belle International Holdings Ltd.	139,702
88,500	China Mobile Ltd.	898,864
231,200	China Resources Enterprise Ltd.	933,647
272,000	China Ting Group Holdings Ltd.	27,242
1,210,000	China Unicom Hong Kong Ltd.	2,563,558
2,542,461	CNOOC Ltd.	5,203,752
1,630,000	CSI Properties Ltd.	41,859
262,000	Emperor International Holdings	51,808
78,000	Giordano International Ltd.	64,499
102,000	Glorious Sun Enterprises Ltd.	39,291
6,000	Great Eagle Holdings Ltd.	17,720
443,000	Hang Lung Properties Ltd.	1,641,057

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Hong Kong — 4.1% — (continued)

2,056,000	Hengdeli Holdings Ltd.	$989,985
95,200	HKR International Ltd.	45,840
130,700	Hong Kong Exchanges & Clearing Ltd.	2,443,492
65,410	Jardine Strategic Holdings Ltd.	2,051,912
1,264,000	Li & Fung Ltd.	2,275,460
30,000	Lung Kee Bermuda Holdings	18,028
815,000	Nine Dragons Paper Holdings Ltd.	586,030
84,000	Norstar Founders Group Ltd.(b)(c)*	0
200,000	Pacific Andes International Holdings Ltd.	22,085
43,000	Pacific Textile Holdings Ltd.	25,895
222,000	Pico Far East Holdings Ltd.	41,903
36,000	Regal Hotels International Holdings Ltd.	12,758
26,000	Shui On Construction & Materials Ltd.	31,983
106,000	Sing Tao News Corp., Ltd.	20,688
122,000	Singamas Container Holdings Ltd.	37,126
39,000	SmarTone Telecommunications Holding Ltd.	73,814
28,000	Sun Hung Kai Properties Ltd.	394,402
53,400	Swire Pacific Ltd., Class A Shares	712,411
272,000	Victory City International Holdings Ltd.	32,830
54,000	Xinyi Glass Holdings Ltd.	31,965

	Total Hong Kong	22,132,411

India — 0.3%
32,284	ICICI Bank Ltd., ADR	1,270,699
25,729	Tata Motors Ltd., ADR(a)	427,873

	Total India	1,698,572

Ireland — 1.2%
29,043	Accenture PLC, Class A Shares	1,556,414
31,900	Covidien PLC	1,664,543
136,204	Experian PLC	1,558,600
50,737	Shire PLC	1,639,847
8,243	Smurfit Kappa Group PLC*	65,509
106,752	Total Produce PLC	59,973
18,524	United Drug PLC	61,373

	Total Ireland	6,606,259

Israel — 1.1%
7,293	Africa Israel Investments Ltd.*	29,389
1,058	AL-ROV Israel Ltd.*	24,954
52,183	Check Point Software Technologies Ltd.*	2,840,842
2,113	Clal Industries & Investments Ltd.	9,886
1,020	Discount Investment Corp.	9,372
753	Hot Telecommunication System Ltd.*	10,558
15,241	Industrial Buildings Corp.	25,466
4,806	Israel Land Development Co., Ltd. (The)	33,619
4,909	NetVision Ltd.	68,017
63,977	Teva Pharmaceutical Industries Ltd., ADR	2,646,089
2,136	Union Bank of Israel	8,392

	Total Israel	5,706,584

Italy — 1.1%
110,313	ACEA SpA	961,381
6,700	Astaldi SpA	42,331
1,912	Autostrada Torino-Milano SpA	20,436
2,167	Banca Generali SpA	21,414
1,526	Danieli & C Officine Meccaniche SpA	38,886
1,662	Danieli & C Officine Meccaniche SpA, Risparmio Shares	21,966
13,913	De’Longhi SpA	155,523

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Italy — 1.1% — (continued)

2,075	Engineering Ingegneria Informatica SpA	$66,207
68,295	Fiat Industrial SpA*	364,002
7,083	Hera SpA	13,131
22,770	Immobiliare Grande Distribuzione	45,264
1,628,912	Intesa Sanpaolo SpA	2,660,872
67,030	Iren SpA	89,798
33,154	KME Group SpA	13,845
232,300	Prada SpA*	1,222,946
12,164	Recordati SpA	118,100
2,260	Reply SpA	61,041
11,428	Societa Iniziative Autostradali e Servizi SpA	95,727
16,769	Sogefi SpA	53,626
4,355	Vittoria Assicurazioni SpA	19,447

	Total Italy	6,085,943

Japan — 13.0%
65	Advance Residence Investment Corp., Class A Shares	135,599
3,800	Aica Kogyo Co., Ltd.	52,451
15,700	Airport Facilities Co., Ltd.	61,975
58,900	Aisin Seiki Co., Ltd.	1,957,816
8,300	Alps Electric Co., Ltd.	75,075
600	AOKI Holdings Inc.	9,395
800	Aoyama Trading Co., Ltd.	13,343
4,400	Arc Land Sakamoto Co., Ltd.	74,766
1,100	As One Corp.	23,695
4,000	ASKA Pharmaceutical Co., Ltd.	32,730
3,000	Autobacs Seven Co., Ltd.	136,658
10,350	Belluna Co., Ltd.	77,518
50,900	Bridgestone Corp.	1,127,711
115,069	Canon Inc.	5,407,137
1,000	Canon Marketing Japan Inc.	11,659
4,400	Chiyoda Co., Ltd.	68,843
45,000	Chuetsu Pulp & Paper Co., Ltd.	79,407
1,500	Cocokara fine Inc.	39,586
2,600	Corona Corp.	40,340
10,000	Daiichi Jitsugyo Co., Ltd.	50,062
919	Dai-ichi Life Insurance Co., Ltd. (The)	1,065,490
12,000	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	61,172
2,000	Daiso Co., Ltd.	7,189
23,700	Daito Trust Construction Co., Ltd.	2,183,975
1,700	DCM Holdings Co., Ltd.	13,355
18,500	Dena Co., Ltd.	957,584
4,000	DIC Corp.	8,731
3,900	DTS Corp.	44,605
4,200	EDION Corp.	36,453
15,000	Eighteenth Bank Ltd. (The)	42,350
30,523	FANUC Corp.	5,034,967
37	Fields Corp.	67,805
302,000	Fujitsu Ltd.	1,523,717
3,300	Hakuto Co., Ltd.	31,876
12,000	Hanwa Co., Ltd.	51,761
112	Heiwa Real Estate REIT Inc., Class A Shares	66,244
5,300	Hibiya Engineering Ltd.	62,349
26,000	Higashi-Nippon Bank Ltd. (The)	57,094
3,900	Hitachi Capital Corp.	51,997
6,500	Hokuetsu Kishu Paper Co., Ltd.	46,474
117,900	Honda Motor Co., Ltd.	3,812,621
1,200	Hosiden Corp.	9,584
46,700	Hoya Corp.	1,023,670

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Japan — 13.0% — (continued)

11,600	Inabata & Co., Ltd.	$67,473
2,300	Ines Corp.	15,873
6,000	Information Services International-Dentsu Ltd.	42,664
2,200	IT Holdings Corp.	21,280
31	Japan Rental Housing Investments Inc., Class A Shares	13,169
192	Japan Tobacco Inc.	824,417
6,000	Japan Vilene Co., Ltd.	27,528
10,000	J-Oil Mills Inc.	30,456
1,000	Kaken Pharmaceutical Co., Ltd.	13,934
10,000	Kandenko Co., Ltd.	50,324
5,000	Kanto Natural Gas Development Ltd.	29,214
276	KDDI Corp.	2,056,336
20	Kenedix Realty Investment Corp., Class A Shares	71,054
3,000	Kohnan Shoji Co., Ltd.	55,683
153,869	Komatsu Ltd.	4,072,737
204,000	Konica Minolta Holdings Inc.	1,391,909
15,000	Kurabo Industries Ltd.	30,194
58,700	Kuraray Co., Ltd.	838,626
1,100	Kuroda Electric Co., Ltd.	12,797
6,000	KYORIN Holdings Inc.	121,404
3,900	Kyoritsu Maintenance Co., Ltd.	62,957
1,300	Macnica Inc.	30,212
162,000	Marubeni Corp.	1,018,522
17,000	Marudai Food Co., Ltd.	58,663
41	MID Reit Inc., Class A Shares	112,970
4,000	Mie Bank Ltd. (The)	10,039
6,800	Mikuni Coca-Cola Bottling Co., Ltd.	60,085
1,300	Mimasu Semiconductor Industry Co., Ltd.	13,305
2,900	Ministop Co., Ltd.	54,433
168,400	Mitsubishi Corp.	4,021,525
5,000	Mitsui Home Co., Ltd.	26,404
17	Mori Hills REIT Investment Corp., Class A Shares	61,529
5,500	Nagase & Co., Ltd.	69,159
6,300	NEC Capital Solutions Ltd.	84,818
2,700	NEC Fielding Ltd.	33,810
1,200	NEC Mobiling Ltd.	43,621
3,000	NEC Networks & System Integration Corp.	46,271
28,000	Nippon Road Co., Ltd. (The)	76,858
432,000	Nippon Steel Corp.	1,293,092
45,200	Nippon Telegraph & Telephone Corp.	2,100,333
4,100	Nishio Rent All Co., Ltd.	26,903
14,000	Nissin Corp.	35,501
17,000	Nittetsu Mining Co., Ltd.	70,884
127,000	NKSJ Holdings Inc.	745,350
4,000	Nohmi Bosai Ltd.	24,783
38,200	Nomura Research Institute Ltd.	862,814
6,000	Ogaki Kyoritsu Bank Ltd. (The)	19,607
12,000	Okumura Corp.	45,487
5,000	Okuwa Co., Ltd.	60,976
9,100	Onoken Co., Ltd.	83,976
5,500	Orient Corp.*	5,751
13,900	Oriental Land Co., Ltd.	1,377,191
13	Orix JREIT Inc., Class A Shares	62,702
4,900	Otsuka Kagu Ltd.	47,908
15,000	Rengo Co., Ltd.	109,601
4,800	Riso Kagaku Corp.	87,524
4,600	Ryoyo Electro Corp.	44,193
7,000	S Foods Inc.	57,552
14,000	Sakai Chemical Industry Co., Ltd.	62,035

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Japan — 13.0% — (continued)

4,000	San-Ai Oil Co., Ltd.	$22,012
2,800	Sangetsu Co., Ltd.	72,063
65,000	Sekisui Chemical Co., Ltd.	557,349
19,000	Senko Co., Ltd.	69,786
4,700	Senshukai Co., Ltd.	33,051
72,300	Seven & I Holdings Co., Ltd.	1,907,083
18,800	Shimamura Co., Ltd.	1,867,590
4,200	Shinko Shoji Co., Ltd.	32,719
7,000	Sinanen Co., Ltd.	30,286
95	SKY Perfect JSAT Holdings Inc.	47,000
116,300	Sony Financial Holdings Inc.	1,828,755
13,000	Sumikin Bussan Corp.	30,416
62,500	Sumitomo Mitsui Financial Group Inc.	1,842,200
461,000	Sumitomo Mitsui Trust Holdings Inc.	1,554,643
55,000	Sumitomo Realty & Development Co., Ltd.	1,156,003
10,000	T RAD Co., Ltd.	42,350
20,000	Takiron Co., Ltd.	73,721
16,600	THK Co., Ltd.	339,573
40,000	Toa Corp.	71,106
1,000	Tochigi Bank Ltd. (The)	3,987
3,000	Tokuyama Corp.	12,862
36,800	Tokyo Electron Ltd.	1,758,107
6,000	Tokyo Energy & Systems Inc.	30,429
25,000	Tokyo Tekko Co., Ltd.	73,198
5,000	Tokyu Construction Co., Ltd.	15,228
1,700	Torii Pharmaceutical Co., Ltd.	32,509
23,000	Toshiba TEC Corp.	95,000
5,100	Touei Housing Corp.	57,130
52,000	Towa Bank Ltd. (The)	64,571
17,000	Toyo Ink SC Holdings Co., Ltd.	73,106
6,400	Toyota Auto Body Co., Ltd.	102,561
71,149	Toyota Motor Corp.	2,542,597
2,600	Tv Tokyo Holdings Corp.	34,427
31,000	Uchida Yoko Co., Ltd.	78,609
22,100	Unicharm Corp.	1,045,709
4,000	Uniden Corp.	17,672
8,500	UNY Co., Ltd.	76,217
500	Valor Co., Ltd.	8,535
4,400	Vital KSK Holdings Inc.	35,888
2,200	Yachiyo Bank Ltd. (The)	65,708
14,520	Yamada Denki Co., Ltd.	1,060,935
158,000	Yaskawa Electric Corp.	1,433,266
14,000	Yurtec Corp.	69,355

	Total Japan	68,998,557

Liechtenstein — 0.0%
1,270	Liechtensteinische Landesbank AG	94,393

Luxembourg — 0.7%
50,700	ArcelorMittal	1,122,888
3,717	GAGFAH SA	21,557
22,141	Millicom International Cellular SA	2,484,220

	Total Luxembourg	3,628,665

Mexico — 0.7%
13,800	Fomento Economico Mexicano SAB de CV, ADR	951,096
1,117,700	Wal-Mart de Mexico SA de CV, Class V Shares	3,001,012

	Total Mexico	3,952,108

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Netherlands — 4.2%
3,569	ASM International NV	$94,957
83,711	ASML Holding NV	2,973,040
10,058	BE Semiconductor Industries NV	65,778
352,376	ING Groep NV*	3,058,276
172,133	Koninklijke Ahold NV	2,010,936
17,545	LyondellBasell Industries NV, Class A Shares	607,934
3,568	Mediq NV	63,193
29,631	PostNL NV	174,362
35,782	Randstad Holding NV	1,234,736
232,760	Reed Elsevier NV(a)	2,754,078
126,773	Royal Dutch Shell PLC, Class B Shares	4,288,115
101,298	SBM Offshore NV	2,115,837
66,654	Sensata Technologies Holding NV*	2,162,256
2,006	SNS REAAL NV*	6,759
24,200	Yandex NV, Class A Shares*	749,474

	Total Netherlands	22,359,731

New Zealand — 0.5%
16,403	Air New Zealand Ltd.	15,565
48,357	New Zealand Oil & Gas Ltd.	27,285
14,197	Nuplex Industries Ltd.	35,076
1,164,846	Telecom Corp. of New Zealand Ltd.	2,529,400
9,690	Vector Ltd.	20,876

	Total New Zealand	2,628,202

Norway — 1.5%
923	Aker ASA, Class A Shares	24,147
4,850	Atea ASA	48,940
13,000	Austevoll Seafood ASA	64,374
5,497	Cermaq ASA	68,822
126,210	DnB NOR ASA	1,527,067
3,178	Fred Olsen Energy ASA	113,723
17,309	Grieg Seafood ASA	27,493
2,800	Leroy Seafood Group ASA	50,229
18,754	Marine Harvest ASA	10,962
18,848	Pronova BioPharma AS*	24,654
10,424	SpareBank 1 SMN	87,654
69,583	Statoil ASA	1,677,325
8,235	Storebrand ASA	54,859
130,300	Telenor ASA	2,184,043
72,426	TGS Nopec Geophysical Co. ASA	1,820,292

	Total Norway	7,784,584

Panama — 0.2%
16,300	Copa Holdings SA, Class A Shares	1,126,656

Peru — 0.0%
12,055	Hochschild Mining PLC	99,024

Portugal — 0.0%
43,725	BANIF SGPS SA*	28,533
4,500	Portucel Empresa Produtora de Pasta e Papel SA	12,524
6,068	Semapa-Sociedade de Investimento e Gestao	54,079
13,544	Sonaecom – SGPS SA	26,222

	Total Portugal	121,358

Singapore — 1.2%
188,000	AIMS AMP Capital Industrial REIT	32,029
48	Cape PLC	375
15,000	First Resources Ltd.	16,766

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Singapore — 1.2% — (continued)

1,129,000	Genting Singapore PLC*	$1,562,191
15,000	Guocoland Ltd.	25,929
52,000	Hi-P International Ltd.	30,898
105,000	Lippo-Mapletree Indonesia Retail Trust	51,047
16,000	Mapletree Logistics Trust	11,834
21,000	Metro Holdings Ltd.	12,042
8,444	Miclyn Express Offshore Ltd.	14,458
44,000	Rotary Engineering Ltd.	24,865
454,000	SembCorp. Industries Ltd.	1,626,145
743,000	Singapore Telecommunications Ltd.	1,920,327
56,000	Starhill Global REIT	28,854
39,000	United Engineers Ltd.	62,391
73,000	United Overseas Bank Ltd.	1,125,364
2,000	Venture Corp., Ltd.	12,416
70,000	Wheelock Properties Singapore Ltd.	98,895

	Total Singapore	6,656,826

South Africa — 0.3%
67,300	MTN Group Ltd.	1,385,715

South Korea — 1.5%
19,040	Hyundai Motor Co.	3,631,266
4,328	Samsung Electronics Co., Ltd.	3,025,209
30,837	Shinhan Financial Group Co., Ltd.	1,300,809

	Total South Korea	7,957,284

Spain — 1.9%
275,235	Banco Bilbao Vizcaya Argentaria SA	2,512,865
276,862	Banco Santander SA	2,560,422
1,500	Bolsas y Mercados Espanoles SA	42,243
1,897	Caja de Ahorros del Mediterraneo	6,859
3,362	Corp Financiera Alba	166,114
3,573	Duro Felguera SA	27,227
2,959	Grupo Catalana Occidente SA	64,533
8,658	Grupo Empresarial Ence SA	29,808
26,863	Inditex SA	2,294,682
10,022	Tecnicas Reunidas SA	399,824
97,449	Telefonica SA	2,036,845

	Total Spain	10,141,422

Sweden — 1.2%
29,105	Assa Abloy AB, Class B Shares	678,841
3,045	Bilia AB, Class A Shares	50,437
5,292	Billerud AB	42,050
3,942	Boliden AB	54,511
3,596	Haldex AB	17,343
83,150	Hennes & Mauritz AB, Class B Shares	2,598,109
67,665	Hexagon AB, Class B Shares	1,152,359
7,828	Saab AB, Class B Shares	163,021
104,153	Svenska Cellulosa AB, Class B Shares	1,408,964

	Total Sweden	6,165,635

Switzerland — 7.9%
852	AFG Arbonia-Forster Holding*	19,925
129	Banque Cantonale Vaudoise	75,099
556	Bossard Holding AG	85,070
2,063	Clariant AG*	23,237
113,592	Credit Suisse Group AG*	3,258,405
11,402	Ferrexpo PLC	69,865
52	Forbo Holding AG*	25,955

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Switzerland — 7.9% — (continued)

312	Helvetia Holding AG	$114,104
1,306	Informa PLC	7,507
134,478	Julius Baer Group Ltd.*	5,537,034
476	Meyer Burger Technology AG*	17,497
85,212	Nestle SA	5,290,373
80,418	Nobel Biocare Holding AG*	1,023,356
173,946	Novartis AG	10,167,586
56,400	Petroplus Holdings AG*	451,116
31,191	Roche Holding AG	5,474,624
1,585	Schweizerische National-Versicherungs-Gesellschaft AG	63,092
6,623	Swatch Group AG (The)	3,031,800
44	Walter Meier AG	12,857
290,782	Xstrata PLC	5,103,519
11,085	Zurich Financial Services AG*	2,506,845

	Total Switzerland	42,358,866

Taiwan — 1.0%
105,315	HTC Corp.	2,745,453
231,374	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,769,547

	Total Taiwan	5,515,000

Thailand — 0.2%
250,700	Kasikornbank PCL, NVDR	1,067,076

Turkey — 0.2%
350,600	Turkiye Garanti Bankasi AS	1,280,301

United Kingdom — 17.4%
15,156	Aberdeen Asset Management PLC	49,453
13,623	Aero Inventory PLC(b)(c)*	0
36,974	Afren PLC*	63,089
56,753	AMEC PLC	843,292
7,212	Anglo Pacific Group PLC	35,193
512,854	Arm Holdings PLC	4,754,987
242,160	Aviva PLC	1,339,251
4,208	Berendsen PLC	33,902
329,837	BG Group PLC	7,146,352
89,364	BHP Billiton PLC	3,061,271
7,829	Bodycote PLC	37,134
72,742	British American Tobacco PLC	3,246,168
192,508	British Sky Broadcasting Group PLC	2,068,247
225,900	Britvic PLC	1,168,488
79,940	Cable & Wireless Communications PLC	46,018
143,122	Capita Group PLC (The)	1,651,732
27,208	Carillion PLC	151,711
65,193	Carnival PLC	2,130,403
499,408	Centrica PLC	2,430,512
1,247	Clarkson PLC	24,056
7,906	Collins Stewart Hawkpoint PLC	8,809
20,449	Computacenter PLC	130,056
12,755	Cookson Group PLC	109,234
3,080	Daily Mail & General Trust PLC	20,250
12,904	Dairy Crest Group PLC	76,234
83,714	Debenhams PLC	72,851
107,701	Diageo PLC	2,172,312
4,327	Diploma PLC	22,241
18,227	Drax Group PLC	154,022
14,818	DS Smith PLC	49,821
9,000	easyJet PLC*	50,272
54,817	F&C Asset Management PLC	60,231

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

United Kingdom — 17.4% — (continued)

14,620	Firstgroup PLC	$87,252
65,792	Game Group PLC	25,952
60,722	GKN PLC	199,516
222,157	GlaxoSmithKline PLC	4,735,630
1,161	Go-Ahead Group PLC	29,895
5,002	Greene King PLC	36,206
41,472	Healthcare Locums PLC(b)(c)	6,746
241,482	HSBC Holdings PLC	2,107,736
4,023	IG Group Holdings PLC	29,264
58,936	Imperial Tobacco Group PLC	1,957,569
155,881	Inmarsat PLC	1,192,981
25,242	Intermediate Capital Group PLC	102,154
7,045	International Personal Finance PLC	31,341
21,765	Interserve PLC	113,378
23,078	JKX Oil & Gas PLC	70,347
11,700	John Menzies PLC	96,108
7,105	John Wood Group PLC	68,706
17,758	Kcom Group PLC	21,086
824,629	Kingfisher PLC	3,172,273
2,277,301	Lloyds Banking Group PLC*	1,244,445
55,359	Logica PLC	77,485
5,467	Lookers PLC	4,669
5,558	Mapeley Ltd.(b)(c)*	90
17,933	Mecom Group PLC*	47,036
17,965	Melrose Resources PLC	44,856
18,760	Mondi PLC	166,917
8,192	Morgan Sindall PLC	82,616
806	New World Resources PLC	7,840
8,634	Northgate PLC*	38,832
4,957	Pace PLC	8,507
80,028	Pearson PLC	1,448,832
13,349	Phoenix IT Group Ltd.	46,033
142,507	Premier Oil PLC*	766,105
433,193	Prudential PLC	4,372,240
97,366	PV Crystalox Solar PLC	24,152
81,565	Reckitt Benckiser Group PLC	4,345,061
148,154	Reed Elsevier PLC	1,212,166
237,004	Rexam PLC	1,364,322
32,086	Rio Tinto PLC	1,984,305
111,728	ROK PLC(b)(c)*	0
574,922	Rolls-Royce Holdings PLC*	5,985,077
42,300	SABMiller PLC	1,535,732
208,400	Smith & Nephew PLC	2,120,341
1,064	Spectris PLC	24,888
25,319	St. Ives PLC	30,991
35,647	Stagecoach Group PLC	149,133
210,109	Standard Chartered PLC	4,784,686
3,451	Synergy Health PLC	50,942
6,177	Tate & Lyle PLC	58,276
872,953	Tesco PLC	5,375,913
391,191	TUI Travel PLC	976,101
16,151	Tullett Prebon PLC	98,123
87,408	Tullow Oil PLC	1,528,412
174,083	United Utilities Group PLC	1,698,980
1,418	Valiant Petroleum PLC*	12,052
567,533	Vodafone Group PLC	1,486,270
11,781	WH Smith PLC	95,642
29,961	William Hill PLC	109,994
461,999	WM Morrison Supermarkets PLC	2,171,799

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares		Security	Value

United Kingdom — 17.4% — (continued)

5,111		Yule Catto & Co. PLC	$14,898

		Total United Kingdom	92,886,491

United States — 0.9%
37,651		Schlumberger Ltd.	2,941,296
10,919		Wynn Resorts Ltd.	1,689,388

		Total United States	4,630,684

		TOTAL COMMON STOCKS (Cost — $457,900,609)	509,246,556

PREFERRED STOCKS — 0.6%
Australia — 0.0%
117		Multiplex SITES Trust*	9,578

Germany — 0.6%
281		Draegerwerk AG & Co. KGaA, 1.680%	28,258
1,774		Jungheinrich AG, 3.080%	56,539
2,991		ProSiebenSat.1 Media AG, 8.350%	59,889
2,040		Sartorius AG, 2.100%	93,977
16,400		Volkswagen AG, 2.250%	2,739,226

		Total Germany	2,977,889

Italy — 0.0%
80,951		Unipol Gruppo Finanziario SpA*	29,852

		TOTAL PREFERRED STOCKS (Cost — $1,675,514)	3,017,319

WARRANTS — 0.3%
Luxembourg — 0.3%
81,733		Shriram Transport Finance Co., Ltd., expires 1/18/13(d)*	1,122,578
24,634		Shriram Transport Finance Co., Ltd., expires 9/24/14(d)*	336,648

		TOTAL WARRANTS (Cost — $952,131)	1,459,226

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $460,528,254)	513,723,101

Face
Amount

SHORT-TERM INVESTMENTS (e) — 3.2%
MONEY MARKET FUND — 0.7%
$3,560,726		Invesco STIT – Liquid Assets Portfolio(f) (Cost — $3,560,726)	3,560,726

TIME DEPOSITS — 2.5%
3,582,044		Bank of America – London, 0.030% due 9/1/11	3,582,044
		BBH – Grand Cayman:
10	CHF	0.005% due 9/1/11	12
1,273	HKD	0.005% due 9/1/11	163
593,400	JPY	0.010% due 9/1/11	7,756
2,946	SGD	0.010% due 9/1/11	2,449
11,988	GBP	0.111% due 9/1/11	19,500
297	CAD	0.259% due 9/1/11	304
29,684	NOK	1.050% due 9/1/11	5,547
240	SEK	1.100% due 9/1/11	38
58	AUD	4.001% due 9/1/11	62
8,429,396		HSBC Bank – Grand Cayman, 0.030% due 9/1/11	8,429,396

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Face
Amount†	Security	Value

TIME DEPOSITS — 2.5% — (continued)

$1,407,315	Wells Fargo – Grand Cayman, 0.030% due 9/1/11	$1,407,315

	TOTAL TIME DEPOSITS (Cost — $13,454,586)	13,454,586

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,015,312)	17,015,312

	TOTAL INVESTMENTS — 99.0% (Cost — $477,543,566#)	530,738,413

	Cash and Other Assets in Excess of Liabilities — 1.0%	5,379,421

	TOTAL NET ASSETS — 100.0%	$536,117,834

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Illiquid security.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.5%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $496,786,642.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NVDR	—	Non-Voting Depositary Receipt
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Summary of Investments by Security Sector

Financials	18.0%
Consumer Discretionary	14.1
Industrials	13.5
Consumer Staples	9.4
Energy	9.2
Information Technology	9.1
Health Care	8.5
Materials	8.3
Telecommunication Services	4.9
Utilities	1.8
Short-Term Investments	3.2

100.0%

As a percentage of total investments.
For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 93.0%
Argentina — 0.7%
142,679	YPF SA, ADR	$5,625,833

Bermuda — 0.2%
19,810	Credicorp Ltd.	1,973,868

Brazil — 18.1%
181,961	Banco Bradesco SA, ADR	3,248,004
1,164,822	Banco do Brasil SA	19,645,918
61,000	BR Malls Participações SA	683,446
46,400	BR Properties SA	515,767
19,171	Brasil Telecom SA, ADR	156,052
41,065	Brasil Telecom SA, Sponsored ADR	932,586
63,200	BRF – Brasil Foods SA	1,242,258
118,700	CCR SA	3,595,653
246,500	Cia de Bebidas das Americas, ADR	8,785,260
17,800	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,026,348
289,220	Cia Energetica de Minas Gerais, ADR(a)	5,472,042
12,900	Cia Paranaense de Energia, ADR	284,058
499,700	Cia Siderurgica Nacional SA, ADR	5,021,985
550,240	Cielo SA	14,205,344
112,951	Cosan SA Industria e Comercio	1,703,979
103,100	Embraer SA	657,289
12,400	Itau Unibanco Holding SA, ADR(b)*	225,184
37,735	Lojas Renner SA	1,425,558
274,400	Natura Cosmeticos SA	6,602,574
430,511	OGX Petroleo e Gas Participações SA*	3,116,908
1,369,317	PDG Realty SA Empreendimentos e Participações	6,767,715
195,789	Petroleo Brasileiro SA, ADR	5,687,670
251,893	Petroleo Brasileiro SA, Class A Shares, ADR	6,712,948
872,500	Redecard SA	13,492,978
419,400	Souza Cruz SA	5,262,851
50,800	Tele Norte Leste Participações SA, ADR	665,480
63,817	Telecomunicacoes de Sao Paulo SA, ADR	2,027,466
121,382	Tim Participações SA	744,727
23,500	Tractebel Energia SA	375,288
68,000	Ultrapar Participações SA	1,192,817
375,935	Vale SA	10,630,827
668,177	Vale SA, Class B Shares, ADR	18,869,319

	Total Brazil	150,976,299

Canada — 1.0%
279,500	First Quantum Minerals Ltd.	6,882,154
78,092	Pacific Rubiales Energy Corp.	1,922,866

	Total Canada	8,805,020

China — 9.2%
428,000	Agile Property Holdings Ltd.(a)	579,240
733,000	Agricultural Bank of China Ltd., Class H Shares	352,947
169,000	Anta Sports Products Ltd.(a)	230,455
4,174,400	Bank of China Ltd., Class H Shares	1,725,933
1,177,000	BBMG Corp., Class H Shares	1,325,410
14,189,580	China Construction Bank Corp., Class H Shares	10,531,043
1,265,000	China Datang Corp. Renewable Power Co., Ltd., Class H Shares*	255,014
657,000	China Life Insurance Co., Ltd., Class H Shares	1,650,092
922,000	China National Building Material Co., Ltd., Class H Shares	1,550,873
1,602,000	China Petroleum & Chemical Corp., Class H Shares	1,579,784
3,778,500	China Railway Construction Corp., Ltd., Class H Shares	2,008,602
440,000	China Shanshui Cement Group Ltd.	436,158
753,000	China Shenhua Energy Co., Ltd., Class H Shares	3,500,077

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

China — 9.2% — (continued)

1,130,000	China Telecom Corp., Ltd., Class H Shares	$738,534
612,000	China Yurun Food Group Ltd.(a)	1,390,909
243	Country Garden Holdings Co., Ltd.	108
131,806	Ctrip.com International Ltd., ADR*	5,498,946
420,000	Dongfeng Motor Group Co., Ltd., Class H Shares	669,800
223,000	Dongyue Group	176,384
150,000	ENN Energy Holdings Ltd.	515,216
6,622,620	Evergrande Real Estate Group Ltd.(a)	4,081,738
470,800	Guangzhou R&F Properties Co., Ltd., Class H Shares(a)	567,644
12,650,050	Industrial & Commercial Bank of China, Class H Shares	8,300,174
50,800	Inner Mongolia Yitai Coal Co., Class B Shares	289,052
155,000	Intime Department Store Group Co., Ltd.	245,198
603,000	Jiangxi Copper Co., Ltd., Class H Shares	1,726,618
504,000	Lenovo Group Ltd.	337,812
53,500	Netease.com, ADR*	2,704,960
14,800	New Oriental Education & Technology Group Inc., ADR*	451,400
859,500	PetroChina Co., Ltd., Class H Shares	1,103,621
582,000	PICC Property & Casualty Co., Ltd., Class H Shares	1,023,806
33,000	Ping An Insurance Group Co. of China Ltd., Class H Shares	264,195
20,026,000	Renhe Commercial Holdings Co., Ltd.(a)	3,934,230
672,000	Shanghai Electric Group Co., Ltd., Class H Shares	308,043
2,021,500	Shimao Property Holdings Ltd.	2,115,463
640,500	Soho China Ltd.	566,647
190,100	Tencent Holdings Ltd.	4,515,729
66,000	Tingyi Cayman Islands Holding Corp.	186,017
666,000	Weichai Power Co., Ltd., Class H Shares(a)	3,318,028
8,294,000	Winsway Coking Coal Holding Ltd.	2,481,384
862,000	Yanzhou Coal Mining Co., Ltd., Class H Shares	2,506,972
140,000	Zhaojin Mining Industry Co., Ltd., Class H Shares	328,249
2,240,000	Zhejiang Expressway Co., Ltd., Class H Shares	1,400,719

	Total China	77,473,224

Czech Republic — 0.4%
50,208	CEZ AS	2,370,779
4,595	Komercni Banka AS	969,508
14,534	Telefonica O2 Czech Republic AS	372,504

	Total Czech Republic	3,712,791

Egypt — 1.4%
927,256	Commercial International Bank Egypt SAE	4,275,509
78,530	Eastern Co.	1,342,460
59,844	Egyptian Co. for Mobile Services	987,641
21,594	Egyptian Financial Group-Hermes Holding*	59,016
4,156	ElSwedy Electric Co.	18,598
115,868	Orascom Construction Industries	4,612,726
1,033	Orascom Construction Industries, GDR	42,136
33,496	Orascom Telecom Holding SAE, GDR*	99,651
51,993	Talaat Moustafa Group*	34,148
33,015	Telecom Egypt	83,130

	Total Egypt	11,555,015

France — 0.3%
65,515	CFAO SA	2,698,635

Hong Kong — 3.8%
330,000	Chaoda Modern Agriculture Holdings Ltd.(a)	107,203
418,500	China Mobile Ltd.	4,250,559
1,119,000	China Overseas Land & Investment Ltd.	2,385,131
964,000	China Resources Land Ltd.	1,576,959

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Hong Kong — 3.8% — (continued)

1,208,000	China Unicom Hong Kong Ltd.	$2,559,322
4,921,805	CNOOC Ltd.	10,073,647
516,000	COSCO Pacific Ltd.	707,612
48,568,000	CST Mining Group Ltd.*	997,802
860,000	GCL-Poly Energy Holdings Ltd.(a)	380,971
1,179,000	GOME Electrical Appliances Holding Ltd.	510,173
4,685,000	Huabao International Holdings Ltd.	3,615,415
59,000	Kingboard Chemical Holdings Ltd.	229,167
1,972,000	Minmetals Resources Ltd.*	1,177,427
20,592,500	REXLot Holdings Ltd.	1,560,038
106,000	Shanghai Industrial Holdings Ltd.	349,795
2,488,000	Shougang Fushan Resources Group Ltd.	1,175,634

	Total Hong Kong	31,656,855

Hungary — 0.4%
161,343	OTP Bank PLC	3,552,679

India — 2.6%
12,253	Dr. Reddy’s Laboratories Ltd., ADR(a)	402,511
6,114	GAIL India Ltd., GDR(c)	337,493
29,865	HDFC Bank Ltd., ADR	996,296
157,716	ICICI Bank Ltd., ADR	6,207,702
115,319	Infosys Ltd., ADR(a)	5,952,767
175,901	ITC Ltd., GDR(c)*	766,928
38,665	Mahindra & Mahindra Ltd., GDR	630,240
99,226	Reliance Industries Ltd., London Shares, GDR(b)	3,436,196
36,822	Reliance Industries Ltd., Luxembourg Shares, GDR(b)	1,275,146
4,118	State Bank of India Ltd., London Shares, GDR	391,210
49,026	Sterlite Industries India Ltd., ADR	568,211
31,517	Tata Motors Ltd., ADR(a)	524,128
12,309	Wipro Ltd., ADR(a)	122,844

	Total India	21,611,672

Indonesia — 4.4%
16,017,849	Adaro Energy Tbk PT	3,801,259
620,500	Aneka Tambang Tbk PT	136,709
154,675	Astra International Tbk PT	1,199,080
975,000	Bank Central Asia Tbk PT	914,098
3,334,662	Bank Mandiri Tbk PT	2,676,952
1,006,500	Bank Negara Indonesia Persero Tbk PT	486,560
1,104,000	Bank Rakyat Indonesia Persero Tbk PT	847,439
6,731,125	Bumi Resources Tbk PT	1,991,807
1,608,500	Charoen Pokphand Indonesia Tbk PT	518,385
527,000	Indo Tambangraya Megah PT	2,664,954
621,500	Indofood Sukses Makmur Tbk PT	444,293
7,068,000	Perusahaan Gas Negara PT	2,443,525
3,494,500	Semen Gresik Persero Tbk PT	3,726,702
1,299,000	Tambang Batubara Bukit Asam Tbk PT	2,900,029
569,996	Telekomunikasi Indonesia Tbk PT	484,293
241,600	Telekomunikasi Indonesia Tbk PT, ADR	8,267,553
1,240,378	United Tractors Tbk PT	3,430,554

	Total Indonesia	36,934,192

Luxembourg — 0.4%
65,776	Oriflame Cosmetics SA(a)	2,977,810

Malaysia — 0.3%
157,000	British American Tobacco Malaysia Bhd	2,297,894

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Malaysia — 0.3% — (continued)

13	SP Setia Bhd	$17

	Total Malaysia	2,297,911

Mexico — 4.5%
61,900	Alfa SAB de CV, Class A Shares	756,440
562,548	America Movil SAB de CV, Class L Shares, ADR	14,378,726
68,450	Desarrolladora Homex SAB de CV, ADR(a)*	1,421,022
40,227	Fomento Economico Mexicano SAB de CV, ADR	2,772,445
23,600	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	90,358
57,500	Grupo Financiero Banorte SAB de CV, Class O Shares	232,980
3,082,183	Grupo Mexico SAB de CV, Class B Shares	10,498,293
189,900	Grupo Televisa SA, ADR	4,185,396
4,565	Industrias Penoles SAB de CV	220,329
456,700	Kimberly-Clark de Mexico SAB de CV, Class A Shares	2,674,747
101,900	Mexichem SAB de CV	408,665
81,794	Wal-Mart de Mexico SA de CV, Class V Shares	219,616

	Total Mexico	37,859,017

Netherlands — 0.0%
17,000	VimpelCom Ltd., ADR	194,310

Nigeria — 0.0%
28,570	Guaranty Trust Bank PLC, GDR(b)	115,731

Pakistan — 0.5%
1,293,900	Oil & Gas Development Co., Ltd.	1,859,648
1,192,172	Pakistan Petroleum Ltd.	2,737,408

	Total Pakistan	4,597,056

Peru — 0.2%
30,400	Cia de Minas Buenaventura SA, ADR	1,423,632

Philippines — 1.4%
283,600	Aboitiz Power Corp.	199,803
332,900	Ayala Land Inc.	125,034
350,974	Bank of the Philippine Islands	476,759
2,555,400	Energy Development Corp.	376,325
140,520	First Philippine Holdings Corp.	189,887
2,243,000	Metro Pacific Investments Corp.	174,409
200,636	Metropolitan Bank & Trust	345,109
152,000	Philippine Long Distance Telephone Co., ADR	8,764,320
39,570	SM Investments Corp.	503,483
796,000	SM Prime Holdings Inc.	219,444

	Total Philippines	11,374,573

Poland — 1.0%
44,411	Bank Pekao SA	2,286,206
34,214	Getin Holding SA*	116,585
8,983	Grupa Lotos SA*	96,426
28,585	KGHM Polska Miedz SA	1,739,148
110,595	PGE SA	794,515
64,918	Polski Koncern Naftowy Orlen SA*	894,556
74,347	Powszechna Kasa Oszczednosci Bank Polski SA(a)	938,055
7,686	Powszechny Zaklad Ubezpieczen SA*	949,698
100,463	Tauron Polska Energia SA	186,726
45,343	Telekomunikacja Polska SA	273,032

	Total Poland	8,274,947

Russia — 8.7%
3,277,882	Federal Hydrogenerating Co. JSC	139,310
406	Federal Hydrogenerating Co. JSC, ADR*	1,770

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Russia — 8.7% — (continued)

311,380	Gazprom OAO*	$3,876,681
41,821	Gazprom OAO, ADR	520,671
700,380	Gazprom OAO, London Shares, ADR	8,509,617
45,063	Globaltrans Investment PLC, GDR	721,008
1,740,863	IDGC Holding JSC*	175,827
19,287	Lukoil OAO	1,137,933
117,516	Lukoil OAO, ADR	7,074,463
31,840	Lukoil OAO, London Shares, ADR	1,900,848
105,073	Magnit OJSC(b)*	2,500,737
132,538	Mechel, ADR	2,499,667
82,008	MMC Norilsk Nickel OJSC, ADR	2,037,899
619,568	Mobile Telesystems OJSC, ADR	10,489,286
16,468	NovaTek OAO, GDR	2,244,588
9,520	Novolipetsk Steel OJSC, GDR	291,217
99,516	Rosneft Oil Co.	753,834
351,008	Rosneft Oil Co., GDR	2,774,718
78,010	Rostelecom OJSC	497,704
4,446,047	Sberbank of Russia	13,226,989
57,331	Severstal OAO	874,298
41,371	Sistema JSFC, London Shares, GDR	768,259
17,828	Tatneft, ADR	606,687
982,542	TNK-BP Holding	2,726,554
116,876	Uralkali, GDR	5,902,239
420,509,096	VTB Bank OJSC	1,240,502

	Total Russia	73,493,306

South Africa — 8.6%
111,392	ABSA Group Ltd.	2,218,045
71,452	African Bank Investments Ltd.	362,702
20,275	Anglo Platinum Ltd.	1,694,576
46,869	AngloGold Ashanti Ltd.	2,127,581
20,508	ArcelorMittal South Africa Ltd.	181,505
15,599	Aspen Pharmacare Holdings Ltd.*	188,160
19,945	Barloworld Ltd.	176,522
250,861	Bidvest Group Ltd.	5,618,616
19,863	Exxaro Resources Ltd.	533,428
83,495	FirstRand Ltd.	240,999
37,220	Gold Fields Ltd.	621,635
121,634	Growthpoint Properties Ltd.	332,504
26,472	Impala Platinum Holdings Ltd.	679,287
7,985	Imperial Holdings Ltd.	131,938
23,758	JD Group Ltd.	138,201
81,222	Kumba Iron Ore Ltd.	5,617,354
87,904	Massmart Holdings Ltd.	1,992,656
280,744	MTN Group Ltd.	5,780,554
733,097	Murray & Roberts Holdings Ltd.	2,910,286
79,785	Naspers Ltd., Class N Shares	4,168,573
198,601	Nedbank Group Ltd.	4,032,803
69,180	Netcare Ltd.	133,318
789,400	Pretoria Portland Cement Co., Ltd.	2,659,392
18,622	Remgro Ltd.	302,804
75,008	SacOil Holding Ltd.*	7,923
869,637	Sanlam Ltd.	3,395,225
20,419	Sappi Ltd.*	78,408
81,976	Sasol Ltd.	3,961,126
432,812	Shoprite Holdings Ltd.	6,806,070
11,573	Spar Group Ltd. (The)	157,323
326,523	Standard Bank Group Ltd.	4,651,763
43,508	Steinhoff International Holdings Ltd.*	143,468

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 8.6% — (continued)

41,893	Telkom SA Ltd.	$214,091
153,549	Tiger Brands Ltd.	4,475,636
480,315	Truworths International Ltd.	5,317,178
28,071	Vodacom Group Ltd.	362,243
37,811	Woolworths Holdings Ltd.	196,738

	Total South Africa	72,610,631

South Korea — 14.5%
1,915	CJ CheilJedang Corp.	588,317
9,710	Daelim Industrials Co., Ltd.	1,053,650
15,220	DGB Financial Group Inc.*	221,637
16,620	Dongbu Insurance Co., Ltd.	808,828
10,550	Dongkuk Steel Mill Co., Ltd.	302,306
18,905	GS Holdings	1,282,357
112,453	Hana Financial Group Inc.	3,798,088
14,018	Hanwha Corp.	528,770
17,654	Hite Brewery Co., Ltd.(d)	1,641,039
1,858	Honam Petrochemical Corp.	623,174
4,337	Hyundai Department Store Co., Ltd.	733,427
17,072	Hyundai Engineering & Construction Co., Ltd.	1,138,775
1,810	Hyundai Glovis Co., Ltd.	330,745
7,613	Hyundai Heavy Industries Co., Ltd.	2,478,302
20,297	Hyundai Mobis	6,426,239
39,679	Hyundai Motor Co.	7,567,491
4,762	Hyundai Steel Co.	485,416
83,580	Industrials Bank of Korea	1,256,370
211,119	KB Financial Group Inc.	8,747,039
1,041	KCC Corp.	291,449
55,400	Korea Exchange Bank	420,028
796,468	Korea Life Insurance Co., Ltd.	4,699,191
28,410	KT Corp.	980,898
142,126	KT&G Corp.	9,186,649
4,698	LG Chem Ltd.	1,670,606
18,183	LG Corp.	1,071,096
1,258	LG Household & Health Care Ltd.	555,487
30,992	NHN Corp.*	6,056,310
796	OCI Co., Ltd.	232,204
23,206	POSCO	8,818,890
27,326	Samsung Electronics Co., Ltd.	19,100,473
4,668	Samsung Fire & Marine Insurance Co., Ltd.	1,008,681
32,329	Samsung Heavy Industries Co., Ltd.	1,055,461
446,826	Shinhan Financial Group Co., Ltd.	18,848,634
7,883	SK Holdings Co., Ltd.	1,218,295
6,315	SK Telecom Co., Ltd.	919,603
125,040	Woongjin Coway Co., Ltd.	4,698,985
102,975	Woori Finance Holdings Co., Ltd.	1,146,424

	Total South Korea	121,991,334

Taiwan — 4.6%
192,218	Acer Inc.	231,987
665,003	Advanced Semiconductor Engineering Inc.	596,210
144,547	Asia Cement Corp.	190,653
64,000	Catcher Technology Co., Ltd.	502,069
361,791	China Steel Corp.	392,980
473,440	Chinatrust Financial Holding Co., Ltd.	386,915
87,937	Chunghwa Telecom Co., Ltd.	302,928
211,000	Coretronic Corp.	190,264
45,197	Delta Electronics Inc., GDR*	662,154
96,560	Delta Electronics Inc., Luxembourg Shares, GDR	1,414,604

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 4.6% — (continued)

65,000	Epistar Corp.	$138,966
234,206	Far Eastern New Century Corp.	306,891
87,000	Farglory Land Development Co., Ltd.	159,300
50,000	Formosa Chemicals & Fibre Corp.	151,897
323,830	Formosa Plastics Corp.	1,006,106
1,944,301	Fubon Financial Holding Co., Ltd.	2,768,952
113,000	Highwealth Construction Corp.	217,817
3,062,803	Hon Hai Precision Industry Co., Ltd.	7,741,498
585,406	Hon Hai Precision Industry Co., Ltd., GDR	2,985,570
261,223	Hon Hai Precision Industry Co., Ltd., London Shares, GDR	1,332,237
83,001	HTC Corp.	2,163,750
23,328	HTC Corp., GDR	2,297,808
610,980	Mega Financial Holding Co., Ltd.	540,401
138	Pacific Electric Wire & Cable Co., Ltd.(d)*	0
307,270	Pou Chen Corp.	236,810
81,282	Powertech Technology Inc.	195,357
245,000	Quanta Computer Inc.	495,914
57,927	Silitech Technology Corp.	155,604
363,118	Taiwan Cooperative Bank	257,313
54,000	Taiwan Fertilizer Co., Ltd.	167,959
141,098	Taiwan Mobile Co., Ltd.	382,424
1,038,031	Taiwan Semiconductor Manufacturing Co., Ltd.	2,484,116
481,715	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,766,128
63,381	Tripod Technology Corp.	213,310
85,000	U-Ming Marine Transport Corp.	141,569
224,000	Unimicron Technology Corp.	324,028
112,639	Uni-President Enterprises Corp.	166,045
307,000	United Microelectronics Corp.	119,624
1,045,625	Wintek Corp.	901,401
177,203	Yuanta Financial Holding Co., Ltd.*	103,878

	Total Taiwan	38,793,437

Thailand — 2.7%
112,650	Advanced Info Service PCL	426,833
153,200	Advanced Info Service PCL, NVDR	580,477
175,800	Bangkok Bank PCL, NVDR	939,009
215,300	Banpu PCL	4,571,216
145,700	Charoen Pokphand Foods PCL	153,215
568,200	Charoen Pokphand Foods PCL, NVDR	597,506
1,750,800	CP ALL PCL	2,995,443
321,000	CP ALL PCL, NVDR	549,199
642,500	Kasikornbank PCL	2,724,003
190,500	Kasikornbank PCL, NVDR	810,841
1,347,500	Krung Thai Bank PCL, NVDR	859,197
139,800	PTT Aromatics & Refining PCL, NVDR	159,845
63,000	PTT Chemical PCL, NVDR	287,081
83,200	PTT Exploration & Production PCL	486,062
99,900	PTT Exploration & Production PCL, NVDR	583,625
187,500	PTT PCL, NVDR	2,059,339
238,400	Siam Cement PCL	3,008,353
75,100	Siam Commercial Bank PCL	298,344
137,000	Siam Commercial Bank PCL, NVDR	544,250

	Total Thailand	22,633,838

Turkey — 2.8%
777,712	Akbank TAS	2,903,519
367	Aktas Electric Ticaret AS(d)*	0
9,342	Anadolu Efes Biracilik Ve Malt Sanayii AS	103,815
29,729	Arcelik AS	104,054

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Turkey — 2.8% — (continued)

2,902	BIM Birlesik Magazalar AS	$93,108
43,907	Haci Omer Sabanci Holding AS	155,727
1,077,363	KOC Holding AS	3,833,696
7,637	Tupras Turkiye Petrol Rafinerileri AS	144,788
31,734	Turk Telekomunikasyon AS	145,133
1,312,497	Turkcell Iletisim Hizmetleri AS	5,834,170
826,108	Turkiye Garanti Bankasi AS	3,016,734
2,911,320	Turkiye Iş Bankasi, Class C Shares	7,489,526
9,022	Turkiye Sise ve Cam Fabrikalari AS	16,789
41,650	Turkiye Vakiflar Bankasi Tao, Class D Shares	75,319

	Total Turkey	23,916,378

United Kingdom — 0.0%
12,391	New World Resources PLC	122,943
56,291	Ophir Energy PLC*	225,703

	Total United Kingdom	348,646

United States — 0.3%
42,730	Las Vegas Sands Corp.*	1,989,936
27,200	Southern Copper Corp.	918,544

	Total United States	2,908,480

	TOTAL COMMON STOCKS (Cost — $637,964,387)	782,387,120

EXCHANGE TRADED SECURITIES — 1.6%
United States — 1.6%
103,475	iPath MSCI India Index ETN(a)*	6,260,238
171,200	Vanguard MSCI Emerging Markets ETF	7,524,240

	TOTAL EXCHANGE TRADED SECURITIES (Cost — $14,200,679)	13,784,478

PREFERRED STOCKS — 2.0%
Brazil — 1.9%
64,800	Banco do Estado do Rio Grande do Sul, 0.700%	704,752
123,600	Braskem SA, Class A Shares, 5.080%	1,474,540
219,376	Gerdau SA, 1.730%	1,883,234
441,640	Itau Unibanco Holding SA, 0.520%	8,042,490
136,084	Itausa – Investimentos Itau SA, 0.610%	822,903
32,395	Telecomunicacoes de Sao Paulo SA, 1.090%	1,025,680
241,300	Usinas Siderurgicas de Minas Gerais SA, Class A Shares*	1,827,742

	Total Brazil	15,781,341

South Korea — 0.1%
2,207	Samsung Electronics Co., Ltd., 0.990%	1,125,893

	TOTAL PREFERRED STOCKS (Cost — $13,408,974)	16,907,234

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $665,574,040)	813,078,832

Face
Amount†

SHORT-TERM INVESTMENTS (e) — 4.9%
MONEY MARKET FUND — 2.6%
$21,277,887	Invesco STIT – Liquid Assets Portfolio (f) (Cost — $21,277,887)	21,277,887

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Face
Amount†		Security	Value

MONEY MARKET FUND — 2.6% — (continued)

TIME DEPOSITS — 2.3%
$7,396,485		Bank of America – London, 0.030% due 9/1/11	$7,396,485
		BBH – Grand Cayman:
188,105	HKD	0.005% due 9/1/11	24,153
328	GBP	0.111% due 9/1/11	533
16,595,169	ZAR	4.459% due 9/1/11	2,368,944
3,465,795		HSBC Bank – Grand Cayman, 0.030% due 9/1/11	3,465,795
6,291,253		Wells Fargo – Grand Cayman, 0.030% due 9/1/11	6,291,253

		TOTAL TIME DEPOSITS (Cost — $19,547,163)	19,547,163

		TOTAL SHORT-TERM INVESTMENTS (Cost — $40,825,050)	$40,825,050

		TOTAL INVESTMENTS — 101.5% (Cost — $706,399,090#)	853,903,882

		Liabilities in Excess of Other Assets — (1.5)%	(12,886,766)

		TOTAL NET ASSETS — 100.0%	$841,017,116

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.3%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $731,687,874.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
ETF	—	Exchange-Traded Fund
ETN	—	Exchange-Traded Note
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depositary Receipt
PLC	—	Public Limited Company
ZAR	—	South African Rand

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Summary of Investments by Security Sector

Financials	23.3%
Materials	14.0
Energy	13.0
Information Technology	10.9
Telecommunication Services	9.1
Consumer Staples	8.8
Consumer Discretionary	7.3
Industrials	5.3
Utilities	1.8
Funds	1.6
Health Care	0.1
Short-Term Investments	4.8

100.0%

As a percentage of total investments.
For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

MORTGAGE-BACKED SECURITIES – 37.2%
FHLMC – 8.3%
		Federal Home Loan Mortgage Corp. (FHLMC):
$18,256		11.500% due 10/1/15	$18,389
2,180		9.500% due 6/1/16	2,217
103,409		8.500% due 11/1/16 – 7/1/17	114,265
21,520		8.000% due 1/1/17 – 6/1/17	23,917
61,903		2.500% due 12/1/34(a)	65,014
72,791		2.656% due 1/1/35(a)	77,080
715,417		2.505% due 3/1/36(a)(b)	753,415
68,764		5.694% due 2/1/37(a)	73,322
161,538		5.763% due 5/1/37(a)	172,391
164,060		5.882% due 5/1/37(a)	174,564
1,427,253		5.914% due 5/1/37(a)	1,540,868
467,364		5.972% due 9/1/37(a)	505,357
		Gold:
7,072,702		3.500% due 10/1/11 – 12/1/25(c)	7,340,688
4,465		7.000% due 5/1/12 – 8/1/12(b)	4,607
17,229,875		5.500% due 10/1/13 – 2/1/40(b)	18,978,178
1,444,105		6.500% due 7/1/14 – 9/1/37(b)	1,606,322
3,375,189		6.000% due 5/1/16 – 6/1/39	3,718,620
10,517		8.500% due 2/1/18	10,935
5,722,350		5.000% due 6/1/21 – 4/1/41	6,171,755
16,812,743		4.500% due 5/1/23 – 7/1/41(c)	17,874,571
28,195,684		4.000% due 9/1/40 – 4/1/41	29,354,604

		TOTAL FHLMC	88,581,079

FNMA – 25.5%
		Federal National Mortgage Association (FNMA):
4,135,000		3.000% due 10/1/11(c)	4,235,790
31,093,617		3.500% due 10/1/11 – 9/1/41(c)	32,182,761
100,479,999		4.000% due 10/1/11 – 8/1/41(c)	104,803,814
25,975,877		4.500% due 10/1/11 – 7/1/41(c)	27,455,674
18,847,113		5.000% due 10/1/11 – 9/1/40(c)	20,384,641
30,845,220		5.500% due 2/1/14 – 7/1/41(c)	33,837,998
2,915		8.500% due 4/1/17	3,278
10,106		8.000% due 8/1/17	11,511
1,245,392		4.761% due 2/1/20	1,394,370
1,258,405		4.671% due 7/1/20	1,403,117
1,316,180		3.975% due 11/1/20	1,410,037
3,639		10.000% due 1/1/21	3,668
28,124,056		6.000% due 9/1/21 – 10/1/41(c)	31,153,618
202		9.500% due 11/1/21	228
2,068,397		6.500% due 11/1/23 – 9/1/37	2,338,734
623,764		7.000% due 9/1/26 – 4/1/37(b)	711,669
48,564		2.815% due 3/1/30(a)(b)	49,010
804,818		2.294% due 3/1/34(a)	845,063
190,513		2.380% due 12/1/34(a)	200,376
19,839		2.409% due 12/1/34(a)	20,870
287,430		2.435% due 9/1/35(a)	303,324
211,689		2.207% due 10/1/35(a)(b)	217,709
298,157		2.271% due 10/1/35(a)	307,142
264,233		2.127% due 11/1/35(a)(b)	271,889
68,322		2.221% due 11/1/35(a)	70,780
60,495		2.241% due 11/1/35(a)	62,651
144,240		2.256% due 11/1/35(a)(b)	148,459
55,300		2.262% due 11/1/35(a)	57,190
65,957		2.264% due 11/1/35(a)	68,379

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

FNMA — 25.5% — (continued)

$57,936		2.269% due 11/1/35(a)	$60,039
691,786		2.375% due 1/1/36(a)	724,749
403,912		5.702% due 6/1/36(a)	439,735
569,069		2.705% due 8/1/36(a)	599,943
1,044,742		6.245% due 9/1/36(a)	1,138,586
97,892		2.765% due 12/1/36(a)(b)	103,894
554,939		5.830% due 2/1/37(a)	604,636
976,998		5.523% due 4/1/37(a)	1,051,179
869,133		5.791% due 4/1/37(a)	925,341
947,966		5.624% due 5/1/37(a)	1,021,918
1,124,700		5.891% due 8/1/37(a)	1,229,389
772,809		3.234% due 7/1/41(a)	809,210

		TOTAL FNMA	272,662,369

GNMA – 3.4%
		Government National Mortgage Association (GNMA):
2,352,620		4.000% due 9/1/11 – 7/15/41(c)	2,492,984
4,775		9.500% due 12/15/16 – 8/15/17	4,888
37,805		8.500% due 1/20/17 – 8/15/30	43,757
21,839		9.000% due 4/20/17 – 9/15/30	25,141
114,093		2.375% due 2/20/26 – 5/20/30(a)(b)	118,380
43,211		2.125% due 10/20/27(a)(b)	44,742
1,484		8.000% due 3/20/30(b)	1,764
2,419,932		4.500% due 9/15/33 – 9/1/39(b)(c)	2,619,740
1,593,684		6.000% due 12/15/33 – 9/1/39(c)	1,797,338
756,170		6.500% due 1/15/34 – 10/15/38	858,026
3,832,888		5.000% due 10/15/34 – 12/20/40	4,234,776
2,036,473		5.500% due 5/15/37 – 9/1/39(c)	2,272,659
		Government National Mortgage Association II (GNMA):
1,443,320		6.000% due 8/20/36 – 11/20/40(c)	1,626,704
4,417,511		5.000% due 9/1/38 – 7/20/41(c)	4,875,864
13,680,945		4.500% due 9/1/40 – 6/20/41(c)	14,836,803

		TOTAL GNMA	35,853,566

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $385,173,490)	397,097,014

ASSET-BACKED SECURITIES – 1.2%
Automobiles – 0.1%
1,050,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610% due 10/8/15	1,062,151
191,092	AAA	Ford Credit Auto Owner Trust, Series 2007-B, Class A4A, 5.240% due 7/15/12	191,926

		Total Automobiles	1,254,077

Credit Card – 0.2%
		Citibank Omni Master Trust:
945,000	AAA	Series 2009-A8, Class A8, 2.307% due 5/16/16(a)(d)	954,607
1,050,000	AAA	Series 2009-A17, Class A17, 4.900% due 11/15/18(d)	1,148,312

		Total Credit Card	2,102,919

Student Loan – 0.9%
600,000	Aaa(e)	Brazos Student Finance Corp., Series 2009-1, Class AS, 2.753% due 12/27/39(a)	600,361
912,128	AAA	CIT Education Loan Trust, Series 2007-1, Class A, 0.337% due 3/25/42(a)(d)	834,965
100,000	AAA	Education Funding Capital Trust I, Series 2004-1, Class A5, 1.450% due 6/15/43(a)	92,563
850,000	AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 1.103% due 10/25/35(a)(d)	809,319
885,759	AAA	Keycorp Student Loan Trust, Series 2002-A, Class 1A2, 0.509% due 8/27/31(a)	812,373
500,000	AAA	Nelnet Education Loan Funding Inc., Series 2004-2A, Class A5C, 1.090% due 2/25/39(a)	459,980
940,000	AAA	SLC Student Loan Trust, Series 2008-1, Class A3, 1.347% due 9/15/19(a)	954,588

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Student Loan — 0.9% — (continued)

		SLM Student Loan Trust:
$420,000	AAA	Series 2008-5, Class A3, 1.553% due 1/25/18(a)	$428,866
574,474	AAA	Series 2003-4, Class A5A, 0.997% due 3/15/33(a)(d)	555,083
825,000	AAA	Series 2006-5, Class A6B, 0.373% due 10/25/40(a)	735,365
880,000	AAA	Series 2005-5, Class A5, 1.003% due 10/25/40(a)	794,226
1,842,579	AAA	Series 2010-A, Class 2A, 3.457% due 5/16/44(a)(b)(d)	1,918,485

		Total Student Loan	8,996,174

		TOTAL ASSET-BACKED SECURITIES (Cost — $12,340,436)	12,353,170

COLLATERALIZED MORTGAGE OBLIGATIONS – 15.8%
		Accredited Mortgage Loan Trust:
161,378	AAA	Series 2005-3, Class A1, 0.458% due 9/25/35(a)	143,781
2,800,000	B−	Series 2007-1, Class A4, 0.438% due 2/25/37(a)	1,326,162
158,651	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 0.708% due 11/25/33(a)	140,584
171,263	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.868% due 6/25/29(a)	55,285
		American Home Mortgage Assets:
1,031,318	CCC	Series 2006-1, Class 2A1, 0.408% due 5/25/46(a)(b)	548,916
2,729,270	CCC	Series 2006-3, Class 2A11, 1.192% due 10/25/46(a)	1,392,292
367,979	CCC	Series 2006-6, Class A1A, 0.408% due 12/25/46(a)	193,017
1,358,589	CCC	American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 0.448% due 3/25/47(a)	630,704
880,000	AAA	Arkle Master Issuer PLC, Series 2010-2A, Class 1A1, 1.692% due 5/17/60(a)(d)	879,083
875,497	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 0.568% due 6/25/34(a)(b)	633,416
		Asset Backed Securities Corp. Home Equity:
96,665	AAA	Series 2004-HE6, Class A1, 0.493% due 9/25/34(a)(b)	83,806
1,956,000	BBB−	Series 2005-HE5, Class M3, 0.698% due 6/25/35(a)	1,260,245
717,020	AAA	Series 2006-HE1, Class A3, 0.418% due 1/25/36(a)	520,296
5,617,563	AA+	Avoca CLO I BV, Series III-X, Class A, 1.739% due 9/15/21(a)	7,620,153
		Banc of America Commercial Mortgage Inc.:
695,857	AAA	Series 2002-PB2, Class A4, 6.186% due 6/11/35	699,063
1,280,000	AAA	Series 2005-2, Class A5, 4.857% due 7/10/43(a)	1,376,539
855,000	A+	Series 2007-2, Class A4, 5.822% due 4/10/49(a)	906,323
		Banc of America Funding Corp.:
2,153	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	2,280
384,101	CCC	Series 2005-B, Class 2A1, 2.897% due 4/20/35(a)	287,676
1,702,285	CCC	Series 2007-5, Class 3A1, 6.000% due 7/25/37	1,487,546
1,899,217	CCC	Series 2007-8, Class 2A1, 7.000% due 10/25/37	1,375,818
1,310,000	A+	Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% due 7/10/44(a)	1,425,216
		Banc of America Mortgage Securities Inc.:
296,572	AAA	Series 2004-F, Class 1A1, 2.748% due 7/25/34(a)(b)	266,801
1,284,972	CCC	Series 2006-B, Class 4A1, 6.112% due 11/20/46(a)	1,087,359
289,936	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.896% due 2/28/44(a)	259,548
		Bear Stearns Adjustable Rate Mortgage Trust:
34,071	AAA	Series 2002-11, Class 1A1, 5.677% due 2/25/33(a)(b)	32,687
486,784	AAA	Series 2005-2, Class A2, 2.731% due 3/25/35(a)(b)	451,040
374,305	CCC	Series 2005-4, Class 3A1, 5.187% due 8/25/35(a)(b)	300,323
1,010,710	CCC	Series 2007-3, Class 1A1, 5.208% due 5/25/47(a)(b)	690,105
		Bear Stearns ALT-A Trust:
439,488	BB	Series 2005-2, Class 2A4, 2.722% due 4/25/35(a)	327,193
344,526	AAA	Series 2005-4, Class 23A2, 2.604% due 5/25/35(a)(b)	273,305
492,812	CCC	Series 2005-7, Class 22A1, 2.774% due 9/25/35(a)(b)	338,909
		Bear Stearns Asset Backed Securities Trust:
1,515,000	AAA	Series 2005-TC2, Class A3, 0.588% due 8/25/35(a)	1,238,883
688,612	CCC	Series 2007-HE7, Class 1A1, 1.218% due 10/25/37(a)(b)	422,488
		Bear Stearns Commercial Mortgage Securities:
1,765,000	Aaa(e)	Series 2003-T12, Class A4, 4.680% due 8/13/39(a)	1,852,809
210,000	A−	Series 2005-PW10, Class AM, 5.449% due 12/11/40(a)	199,965

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$550,000	AAA	Series 2006-PW13, Class A4, 5.540% due 9/11/41	$602,802
200,000	AAA	Series 2007-PW17, Class A3, 5.736% due 6/11/50	211,739
480,000	A+	Series 2007-PW17, Class A4, 5.694% due 6/11/50(a)	511,176
181,582	B	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 0.438% due 12/25/36(a)(b)(d)	172,254
1,103,949	BBB	Bear Stearns Structured Products Inc., Series 2007-EMX1, Class A1, 1.218% due 3/25/37(a)(d)	898,903
1,700,000	A+	Centex Home Equity, Series 2006-A, Class AV4, 0.468% due 6/25/36(a)	921,353
		Chase Funding Mortgage Loan Asset-Backed Certificates:
884	AAA	Series 2002-2, Class 2A1, 0.718% due 5/25/32(a)	810
1,121	AAA	Series 2002-3, Class 2A1, 0.858% due 8/25/32(a)	829
941,381	A−	Chase Mortgage Finance Corp., Series 2007-A1, Class 5A1, 2.755% due 2/25/37(a)(b)	811,849
		Commercial Mortgage Pass Through Certificates:
185,846	AAA	Series 2004-LB2A, Class A3, 4.221% due 3/10/39	185,910
270,000	A	Series 2007-C9, Class A4, 6.008% due 12/10/49(a)	296,744
		Countrywide Alternative Loan Trust:
690,624	AA+	Series 2005-24, Class 4A1, 0.443% due 7/20/35(a)	448,410
444,476	CCC	Series 2005-27, Class 2A3, 1.812% due 8/25/35(a)	272,802
808,038	CCC	Series 2005-59, Class 1A1, 0.516% due 11/20/35(a)	485,036
1,186,423	CCC	Series 2006-OA17, Class 1A1A, 0.408% due 12/20/46(a)(b)	613,175
518,794	CCC	Series 2006-OA21, Class A1, 0.403% due 3/20/47(a)	268,496
3,003,974	CCC	Series 2006-OA22, Class A1, 0.378% due 2/25/47(a)	1,801,393
1,128,122	CCC	Series 2006-OA9, Class 2A1A, 0.423% due 7/20/46(a)(b)	452,086
		Countrywide Asset-Backed Certificates:
1,727	B−	Series 2001-BC3, Class A, 0.698% due 12/25/31(a)	851
5,025	AAA	Series 2002-3, Class 1A1, 0.958% due 5/25/32(a)	4,306
12,759	AAA	Series 2003-BC2, Class 2A1, 0.818% due 6/25/33(a)	11,171
65,714	AAA	Series 2004-SD4, Class A1, 0.598% due 12/25/34(a)(d)	60,719
66,933	BBB	Series 2005-4, Class AF3, 4.456% due 10/25/35(a)	64,950
771,851	CCC	Series 2006-13, Class 3AV2, 0.368% due 1/25/37(a)	500,818
699,618	BB	Series 2006-SD3, Class A1, 0.548% due 7/25/36(a)(d)	393,481
720,583	AA+	Series 2007-13, Class 2A2, 1.018% due 10/25/47(a)	463,761
1,725,000	CCC	Series 2007-4, Class A2, 5.530% due 9/25/37(a)	1,474,528
2,350,000	B	Series 2007-5, Class 2A2, 0.388% due 9/25/47(a)	1,737,198
717,135	AA−	Series 2007-8, Class 2A1, 0.278% due 11/25/37(a)	684,591
133,190	CC	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 0.447% due 12/15/35(a)	65,295
		Countrywide Home Loan Mortgage Pass Through Trust:
69,009	A	Series 2004-R2, Class 1AF1, 0.638% due 11/25/34(a)(d)	59,349
315,434	CCC	Series 2005-11, Class 3A3, 3.030% due 4/25/35(a)	144,747
193,765	CCC	Series 2005-11, Class 6A1, 0.518% due 3/25/35(a)	120,658
562,331	AA+	Series 2005-R1, Class 1AF1, 0.578% due 3/25/35(a)(d)	461,806
		Credit Suisse First Boston Mortgage Securities Corp.:
1,303,254	Aaa(e)	Series 2002-CP3, Class A3, 5.603% due 7/15/35	1,331,257
594,571	D	Series 2005-10, Class 5A6, 5.500% due 11/25/35	448,317
1,242,206	BB−	Series 2005-6, Class 8A1, 4.500% due 7/25/20	1,185,070
1,130,000	AAA	Series 2005-C6, Class A4, 5.230% due 12/15/40(a)	1,234,210
2,800,000	Aaa(e)	Series 2010-UD1, Class A, 5.946% due 12/18/49(a)(b)(d)	3,134,380
		Credit Suisse Mortgage Capital Certificates:
115,000	BBB−	Series 2006-C3, Class AM, 6.011% due 6/15/38(a)	108,529
2,934,000	A+	Series 2006-C5, Class A3, 5.311% due 12/15/39	3,149,788
1,185,308	AA	Series 2007-TFLA, Class A1, 0.277% due 2/15/22(a)(b)(d)	1,141,683
325,954	AAA	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A5, step bond to yield, 6.280% due 5/25/35(b)	292,159
1,070,000	Aaa(e)	DBUBS Mortgage Trust, Series 2011-LC3A, Class XA, 1.651% due 8/10/44(a)(d)	65,416
		Deutsche ALT-A Securities Inc.:
322,020	CCC	Series 2006-OA1, Class A1, 0.418% due 2/25/47(a)	203,762
2,898,237	CCC	Series 2007-OA2, Class A1, 1.022% due 4/25/47(a)	1,826,815
195,888	AA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.612% due 11/19/44(a)	78,582
		EMC Mortgage Loan Trust:
6,670	AAA(f)	Series 2002-B, Class A1, 0.868% due 2/25/41(a)(d)	5,498

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$35,688	A	Series 2003-A, Class A1, 0.768% due 8/25/40(a)(d)	$29,632
1,364,467	A	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 1.918% due 9/25/33(a)	1,147,759
		Extended Stay America Trust:
755,000	A	Series 2010-ESHA, Class C, 4.860% due 11/5/27(d)	730,056
555,000	BBB	Series 2010-ESHA, Class D, 5.498% due 11/5/27(d)	533,099
544,147	AA+	Federal Home Loan Bank (FHLB), Series 9W-2012, Class 1, 4.770% due 9/20/12	564,191
		Federal Home Loan Mortgage Corp. (FHLMC):
8,053	NR	Series 1865, Class DA, 25.325% due 2/15/24(a)	9,252
875,858	NR	Series T-61, Class 1A1, 1.661% due 7/25/44(a)(b)	900,770
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
198,545	AAA(f)	Series 2808, Class FT, 0.557% due 4/15/33(a)	198,561
1,014,808	NR	Series 3345, Class FP, 0.407% due 11/15/36(a)	1,012,068
1,037,115	NR	Series 3345, Class PF, 0.387% due 5/15/36(a)	1,033,488
		Federal National Mortgage Association (FNMA):
42,252	NR	Series 2000-34, Class F, 0.668% due 10/25/30(a)(b)	42,650
192,732	NR	Series 2000-T6, Class A3, 4.050% due 1/25/28(a)	208,746
940,000	NR	Series 2002-T3, Class B, 5.763% due 12/25/11(b)	951,027
77,624	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	81,697
60,906	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	65,380
284,446	NR	Federal National Mortgage Association (FNMA), Interest Strip, Series 407, Class C10, 5.000% due 1/25/38	37,061
		Federal National Mortgage Association (FNMA), REMICS:
111,157	NR	Series 2002-34, Class FE, 0.610% due 5/18/32(a)(b)	111,429
261,556	NR	Series 2004-38, Class FK, 0.568% due 5/25/34(a)	261,708
1,904,722	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	2,107,919
5,032,904	NR	Series 2006-27, Class SH, 6.482% due 4/25/36(a)	810,881
4,635,850	NR	Series 2006-51, Class SP, 6.432% due 3/25/36(a)	888,131
3,667,792	NR	Series 2007-68, Class SC, 6.482% due 7/25/37(a)	619,811
560,480	NR	Series 2010-118, Class YB, 6.282% due 10/25/40(a)	92,110
555,000	NR	Series 2011-52, Class GB, 5.000% due 6/25/41	621,627
		FHLMC Multifamily Structured Pass Through Certificates:
3,055,114	NR	Series K006, Class AX1, 1.229% due 1/25/20(a)	196,790
820,201	NR	Series K007, Class X1, 1.412% due 4/25/20(a)	62,083
823,315	NR	Series K008, Class X1, 1.841% due 6/25/20(a)	83,684
942,786	NR	Series K009, Class X1, 1.684% due 8/25/20(a)	87,724
980,000	NR	Series K014, Class X1, 1.455% due 4/25/21(a)	84,937
4,384,154	Aaa(e)	Series K702, Class X1, 1.734% due 2/25/18(a)	346,176
1,020,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2010-3, Class A1, 4.200% due 2/15/17(d)	1,112,919
595,000	BBB+	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543% due 12/10/49	622,178
120,000	AAA	GMAC Commercial Mortgage Securities Inc., Series 2006-C1, Class A4, 5.238% due 11/10/45(a)	128,070
1,207,082	BBB+	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 0.968% due 2/25/31(a)(d)	1,000,594
		Government National Mortgage Association (GNMA):
85,593	NR	Series 2000-35, Class F, 0.758% due 12/16/25(a)(b)	85,893
78,284	NR	Series 2002-21, Class FV, 0.608% due 3/16/32(a)(b)	78,477
151,481	NR	Series 2005-13, Class SD, 6.587% due 2/20/35(a)	27,368
246,535	NR	Series 2005-81, Class SD, 6.087% due 12/20/34(a)	29,873
473,439	NR	Series 2006-47, Class SA, 6.592% due 8/16/36(a)	98,881
6,101,063	NR	Series 2008-51, Class GS, 6.022% due 6/16/38(a)	981,061
805,568	NR	Series 2009-106, Class SU, 5.987% due 5/20/37(a)	127,679
161,778	NR	Series 2009-45 AI, Class , 5.750% due 4/16/39	20,920
662,455	NR	Series 2009-61, Class SA, 6.487% due 8/20/39(a)	98,324
385,441	NR	Series 2009-61, Class WQ, 6.042% due 11/16/35(a)	63,717
578,357	NR	Series 2009-68, Class SL, 6.542% due 4/16/39(a)	83,849
188,151	NR	Series 2010-107, Class SG, 5.937% due 2/20/38(a)	31,055
93,824	NR	Series 2010-109, Class SB, 6.387% due 8/20/40(a)	20,599
532,915	NR	Series 2010-113, Class BS, 5.787% due 9/20/40(a)	90,744
303,425	NR	Series 2010-113, Class SM, 5.837% due 9/20/40(a)	46,322
1,167,852	NR	Series 2010-117, Class PS, 5.787% due 10/20/39(a)	203,878
449,964	NR	Series 2010-14, Class SC, 4.612% due 8/20/35(a)	81,810

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$1,149,556	NR	Series 2010-146, Class GS, 5.887% due 6/20/39(a)	$211,965
284,685	NR	Series 2010-147, Class S, 6.437% due 11/20/40(a)	67,140
971,188	NR	Series 2010-151, Class SA, 5.837% due 11/20/40(a)	162,244
843,720	NR	Series 2010-3, Class MS, 6.337% due 11/20/38(a)	136,911
228,544	NR	Series 2010-31, Class GS, 6.287% due 3/20/39(a)	38,544
100,000	NR	Series 2010-39, Class SP, 6.337% due 11/20/38(a)	15,994
352,499	NR	Series 2010-68, Class MS, 5.637% due 6/20/40(a)	53,512
1,110,628	NR	Series 2010-68, Class SD, 6.367% due 6/20/40(a)	196,720
573,960	NR	Series 2010-85, Class HS, 6.437% due 1/20/40(a)	97,878
483,980	NR	Series 2010-87, Class SK, 6.292% due 7/16/40(a)	73,321
477,749	NR	Series 2010-91, Class SI, 6.357% due 7/20/40(a)	73,741
95,593	NR	Series 2011-32, Class S, 5.792% due 3/16/41(a)	17,380
964,038	NR	Series 2011-40, Class SA, 5.922% due 2/16/36(a)	164,708
391,635	NR	Series 2011-70, Class BS, 6.492% due 12/16/36(a)	79,817
1,207,719	A+	Granite Mortgages PLC, Series 2004-3, Class 3A2, 1.015% due 9/20/44(a)	1,872,636
		Greenwich Capital Commercial Funding Corp.:
1,285,000	AAA	Series 2002-C1, Class A4, 4.948% due 1/11/35	1,316,645
1,520,000	AAA	Series 2004-GG1, Class A7, 5.317% due 6/10/36(a)	1,622,814
2,200,000	A+	Series 2006-GG7, Class A4, 6.074% due 7/10/38(a)	2,403,730
80,000	BB	Series 2006-GG7, Class AJ, 6.074% due 7/10/38(a)	63,475
1,815,000	A	Series 2007-GG9, Class A4, 5.444% due 3/10/39	1,925,310
1,225,000	AA−	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.761% due 7/10/39	1,305,505
206,626	AAA	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.568% due 9/25/35(a)(d)	169,997
316,774	AAA	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.754% due 9/25/35(a)(b)	292,847
		Harborview Mortgage Loan Trust:
51,528	BBB+	Series 2005-8, Class 1A2A, 0.542% due 9/19/35(a)	32,175
251,004	D	Series 2006-2, Class 1A, 2.785% due 2/25/36(a)	145,763
315,708	CCC	Series 2006-9, Class 2A1A, 0.422% due 11/19/36(a)	195,065
		Home Equity Asset Trust:
544,159	BBB+	Series 2007-1, Class 2A1, 0.278% due 5/25/37(a)	528,572
108,995	BBB	Series 2007-2, Class 2A1, 0.328% due 7/25/37(a)	105,230
5,469	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 1.018% due 3/25/33(a)	4,071
266,870	CCC	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 5.785% due 11/25/37(a)	204,244
		Indymac Index Mortgage Loan Trust:
117,142	B−	Series 2004-AR15, Class 1A1, 2.697% due 2/25/35(a)	83,883
161,578	CCC	Series 2005-AR15, Class A2, 4.941% due 9/25/35(a)	126,599
1,355,391	D	Series 2007-AR5, Class 1A1, 4.927% due 5/25/37(a)	588,421
1,482,394	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.378% due 8/25/36(a)	463,840
		JPMorgan Chase Commercial Mortgage Securities Corp.:
507,046	AAA	Series 2001-CIB3, Class A3, 6.465% due 11/15/35	507,713
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37	658,534
665,000	Aaa(e)	Series 2003-ML1A, Class A2, 4.767% due 3/12/39	687,213
165,000	BBB+	Series 2006-LDP6, Class AM, 5.525% due 4/15/43(a)	157,914
1,345,000	AA−	Series 2006-LDP7, Class A4, 6.074% due 4/15/45(a)	1,483,924
875,000	Aaa(e)	Series 2008-C2, Class ASB, 6.125% due 2/12/51(a)	937,315
		JPMorgan Mortgage Trust:
236,899	AAA	Series 2005-A1, Class 6T1, 5.018% due 2/25/35(a)(b)	228,812
67,255	Caa1(e)	Series 2006-S2, Class 2A2, 5.875% due 7/25/36	64,613
63,499	CCC	Series 2007-S1, Class 1A2, 5.500% due 3/25/22	61,608
		LB-UBS Commercial Mortgage Trust:
269,053	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30	278,929
360,000	BBB+	Series 2006-C7, Class AM, 5.378% due 11/15/38	326,336
		Lehman XS Trust:
300,231	B+	Series 2005-5N, Class 1A1, 0.518% due 11/25/35(a)	225,900
253,378	CC	Series 2005-7N, Class 1A1B, 0.518% due 12/25/35(a)	87,981
7,140,000	CC	Series 2007-12N, Class 1A3A, 0.418% due 7/25/47(a)	2,413,649
2,879,056	CCC	Series 2007-16N, Class 2A2, 1.068% due 9/25/47(a)	1,830,751
		MASTR Adjustable Rate Mortgages Trust:
5,600,000	AAA	Series 2004-13, Class 3A7, 2.729% due 11/21/34(a)	5,138,344

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$136,837	AAA	Series 2004-4, Class 4A1, 2.592% due 5/25/34(a)(b)	$104,168
1,731,095	CCC	Series 2007-3, Class 12A1, 0.418% due 5/25/47(a)	877,085
1,173,879	AAA	MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1, 2.775% due 10/25/32(a)	1,101,697
480,000	CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.468% due 7/25/37(a)	192,973
224,022	AAA	Merrill Lynch Mortgage Investors Inc., Series 2004-A3, Class 4A3, 5.011% due 5/25/34(a)	221,868
670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.863% due 5/12/39(a)	742,856
		Merrill Lynch/Countrywide Commercial Mortgage Trust:
1,705,000	A+	Series 2006-4, Class A3, 5.172% due 12/12/49(a)	1,823,307
415,000	BBB−	Series 2006-4, Class AM, 5.204% due 12/12/49(a)	362,811
450,000	Aaa(e)	Series 2007-6, Class A4, 5.485% due 3/12/51(a)	474,230
853,893	AAA	Mid-State Trust, Series 2004-1, Class A, 6.005% due 8/15/37	885,116
84,006	B1(e)	MLCC Mortgage Investors Inc., Series 2005-1, Class 2A1, 2.102% due 4/25/35(a)	74,939
		Morgan Stanley Capital I:
1,614,215	Aaa(e)	Series 2003-IQ4, Class A2, 4.070% due 5/15/40	1,663,674
400,761	AAA	Series 2004-SD3, Class A, 0.678% due 6/25/34(a)(d)	352,270
200,000	A−	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(a)	208,637
550,000	A+	Series 2007-IQ16, Class A4, 5.809% due 12/12/49	589,994
537,706	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 2.535% due 10/25/34(a)	488,200
2,500,000	B−	Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4, 0.448% due 3/25/37(a)	1,293,950
		NCUA Guaranteed Notes:
1,380,000	AA+	Series 2010-C1, Class A2, 2.900% due 10/29/20	1,444,699
2,649,515	AA+	Series 2010-R1, Class 1A, 0.651% due 10/7/20(a)	2,656,563
2,599,672	AA+	Series 2010-R2, Class 1A, 0.571% due 11/6/17(a)	2,600,484
1,444,377	AA+	Series 2010-R2, Class 2A, 0.671% due 11/5/20(a)	1,442,853
1,310,678	Aaa(e)	Series 2010-R3, Class 1A, 0.761% due 12/8/20(a)	1,320,914
1,098,787	Aaa(e)	Series 2010-R3, Class 2A, 0.761% due 12/8/20(a)	1,107,721
		Nomura Asset Acceptance Corp.:
134,139	AAA	Series 2004-R1, Class A1, 6.500% due 3/25/34(d)	136,862
139,273	AAA	Series 2004-R2, Class A1, 6.500% due 10/25/34(a)(d)	141,101
1,225,000	AAA	Nomura Asset Securities Corp., Series 1998-D6, Class A3, 7.523% due 3/15/30(a)	1,317,874
1,157,952	CCC	Opteum Mortgage Acceptance, Series 2006-2, Class A1C, 0.488% due 7/25/36(a)	517,397
		Option One Mortgage Loan Trust:
3,088	AAA	Series 2002-6, Class A2, 1.018% due 11/25/32(a)	2,395
15,831	AAA	Series 2003-1, Class A2, 1.058% due 2/25/33(a)	12,447
1,109,478	AAA	Park Place Securities Inc., Series 2005-WHQ2, Class A2D, 0.548% due 5/25/35(a)	1,058,378
		Permanent Master Issuer PLC:
2,800,000	AAA	Series 2011-1A, Class 1A1, 1.649% due 7/15/42(a)(b)(d)	2,786,911
1,900,000	AAA	Series 2011-1A, Class 1A3, 2.905% due 7/15/42(a)(d)	2,725,586
1,183,145	AAA	Plymouth Rock CLO Ltd., Inc., Series 2010-1A, Class A, 1.790% due 2/16/19(a)(b)(d)	1,175,823
		Popular ABS Mortgaged Pass-Through Trust:
1,237,210	AAA	Series 2005-3, Class AF6, step bond to yield, 4.759% due 7/25/35	1,206,022
2,450,000	AA−	Series 2006-D, Class A3, 0.478% due 11/25/46(a)	1,224,269
		Prime Mortgage Trust:
571,915	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(d)	562,474
246,771	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(d)	247,318
1,910,128	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(d)	1,652,675
42,258	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15(b)	44,463
		Residential Accredit Loans Inc.:
159,958	AAA	Series 2005-QA1, Class A1, 0.518% due 1/25/35(a)(b)	124,099
2,537,271	CCC	Series 2007-QO4, Class A1, 0.418% due 5/25/47(a)	1,384,024
1,546,540	CCC	Series 2007-QS8, Class A10, 6.000% due 6/25/37	1,081,876
		Residential Asset Mortgage Products Inc.:
6,314	B−	Series 2003-RS4, Class AIIB, 0.878% due 5/25/33(a)	3,882
1,271,075	AAA	Series 2003-RS9, Class AI6A, step bond to yield, 6.110% due 10/25/33	1,223,250
964,372	AAA	Series 2004-RZ1, Class AI7, 4.030% due 1/25/33(a)	961,483
155,681	CCC	Series 2004-SL4, Class A5, 7.500% due 7/25/32	155,911
291,106	D	SACO I Inc., Series 2006-7, Class A1, 0.478% due 7/25/36(a)	89,567
223,030	NR	Small Business Administration, Series 2005-P10A, Class 1, 4.638% due 2/10/15	238,611

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

		Small Business Administration Participation Certificates:
$176,798	NR	Series 1993-20K, Class 1, 6.150% due 11/1/13(b)	$182,500
90,107	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15(b)	95,718
196,399	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15(b)	208,730
151,801	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16(b)	166,060
612,139	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19(b)	679,608
441,983	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20(b)	500,106
969,069	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22(b)	1,052,415
		Structured Adjustable Rate Mortgage Loan Trust:
196,945	BBB+	Series 2004-16, Class 1A2, 2.657% due 11/25/34(a)	147,641
725,699	AAA	Series 2004-6, Class 4A1, 2.520% due 6/25/34(a)	663,171
272,936	CCC	Series 2005-19XS, Class 1A1, 0.538% due 10/25/35(a)	175,686
		Structured Asset Mortgage Investments Inc.:
445,901	AAA	Series 2005-AR5, Class A3, 0.462% due 7/19/35(a)(b)	376,791
2,420,793	CCC	Series 2007-AR6, Class A1, 1.752% due 8/25/47(a)	1,263,438
		Structured Asset Securities Corp.:
6,723	A−	Series 2002-14A, Class 2A1, 2.252% due 7/25/32(a)(b)	5,711
207,338	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31(d)	200,849
309,195	AA+	Series 2005-RF3, Class 1A, 0.568% due 6/25/35(a)(d)	246,818
1,132,173	BB	Series 2007-BC4, Class A3, 0.468% due 11/25/37(a)	1,059,473
1,124,060	AAA	Vanderbilt Mortgage Finance, Series 2001-A, Class A4, 7.235% due 6/7/28(a)	1,198,234
300,000	AA+	Venture CDO Ltd., Series 2007-8A, Class A2A, 0.473% due 7/22/21(a)(b)(d)	272,526
220,000	AAA	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308% due 11/15/48	237,254
		WaMu Mortgage Pass Through Certificates:
47,120	AA	Series 2004-AR11, Class A, 2.578% due 10/25/34(a)	42,459
176,767	AAA	Series 2004-AR12, Class A2A, 0.578% due 10/25/44(a)	137,871
491,838	AAA	Series 2005-AR11, Class A1A, 0.538% due 8/25/45(a)	385,839
1,262,448	AAA	Series 2005-AR13, Class A1A1, 0.508% due 10/25/45(a)(b)	996,163
490,445	AAA	Series 2005-AR15, Class A1A2, 0.498% due 11/25/45(a)	366,791
461,820	AAA	Series 2005-AR19, Class A1A2, 0.508% due 12/25/45(a)	352,000
1,000,000	B−	Series 2005-AR4, Class A5, 2.579% due 4/25/35(a)	817,395
1,296,349	BB+	Series 2006-AR13, Class 2A, 2.860% due 10/25/46(a)(b)	921,022
707,993	CCC	Series 2006-AR14, Class 1A4, 5.320% due 11/25/36(a)(b)	510,590
646,286	CCC	Series 2007-HY4, Class 4A1, 3.044% due 9/25/36(a)	461,145
1,056,998	CCC	Series 2007-OA2, Class 1A, 0.952% due 3/25/47(a)(b)	651,649
1,475,184	CCC	Series 2007-OA2, Class 2A, 0.952% due 1/25/47(a)	651,232
1,286,384	CCC	Series 2007-OA5, Class 1A, 1.002% due 6/25/47(a)	844,899
2,184,000	B−	Wells Fargo Home Equity Trust, Series 2006-3, Class A3, 0.428% due 1/25/37(a)	824,585
		Wells Fargo Mortgage Backed Securities Trust:
605,494	CCC	Series 2006-AR2, Class 2A1, 2.741% due 3/25/36(a)(b)	516,743
157,306	Caa2(e)	Series 2006-AR7, Class 2A4, 2.741% due 5/25/36(a)(b)	119,271
1,292,914	Aaa(e)	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA, 1.367% due 2/15/44(a)(d)	74,351

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $177,544,556)	168,536,410

CORPORATE BONDS & NOTES – 23.4%
Aerospace & Defense – 0.0%
300,000	BBB+	Goodrich Corp., Senior Unsecured Notes, 6.290% due 7/1/16(b)	357,501

Airlines – 0.3%
410,835	BBB+	Continental Airlines Inc., Pass Thru Certificates, 7.256% due 3/15/20	429,836
842,117	BBB−	JetBlue Airways 2004-2 G-1 Pass Through Trust, Pass Thru Certificates, 0.661% due 8/15/16(a)	786,450
362,200	A−	Northwest Airlines Inc., Pass Thru Certificates, 7.041% due 4/1/22	380,310
1,181,857	BBB+	United Air Lines Inc., Pass Thru Certificates, 10.400% due 11/1/16	1,295,551

		Total Airlines	2,892,147

Automobiles – 0.4%
900,000	BBB+	Daimler Finance North America LLC, Company Guaranteed Notes, 5.750% due 9/8/11(b)	900,162

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Automobiles — 0.4% — (continued)

		Volkswagen International Finance NV, Company Guaranteed Notes:
$1,600,000	A−	0.696% due 10/1/12(a)(b)(d)	$1,603,915
1,200,000	A−	0.856% due 4/1/14(a)(b)(d)	1,204,260

		Total Automobiles	3,708,337

Beverages – 0.2%
480,000	A−	Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes, 5.000% due 4/15/20	551,753
545,000	A−	Coca-Cola Femsa SAB de CV, Senior Unsecured Notes, 4.625% due 2/15/20	587,248
613,000	A−	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	685,164
110,000	A−	PepsiCo Inc., Senior Unsecured Notes, 7.900% due 11/1/18	145,752

		Total Beverages	1,969,917

Biotechnology – 0.1%
		Life Technologies Corp.:
		Senior Notes:
625,000	BBB	4.400% due 3/1/15	657,397
88,000	BBB	6.000% due 3/1/20	95,961
299,000	BBB	Senior Unsecured Notes, 5.000% due 1/15/21	309,260

		Total Biotechnology	1,062,618

Building Products – 0.1%
1,400,000	BB−	Pulte Homes Inc., Company Guaranteed Notes, 6.250% due 2/15/13(b)	1,414,000

Capital Markets – 1.4%
200,000	A	BP Capital Markets PLC, Company Guaranteed Notes, 3.125% due 3/10/12(b)	202,729
450,000	BBB−	Goldman Sachs Capital II, Company Guaranteed Notes, 5.793% due 6/1/43(a)	326,250
		Goldman Sachs Group Inc. (The):
		Senior Notes:
60,000	A	3.625% due 8/1/12(b)	61,142
630,000	A	6.250% due 2/1/41	621,775
		Senior Unsecured Notes:
40,000	A	6.600% due 1/15/12(b)	40,838
20,000	A	5.300% due 2/14/12(b)	20,372
80,000	A	5.450% due 11/1/12	83,360
15,000	A	4.750% due 7/15/13	15,617
80,000	A	5.250% due 10/15/13	83,446
475,000	A	6.000% due 5/1/14	511,168
1,000,000	A	5.750% due 10/1/16(b)	1,095,004
3,400,000	A	6.250% due 9/1/17(b)	3,676,230
600,000	A	6.150% due 4/1/18	642,190
725,000	A	7.500% due 2/15/19	829,428
660,000	A	5.375% due 3/15/20	671,727
300,000	A	5.250% due 7/27/21	304,727
650,000	NR	Lehman Brothers Holdings Capital Trust V, Company Guaranteed Notes, 5.857% due 11/29/49(g)	390
230,000	NR	Lehman Brothers Holdings E-Capital Trust I, Company Guaranteed Notes, 0.000% due 8/20/65(g)	138
900,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17(g)	1,350
		Merrill Lynch & Co., Inc., Senior Unsecured Notes:
850,000	AA−	8.950% due 5/18/17(a)	947,903
1,584,000	AA−	9.570% due 6/6/17(a)	1,890,718
2,600,000	A	6.875% due 4/25/18(b)	2,701,902

		Total Capital Markets	14,728,404

Chemicals – 0.1%
480,000	BB+	CF Industries Inc., Company Guaranteed Notes, 7.125% due 5/1/20	550,800
350,000	BBB	Dow Chemical Co., Senior Unsecured Notes, 4.250% due 11/15/20	358,825
60,000	A−	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	66,552
190,000	BBB+	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	233,664

		Total Chemicals	1,209,841

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Commercial Banks – 5.3%
$1,400,000	AA	Abbey National Treasury Services PLC, Bank Guaranteed Notes, 3.875% due 11/10/14(d)	$1,368,580
2,025,000	AAA	Achmea Hypotheekbank NV, Government Liquid Guaranteed Notes, 3.200% due 11/3/14(d)	2,157,212
200,000	B+	Ally Financial Inc., Company Guaranteed Notes, 8.000% due 3/15/20(b)	202,500
1,000,000	AA	ANZ National International Ltd., Bank Guaranteed Notes, 6.200% due 7/19/13(d)	1,082,027
1,100,000	BB+	BAC Capital Trust XV, Bank Guaranteed Notes, 1.126% due 6/1/56(a)	641,733
		Bank of America Corp.:
		Senior Unsecured Notes:
1,300,000	A	4.500% due 4/1/15(b)	1,313,712
325,000	A	3.750% due 7/12/16	321,184
300,000	A	6.500% due 8/1/16	322,310
6,200,000	A	5.650% due 5/1/18(b)	6,335,526
290,000	A	5.000% due 5/13/21	284,420
170,000	A−	Subordinated Notes, 5.420% due 3/15/17	166,056
460,000	BB+	BankAmerica Capital III, Bank Guaranteed Notes, 0.819% due 1/15/27(a)	337,451
		Barclays Bank PLC:
1,200,000	AA−	Senior Notes, 5.200% due 7/10/14	1,263,335
4,205,000	A	Senior Subordinated Notes, 6.050% due 12/4/17(b)(d)	4,162,349
480,000	AA−	Senior Unsecured Notes, 5.125% due 1/8/20	484,180
500,000	AA	BBVA US Senior SAU, Bank Guaranteed Notes, 3.250% due 5/16/14	488,110
1,430,000	AAA	Canadian Imperial Bank of Commerce, Covered Notes, 2.750% due 1/27/16(d)	1,515,202
210,000	AA	Commonwealth Bank of Australia, Senior Unsecured Notes, 5.000% due 10/15/19(d)	225,238
		Credit Agricole SA:
220,000	A+	Senior Unsecured Notes, 2.625% due 1/21/14(d)	214,385
660,000	BBB+	Subordinated Notes, 9.750% due 6/29/49	660,000
		Credit Suisse AG:
1,095,000	Aaa(e)	Covered Notes, 2.600% due 5/27/16(d)	1,126,816
525,000	A	Subordinated Notes, 5.400% due 1/14/20	523,740
600,000	A+	Deutsche Bank AG, Senior Unsecured Notes, 4.875% due 5/20/13	624,947
1,080,000	AA	Eksportfinans AS, Senior Unsecured Notes, 5.500% due 6/26/17	1,290,892
		Glitnir Banki HF:
270,000	D	Notes, 6.330% due 7/28/11(d)(g)(h)	71,550
460,000	NR	Subordinated Notes, 6.693% due 6/15/16(d)(g)	4,646
1,300,000	BBB	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(d)	1,204,303
530,000	AA	HSBC Bank PLC, Senior Unsecured Notes, 4.750% due 1/19/21(d)	550,488
		HSBC Bank USA NA, Subordinated Notes:
1,600,000	AA−	6.000% due 8/9/17(b)	1,728,030
4,100,000	AA−	4.875% due 8/24/20(b)	3,989,649
945,000	AA−	HSBC Holdings PLC, Senior Unsecured Notes, 5.100% due 4/5/21	1,015,729
100,000	BB	ICICI Bank Ltd., Junior Subordinated Notes, 6.375% due 4/30/22(a)(d)	93,500
150,000	BB	ICICI Bank Ltd. (Restricted), Junior Subordinated Notes, 6.375% due 4/30/22(a)	140,250
200,000	AAA	ING Bank NV, Government Liquid Guaranteed Notes, 3.900% due 3/19/14(b)(d)	215,297
880,000	AAA	Kreditanstalt fuer Wiederaufbau, Government Guaranteed Notes, 2.000% due 6/1/16	914,858
690,000	NR	Landsbanki Islands HF, Senior Unsecured Notes, 6.100% due 8/25/12(d)(g)(h)	51,750
		Lloyds TSB Bank PLC:
		Bank Guaranteed Notes:
100,000	A+	5.800% due 1/13/20(d)	100,353
310,000	A+	6.375% due 1/21/21	323,979
400,000	BBB+	Company Guaranteed Notes, 6.500% due 9/14/20(d)	375,472
2,800,000	BB+	Subordinated Notes, 12.000% due 12/29/49(a)(b)(d)	3,024,000
1,000,000	AA	National Australia Bank Ltd., Senior Notes, 5.350% due 6/12/13(d)	1,067,377
1,500,000	A	National City Bank, Subordinated Notes, 0.622% due 6/7/17(a)	1,374,795
750,000	BB+	Nationsbank Cap Trust III, Limited Guaranteed Notes, 0.799% due 1/15/27(a)	550,490
815,000	AAA	NIBC Bank NV, Government Liquid Guaranteed Notes, 2.800% due 12/2/14(d)	856,316
		Nordea Bank AB:
150,000	AA−	Senior Unsecured Notes, 4.875% due 1/27/20(d)	159,327
510,000	A+	Subordinated Notes, 4.875% due 5/13/21(d)	466,170
		Royal Bank of Scotland Group PLC:
1,060,000	BB	Junior Subordinated Notes, 7.648% due 8/29/49(a)(b)	800,300

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Commercial Banks — 5.3% — (continued)

$750,000	A	Senior Unsecured Notes, 6.400% due 10/21/19	$757,251
1,600,000	A+	Royal Bank of Scotland PLC (The), Bank Guaranteed Notes, 3.950% due 9/21/15	1,560,747
200,000	AA	Santander US Debt SA Unipersonal, Bank Guaranteed Notes, 3.724% due 1/20/15(d)	188,441
10,000	A	Sumitomo Mitsui Banking Corp., Senior Subordinated Notes, 8.000% due 6/15/12(b)	10,459
860,000	AA+	Svensk Exportkredit AB, Senior Unsecured Notes, 3.250% due 9/16/14	921,032
740,000	AAA	Swedbank Hypotek AB, Covered Notes, 2.950% due 3/28/16(d)	775,657
		UBS AG/Stamford CT:
		Notes:
460,000	A+	3.875% due 1/15/15	477,561
375,000	A+	4.875% due 8/4/20	376,869
		Senior Unsecured Notes:
100,000	A+	1.403% due 2/23/12(a)(b)	100,457
2,600,000	A+	5.750% due 4/25/18(b)	2,774,525
440,000	A−	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% due 3/29/49(a)	386,650
		Wachovia Corp.:
430,000	AA−	Senior Unsecured Notes, 5.750% due 2/1/18	492,611
280,000	A+	Subordinated Notes, 5.250% due 8/1/14	299,710
		Wells Fargo & Co.:
230,000	AA−	Senior Unsecured Notes, 3.676% due 6/15/16	243,405
10,000	A+	Subordinated Notes, 5.000% due 11/15/14	10,538
400,000	A−	Wells Fargo Capital X, Company Guaranteed Notes, 5.950% due 12/15/36	393,105
480,000	AA	Westpac Banking Corp., Senior Unsecured Notes, 4.875% due 11/19/19	505,835

		Total Commercial Banks	56,465,387

Commercial Services & Supplies – 0.0%
185,000	BBB	Waste Management Inc., Company Guaranteed Notes, 6.375% due 11/15/12	196,891

Consumer Finance – 0.6%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
85,000	BB−	7.250% due 10/25/11	88,813
1,400,000	BB−	7.000% due 10/1/13(b)	1,497,387
1,300,000	BB−	5.625% due 9/15/15(b)	1,335,178
490,000	BB−	8.125% due 1/15/20	549,488
2,400,000	BBB	Foster’s Finance Corp., Company Guaranteed Notes, 4.875% due 10/1/14(b)(d)	2,597,693
		SLM Corp., Senior Unsecured Notes:
385,000	BBB−	0.553% due 1/27/14(a)	347,303
70,000	BBB−	5.050% due 11/14/14	69,389

		Total Consumer Finance	6,485,251

Containers & Packaging – 0.0%
440,000	BB+	Ball Corp., Senior Notes, 5.750% due 5/15/21	437,800

Distributors – 0.0%
300,000	BBB	Glencore Funding LLC, Company Guaranteed Notes, 6.000% due 4/15/14(d)	312,014

Diversified Consumer Services – 0.0%
95,000	BB−	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/1/27	89,300

Diversified Financial Services – 4.0%
		American Express Co.:
		Senior Unsecured Notes:
1,200,000	BBB+	7.000% due 3/19/18(b)	1,430,713
560,000	BBB+	8.125% due 5/20/19	720,644
310,000	BB	Subordinated Notes, 6.800% due 9/1/66(a)	309,923
500,000	BBB−	AngloGold Ashanti Holdings PLC, Senior Notes, 5.375% due 4/15/20	510,814
50,000	A+	ASIF Global Financing XIX, Senior Secured Notes, 4.900% due 1/17/13(d)	51,551
1,500,000	BB(f)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/1/21(d)	1,395,000
750,000	Baa3(e)	BankBoston Capital Trust III, Limited Guaranteed Notes, 0.997% due 6/15/27(a)	499,818
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A+	6.400% due 10/2/17	22,949

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Diversified Financial Services — 4.0% — (continued)

$2,280,000	A+	7.250% due 2/1/18	$2,695,512
400,000	AA−	Caisse Centrale Desjardins du Quebec, Senior Unsecured Notes, 2.650% due 9/16/15(d)	414,288
700,000	BBB	Capital One Financial Corp., Senior Notes, 7.375% due 5/23/14	788,158
3,220,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 3.000% due 11/25/14(d)	3,398,175
567,870	BBB−	Cedar Brakes II LLC, Secured Notes, 9.875% due 9/1/13(d)	587,450
300,000	A	Countrywide Financial Corp., Company Guaranteed Notes, 5.800% due 6/7/12	305,700
1,000,000	BBB+	Credit Suisse Guernsey, Junior Subordinated Notes, 0.976% due 5/29/49(a)	795,830
		Credit Suisse/New York NY:
965,000	A+	Senior Unsecured Notes, 5.000% due 5/15/13	1,014,692
1,342,000	A	Subordinated Notes, 6.000% due 2/15/18	1,416,218
3,000,000	AAA	DanFin Funding Ltd., Government Liquid Guaranteed Notes, 0.950% due 7/16/13(a)(b)(d)	3,000,465
		Farmers Exchange Capital, Debentures Notes:
1,500,000	BBB+	7.050% due 7/15/28(d)	1,540,509
350,000	BBB+	7.200% due 7/15/48(d)	362,584
		General Electric Capital Corp.:
800,000	AA+	Notes, 4.375% due 9/16/20	816,755
		Senior Unsecured Notes:
20,000	AA+	5.450% due 1/15/13	21,133
100,000	AA+	0.547% due 3/20/13(a)	99,461
700,000	AA+	0.428% due 3/20/14(a)	686,498
575,000	AA+	5.900% due 5/13/14	638,276
500,000	AA+	0.547% due 6/20/14(a)	491,626
470,000	AA+	0.507% due 9/15/14(a)	454,698
750,000	AA+	0.478% due 5/11/16(a)	699,146
910,000	AA+	5.625% due 5/1/18	1,009,873
610,000	AA+	5.500% due 1/8/20	674,076
190,000	AA+	4.625% due 1/7/21	196,248
775,000	AA+	0.648% due 5/5/26(a)	649,674
		Subordinated Notes:
300,000	AA	5.300% due 2/11/21(d)	320,051
300,000	A+	6.500% due 9/15/67(a)(d)	456,261
1,050,000	A+	6.375% due 11/15/67(a)	1,042,125
270,000	BB	ILFC E-Capital Trust II, Company Guaranteed Notes, 6.250% due 12/21/65(a)(d)	211,950
		International Lease Finance Corp., Senior Secured Notes:
500,000	BBB−	6.500% due 9/1/14(d)	510,000
590,000	BBB−	7.125% due 9/1/18(d)	598,850
1,450,000	BBB+	JPMorgan Chase Capital XIII, Company Guaranteed Notes, 1.196% due 9/30/34(a)	1,139,287
900,000	BBB+	JPMorgan Chase Capital XXIII, Limited Guaranteed Notes, 1.286% due 5/15/47(a)	626,254
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
1,610,000	A+	3.450% due 3/1/16	1,660,829
1,565,000	A+	3.150% due 7/5/16	1,600,361
90,000	A+	4.400% due 7/22/20	92,631
310,000	A+	4.250% due 10/15/20(b)	317,165
		Subordinated Notes:
295,000	A	5.125% due 9/15/14	313,339
330,000	A	5.150% due 10/1/15	351,406
630,000	A	6.125% due 6/27/17	701,217
225,000	A+	JPMorgan Chase Bank NA, Subordinated Notes, 0.580% due 6/13/16(a)	208,121
100,000	NR	Kaupthing Bank, Senior Notes, 5.750% due 10/4/11(d)(g)(h)	25,000
190,000	BBB+	MUFG Capital Finance 1 Ltd., Bank Guaranteed Notes, 6.346% due 7/29/49(a)	195,284
1,700,000	BBB−	Pipeline Funding Co. LLC, Pass Thru Certificates, 7.500% due 1/15/30(d)	1,864,092
350,000	A+	Prudential Holdings LLC, Senior Secured Notes, 8.695% due 12/18/23(d)	459,635
70,000	BBB	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Notes, 7.191% due 12/29/49(a)(d)	67,877
80,000	BBB−	SLM Corp., Senior Unsecured Notes, 5.625% due 8/1/33	66,366
300,000	AA−	SSIF Nevada LP, Bank Guaranteed Notes, 0.949% due 4/14/14(a)(b)(d)	300,214
420,000	BBB+	State Street Corp., Junior Subordinated Debentures Notes, 4.956% due 3/15/18	455,217
371,685	Baa2(e)	SteelRiver Transmission Co. LLC, Senior Secured Notes, 4.710% due 6/30/17(d)	387,747

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Diversified Financial Services — 4.0% — (continued)

$110,000	BBB−	TNK-BP Finance SA, Company Guaranteed Notes, 7.500% due 7/18/16(d)	$123,613
950,000	A	ZFS Finance USA Trust I, Junior Subordinated Notes, 5.875% due 5/9/32(a)(d)	897,005

		Total Diversified Financial Services	42,690,354

Diversified Telecommunication Services – 1.0%
		AT&T Inc., Senior Unsecured Notes:
170,000	A−	5.100% due 9/15/14	188,080
180,000	A−	3.875% due 8/15/21	185,243
10,000	A−	6.300% due 1/15/38	11,229
280,000	A−	6.550% due 2/15/39	324,998
100,000	A−	5.350% due 9/1/40	102,263
1,520,000	A−	5.550% due 8/15/41	1,607,929
841,000	A−	Cellco Partnership/Verizon Wireless Capital LLC, Senior Unsecured Notes, 8.500% due 11/15/18	1,132,008
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	250,265
3,000,000	BB	Embarq Corp., Senior Unsecured Notes, 7.082% due 6/1/16(b)	3,269,691
55,000	A−	New Cingular Wireless Services Inc., Senior Unsecured Notes, 8.125% due 5/1/12(b)	57,624
		Qwest Corp., Senior Unsecured Notes:
90,000	BBB−	7.500% due 10/1/14	100,125
74,000	BBB−	7.625% due 6/15/15	82,695
155,000	BBB−	8.375% due 5/1/16	177,475
197,000	BBB−	6.500% due 6/1/17	212,021
10,000	BBB	Rogers Wireless Inc., Senior Secured Notes, 6.375% due 3/1/14	11,253
140,000	BBB+	Royal KPN NV, Senior Unsecured Notes, 8.375% due 10/1/30	182,260
		Verizon Communications Inc., Senior Unsecured Notes:
340,000	A−	6.875% due 4/1/12(b)	351,468
150,000	A−	6.100% due 4/15/18	178,722
50,000	A−	4.600% due 4/1/21	54,545
165,000	A−	5.125% due 6/15/33(b)	159,257
280,000	A−	6.900% due 4/15/38	342,662
165,000	A−	Verizon Global Funding Corp., Senior Unsecured Notes, 7.375% due 9/1/12	175,514
855,000	A−	Vodafone Group PLC, Senior Unsecured Notes, 4.150% due 6/10/14	923,505

		Total Diversified Telecommunication Services	10,080,832

Electric Utilities – 1.4%
275,000	A	Alabama Power Co., Senior Unsecured Notes, 6.000% due 3/1/39	337,287
1,700,000	BBB	Ameren Illinois Co., Senior Secured Notes, 6.250% due 4/1/18(b)	1,951,248
215,000	BBB	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	274,536
250,000	BBB	Columbus Southern Power Co., Senior Unsecured Notes, 6.050% due 5/1/18	298,410
		Constellation Energy Group Inc., Senior Unsecured Notes:
66,000	BBB−	5.150% due 12/1/20	69,234
255,000	BBB−	7.600% due 4/1/32	308,036
		Dominion Resources Inc., Senior Unsecured Notes:
330,000	A−	5.700% due 9/17/12(b)	346,663
105,000	A−	7.195% due 9/15/14	122,175
390,000	A−	5.200% due 8/15/19	447,404
200,000	A−	5.950% due 6/15/35	224,795
275,000	A−	4.900% due 8/1/41	272,941
180,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 5.050% due 9/15/19	202,116
50,000	B−	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes, 10.000% due 12/1/20	50,694
920,000	BBB+	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,119,380
105,000	BBB−	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	107,451
800,000	BB+	FirstEnergy Corp., Senior Unsecured Notes, 7.375% due 11/15/31	933,057
55,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/1/35	59,441
195,000	A	Florida Power Corp., 1st Mortgage Notes, 5.900% due 3/1/33	226,494
608,700	BB+	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	654,513
750,000	BBB	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	937,400

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Electric Utilities — 1.4% — (continued)

		Midamerican Energy Holdings Co., Senior Unsecured Notes:
$250,000	BBB+	5.950% due 5/15/37	$282,239
225,000	BBB+	6.500% due 9/15/37	272,031
950,000	BBB−	Nisource Finance Corp., Company Guaranteed Notes, 6.125% due 3/1/22	1,104,258
350,000	BBB	Ohio Power Co., Senior Unsecured Notes, 6.000% due 6/1/16	406,450
600,000	A−	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 5.950% due 9/1/13	654,266
350,000	BBB+	Pacific Gas & Electric Co., Senior Unsecured Notes, 5.625% due 11/30/17	411,032
800,000	BB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	911,036
		Public Service Electric & Gas Co.:
425,000	A−	Secured Notes, 0.850% due 8/15/14	421,432
95,000	A−	Senior Secured Notes, 5.250% due 7/1/35	104,633
330,807	BB−	Reliant Energy Mid-Atlantic Power Holdings LLC, Pass Thru Certificates, 9.237% due 7/2/17	335,769
225,000	BBB+	Tampa Electric Co., Senior Unsecured Notes, 5.400% due 5/15/21	257,975
450,000	BBB−	Texas-New Mexico Power Co., 1st Mortgage Notes, 9.500% due 4/1/19(d)	603,432
225,000	BBB	Toledo Edison Co., Senior Secured Notes, 6.150% due 5/15/37	260,453
25,000	CC	TXU Corp., Senior Unsecured Notes, 6.550% due 11/15/34	9,625

		Total Electric Utilities	14,977,906

Energy Equipment & Services – 0.0%
230,000	BB−	Cie Generale de Geophysique – Veritas, Company Guaranteed Notes, 6.500% due 6/1/21(d)	217,350
110,000	BB−	Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.750% due 5/15/17	111,100

		Total Energy Equipment & Services	328,450

Food & Staples Retailing – 0.1%
490,000	BBB+	CVS Caremark Corp., Notes, 6.600% due 3/15/19	594,238
		CVS Pass-Through Trust, Pass Thru Certificates:
80,000	B+	9.350% due 1/10/23(d)	92,528
308,619	BBB+	6.036% due 12/10/28	336,799

		Total Food & Staples Retailing	1,023,565

Food Products – 0.2%
		Kraft Foods Inc., Senior Unsecured Notes:
1,090,000	BBB−	6.500% due 8/11/17	1,319,012
690,000	BBB−	5.375% due 2/10/20	785,051
315,000	BBB−	6.500% due 11/1/31	382,814

		Total Food Products	2,486,877

Gas Utilities – 0.1%
200,000	BBB	CenterPoint Energy Resources Corp., Senior Unsecured Notes, 6.150% due 5/1/16	233,035
460,000	BBB−	Energy Transfer Partners LP, Senior Unsecured Notes, 9.000% due 4/15/19	565,554
500,000	BBB−	Southern Union Co., Senior Unsecured Notes, 8.250% due 11/15/29	617,215

		Total Gas Utilities	1,415,804

Health Care Equipment & Supplies – 0.1%
		Medtronic Inc., Senior Unsecured Notes:
150,000	AA−	4.450% due 3/15/20	168,110
400,000	AA−	5.550% due 3/15/40	468,678

		Total Health Care Equipment & Supplies	636,788

Health Care Providers & Services – 0.1%
200,000	BBB−	Coventry Health Care Inc., Senior Unsecured Notes, 5.450% due 6/15/21	215,779
		HCA Inc., Senior Unsecured Notes:
200,000	B−	6.250% due 2/15/13	204,500
120,000	B−	7.190% due 11/15/15	117,600
29,000	B−	6.500% due 2/15/16	28,855
420,000	AA−	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/1/19(d)	507,206
		Tenet Healthcare Corp., Senior Secured Notes:
38,000	BB−	10.000% due 5/1/18	41,990
278,000	BB−	8.875% due 7/1/19	296,070

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Health Care Providers & Services — 0.1% — (continued)

$30,000	A−	WellPoint Inc., Senior Unsecured Notes, 5.875% due 6/15/17	$34,924

		Total Health Care Providers & Services	1,446,924

Hotels, Restaurants & Leisure – 0.1%
80,000	CCC+	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16(i)	67,200
9,000	NR	Inn of the Mountain Gods Resort & Casino, Senior Secured Notes, 8.750% due 11/30/20(d)	8,865
100,000	CCC+	MGM Mirage, Company Guaranteed Notes, 7.625% due 1/15/17	91,250
20,000	CCC+	MGM Resorts International, Company Guaranteed Notes, 6.625% due 7/15/15	18,100
10,000	CC	Mohegan Tribal Gaming Authority, Company Guaranteed Notes, 8.000% due 4/1/12(i)	7,300
		Station Casinos Inc.:
5,000	NR	Senior Subordinated Notes, 6.875% due 3/1/16(g)(h)	1
		Senior Unsecured Notes:
28,000	NR	6.000% due 4/1/12(g)(h)	3
95,000	NR	7.750% due 8/15/16(g)(h)	9
350,000	BBB−	Wyndham Worldwide Corp., Senior Unsecured Notes, 6.000% due 12/1/16	370,407

		Total Hotels, Restaurants & Leisure	563,135

Household Products – 0.0%
370,000	BB	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes, 6.875% due 2/15/21(d)	345,950

Independent Power Producers & Energy Traders – 0.0%
130,000	BB−	AES Corp. (The), Senior Unsecured Notes, 7.750% due 10/15/15	137,150

Industrial Conglomerates – 0.1%
		Tyco International Finance SA, Company Guaranteed Notes:
390,000	A−	6.000% due 11/15/13	431,523
120,000	A−	4.625% due 1/15/23	128,543
200,000	A−	Tyco International Ltd./Tyco International Finance SA, Company Guaranteed Notes, 6.875% due 1/15/21	249,741

		Total Industrial Conglomerates	809,807

Insurance – 1.4%
		American International Group Inc., Senior Unsecured Notes:
600,000	A−	1.783% due 7/19/13(a)	828,252
200,000	A−	3.750% due 11/30/13(d)	202,470
400,000	A−	5.450% due 5/18/17	408,343
2,100,000	A−	5.850% due 1/16/18(b)	2,141,095
2,300,000	A−	8.250% due 8/15/18(b)	2,601,311
		Berkshire Hathaway Inc., Senior Unsecured Notes:
550,000	AA+	2.200% due 8/15/16	556,496
1,250,000	AA+	3.750% due 8/15/21	1,281,844
10,000	BBB−	ING Capital Funding Trust III, Company Guaranteed Notes, 3.846% due 12/29/49(a)	8,644
175,000	A−	Lincoln National Corp., Senior Unsecured Notes, 7.000% due 6/15/40	189,974
525,000	A−	Manulife Financial Corp., Senior Unsecured Notes, 3.400% due 9/17/15	534,754
600,000	BBB	MetLife Capital Trust X, Junior Subordinated Notes, 9.250% due 4/8/38(d)	711,000
1,540,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	1,409,462
		Metropolitan Life Global Funding I, Senior Secured Notes:
1,300,000	AA−	5.125% due 4/10/13(d)	1,373,845
375,000	AA−	5.125% due 6/10/14(d)	409,358
1,150,000	AA−	Pricoa Global Funding I, Senior Secured Notes, 5.450% due 6/11/14(d)	1,266,218
		Prudential Financial Inc., Senior Unsecured Notes:
375,000	A	7.375% due 6/15/19	449,256
450,000	A	5.375% due 6/21/20	485,245
290,000	AA−	Teachers Insurance & Annuity Association of America, Notes, 6.850% due 12/16/39(d)	345,896

		Total Insurance	15,203,463

Life Sciences Tools & Services – 0.1%
550,000	BBB−	Agilent Technologies Inc., Senior Unsecured Notes, 6.500% due 11/1/17	647,988

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Life Sciences Tools & Services — 0.1% — (continued)

$120,000	A	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 3.600% due 8/15/21	$122,568

		Total Life Sciences Tools & Services	770,556

Machinery – 0.0%
190,000	A	Caterpillar Inc., Senior Unsecured Notes, 3.900% due 5/27/21	203,083

Media – 0.9%
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
160,000	BB−	7.000% due 1/15/19	161,600
140,000	BB−	7.000% due 1/15/19(d)	141,050
360,000	BB−	6.500% due 4/30/21	353,700
30,000	BBB+	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 8.375% due 3/15/13	33,335
170,000	BBB+	Comcast Cable Communications LLC, Company Guaranteed Notes, 8.875% due 5/1/17	222,100
280,000	BBB+	Comcast Cable Holdings LLC, Senior Unsecured Notes, 9.800% due 2/1/12	289,887
		Comcast Corp., Company Guaranteed Notes:
280,000	BBB+	6.500% due 1/15/15	321,428
701,000	BBB+	5.875% due 2/15/18	821,598
840,000	BBB+	5.700% due 5/15/18	975,158
300,000	BBB+	5.150% due 3/1/20	342,574
40,000	BBB+	5.650% due 6/15/35	41,120
250,000	BBB+	6.450% due 3/15/37	278,747
289,000	BBB	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Company Guaranteed Notes, 5.875% due 10/1/19	333,696
		DISH DBS Corp., Company Guaranteed Notes:
20,000	BB−	7.000% due 10/1/13	21,075
50,000	BB−	6.625% due 10/1/14	51,750
180,000	BB−	6.750% due 6/1/21(d)	182,250
25,000	BB−	Echostar DBS Corp., Company Guaranteed Notes, 7.125% due 2/1/16	25,625
625,000	BB+	Interpublic Group of Cos., Inc. (The), Senior Unsecured Notes, 10.000% due 7/15/17	721,875
595,000	BBB+	NBCUniversal Media LLC, Senior Unsecured Notes, 2.100% due 4/1/14	607,126
125,000	BBB+	News America Holdings Inc., Company Guaranteed Notes, 8.500% due 2/23/25	163,363
		News America Inc., Company Guaranteed Notes:
215,000	BBB+	4.500% due 2/15/21	221,587
25,000	BBB+	6.200% due 12/15/34	26,338
365,000	BBB+	Reed Elsevier Capital Inc., Company Guaranteed Notes, 8.625% due 1/15/19	474,506
70,000	BBB	Rogers Cable Inc., Senior Secured Notes, 6.750% due 3/15/15	82,287
		Time Warner Cable Inc., Company Guaranteed Notes:
740,000	BBB	5.400% due 7/2/12	766,703
450,000	BBB	5.850% due 5/1/17	508,019
10,000	BBB	8.750% due 2/14/19	12,959
240,000	BBB	8.250% due 4/1/19	304,333
70,000	BBB	4.125% due 2/15/21	70,434
350,000	BBB	7.300% due 7/1/38	415,653
200,000	BBB	5.875% due 11/15/40	209,980
50,000	BBB	Time Warner Entertainment Co. LP, Senior Unsecured Notes, 8.375% due 7/15/33	64,510
		Time Warner Inc., Company Guaranteed Notes:
100,000	BBB	4.700% due 1/15/21	107,069
110,000	BBB	4.750% due 3/29/21	118,357
30,000	BBB	6.250% due 3/29/41	33,418
280,000	BBB	Turner Broadcasting System Inc., Senior Unsecured Notes, 8.375% due 7/1/13	314,841

		Total Media	9,820,051

Metals & Mining – 0.5%
1,000,000	BB−	ALROSA Finance SA, Company Guaranteed Notes, 7.750% due 11/3/20	1,058,570
920,000	A−	Barrick North America Finance LLC, Company Guaranteed Notes, 4.400% due 5/30/21(d)	964,899
		Corp. Nacional del Cobre de Chile, Senior Unsecured Notes:
100,000	A	4.750% due 10/15/14(d)	108,916
295,000	A	3.750% due 11/4/20(d)	298,286

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Metals & Mining — 0.5% — (continued)

$40,000	B+	FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes, 6.375% due 2/1/16(d)	$39,100
695,000	BBB	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/1/17(b)	750,567
160,000	B	Novelis Inc., Company Guaranteed Notes, 8.750% due 12/15/20	169,200
		Rio Tinto Finance USA Ltd., Company Guaranteed Notes:
460,000	A−	6.500% due 7/15/18	560,863
520,000	A−	9.000% due 5/1/19	710,725
570,000	A−	3.500% due 11/2/20	567,991
		Steel Dynamics Inc., Company Guaranteed Notes:
5,000	BB+	7.375% due 11/1/12	5,137
90,000	BB+	6.750% due 4/1/15	90,675
130,000	BB+	7.625% due 3/15/20	138,125
260,000	BBB+	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	298,428

		Total Metals & Mining	5,761,482

Multiline Retail – 0.1%
		Home Depot Inc.:
15,000	BBB+	Senior Notes, 5.400% due 9/15/40	15,338
		Senior Unsecured Notes:
288,000	BBB+	5.875% due 12/16/36	315,231
36,000	BBB+	5.950% due 4/1/41	39,600
		Macy’s Retail Holdings Inc., Company Guaranteed Notes:
87,000	BBB−	5.875% due 1/15/13	90,631
247,000	BBB−	5.750% due 7/15/14	267,999
504,000	BBB−	7.450% due 7/15/17	601,874

		Total Multiline Retail	1,330,673

Oil, Gas & Consumable Fuels – 2.6%
2,200,000	BBB	ABN Amro Bank/Deutschland for Gazprom, Secured Notes, 9.625% due 3/1/13	2,412,124
240,000	BBB−	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	280,644
		Anadarko Petroleum Corp., Senior Unsecured Notes:
150,000	BBB−	7.625% due 3/15/14	171,709
75,000	BBB−	5.750% due 6/15/14	82,958
878,000	BBB−	5.950% due 9/15/16	988,034
492,000	BBB−	6.375% due 9/15/17	568,870
186,000	BBB−	6.450% due 9/15/36	198,831
540,000	A−	Apache Corp., Senior Unsecured Notes, 5.625% due 1/15/17	642,671
320,000	A	Baker Hughes Inc., Senior Unsecured Notes, 3.200% due 8/15/21(d)	319,321
		BP Capital Markets PLC, Company Guaranteed Notes:
350,000	A	5.250% due 11/7/13	378,837
1,014,000	A	4.500% due 10/1/20	1,099,166
225,000	BBB+	Cameron International Corp., Senior Unsecured Notes, 7.000% due 7/15/38	268,538
200,000	BBB	Canadian Natural Resources Ltd., Senior Unsecured Notes, 6.500% due 2/15/37	229,682
		Chesapeake Energy Corp., Company Guaranteed Notes:
65,000	BB+	7.250% due 12/15/18	70,200
210,000	BB+	6.875% due 11/15/20	222,600
120,000	BB−	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	121,800
130,000	BB	Concho Resources Inc., Company Guaranteed Notes, 6.500% due 1/15/22	130,812
410,000	A	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	504,235
75,000	A	ConocoPhillips Holding Co., Senior Unsecured Notes, 6.950% due 4/15/29	95,917
210,000	BB	Consol Energy Inc., Company Guaranteed Notes, 6.375% due 3/1/21(d)	209,475
430,000	BBB+	Devon Energy Corp., Senior Unsecured Notes, 5.600% due 7/15/41	464,719
760,000	BBB+	Devon Financing Corp. ULC, Company Guaranteed Notes, 6.875% due 9/30/11(b)	811,733
		El Paso Corp., Senior Unsecured Notes:
227,000	BB−	7.800% due 8/1/31	256,069
325,000	BB−	7.750% due 1/15/32	365,252
575,000	BB	El Paso Natural Gas Co., Senior Unsecured Notes, 8.625% due 1/15/22	771,348
		Enterprise Products Operating LLC, Company Guaranteed Notes:
325,000	BBB−	5.600% due 10/15/14	357,079

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Oil, Gas & Consumable Fuels — 2.6% — (continued)

$500,000	BBB−	6.300% due 9/15/17	$587,974
175,000	BBB−	6.500% due 1/31/19	205,531
400,000	BBB−	5.250% due 1/31/20	443,029
480,000	BBB−	4.050% due 2/15/22	484,278
230,000	BBB−	5.700% due 2/15/42	233,409
100,000	BBB	Gaz Capital SA, Senior Secured Notes, 6.510% due 3/7/22(d)	109,250
		Hess Corp., Senior Unsecured Notes:
50,000	BBB	7.875% due 10/1/29	64,725
410,000	BBB	7.300% due 8/15/31	509,133
685,000	BBB−	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	829,155
		Kinder Morgan Energy Partners LP, Senior Unsecured Notes:
50,000	BBB	5.850% due 9/15/12(b)	52,143
30,000	BBB	6.000% due 2/1/17	34,492
300,000	BBB	5.950% due 2/15/18	343,076
180,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 6.500% due 3/1/41(d)	196,398
		Nexen Inc., Senior Unsecured Notes:
250,000	BBB−	6.200% due 7/30/19	289,773
325,000	BBB−	7.500% due 7/30/39	378,393
320,000	A	Occidental Petroleum Corp., Senior Unsecured Notes, 3.125% due 2/15/22	319,431
1,000,000	BBB−	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,272,430
230,000	BB+	Peabody Energy Corp., Company Guaranteed Notes, 6.500% due 9/15/20	238,050
29,000	BBB	Pemex Project Funding Master Trust, Company Guaranteed Notes, 6.625% due 6/15/35	32,195
820,000	BBB−	Petrobras International Finance Co. - Pifco, Company Guaranteed Notes, 5.375% due 1/27/21	882,320
250,000	BB+	QEP Resources Inc., Senior Unsecured Notes, 6.875% due 3/1/21	263,750
300,000	BBB−	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.850% due 7/15/18(d)	347,994
1,455,000	B+	Sabine Pass LNG LP, Senior Secured Notes, 7.250% due 11/30/13	1,447,725
90,000	AAA	SeaRiver Maritime Inc., Company Guaranteed Notes, 0.000% due 9/1/12(b)	88,281
360,000	AA	Shell International Finance BV, Company Guaranteed Notes, 4.375% due 3/25/20	393,822
		Southern Natural Gas Co., Senior Unsecured Notes:
40,000	BB	5.900% due 4/1/17(d)	46,212
58,000	BB	8.000% due 3/1/32	74,517
1,190,000	BBB−	Southwestern Energy Co., Company Guaranteed Notes, 7.500% due 2/1/18	1,365,838
1,300,000	BBB+	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/1/39(b)	1,527,721
110,000	BB	Tennessee Gas Pipeline Co., Senior Unsecured Notes, 7.625% due 4/1/37	139,338
370,000	BBB−(f)	TEPPCO Partners LP, Company Guaranteed Notes, 6.125% due 2/1/13	393,484
50,000	AA−	Total Capital SA, Company Guaranteed Notes, 4.450% due 6/24/20	54,658
28,000	BBB	Valero Energy Corp., Company Guaranteed Notes, 6.625% due 6/15/37	30,170
		Williams Cos., Inc., Senior Unsecured Notes:
731,000	BB+	7.875% due 9/1/21	921,296
186,000	BB+	7.500% due 1/15/31	217,720
252,000	BB+	8.750% due 3/15/32	327,870

		Total Oil, Gas & Consumable Fuels	27,168,205

Paper & Forest Products – 0.1%
175,000	BBB	Georgia-Pacific LLC, Company Guaranteed Notes, 8.250% due 5/1/16(d)	199,930
450,000	BBB	International Paper Co., Senior Unsecured Notes, 7.950% due 6/15/18	538,443

		Total Paper & Forest Products	738,373

Pharmaceuticals – 0.3%
380,000	AA	Abbott Laboratories, Senior Unsecured Notes, 5.600% due 11/30/17	455,397
660,000	A	Covidien International Finance SA, Company Guaranteed Notes, 5.450% due 10/15/12	694,539
130,000	AA	Pfizer Inc., Senior Unsecured Notes, 7.200% due 3/15/39	176,440
		Watson Pharmaceuticals Inc., Senior Unsecured Notes:
445,000	BBB	5.000% due 8/15/14	486,676
375,000	BBB	6.125% due 8/15/19	431,642
350,000	AA	Wyeth, Senior Unsecured Notes, 5.950% due 4/1/37	405,036

		Total Pharmaceuticals	2,649,730

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Real Estate Investment Trusts (REITs) – 1.0%
$700,000	BBB−	Duke Realty LP, Senior Unsecured Notes, 6.500% due 1/15/18	$762,694
2,900,000	BBB	Goodman Funding Pty Ltd., Company Guaranteed Notes, 6.375% due 11/12/20(b)(d)	3,007,726
		HCP Inc., Senior Unsecured Notes:
820,000	BBB	5.950% due 9/15/11	834,498
700,000	BBB	6.450% due 6/25/12	725,334
750,000	BBB	6.000% due 6/15/14	809,420
300,000	BBB	6.700% due 1/30/18	332,902
		Health Care REIT Inc., Senior Unsecured Notes:
1,200,000	BBB−	4.950% due 1/15/21	1,177,480
600,000	BBB−	6.500% due 3/15/41	584,783
600,000	BBB−	Healthcare Realty Trust Inc., Senior Unsecured Notes, 6.500% due 1/17/17	656,643
800,000	BBB	UDR Inc., Senior Unsecured Notes, 5.000% due 1/15/12	808,122
		WEA Finance LLC/WT Finance Aust Pty Ltd., Company Guaranteed Notes:
465,000	A−	7.500% due 6/2/14(d)	528,259
440,000	A−	6.750% due 9/2/19(d)	499,656

		Total Real Estate Investment Trusts (REITs)	10,727,517

Road & Rail – 0.0%
		Union Pacific Corp., Senior Unsecured Notes:
43,000	BBB+	5.375% due 5/1/14	47,759
84,000	BBB+	4.163% due 7/15/22(d)	89,319

		Total Road & Rail	137,078

Specialty Retail – 0.1%
700,000	AA	Wal-Mart Stores Inc., Senior Unsecured Notes, 3.250% due 10/25/20	711,353

Tobacco – 0.2%
		Altria Group Inc., Company Guaranteed Notes:
200,000	BBB	8.500% due 11/10/13	229,548
400,000	BBB	9.700% due 11/10/18(b)	529,373
260,000	BBB	9.250% due 8/6/19	344,026
250,000	BBB	4.750% due 5/5/21	260,312
700,000	A	Philip Morris International Inc., Senior Unsecured Notes, 2.500% due 5/16/16	724,578
85,000	BBB−	Reynolds American Inc., Senior Secured Notes, 7.250% due 6/1/12(b)	88,811

		Total Tobacco	2,176,648

Wireless Telecommunication Services – 0.4%
		America Movil SAB de CV, Company Guaranteed Notes:
475,000	A−	2.375% due 9/8/16	471,143
230,000	A−	5.000% due 3/30/20	250,814
		GTE Corp., Company Guaranteed Notes:
548,000	A−	6.840% due 4/15/18	658,888
50,000	A−	6.940% due 4/15/28	58,990
		Qwest Communications International Inc., Company Guaranteed Notes:
199,000	BB	8.000% due 10/1/15	213,428
358,000	BB	7.125% due 4/1/18	377,690
360,000	BB−	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	370,800
		Telefonica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB+	5.877% due 7/15/19	70,352
240,000	BBB+	5.134% due 4/27/20	228,533
40,000	BBB+	5.462% due 2/16/21	38,758
1,325,000	BBB−	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.500% due 1/15/18	1,417,750

		Total Wireless Telecommunication Services	4,157,146

		TOTAL CORPORATE BONDS & NOTES (Cost — $236,155,950)	249,828,308

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

MUNICIPAL BONDS – 2.0%
California – 0.3%
$50,000	AA	Los Angeles Department of Airports, Series A, 5.000% due 5/15/35	$51,597
250,000	AA+	Santa Clara Valley Transportation Authority, Build America Bonds Project, 5.876% due 4/1/32	286,060
		State of California, GO:
670,000	A−	6.200% due 10/1/19	759,907
400,000	A−	5.000% due 6/1/37(b)	393,708
900,000	A−	5.000% due 11/1/37(b)	885,744
100,000	A−	5.000% due 12/1/37(b)	98,412
515,000	A−	7.550% due 4/1/39	618,752

		Total California	3,094,180

Delaware – 0.0%
400,000	AAA	Northstar Education Finance Inc., 2007-1 Student Loan Asset Backed Notes, GTDSTD-Insured, 1.233% due 1/29/46(a)	340,250

Florida – 0.1%
600,000	A	Southwest Student Services Corp., Sub-Series B, GTDSTD-Insured, AMT, 0.613% due 12/1/36(a)(j)	478,632

Georgia – 0.0%
40,000	AA+	Metropolitan Atlanta Rapid Transit Authority, Third Series, 5.000% due 7/1/39	40,644
		Municipal Electric Authority of Georgia, Build America Bonds Project:
120,000	A+	6.637%, due 4/1/57	121,883
70,000	A+	6.655%, due 4/1/57	70,132
170,000	A−	7.055%, due 4/1/57	168,366

		Total Georgia	401,025

Illinois – 1.2%
		Chicago Transit Authority:
3,500,000	AA	Series A, 6.899% due 12/1/40(b)	4,024,265
2,400,000	AA	Series B, 6.899% due 12/1/40(b)	2,759,496
510,000	AA+	Chicago, IL, GO, Series A, FSA-Insured, 4.750% due 1/1/36(b)	502,013
		State of Illinois, GO:
4,200,000	A+	2.766% due 1/1/12(b)	4,226,124
1,250,000	A+	5.665% due 3/1/18	1,341,287
435,000	A+	5.100% due 6/1/33	379,190

		Total Illinois	13,232,375

Minnesota – 0.2%
		Northstar Education Finance Inc., 2007-1 Student Loan Asset Backed Notes, GTDSTD-Insured:
825,000	AAA	0.427% due 4/28/30(a)	734,935
850,000	AAA	0.387% due 1/29/46(a)	760,240
450,000	AAA	1.033% due 1/29/46(a)	380,756

		Total Minnesota	1,875,931

Nevada – 0.0%
40,000	AA+	County of Clark NV, Las Vegas-Mccarran International Airport, Series A, AGM-Insured, 5.250% due 7/1/39	40,454

New York – 0.0%
190,000	AAA	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Series 1289, 7.520% due 12/15/13(a)(b)(d)	196,606
80,000	A	New York Liberty Development Corp., Goldman Sachs Headquaters, 5.250% due 10/1/35	78,603
40,000	Aa2(e)	New York State Dormitory Authority, University Dormitory Facilities Project, Series A, 5.000% due 7/1/40	41,499

		Total New York	316,708

Ohio – 0.1%
1,000,000	BB−	Buckeye Ohio Tobacco Settlement, Series A-2, 5.750% due 6/1/34(b)	724,290

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount		Rating††	Security	Value

Virginia – 0.1%
$787,217		AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	$787,894

			TOTAL MUNICIPAL BONDS (Cost — $20,284,685)	21,291,739

SOVEREIGN BONDS – 4.2%
Australia – 2.0%
			Australia Government Bond, Senior Unsecured Notes
3,100,000	AUD	Aaa	5.500% due 12/15/13	3,436,744
5,700,000	AUD	Aaa	4.750% due 6/15/16	6,318,663
1,700,000	AUD	Aaa	6.000% due 2/15/17	1,995,999
4,200,000	AUD	Aaa	5.500% due 1/21/18	4,843,597
4,100,000	AUD	Aaa	5.250% due 3/15/19	4,680,462

			Total Australia	21,275,465

Brazil – 0.2%
2,500,000	BRL	BBB−	Federative Republic of Brazil, Senior Unsecured Notes, 12.500% due 1/5/22	2,035,664

Canada – 0.9%
8,000,000	CAD	AAA	Canadian Government Bond, 2.250% due 8/1/14(b)	8,414,984
			Province of Ontario Canada, Senior Unsecured Notes
500,000		AA−	4.100% due 6/16/14	545,313
460,000		AA−	2.950% due 2/5/15	490,251
705,000		AA−	2.300% due 5/10/16	735,274

			Total Canada	10,185,822

Germany – 0.2%
1,500,000	EUR	Aaa	Bundesrepublik Deutschland, Bonds, 4.250% due 7/4/18	2,516,263

Hong Kong – 0.1%
1,000,000		AAA	Hong Kong Government Bond, Notes, 5.125% due 8/1/14(b)(d)	1,106,700

Israel – 0.1%
1,135,000		AA+	Israel Government AID Bond, Government Guaranteed Notes, 5.500% due 9/18/23	1,413,965

Japan – 0.1%
800,000		AA−	Japan Bank for International Cooperation, Government Guaranteed Notes, 2.875% due 2/2/15	854,791

Malaysia – 0.1%
			Malaysia Government Bond, Senior Unsecured Notes
1,800,000	MYR	A3	3.835% due 8/12/15	615,243
515,000	MYR	A3	4.262% due 9/15/16	179,660

			Total Malaysia	794,903

Mexico – 0.3%
17,966,000	MXN	A−	Mexican Bonos, Bonds, 8.000% due 6/11/20	1,672,557
			Mexico Government International Bond, Senior Unsecured Notes
70,000		BBB	5.950% due 3/19/19	83,125
406,000		BBB	5.125% due 1/15/20	457,765
418,000		BBB	6.750% due 9/27/34	524,590
78,000		BBB	United Mexican States, Senior Unsecured Notes, 6.050% due 1/11/40	89,817

			Total Mexico	2,827,854

Russia – 0.2%
1,686,750		BBB	Russian Federation (Restricted), step bond to yield, Senior Unsecured Notes, 7.500% due 3/31/30	2,022,076

			TOTAL SOVEREIGN BONDS (Cost — $41,672,553)	45,033,503

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 14.1%
U.S. GOVERNMENT OBLIGATIONS – 13.4%
	U.S. Treasury Bonds:
$3,600,000	8.125% due 5/15/21(b)	$5,503,781
113,000	8.125% due 8/15/21(b)(o)	173,473
1,930,000	8.000% due 11/15/21	2,952,298
1,900,000	7.625% due 11/15/22(b)	2,879,391
200,000	7.125% due 2/15/23(b)	293,719
2,000,000	7.500% due 11/15/24(b)	3,075,626
2,645,000	6.500% due 11/15/26	3,822,438
2,040,000	4.500% due 2/15/36	2,398,593
1,000,000	4.375% due 11/15/39(b)	1,145,000
1,900,000	4.375% due 5/15/40	2,174,620
365,000	3.875% due 8/15/40	383,820
6,492,700	4.750% due 2/15/41	7,897,759
16,079,000	4.375% due 5/15/41	18,430,489
760,000	3.750% due 8/15/41	781,969
	U.S. Treasury Notes:
3,630,000	1.375% due 2/15/13	3,693,667
140,000	0.500% due 5/31/13	140,782
210,000	1.875% due 2/28/14	218,515
1,935,000	0.500% due 8/15/14(b)	1,945,733
5,690,000	1.750% due 5/31/16	5,924,690
6,200,000	1.500% due 7/31/16	6,373,395
7,150,000	1.000% due 8/31/16	7,167,353
1,065,000	3.125% due 1/31/17	1,179,321
85,000	2.375% due 7/31/17	90,432
25,490,000	2.250% due 7/31/18	26,706,765
8,730,000	3.625% due 2/15/21	9,857,401
1,845,000	3.125% due 5/15/21	1,998,665
15,075,000	2.125% due 8/15/21(b)	14,950,134
	U.S. Treasury Inflation Indexed Bonds:
119,748	2.375% due 1/15/25(o)	148,226
68,236	2.000% due 1/15/26(o)	81,046
251,840	2.375% due 1/15/27(o)	314,230
32,324	1.750% due 1/15/28(o)	37,318
830,559	2.500% due 1/15/29(o)	1,061,363
68,653	3.875% due 4/15/29	102,878
1,556,417	2.125% due 2/15/41(b)(o)	1,924,851
	U.S. Treasury Notes, Inflation Indexed:
6,294,346	1.125% due 1/15/21(b)(o)	6,901,656

	TOTAL U.S. GOVERNMENT OBLIGATIONS	142,731,397

U.S. GOVERNMENT AGENCIES – 0.7%
	Federal Home Loan Bank (FHLB):
290,000	1.375% due 5/28/14	297,189
735,000	3.125% due 3/11/16	800,539
265,000	5.625% due 6/13/16	301,310
470,000	5.625% due 11/23/35(o)	517,783
	Federal National Mortgage Association (FNMA):
2,790,000	0.240% due 10/18/12(a)	2,792,003
2,075,000	5.125% due 1/2/14	2,278,661
1,080,000	0.000% due 10/9/19	806,517

	TOTAL U.S. GOVERNMENT AGENCIES	7,794,002

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $141,794,005)	150,525,399

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Shares	Security	Value

COMMON STOCK – 0.0%
ENERGY – 0.0%
Energy Equipment & Services – 0.0%
168	SemGroup Corp.*(Cost — $54,253)	$3,852

PREFERRED STOCK – 0.0%
CONSUMER DISCRETIONARY – 0.0%
Automobiles – 0.0%
20,000	General Motors Corp.(b)(h)* (Cost — $0)	8,200

CONVERTIBLE PREFERRED STOCK – 0.0%
TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
35	McLeodUSA Inc., 2.500%(k) (Cost — $5,986)	0

WARRANT – 0.0%
ENERGY – 0.0%
Energy Equipment & Services – 0.0%
177	SemGroup Corp., Class A Shares, expires 11/30/14(h)*(Cost — $9,884)	929

Contracts

PURCHASED OPTIONS – 0.0%
United States – 0.0%
121	Eurodollar Futures, Put @ $99.00, expires 9/16/11	756

	TOTAL PURCHASED OPTIONS (Cost — $10,918)	756

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,015,046,716)	1,044,679,280

Face
Amount†

SHORT-TERM INVESTMENTS (l) — 13.7%
MONEY MARKET FUND− 0.0%
74,462	Invesco STIT – Liquid Assets Portfolio (Cost — $74,462)(m)	74,462

REPURCHASE AGREEMENTS – 2.0%
1,200,000	Barclays Capital Inc. repurchase agreement dated 8/31/11, 0.090% due 9/1/11, Proceeds at maturity - $1,200,003; (Fully collateralized by Government National Mortgage Association (GNMA), 5.000% due 7/20/40; Market Valued - $1,236,413)(n)	1,200,000
5,000,000	JPMorgan Securities repurchase agreement dated 8/31/11, 0.100% due 9/1/11, Proceeds at maturity - $5,000,014; (Fully collateralized by Federal Farm Credit Bank (FFCB), 2.270% due 12/24/13; Market Valued - $5,110,876)(n)	5,000,000
2,800,000	Merrill Lynch & Co., Inc. repurchase agreement dated 8/31/11, 0.020% due 9/1/11, Proceeds at maturity - $2,800,002; (Fully collateralized by U.S. Treasury Note 1.750% due 1/31/14; Market Valued - $2,860,530)(n)	2,800,000
11,900,000	Merrill Lynch & Co., Inc. repurchase agreement dated 8/31/11, 0.080% due 9/1/11, Proceeds at maturity - $11,900,026; (Fully collateralized by U.S. Treasury Note 0.500% due 8/15/14; Market Valued - $12,144,482)(n)	11,900,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $20,900,000)	20,900,000

SOVEREIGN BONDS – 0.7%
7,000,000	Canadian Government Bond, 1.500% due 3/1/12	7,174,294
1,050,000	Export-Import Bank of Korea, 0.466% due 10/4/11(d)	1,049,974

	TOTAL SOVEREIGN BONDS (Cost — $7,840,896)	8,224,268

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount†		Security	Value

TIME DEPOSITS – 3.5%
265,105		Bank of America – London, 0.030% due 9/1/11	$265,105
		BBH – Grand Cayman:
126	JPY	0.010% due 9/1/11	2
156	GBP	0.111% due 9/1/11	254
44,890	CAD	0.259% due 9/1/11	45,884
59	NOK	1.050% due 9/1/11	11
225	AUD	4.001% due 9/1/11	241
		JPMorgan Chase & Co. - London:
26,119,294		0.030% due 9/1/11	26,119,294
333,823	EUR	0.128% due 9/1/11	480,873
10,688,216		Wells Fargo – Grand Cayman, 0.030% due 9/1/11	10,688,216

		TOTAL TIME DEPOSITS (Cost — $37,599,880)	37,599,880

U.S. GOVERNMENT AGENCIES – 6.1%
400,000		Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12(b)	410,991
2,000,000		Federal Home Loan Bank (FHLB), 0.240% due 10/28/11(b)(n)	1,999,834
10,000,000		Federal Home Loan Bank (FHLB) Discount Notes, 0.130% due 2/23/12(b)(n)	9,993,681
		Federal Home Loan Mortgage Corp (FHLMC), Discount Notes:
2,800,000		0.000% due 11/2/11(n)	2,799,759
116,000		0.110% due 1/10/12(b)(n)(o)	115,954
20,000,000		0.100% due 1/24/12(b)(n)	19,991,944
20,000,000		0.110% due 2/8/12(b)(n)	19,990,222
5,465,000		Federal National Mortgage Association (FNMA), 0.235% due 8/23/12	5,468,317
4,200,000		Federal National Mortgage Association (FNMA), Discount Notes, 0.070% due 10/4/11(n)	4,199,730

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $64,958,923)	64,970,432

U.S. GOVERNMENT OBLIGATIONS – 1.4%
8,490,000		U.S. Treasury Bills, 0.098% due 9/1/11 – 11/10/11(n)	8,489,995
3,191,917		U.S. Treasury Inflation Indexed Bonds, 2.000% due 4/15/12	3,240,045
3,088,309		U.S. Treasury Inflation Indexed Notes, 3.000% due 7/15/12	3,196,640

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $14,941,897)	14,926,680

		TOTAL SHORT-TERM INVESTMENTS (Cost — $146,316,058)	146,695,722

		TOTAL INVESTMENTS – 111.6% (Cost — $1,161,362,774#)	1,191,375,002

		Liabilities in Excess of Other Assets – (11.6%)	(123,998,265)

		TOTAL NET ASSETS – 100.0%	$1,067,376,737

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited
*	Non-income producing securities.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2011.
(b)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(c)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).
(d)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Security is currently in default.
(h)	Illiquid Security.

See Notes to Financial Statements.

Schedules of Investments
(continued)

(i)	All or a portion of this security is on loan (See Note 1).
(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(l)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 13.7%.
(m)	Represents investment of collateral received from securities lending transactions.
(n)	Rate shown represents yield-to-maturity.
(o)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $1,164,498,668.

Abbreviation used in this schedule:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
EUR	—	Euro Dollar
FSA	—	Financial Security Assurance
GBP	—	British Pound
GO	—	General Obligation
GTDSTD	—	Guaranteed Student Loans
JPY	—	Japanese Yen
MASTR	—	Mortgage Asset Securitization Transactions Inc.
MXN	—	Mexican Peso
MYR	—	Malaysian Riggit
NOK	—	Norwegian Krone
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trusts
REMICS	—	Real Estate Mortgage Investment Conduits

See pages 142 and 143 for definition of ratings.

Summary of Investments by Security Type

Mortgage-Backed Securities	33.3%
Corporate Bonds & Notes	21.0
Collateralized Mortgage Obligations	14.2
U.S. Government & Agency Obligations	12.6
Sovereign Bonds	3.8
Municipal Bonds	1.8
Asset-Backed Securities	1.0
Preferred Stock	0.0	**
Common Stock	0.0	**
Warrant	0.0	**
Purchased Options	0.0	**
Convertible Preferred Stock	0.0	**
Short-Term Investments	12.3

	100.0%

As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Schedule of Options Contracts Written

Contracts	Security Name	Expiration Date	Strike Price	Value

United States
14	Eurodollar Futures, Put	9/19/11	$99.38	$87
14	Eurodollar Futures, Call	9/19/11	99.38	9,100
14,200,000	Swaption, Dow Jones CDX IG16 5 Year Index, Put	9/21/11	1.20	41,120
16,000,000	Swaption, Dow Jones CDX IG16 5 Year Index, Put	12/21/11	1.80	51,079
5,500,000	Swaption, 3-Month USD-LIBOR, Call	10/11/11	1.80	128,677
14,800,000	Swaption, 3-Month USD-LIBOR, Put	10/11/11	4.25	48
2,100,000	Swaption, 3-Month USD-LIBOR, Call	11/14/11	3.00	107,225
2,100,000	Swaption, 3-Month USD-LIBOR, Put	11/14/11	3.75	942
2,900,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	2,244
3,100,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	2,399
600,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	376
5,000,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	3,133
600,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	2
700,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	2
1,300,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	4
1,800,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	6
15,500,000	Swaption, 3-Month USD-LIBOR, Put	9/24/12	2.25	16,779
9	U.S. Treasury 10-Year Note October Futures, Put	9/23/11	127.00	2,531
9	U.S. Treasury 10-Year Note October Futures, Call	9/23/11	131.00	2,953
43	U.S. Treasury Long Bond December Futures, Put	11/25/11	128.00	53,750
43	U.S. Treasury Long Bond December Futures, Call	11/25/11	142.00	69,875
4	U.S. Treasury Long Bond October Futures, Put	9/23/11	131.00	2,000
3	U.S. Treasury Long Bond October Futures, Put	9/23/11	132.00	2,062
4	U.S. Treasury Long Bond October Futures, Call	9/23/11	140.00	3,375
3	U.S. Treasury Long Bond October Futures, Call	9/23/11	141.00	1,969

	Total United States			501,738

	TOTAL OPTIONS CONRACTS WRITTEN (Premiums received — $742,479)			$501,738

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Schedule of Forward Sale Commitments

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$12,000,000	5.500% due 10/01/41(a)	$13,095,004
2,175,000	4.000% due 09/01/41(a)	2,254,524
1,000,000	3.500% due 09/01/41(a)	1,007,539
3,100,000	4.500% due 09/01/41(a)	3,276,191
5,000,000	6.000% due 10/01/41(a)	5,525,001
	Government National Mortgage Association (GNMA)
3,000,000	6.000% due 03/01/41(a)	3,373,126

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $28,434,334)	$28,531,385

(a)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).
For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

CORPORATE BONDS & NOTES – 87.6%
Aerospace & Defense – 1.7%
$1,290,000	CCC	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/1/15(a)	$1,325,475
170,000	B−	Ducommun Inc., Senior Notes, 9.750% due 7/15/18(a)	171,700
		Kratos Defense & Security Solutions Inc., Senior Secured Notes:
400,000	B+	10.000% due 6/1/17	413,000
40,000	B+	10.000% due 6/1/17(a)	40,800
375,000	B+	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	377,812
320,000	B+	Triumph Group Inc., Company Guaranteed Notes, 8.625% due 7/15/18	342,400
750,000	B−	Wyle Services Corp., Senior Subordinated Notes, 10.500% due 4/1/18(a)	747,188

		Total Aerospace & Defense	3,418,375

Airlines – 1.2%
740,000	B−	Air Canada, Secured Notes, 12.000% due 2/1/16(a)	714,100
		Continental Airlines Inc.:
461,096	B	Pass Thru Certificates, 7.339% due 4/19/14	456,485
280,000	BB−	Senior Secured Notes, 6.750% due 9/15/15(a)	274,400
170,000	B+	Delta Air Lines 2001-1 Class B Pass Through Trust, Pass Thru Certificates, 7.711% due 9/18/11	169,645
64,534	BB	Delta Air Lines 2007-1 Class B Pass Through Trust, Pass Thru Certificates, 8.021% due 8/10/22	64,534
133,294	B	Delta Air Lines 2007-1 Class C Pass Through Trust, Pass Thru Certificates, 8.954% due 8/10/14	134,627
30,000	BB+	Delta Air Lines 2010-1 Class B Pass Through Trust, Pass Thru Certificates, 6.375% due 1/2/16(a)	27,000
108,000	BB−	Delta Air Lines Inc., Senior Secured Notes, 9.500% due 9/15/14(a)	111,240
388,000	BB−	United Air Lines Inc., Senior Secured Notes, 9.875% due 8/1/13(a)	401,580

		Total Airlines	2,353,611

Auto Components – 0.9%
765,000	CCC+	Affinia Group Inc., Company Guaranteed Notes, 9.000% due 11/30/14	753,525
385,000	B	Exide Technologies, Senior Secured Notes, 8.625% due 2/1/18(a)	367,675
601,000	B+	Tower Automotive Holdings USA LLC/TA Holdings Finance Inc., Senior Secured Notes, 10.625% due 9/1/17(a)	623,538

		Total Auto Components	1,744,738

Automobiles – 0.0%
		General Motors Corp. :
555,000	NR	7.200% due 1/15/12(b)	6,937
730,000	NR	8.375% due 7/15/33(b)	9,125

		Total Automobiles	16,062

Beverages – 0.1%
275,000	CCC+	Central European Distribution Corp., Senior Unsecured Notes, 3.000% due 3/15/13(c)	199,375

Building Products – 0.4%
		Building Materials Corp. of America, Senior Notes:
80,000	BB+	6.875% due 8/15/18(a)	78,800
430,000	BB+	6.750% due 5/1/21(a)	412,800
440,000	B−	Texas Industries Inc., Company Guaranteed Notes, 9.250% due 8/15/20	400,400

		Total Building Products	892,000

Chemicals – 1.2%
130,000	BB+	CF Industries Inc., Company Guaranteed Notes, 7.125% due 5/1/20	149,175
305,000	B+	Georgia Gulf Corp., Senior Secured Notes, 9.000% due 1/15/17(a)	312,625
410,000	CCC+	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Secured Notes, 9.000% due 11/15/20	359,775
240,000	B	Ineos Finance PLC, Senior Secured Notes, 9.000% due 5/15/15(a)	244,200
		Lyondell Chemical Co.:
490,000	BB−	Secured Notes, 11.000% due 5/1/18	549,412
259,000	BB+	Senior Secured Notes, 8.000% due 11/1/17(a)	288,138
		Solutia Inc., Company Guaranteed Notes:
175,000	BB−	8.750% due 11/1/17	186,813

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Chemicals — 1.2% — (continued)

$230,000	BB−	7.875% due 3/15/20	$246,100

		Total Chemicals	2,336,238

Commercial Banks – 2.8%
		Ally Financial Inc.:
		Company Guaranteed Notes:
165,000	B+	6.750% due 12/1/14	166,238
200,000	B+	6.250% due 12/1/17	193,133
140,000	B+	8.000% due 3/15/20	141,750
60,000	B+	Senior Unsecured Notes, 7.500% due 12/31/13	62,100
110,000	BB+	BAC Capital Trust VI, Limited Guaranteed Notes, 5.625% due 3/8/35	87,341
90,000	BB+	Bank of America Corp., Junior Subordinated Notes, 8.000% due 12/29/49(d)	85,198
430,000	BB+	BankAmerica Institutional Capital A, Limited Guaranteed Notes, 8.070% due 12/31/26(a)	430,000
210,000	BBB+	Credit Agricole SA, Junior Subordinated Notes, 8.375% due 10/29/49(a)(d)	194,250
80,000	BB+	NB Capital Trust II, Limited Guaranteed Notes, 7.830% due 12/15/26	78,700
180,000	BB+	NB Capital Trust IV, Limited Guaranteed Notes, 8.250% due 4/15/27	181,350
150,000	BB	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 7.648% due 8/29/49(d)	113,250
		Synovus Financial Corp., Subordinated Notes:
695,000	B+	4.875% due 2/15/13	646,350
2,365,000	B+	5.125% due 6/15/17	1,998,425
585,000	A−	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% due 3/29/49(d)	514,069
620,000	Ba3(e)	Western Alliance Bancorp, Senior Unsecured Notes, 10.000% due 9/1/15(b)	660,300

		Total Commercial Banks	5,552,454

Commercial Services – 2.1%
1,045,000	B	ACE Cash Express Inc., Senior Secured Notes, 11.000% due 2/1/19(a)	990,138
745,000	NR	Ahern Rentals Inc., Secured Notes, 9.250% due 8/15/13(c)(f)	309,175
		Avis Budget Car Rental LLC/Avis Budget Finance Inc., Company Guaranteed Notes:
385,000	B	7.750% due 5/15/16	383,556
260,000	B	8.250% due 1/15/19	252,850
547,000	B1(e)	Bankrate Inc., Senior Secured Notes, 11.750% due 7/15/15	620,845
186,375	CCC	Ceridian Corp., Company Guaranteed Notes, 12.250% due 11/15/15(g)	173,329
180,000	CCC+	ExamWorks Group Inc., Company Guaranteed Notes, 9.000% due 7/15/19(a)	170,550
305,000	B+	Geo Group Inc. (The), Company Guaranteed Notes, 7.750% due 10/15/17	321,775
310,000	CCC+	NES Rentals Holdings Inc., Secured Notes, 12.250% due 4/15/15(a)	286,750
300,000	BB	Sotheby’s, Company Guaranteed Notes, 7.750% due 6/15/15	319,500
350,000	BB−	Stewart Enterprises Inc., Company Guaranteed Notes, 6.500% due 4/15/19	342,125
85,000	B−	Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Company Guaranteed Notes, 10.250% due 12/1/17	82,450

		Total Commercial Services	4,253,043

Commercial Services & Supplies – 2.5%
355,000	CCC+	Altegrity Inc., Company Guaranteed Notes, 11.750% due 5/1/16(a)	342,575
390,000	B+	American Reprographics Co., Senior Unsecured Notes, 10.500% due 12/15/16	364,650
405,000	B−	CDRT Merger Sub Inc., Company Guaranteed Notes, 8.125% due 6/1/19(a)	378,675
770,000	CCC+	Cenveo Corp., Company Guaranteed Notes, 7.875% due 12/1/13	613,112
483,000	B	FGI Operating Co., Inc., Senior Secured Notes, 10.250% due 8/1/15	514,395
760,000	CCC−	NCO Group Inc., Company Guaranteed Notes, 11.875% due 11/15/14	706,800
815,000	CCC+	Park-Ohio Industries Inc., Company Guaranteed Notes, 8.125% due 4/1/21	788,513
370,000	B	Prospect Medical Holdings Inc., Senior Secured Notes, 12.750% due 7/15/14	406,075
		RSC Equipment Rental Inc./RSC Holdings III LLC:
140,000	B−	Company Guaranteed Notes, 8.250% due 2/1/21	131,250
70,000	BB−	Senior Secured Notes, 10.000% due 7/15/17(a)	75,600
272,000	B−	Senior Unsecured Notes, 9.500% due 12/1/14	273,360
330,000	B	United Rentals North America Inc., Company Guaranteed Notes, 10.875% due 6/15/16	363,000

		Total Commercial Services & Supplies	4,958,005

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Computers & Peripherals – 0.5%
$250,000	Caa1(e)	Sterling Merger Inc., Senior Notes, 11.000% due 10/1/19(a)	$245,313
746,000	B−	Stratus Technologies Bermuda Ltd./Stratus Technologies Inc., Senior Secured Notes, 12.000% due 3/29/15(b)	663,940

		Total Computers & Peripherals	909,253

Construction & Engineering – 0.2%
250,000	B+	Abengoa Finance SAU, Company Guaranteed Notes, 8.875% due 11/1/17(a)	230,625
180,000	B	Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes, 8.625% due 5/15/19(a)	152,550

		Total Construction & Engineering	383,175

Consumer Finance – 0.6%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
105,000	BB−	7.500% due 8/1/12	109,309
975,000	BB−	12.000% due 5/15/15	1,177,782

		Total Consumer Finance	1,287,091

Containers & Packaging – 1.0%
		Berry Plastics Corp.:
80,000	CCC	Company Guaranteed Notes, 10.250% due 3/1/16	73,400
20,000	CCC	Secured Notes, 9.750% due 1/15/21	18,650
505,000	B	Packaging Dynamics Corp., Senior Secured Notes, 8.750% due 2/1/16(a)	508,787
660,000	B−	Pactiv Corp., Senior Unsecured Notes, 7.950% due 12/15/25(c)	514,800
95,000	BBB−	Rock-Tenn Co., Company Guaranteed Notes, 9.250% due 3/15/16	100,225
840,000	BB+	Sealed Air Corp., Senior Unsecured Notes, 6.875% due 7/15/33(a)	700,576

		Total Containers & Packaging	1,916,438

Diversified Consumer Services – 0.3%
550,000	BB−	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/1/27	517,000

Diversified Financial Services – 8.1%
300,000	BB(h)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/1/21(a)	279,000
3,125,000	B	CEDC Finance Corp. International Inc., Senior Secured Notes, 9.125% due 12/1/16(a)	2,343,750
		CIT Group Inc., Secured Notes:
736,613	B+	7.000% due 5/1/17	728,326
300,000	B+	6.625% due 4/1/18(a)	301,500
180,000	BB+	Countrywide Capital III, Limited Guaranteed Notes, 8.050% due 6/15/27	181,350
		E*Trade Financial Corp., Senior Unsecured Notes:
600,000	B−	7.875% due 12/1/15	594,000
1,032,387	B−	12.500% due 11/30/17(g)	1,192,407
380,000	BB	Fresenius US Finance II Inc., Company Guaranteed Notes, 9.000% due 7/15/15(a)	425,600
220,000	B	General Motors Financial Co., Inc., Company Guaranteed Notes, 6.750% due 6/1/18(a)	220,000
		International Lease Finance Corp., Senior Unsecured Notes:
277,000	BBB−	6.375% due 3/25/13	274,923
140,000	BBB−	5.625% due 9/20/13	135,800
500,000	BBB−	8.625% due 9/15/15	511,875
190,000	BBB−	8.750% due 3/15/17	195,700
1,150,000	BBB−	8.875% due 9/1/17	1,181,625
436,000	NR	Jack Cooper Holdings Corp., Senior Secured Notes, 12.750% due 12/15/15(a)	440,290
300,000	CCC+	Landry’s Holdings Inc., Senior Secured Notes, 11.500% due 6/1/14(a)	296,250
260,000	BB+	Leucadia National Corp., Senior Unsecured Notes, 8.125% due 9/15/15	280,475
160,000	BB+	MBNA Capital A, Limited Guaranteed Notes, 8.278% due 12/1/26	160,600
		Nuveen Investments Inc.:
2,015,000	CCC	Company Guaranteed Notes, 10.500% due 11/15/15	1,954,550
1,200,000	CCC	Senior Unsecured Notes, 5.500% due 9/15/15	1,002,000
		Offshore Group Investments Ltd., Senior Secured Notes:
1,020,000	B−	11.500% due 8/1/15	1,091,400
110,000	B−	11.500% due 8/1/15(a)	117,700
260,000	B	Petroplus Finance Ltd., Senior Secured Notes, 6.750% due 5/1/14(a)	235,300

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Diversified Financial Services — 8.1% — (continued)

$485,000	B+	Pinafore LLC/Pinafore Inc., Secured Notes, 9.000% due 10/1/18(a)	$516,525
1,220,000	B−	Residential Capital LLC, Secured Notes, 9.625% due 5/15/15	1,087,325
		SLM Corp., Senior Unsecured Notes:
270,000	BBB−	8.450% due 6/15/18	286,242
70,000	BBB−	8.000% due 3/25/20	72,102

		Total Diversified Financial Services	16,106,615

Diversified Telecommunication Services – 6.8%
555,000	B−	Broadview Networks Holdings Inc., Senior Secured Notes, 11.375% due 9/1/12	480,075
850,000	B−	Buccaneer Merger Sub Inc., Senior Notes, 9.125% due 1/15/19(a)	854,250
		Cincinnati Bell Inc., Company Guaranteed Notes:
265,000	B	8.250% due 10/15/17	265,663
395,000	CCC+	8.750% due 3/15/18	372,287
180,000	B	8.375% due 10/15/20	177,750
35,000	BB−	Cincinnati Bell Telephone Co., Company Guaranteed Notes, 6.300% due 12/1/28	28,175
525,000	B	CommScope Inc., Company Guaranteed Notes, 8.250% due 1/15/19(a)	522,375
		Cricket Communications Inc.:
785,000	CCC+	Company Guaranteed Notes, 7.750% due 10/15/20	700,612
15,000	B+	Senior Secured Notes, 7.750% due 5/15/16	15,263
295,000	B	Global Crossing Ltd., Senior Secured Notes, 12.000% due 9/15/15	338,512
475,000	B−	Global Crossing UK Finance PLC, Senior Secured Notes, 10.750% due 12/15/14	491,625
340,000	BB+	Inmarsat Finance PLC, Company Guaranteed Notes, 7.375% due 12/1/17(a)	355,300
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
315,000	B	9.500% due 6/15/16	327,600
500,000	CCC+	11.250% due 6/15/16	523,750
130,000	B	7.250% due 4/1/19(a)	125,775
725,000	B−	ITC Deltacom Inc., Senior Secured Notes, 10.500% due 4/1/16	746,750
		Level 3 Financing Inc., Company Guaranteed Notes:
884,000	CCC	9.250% due 11/1/14	895,050
765,000	CCC	9.375% due 4/1/19(a)	753,525
675,000	NR	Nortel Networks Corp., Company Guaranteed Notes, 1.750% due 4/15/12(f)	677,531
1,575,000	NR	Powerwave Technologies Inc., Subordinated Notes, 3.875% due 10/1/27	1,356,469
79,923	B−	Primus Telecommunications Holding Inc., Senior Secured Notes, 10.000% due 4/15/17(a)	77,026
200,000	B	Satmex Escrow SA de CV, Senior Secured Notes, 9.500% due 5/15/17(a)	197,250
730,000	NR	SBA Communications Corp., Senior Unsecured Notes, 4.000% due 10/1/14	1,016,525
430,000	B−	tw telecom holdings inc., Company Guaranteed Notes, 8.000% due 3/1/18	445,050
		West Corp., Company Guaranteed Notes:
330,000	B−	11.000% due 10/15/16	339,075
320,000	B3(e)	8.625% due 10/1/18	313,600
350,000	B3(e)	7.875% due 1/15/19	336,000
		Wind Acquisition Finance SA:
100,000	BB−	Secured Notes, 11.750% due 7/15/17(a)	104,250
710,000	BB	Senior Secured Notes, 7.250% due 2/15/18(a)	667,400

		Total Diversified Telecommunication Services	13,504,513

Electric Utilities – 3.0%
		Calpine Corp., Senior Secured Notes:
455,000	B+	7.250% due 10/15/17(a)	462,963
90,000	B+	7.500% due 2/15/21(a)	91,350
650,000	B+	7.875% due 1/15/23(a)	663,812
10,000	B−	Edison Mission Energy, Senior Unsecured Notes, 7.625% due 5/15/27	6,350
280,000	B−	Energy Future Intermediate Holding Co. LLC, Senior Secured Notes, 9.750% due 10/15/19	274,204
950,000	B−	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes, 10.000% due 12/1/20	963,178
53,330	B	FPL Energy National Wind, Senior Secured Notes, 6.125% due 3/25/19(a)(b)	52,318
152,521	B+	Midwest Generation LLC, Pass Thru Certificates, 8.560% due 1/2/16	150,233
845,000	BB−	Mirant Americas Generation LLC, Senior Unsecured Notes, 9.125% due 5/1/31	798,525
1,437,087	BB−	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	1,566,425

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Electric Utilities — 3.0% — (continued)

$200,000	BB−	Reliant Energy Mid-Atlantic Power Holdings LLC, Pass Thru Certificates, 9.681% due 7/2/26	$201,000
93,824	CC	Sithe/Independence Funding Corp., Senior Secured Notes, 9.000% due 12/30/13	104,286
575,000	D	Texas Competitive Electric Holdings Co. LLC, Company Guaranteed Notes, 10.250% due 11/1/15	224,250
80,000	CCC	Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes, 11.500% due 10/1/20(a)	68,000
385,000	B	United Maritime Group LLC/United Maritime Group Finance Corp., Secured Notes, 11.750% due 6/15/15	389,813

		Total Electric Utilities	6,016,707

Electronic Equipment & Instruments – 0.4%
680,000	B+	NXP BV/NXP Funding LLC, Senior Secured Notes, 9.750% due 8/1/18(a)	719,100

Energy Equipment & Services – 1.4%
420,000	CC	Dynegy Roseton/Danskammer Pass Through Trust, Series B, Pass Thru Certificates, 7.670% due 11/8/16	283,500
		Enterprise Products Operating LP, Company Guaranteed Notes:
230,000	BB	8.375% due 8/1/66(d)	240,878
170,000	BB	7.034% due 1/15/68(d)	171,918
420,000	B+	First Wind Capital LLC, Senior Secured Notes, 10.250% due 6/1/18(a)	403,200
605,000	Caa1(e)	Forbes Energy Services Ltd., Company Guaranteed Notes, 9.000% due 6/15/19(a)	579,287
20,000	CCC+	James River Coal Co., Senior Unsecured Notes, 3.125% due 3/15/18(a)	15,000
280,000	BB	Oil States International Inc., Company Guaranteed Notes, 6.500% due 6/1/19(a)	280,700
190,000	BB−	Unit Corp., Company Guaranteed Notes, 6.625% due 5/15/21	187,150
670,000	B−	Xinergy Corp., Senior Secured Notes, 9.250% due 5/15/19(a)	633,150

		Total Energy Equipment & Services	2,794,783

Food Products – 1.1%
190,000	B−	Blue Merger Sub Inc., Company Guaranteed Notes, 7.625% due 2/15/19(a)	189,525
150,000	B	Bumble Bee Acquisition Corp., Senior Secured Notes, 9.000% due 12/15/17(a)	146,250
110,000	B−	Harmony Foods Corp., Senior Secured Notes, 10.000% due 5/1/16(a)	109,725
700,000	CCC+	Simmons Foods Inc., Secured Notes, 10.500% due 11/1/17(a)	642,250
225,000	BB	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14	255,375
880,000	B	Viskase Cos., Inc., Secured Notes, 9.875% due 1/15/18(a)	893,200

		Total Food Products	2,236,325

Gas Utilities – 0.6%
490,000	B	EXCO Resources Inc., Company Guaranteed Notes, 7.500% due 9/15/18	461,825
645,000	B+	Sabine Pass LNG LP, Senior Secured Notes, 7.500% due 11/30/16	638,550

		Total Gas Utilities	1,100,375

Health Care Equipment & Supplies – 0.9%
505,000	B−	Alere Inc., Company Guaranteed Notes, 8.625% due 10/1/18	487,325
		Biomet Inc., Company Guaranteed Notes:
110,000	B−	10.000% due 10/15/17	115,775
305,000	B−	10.375% due 10/15/17(g)	323,300
450,000	CCC+	DJO Finance LLC/DJO Finance Corp., Company Guaranteed Notes, 9.750% due 10/15/17(a)	417,375
375,000	BB+	Hologic Inc., Senior Unsecured Notes, step bond to yield, 2.000% due 12/15/37(c)	400,781

		Total Health Care Equipment & Supplies	1,744,556

Health Care Providers & Services – 3.9%
304,971	CCC+	American Renal Associates Holdings Inc., Senior Unsecured Notes, 9.750% due 3/1/16(a)(g)	304,971
210,000	B	American Renal Holdings, Senior Secured Notes, 8.375% due 5/15/18	210,525
300,000	CCC+	Aurora Diagnostics Holdings/Aurora Diagnostics Financing Inc., Senior Unsecured Notes, 10.750% due 1/15/18(a)	305,250
70,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.875% due 7/15/15	71,138
1,335,000	CCC	CRC Health Corp., Company Guaranteed Notes, 10.750% due 2/1/16	1,341,675
360,000	BB	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 6.875% due 7/15/17	377,100
510,000	CCC+	Gentiva Health Services Inc., Company Guaranteed Notes, 11.500% due 9/1/18	459,000
		HCA Inc.:
39,000	BB−	Secured Notes, 9.875% due 2/15/17	42,900

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Health Care Providers & Services — 3.9% — (continued)

		Senior Secured Notes:
$240,000	BB	8.500% due 4/15/19	$262,800
130,000	BB	6.500% due 2/15/20	131,787
20,000	BB	7.875% due 2/15/20	21,300
60,000	B−	Senior Unsecured Notes, 7.690% due 6/15/25	54,300
805,000	B	OnCure Holdings Inc., Secured Notes, 11.750% due 5/15/17	730,537
865,000	CCC+	Radnet Management Inc., Company Guaranteed Notes, 10.375% due 4/1/18	858,512
384,000	CCC+	Select Medical Corp., Company Guaranteed Notes, 7.625% due 2/1/15	355,200
725,000	CCC+	Skilled Healthcare Group Inc., Company Guaranteed Notes, 11.000% due 1/15/14	748,563
		Tenet Healthcare Corp.:
522,000	BB−	Senior Secured Notes, 8.875% due 7/1/19	555,930
680,000	CCC+	Senior Unsecured Notes, 6.875% due 11/15/31	542,300
280,000	B−	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc., Company Guaranteed Notes, 8.000% due 2/1/18	268,100

		Total Health Care Providers & Services	7,641,888

Hotels, Restaurants & Leisure – 6.4%
670,000	CCC+	AMC Entertainment Inc., Company Guaranteed Notes, 9.750% due 12/1/20	649,900
200,000	B+	Ameristar Casinos Inc., Company Guaranteed Notes, 7.500% due 4/15/21(a)	200,500
		Boyd Gaming Corp.:
390,000	B	Senior Notes, 9.125% due 12/1/18(a)	365,625
30,000	CCC+	Senior Subordinated Notes, 7.125% due 2/1/16(c)	25,200
130,000	CCC	Caesars Entertainment Operating Co., Inc., Secured Notes, 10.000% due 12/15/15	122,525
140,000	NR	CB Buffets Inc., 0.000% due 11/1/14(b)(i)	14
422,233	CCC	CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes, 10.750% due 1/15/17(a)(g)	407,455
140,000	B	Fiesta Restaurant Group, Secured Notes, 8.875% due 8/15/16(a)	139,650
65,000	NR	Fontainebleau Las Vegas Holdings LLC, 2nd Mortgage Notes, 11.000% due 6/15/15(a)(f)	33
475,000	NR	Gaylord Entertainment Co., Company Guaranteed Notes, 3.750% due 10/1/14(a)	537,938
1,225,000	BB−	GWR Operating Partnership LLP, 1st Mortgage Notes, 10.875% due 4/1/17	1,283,187
		Harrah’s Operating Co., Inc.:
360,000	CCC	Company Guaranteed Notes, 10.750% due 2/1/16	308,700
705,000	CCC	Secured Notes, 10.000% due 12/15/18	556,950
55,000	B	Senior Secured Notes, 11.250% due 6/1/17	59,537
210,000	B	HOA Restaurant Group LLC/HOA Finance Corp., Secured Notes, 11.250% due 4/1/17(a)	203,700
506,000	NR	Inn of the Mountain Gods Resort & Casino, Senior Secured Notes, 8.750% due 11/30/20(a)	498,410
		Isle of Capri Casinos Inc., Company Guaranteed Notes:
715,000	CCC+	7.000% due 3/1/14	691,763
320,000	B−	7.750% due 3/15/19(a)	315,200
525,000	B−	Lions Gate Entertainment Inc., Secured Notes, 10.250% due 11/1/16(a)	522,375
		MGM Resorts International:
		Company Guaranteed Notes:
210,000	CCC+	4.250% due 4/15/15	202,388
80,000	CCC+	6.625% due 7/15/15	72,400
		Senior Secured Notes:
435,000	B	13.000% due 11/15/13	500,794
25,000	B	10.375% due 5/15/14	27,562
55,000	B	11.125% due 11/15/17	61,600
		Mohegan Tribal Gaming Authority:
610,000	CC	Company Guaranteed Notes, 8.000% due 4/1/12(c)	445,300
130,000	CCC−	Secured Notes, 11.500% due 11/1/17(a)	127,725
		NCL Corp., Ltd.:
380,000	B+	Senior Notes, 9.500% due 11/15/18(a)	395,200
1,470,000	BB	Senior Secured Notes, 11.750% due 11/15/16	1,653,750
		Pinnacle Entertainment Inc., Company Guaranteed Notes:
640,000	B	7.500% due 6/15/15	641,600
50,000	B	8.750% due 5/15/20	50,500
270,000	B−	Seven Seas Cruises S de RL LLC, Secured Notes, 9.125% due 5/15/19(a)	268,650

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Hotels, Restaurants & Leisure — 6.4% — (continued)

		Snoqualmie Entertainment Authority, Senior Secured Notes:
$120,000	B−	4.179% due 2/1/14(a)(d)	$106,800
290,000	B−	9.125% due 2/1/15(a)	282,025
		Station Casinos Inc.:
15,000	NR	Senior Subordinated Notes, 6.625% due 3/15/18(b)(f)	1
		Senior Unsecured Notes:
235,000	NR	6.000% due 4/1/12(b)(f)	24
325,000	NR	7.750% due 8/15/16(b)(f)	32
249,000	B−	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes, 8.625% due 4/15/16(a)	249,000
495,000	CCC+	Travelport LLC, Company Guaranteed Notes, 9.875% due 9/1/14	424,463
283,000	B	Universal City Development Partners Ltd./UCDP Finance Inc., Company Guaranteed Notes, 10.875% due 11/15/16	340,661

		Total Hotels, Restaurants & Leisure	12,739,137

Household Products – 0.9%
170,000	BB−	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15	186,788
90,000	NR	American Greetings Corp., Senior Unsecured Notes, 7.375% due 6/1/16	88,875
459,000	B+	Libbey Glass Inc., Senior Secured Notes, 10.000% due 2/15/15	493,425
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
		Company Guaranteed Notes:
600,000	B−	9.000% due 4/15/19(a)	543,000
150,000	B−	8.250% due 2/15/21(a)	127,125
		Senior Secured Notes:
100,000	BB	8.500% due 10/15/16(a)	102,750
210,000	BB−	7.875% due 8/15/19(a)	208,950

		Total Household Products	1,750,913

Independent Power Producers & Energy Traders – 0.6%
		AES Corp. (The):
250,000	BB−	Senior Notes, 7.375% due 7/1/21(a)	252,812
		Senior Unsecured Notes:
290,000	BB−	7.750% due 10/15/15	305,950
150,000	BB−	8.000% due 10/15/17	158,250
412,776	B	AES Ironwood LLC, Senior Secured Notes, 8.857% due 11/30/25	425,160

		Total Independent Power Producers & Energy Traders	1,142,172

Industrial Conglomerates – 0.1%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
150,000	B+	6.875% due 3/15/18(a)	141,750
160,000	B+	7.125% due 3/15/21(a)	151,200

		Total Industrial Conglomerates	292,950

Insurance – 2.2%
505,000	BBB−	American General Institutional Capital A, Limited Guaranteed Notes, 7.570% due 12/1/45(a)	502,475
290,000	BBB	American International Group Inc., Junior Subordinated Notes, 6.250% due 3/15/37	234,900
120,000	BBB+	Dai-ichi Life Insurance Co., Ltd. (The), Subordinated Notes, 7.250% due 12/29/49(a)(d)	122,482
		HUB International Holdings Inc.:
2,195,000	CCC+	Senior Subordinated Notes, 10.250% due 6/15/15(a)	2,090,738
760,000	CCC+	Senior Unsecured Notes, 9.000% due 12/15/14(a)	744,800
80,000	BBB−	ING Capital Funding Trust III, Company Guaranteed Notes, 3.846% due 12/29/49(d)	69,151
90,000	BBB	Metlife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	92,250
655,000	CCC+	MGIC Investment Corp., Senior Unsecured Notes, 5.375% due 11/1/15	448,675

		Total Insurance	4,305,471

Internet & Catalog Retail – 0.5%
400,000	BB	HSN Inc., Company Guaranteed Notes, 11.250% due 8/1/16	442,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Internet & Catalog Retail — 0.5% — (continued)

$475,000	BB+	NetFlix Inc., Company Guaranteed Notes, 8.500% due 11/15/17	$524,875

		Total Internet & Catalog Retail	966,875

Internet Software & Services – 0.5%
300,000	B−	Cogent Communications Group Inc., Senior Secured Notes, 8.375% due 2/15/18(a)	313,875
785,000	B−	Earthlink Inc., Company Guaranteed Notes, 8.875% due 5/15/19(a)	706,500

		Total Internet Software & Services	1,020,375

Leisure Equipment & Products – 0.1%
240,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 7/1/19(a)	231,600

Machinery – 0.8%
600,000	B	Dematic SA, Senior Secured Notes, 8.750% due 5/1/16(a)	576,000
455,000	B	Liberty Tire Recycling, Company Guaranteed Notes, 11.000% due 10/1/16(a)	481,163
395,000	B+	Manitowoc Co., Inc. (The), Company Guaranteed Notes, 8.500% due 11/1/20	395,000
160,000	B	Tempel Steel Co., Senior Secured Notes, 12.000% due 8/15/16(a)	158,000

		Total Machinery	1,610,163

Media – 5.8%
140,000	BB	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.750% due 5/1/17(a)	150,500
85,025	B	CCH II LLC/CCH II Capital Corp., Company Guaranteed Notes, 13.500% due 11/30/16	98,629
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
320,000	BB−	7.875% due 4/30/18	334,400
20,000	BB−	7.000% due 1/15/19	20,200
10,000	BB−	7.000% due 1/15/19(a)	10,075
240,000	BB−	8.125% due 4/30/20	255,000
260,000	BB−	6.500% due 4/30/21	255,450
		Cengage Learning Acquisitions Inc., Company Guaranteed Notes:
970,000	CCC+	10.500% due 1/15/15(a)	746,900
130,000	CCC+	step bond to yield, 13.250% due 7/15/15(a)	94,900
225,000	BB+	Charter Communications Operating LLC/Charter Communications Operating Capital, Secured Notes, 10.875% due 9/15/14(a)	243,844
390,000	BB−	Citadel Broadcasting Corp., Company Guaranteed Notes, 7.750% due 12/15/18(a)	421,200
		Clear Channel Communications Inc.:
320,000	CCC−	Company Guaranteed Notes, 10.750% due 8/1/16	224,000
150,000	CCC−	Senior Unsecured Notes, 5.750% due 1/15/13	139,500
16,000	NR	CMP Susquehanna Corp., Senior Subordinated Notes, 3.440% due 5/15/14(a)(b)(c)	15,981
515,000	B−	Crown Media Holdings Inc., Company Guaranteed Notes, 10.500% due 7/15/19(a)	518,862
470,000	BB	CSC Holdings LLC, Senior Unsecured Notes, 8.500% due 6/15/15	505,250
515,000	CCC+	Cumulus Media Inc., Company Guaranteed Notes, 7.750% due 5/1/19(a)	454,487
		DISH DBS Corp., Company Guaranteed Notes:
40,000	BB−	6.625% due 10/1/14	41,400
250,000	BB−	7.875% due 9/1/19	266,875
40,000	BB−	6.750% due 6/1/21(a)	40,500
100,000	BB−	Echostar DBS Corp., Company Guaranteed Notes, 7.125% due 2/1/16	102,500
500,000	CCC	Gray Television Inc., Secured Notes, 10.500% due 6/29/15(c)	485,000
1,000,000	B−	LBI Media Inc., Senior Secured Notes, 9.250% due 4/15/19(a)	906,250
460,000	B	Nexstar Broadcasting Inc./Mission Broadcasting Inc., Secured Notes, 8.875% due 4/15/17	473,800
		Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes:
50,000	B+	11.500% due 5/1/16	57,125
860,000	B+	7.750% due 10/15/18	892,250
665,000	BB−	Sinclair Television Group Inc., Secured Notes, 9.250% due 11/1/17(a)	711,550
590,000	BB−	Sirius XM Radio Inc., Company Guaranteed Notes, 8.750% due 4/1/15(a)	643,100
		Univision Communications Inc.:
310,000	CCC+	Company Guaranteed Notes, 8.500% due 5/15/21(a)	266,600

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Media — 5.8% — (continued)

		Senior Secured Notes:
$160,000	B+	6.875% due 5/15/19(a)	$148,800
250,000	B+	7.875% due 11/1/20(a)	241,250
		XM Satellite Radio Inc.:
885,000	BB−	Company Guaranteed Notes, 13.000% due 8/1/13(a)	997,838
485,000	BB−	Senior Subordinated Notes, 7.000% due 12/1/14(a)	628,681

		Total Media	11,392,697

Metals & Mining – 1.9%
510,000	B+	Atkore International Inc., Senior Secured Notes, 9.875% due 1/1/18(a)	498,525
464,600	B	Century Aluminum Co., Secured Notes, 8.000% due 5/15/14	475,634
		FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes:
150,000	B+	7.000% due 11/1/15(a)	150,375
290,000	B+	6.375% due 2/1/16(a)	283,475
790,000	B−	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)	750,500
230,000	B−	Mirabela Nickel Ltd., Senior Unsecured Notes, 8.750% due 4/15/18(a)	215,050
390,000	B	Novelis Inc., Company Guaranteed Notes, 8.750% due 12/15/20	412,425
440,000	CCC	Ryerson Holding Corp., Senior Secured Notes, 0.000% due 2/1/15	222,200
		Steel Dynamics Inc., Company Guaranteed Notes:
220,000	BB+	7.375% due 11/1/12	226,050
180,000	BB+	7.750% due 4/15/16	184,725
100,000	BB+	7.625% due 3/15/20	106,250
250,000	B	Thompson Creek Metals Co., Inc., Company Guaranteed Notes, 7.375% due 6/1/18(a)	229,375

		Total Metals & Mining	3,754,584

Multiline Retail – 0.2%
520,000	BB−	Neiman Marcus Group Inc., Senior Secured Notes, 7.125% due 6/1/28	470,600

Office Electronics – 0.3%
		CDW LLC/CDW Finance Corp.:
		Company Guaranteed Notes:
120,000	CCC+	11.000% due 10/12/15	123,000
110,000	CCC+	11.500% due 10/12/15(g)	112,750
410,000	B	Senior Secured Notes, 8.000% due 12/15/18(a)	407,950

		Total Office Electronics	643,700

Oil, Gas & Consumable Fuels – 11.2%
440,000	B−	Allis-Chalmers Energy Inc., Company Guaranteed Notes, 8.500% due 3/1/17	441,100
		Basic Energy Services Inc., Company Guaranteed Notes:
770,000	B	7.125% due 4/15/16	758,450
600,000	B	7.750% due 2/15/19(a)	595,500
		Berry Petroleum Co., Senior Unsecured Notes:
340,000	BB−	10.250% due 6/1/14	382,500
50,000	BB−	6.750% due 11/1/20	48,625
455,000	CCC+	Brigham Exploration Co., Company Guaranteed Notes, 8.750% due 10/1/18	498,225
190,000	B	Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes, 9.375% due 5/1/19(a)	184,300
390,000	B−	Chaparral Energy Inc., Company Guaranteed Notes, 8.875% due 2/1/17	391,950
		Chesapeake Energy Corp., Company Guaranteed Notes:
150,000	BB+	6.875% due 8/15/18	157,500
135,000	BB+	7.250% due 12/15/18	145,800
420,000	BB+	6.625% due 8/15/20	441,000
250,000	BB−	Cie Generale de Geophysique-Veritas, Company Guaranteed Notes, 9.500% due 5/15/16	264,375
335,000	BB−	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	340,025
250,000	BB	Concho Resources Inc./Midland TX, Company Guaranteed Notes, 7.000% due 1/15/21	256,875
160,000	B+	Crosstex Energy LP/Crosstex Energy Finance Corp., Company Guaranteed Notes, 8.875% due 2/15/18	166,400
		Denbury Resources Inc., Company Guaranteed Notes:
200,000	BB−	9.750% due 3/1/16	220,500

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Oil, Gas & Consumable Fuels — 11.2% — (continued)

$230,000	BB−	8.250% due 2/15/20	$243,512
		El Paso Corp., Senior Unsecured Notes:
500,000	BB−	8.050% due 10/15/30	567,409
10,000	BB−	7.800% due 8/1/31	11,281
435,000	B−	Energy Partners Ltd., Company Guaranteed Notes, 8.250% due 2/15/18(a)	416,512
260,000	BB−	Energy Transfer Equity LP, Senior Secured Notes, 7.500% due 10/15/20	267,800
600,000	B	Energy XXI Gulf Coast Inc., Company Guaranteed Notes, 9.250% due 12/15/17	616,500
380,000	B−	EV Energy Partners LP/EV Energy Finance Corp., Company Guaranteed Notes, 8.000% due 4/15/19(a)	374,300
700,000	B−	Geokinetics Holdings USA Inc., Senior Secured Notes, 9.750% due 12/15/14	616,000
535,000	NR	GMX Resources Inc., Senior Unsecured Notes, 4.500% due 5/1/15	375,838
		Goodrich Petroleum Corp.:
550,000	CCC+	Company Guaranteed Notes, 8.875% due 3/15/19(a)	550,000
485,000	CCC+	Senior Unsecured Notes, 5.000% due 10/1/29	455,294
385,000	CCC+	Headwaters Inc., Senior Subordinated Notes, 2.500% due 2/1/14(b)	310,406
410,000	CCC+	Helix Energy Solutions Group Inc., Company Guaranteed Notes, 9.500% due 1/15/16(a)	420,250
1,535,000	B−	Hercules Offshore Inc., Senior Secured Notes, 10.500% due 10/15/17(a)	1,519,650
240,000	BB−	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	235,800
565,000	B	Linn Energy LLC/Linn Energy Finance Corp., Company Guaranteed Notes, 7.750% due 2/1/21(a)	573,475
420,000	BB	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes, 8.750% due 4/15/18	444,150
390,000	B−	Milagro Oil & Gas, Secured Notes, 10.500% due 5/15/16(a)	335,400
395,000	B−	Oasis Petroleum Inc., Senior Unsecured Notes, 7.250% due 2/1/19(a)	388,088
290,000	B+	Parker Drilling Co., Company Guaranteed Notes, 9.125% due 4/1/18	303,050
		Peabody Energy Corp.:
450,000	BB+	Company Guaranteed Notes, 7.875% due 11/1/26	493,875
410,000	B+	Junior Subordinated Debentures Notes, 4.750% due 12/15/41(c)	482,262
730,000	B	Petroquest Energy Inc., Company Guaranteed Notes, 10.000% due 9/1/17	751,900
765,000	B	Pioneer Drilling Co., Company Guaranteed Notes, 9.875% due 3/15/18	803,250
		Plains Exploration & Production Co., Company Guaranteed Notes:
370,000	BB−	10.000% due 3/1/16	410,700
210,000	BB−	8.625% due 10/15/19	228,900
210,000	BB+	Precision Drilling Corp., Company Guaranteed Notes, 6.625% due 11/15/20	213,150
		Quicksilver Resources Inc., Company Guaranteed Notes:
805,000	B	11.750% due 1/1/16	891,537
40,000	B	9.125% due 8/15/19	41,200
130,000	BB	Range Resources Corp., Company Guaranteed Notes, 8.000% due 5/15/19	142,025
250,000	BB−	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.875% due 12/1/18	256,250
550,000	B+	Rosetta Resources Inc., Company Guaranteed Notes, 9.500% due 4/15/18	585,750
		SandRidge Energy Inc., Company Guaranteed Notes:
220,000	B	9.875% due 5/15/16(a)	236,500
180,000	B	7.500% due 3/15/21(a)	175,725
230,000	BB−	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 7.375% due 3/15/20	235,175
50,000	BB	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	60,595
450,000	B	W&T Offshore Inc., Company Guaranteed Notes, 8.500% due 6/15/19(a)	451,125
475,000	B	Western Refining Inc., Senior Secured Notes, 11.250% due 6/15/17(a)	522,500
600,000	CCC	Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes, 10.750% due 2/1/18(a)	609,000
220,000	BB	Whiting Petroleum Corp., Company Guaranteed Notes, 6.500% due 10/1/18	221,100

		Total Oil, Gas & Consumable Fuels	22,130,359

Paper & Forest Products – 1.6%
		Appleton Papers Inc.:
500,000	CCC+	Secured Notes, 11.250% due 12/15/15	490,000
365,000	B+	Senior Secured Notes, 10.500% due 6/15/15(a)	367,737
460,000	BB	Boise Paper Holdings LLC/Boise Finance Co., Company Guaranteed Notes, 9.000% due 11/1/17	491,050
430,000	CCC+	Exopack Holding Corp., Company Guaranteed Notes, 10.000% due 6/1/18(a)	425,700
290,000	B+	Longview Fibre Paper & Packaging Inc., Senior Secured Notes, 8.000% due 6/1/16(a)	288,550

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Paper & Forest Products — 1.6% — (continued)

$290,000	CCC	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(c)	$256,650
		Verso Paper Holdings LLC/Verso Paper Inc.:
260,000	CCC+	Company Guaranteed Notes, 11.375% due 8/1/16(c)	204,100
261,000	BB−	Senior Secured Notes, 11.500% due 7/1/14	277,965
420,000	B	Xerium Technologies Inc., Company Guaranteed Notes, 8.875% due 6/15/18(a)	396,900

		Total Paper & Forest Products	3,198,652

Personal Products – 0.2%
445,000	B	Revlon Consumer Products Corp., Secured Notes, 9.750% due 11/15/15	476,150

Pharmaceuticals – 0.1%
260,000	B	Giant Funding Corp., Senior Secured Notes, 8.250% due 2/1/18(a)	261,300

Professional Services – 0.4%
270,000	B3(e)	Good Sam Enterprises LLC, Secured Notes, 11.500% due 12/1/16	265,950
		inVentiv Health Inc.:
315,000	CCC+	Company Guaranteed Notes, 10.000% due 8/15/18(a)	285,862
260,000	Caa2(e)	Senior Notes, 10.000% due 8/15/18(a)	235,950

		Total Professional Services	787,762

Real Estate Investment Trusts (REITs) – 1.2%
70,000	NR	Annaly Capital Management Inc., Senior Unsecured Notes, 4.000% due 2/15/15	83,038
70,200	NR	Ashton Woods USA LLC/Ashton Woods Finance Co., Company Guaranteed Notes, step bond to yield, 11.000% due 6/30/15(a)(b)	50,719
635,000	BB−	CNL Lifestyle Properties Inc., Company Guaranteed Notes, 7.250% due 4/15/19	552,450
603,000	B2(e)	Felcor Lodging LP, Senior Secured Notes, 10.000% due 10/1/14	643,702
1,180,000	CC	Realogy Corp., Company Guaranteed Notes, 11.000% due 4/15/18(a)	991,200

		Total Real Estate Investment Trusts (REITs)	2,321,109

Semiconductors & Semiconductor Equipment – 0.1%
65,000	B+	Advanced Micro Devices Inc., Senior Unsecured Notes, 8.125% due 12/15/17	67,113
240,000	B	Sensata Technologies BV, Company Guaranteed Notes, 6.500% due 5/15/19(a)	232,200

		Total Semiconductors & Semiconductor Equipment	299,313

Software – 0.7%
		First Data Corp., Company Guaranteed Notes:
4,434	B−	10.550% due 9/24/15(g)	4,190
910,000	CCC+	11.250% due 3/31/16(c)	768,950
585,000	B−	Vangent Inc., Company Guaranteed Notes, 9.625% due 2/15/15	615,713

		Total Software	1,388,853

Specialty Retail – 1.0%
725,000	B−	Bon-Ton Department Stores Inc. (The), Company Guaranteed Notes, 10.250% due 3/15/14	657,938
360,000	CCC	Burlington Coat Factory Warehouse Corp., Company Guaranteed Notes, 10.000% due 2/15/19(a)	337,500
380,000	B	Edcon Proprietary Ltd., Senior Secured Notes, 9.500% due 3/1/18(a)	298,300
215,000	B	Landry’s Restaurants Inc., Secured Notes, 11.625% due 12/1/15	227,362
375,000	BB+	QVC Inc., Senior Secured Notes, 7.375% due 10/15/20(a)	405,000

		Total Specialty Retail	1,926,100

Textiles, Apparel & Luxury Goods – 0.7%
130,000	B−	Empire Today LLC, Senior Secured Notes, 11.375% due 2/1/17(a)	122,200
410,000	CCC+	Gymboree Corp., Company Guaranteed Notes, 9.125% due 12/1/18(c)	356,700
380,000	BB−	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	423,700
545,000	CCC+	Quiksilver Inc., Company Guaranteed Notes, 6.875% due 4/15/15	513,663

		Total Textiles, Apparel & Luxury Goods	1,416,263

Tobacco – 0.2%
420,000	B	Alliance One International Inc., Company Guaranteed Notes, 10.000% due 7/15/16	381,675

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Trading Companies & Distributors – 0.5%
$285,000	B+	Ashtead Capital Inc., Secured Notes, 9.000% due 8/15/16(a)	$290,700
390,000	BB−	H&E Equipment Services Inc., Company Guaranteed Notes, 8.375% due 7/15/16	389,025
273,000	B	WESCO Distribution Inc., Company Guaranteed Notes, 7.500% due 10/15/17	272,317

		Total Trading Companies & Distributors	952,042

Transportation Infrastructure – 4.6%
360,000	BB+	Aircastle Ltd., Senior Unsecured Notes, 9.750% due 8/1/18	380,700
530,000	B−	CMA CGM SA, Senior Unsecured Notes, 8.500% due 4/15/17(a)	243,800
516,031	CCC	Florida East Coast Holdings Corp., Senior Notes, 10.500% due 8/1/17(a)(g)	500,550
420,000	B−	Florida East Coast Railway Corp., Senior Secured Notes, 8.125% due 2/1/17(a)	420,000
500,000	B	Hapag-Lloyd AG, Company Guaranteed Notes, 9.750% due 10/15/17(a)	410,000
540,000	D	Horizon Lines Inc., Senior Unsecured Notes, 4.250% due 8/15/12(b)	383,400
		Kansas City Southern de Mexico SA de CV, Senior Unsecured Notes:
180,000	BB	12.500% due 4/1/16	209,070
60,000	BB	8.000% due 2/1/18	64,800
250,000	BB	6.625% due 12/15/20(a)	261,250
170,000	BB	Kansas City Southern Railway, Company Guaranteed Notes, 13.000% due 12/15/13	196,988
		Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes:
450,000	B	8.625% due 11/1/17	377,438
190,000	B2(e)	8.625% due 11/1/17(a)	159,362
140,000	B+	Navios Maritime Holdings Inc./Navios Maritime Finance II US Inc., Company Guaranteed Notes, 8.125% due 2/15/19(a)	114,800
560,000	B	Overseas Shipholding Group Inc., Senior Unsecured Notes, 8.125% due 3/30/18(c)	478,800
1,375,000	B−	Quality Distribution LLC/QD Capital Corp., Secured Notes, 9.875% due 11/1/18	1,380,156
1,041,000	BB+	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	1,129,485
575,000	B+	Ship Finance International Ltd., Company Guaranteed Notes, 8.500% due 12/15/13	554,875
730,000	B	syncreon Global Ireland Ltd./syncreon Global Finance US Inc., Company Guaranteed Notes, 9.500% due 5/1/18(a)	691,675
320,000	BB	Teekay Corp., Senior Unsecured Notes, 8.500% due 1/15/20	312,800
1,020,000	CCC+	Western Express Inc., Senior Secured Notes, 12.500% due 4/15/15(a)(b)	790,500

		Total Transportation Infrastructure	9,060,449

Wireless Telecommunication Services – 3.1%
		Alcatel-Lucent USA Inc., Senior Unsecured Notes:
415,000	B	6.500% due 1/15/28	358,975
675,000	B	6.450% due 3/15/29	583,875
495,000	B−	Integra Telecom Holdings Inc., Senior Secured Notes, 10.750% due 4/15/16(a)	496,238
200,000	B	MetroPCS Wireless Inc., Company Guaranteed Notes, 7.875% due 9/1/18	203,750
400,000	B+	NII Capital Corp., Company Guaranteed Notes, 10.000% due 8/15/16	452,000
		PAETEC Holding Corp.:
905,000	CCC+	Company Guaranteed Notes, 9.500% due 7/15/15	954,775
460,000	B	Senior Secured Notes, 8.875% due 6/30/17	493,350
		Sprint Capital Corp., Company Guaranteed Notes:
685,000	BB−	8.375% due 3/15/12	708,975
1,305,000	BB−	8.750% due 3/15/32	1,344,150
625,000	BB−	Sprint Nextel Corp., Senior Unsecured Notes, 6.000% due 12/1/16	604,687

		Total Wireless Telecommunication Services	6,200,775

		TOTAL CORPORATE BONDS & NOTES (Cost — $171,943,643)	173,723,759

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
55,058	NR	Blackrock Capital Finance LP, Series 1996-R1, Class B3, 9.587% due 9/25/26(i)	4,584

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $41,861)	4,584

SENIOR LOANS – 0.1%
80,000	NR	CityCenter Holdings LLC (Restricted), 7.500% due 1/15/16	78,280

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

$135,616	NR	Trico Marine Services Inc. (Restricted), 10.000% due 5/13/14	$135,616

		Total	213,896

		TOTAL SENIOR LOANS (Cost — $216,016)	213,896

Shares

COMMON STOCKS – 0.7%
CONSUMER DISCRETIONARY – 0.5%
Media – 0.4%
16,441		Charter Communications Inc.*	820,077

Automobiles – 0.1%
4,280		General Motors Co.*	102,848

		TOTAL CONSUMER DISCRETIONARY	922,925

ENERGY – 0.2%
Energy Equipment & Services – 0.2%
18,163		DeepOcean Group Holdings AS (Restricted)(i)*	263,363
1,216		SemGroup Corp.*	27,883

		Total Energy Equipment & Services	291,246

		TOTAL ENERGY	291,246

FINANCIALS – 0.0%
Real Estate Investment Trusts (REITs) – 0.0%
0		Ashton Woods USA LLC, Class B Shares (Restricted)(b)(i)*	13,932

INDUSTRIALS – 0.0%
Building Products – 0.0%
1,062		Nortek Inc.*	25,090

INFORMATION TECHNOLOGY – 0.0%
Computers & Peripherals – 0.0%
15,767		Stratus Technology Bermuda Holding Ltd., Series B1(a)(b)(i)*	158

MATERIALS – 0.0%
Chemicals – 0.0%
1,999		Georgia Gulf Corp.*	42,359

		TOTAL COMMON STOCKS (Cost — $2,467,757)	1,295,710

PREFERRED STOCKS – 1.5%
CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
3,638		CMP Susquehanna Radio Holdings Corp., Series A (a)(b)(d)(i)*	36

FINANCIALS – 1.5%
Commercial Banks – 1.4%
24,200		Ally Financial Inc., 8.500%(d)	499,004
16,075		Banesto Holdings Ltd., Series A, 10.500%(a)	411,420
68,900		Zions Bancorporation, Series C, 9.500%	1,750,060
7,585		Zions Capital Trust B, 8.000%	189,625

		Total Commercial Banks	2,850,109

Diversified Financial Services – 0.1%
4,700		Federal National Mortgage Association (FNMA), Series S, 8.250%(d)	9,271

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Shares	Security	Value

FINANCIALS — 1.5% — (continued)
Diversified Financial Services — 0.1% — (continued)

814	Jack Cooper Holdings Corp. (a)(d)*	$81,360

	Total Diversified Financial Services	90,631

	TOTAL FINANCIALS	2,940,740

INFORMATION TECHNOLOGY – 0.0%
Computers & Peripherals – 0.0%
3,588	Stratus Technology Bermuda Holding Ltd., Series B1(a)(b)(i)*	36

	TOTAL PREFERRED STOCKS (Cost — $2,967,748)	2,940,812

CONVERTIBLE PREFERRED STOCKS – 0.8%
CONSUMER DISCRETIONARY – 0.2%
Media – 0.2%
570	LodgeNet Interactive Corp., 10.000% (a)	433,912

FINANCIALS – 0.6%
Commercial Banks – 0.6%
620	Bank of America Corp., Series L, 7.250%	552,420
675	Wells Fargo & Co., Series L, 7.500%	702,655

	Total Commercial Banks	1,255,075

	TOTAL FINANCIALS	1,255,075

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,620,140)	1,688,987

WARRANTS – 0.1%
CONSUMER DISCRETIONARY – 0.1%
Hotels, Restaurants & Leisure – 0.0%
118	Buffets Restaurants Holdings Inc., expires 4/28/14(i)*	1

Media – 0.0%
554	Charter Communications Inc., expires 11/30/14*	6,302
4,157	CMP Susquehanna Corp., expires 3/23/19(a)(b)(i)*	0

	Total Media	6,302

Automobiles – 0.1%
	General Motors Co.:
4,668	expires 7/10/16*	71,374
4,668	expires 7/10/19*	49,294

	Total Automobiles	120,668

	TOTAL CONSUMER DISCRETIONARY	126,971

ENERGY – 0.0%
Energy Equipment & Services – 0.0%
1,280	SemGroup Corp., Class A Shares, expires 11/30/14(b)*	6,720

FINANCIALS – 0.0%
Diversified Financial Services – 0.0%
	Jack Cooper Holdings Corp.:
376	expires 12/15/17(i)*	20,680
183	expires 5/6/18(i)*	10,065

	Total Diversified Financial Services	30,745

	TOTAL FINANCIALS	30,745

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Shares	Security	Value

INDUSTRIALS – 0.0%
Building Products – 0.0%
875	Nortek Inc., expires 12/7/14(b)*	$3,876

	TOTAL WARRANTS (Cost — $1,187,581)	168,312

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $180,444,746)	180,036,060

Face
Amount

SHORT-TERM INVESTMENTS (j) — 9.0%
MONEY MARKET FUND− 2.4%
4,608,799	Invesco STIT – Liquid Assets Portfolio(k)(Cost — $4,608,799)	4,608,799

TIME DEPOSITS- 6.6%
3,928,568	JPMorgan Chase & Co. - London, 0.030% due 9/1/11	3,928,568
9,257,683	Wells Fargo – Grand Cayman, 0.030% due 9/1/11	9,257,683

	TOTAL TIME DEPOSITS (Cost — $13,186,251)	13,186,251

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,795,050)	17,795,050

	TOTAL INVESTMENTS – 99.8% (Cost — $198,239,796#)	197,831,110

	Other Assets in Excess of Liabilities – 0.2%	524,716

	TOTAL NET ASSETS – 100.0%	$198,355,826

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing securities.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Illiquid Security.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2011.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	Security is currently in default.
(g)	Payment in-kind security for which part of the income earned maybe paid as additional principal.
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 6.6%.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $199,256,953.

Abbreviations used in this schedule:

PLC	—	Public Limited Company

See pages 142 and 143 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Summary of Investments by Security Type

Corporate Bonds & Notes	87.8%
Preferred Stock	1.5
Convertible Preferred Stock	0.8
Common Stock	0.7
Senior Loans	0.1
Warrant	0.1
Collateralized Mortgage Obligations	0.0 **
Short-Term Investments	9.0

100.0%

As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

SOVEREIGN BONDS – 62.8%
Australia – 10.2%
		Australia Government Bond:
$7,200,000	AUD	5.500% due 12/15/13 – 1/21/18	$8,182,862
4,300,000	AUD	4.750% due 6/15/16	4,766,710
3,200,000	AUD	5.250% due 3/15/19	3,653,043
5,600,000	AUD	5.750% due 5/15/21	6,639,725

		Total Australia	23,242,340

Belgium – 2.9%
		Belgium Government Bond:
1,600,000	EUR	3.500% due 3/28/15	2,356,727
3,000,000	EUR	3.250% due 9/28/16	4,320,031

		Total Belgium	6,676,758

Canada – 6.0%
		Canadian Government Bond:
7,400,000	CAD	1.500% due 12/1/12(a)	7,615,534
2,500,000	CAD	2.750% due 6/1/22(a)	2,591,991
1,500,000	CAD	Province of Ontario Canada, 4.600% due 6/2/39(a)	1,688,200
1,500,000	CAD	Province of Quebec Canada, 5.000% due 12/1/38(a)	1,758,343

		Total Canada	13,654,068

France – 7.5%
		France Government Bond:
9,800,000	EUR	3.500% due 4/25/15 – 4/25/20	15,073,297
900,000	EUR	4.750% due 4/25/35	1,511,615
300,000	EUR	French Treasury Note, 2.500% due 1/12/14	445,879

		Total France	17,030,791

Germany – 17.0%
8,300,000	EUR	Bundesobligation, 2.250% due 4/10/15	12,476,613
		Bundesrepublik Deutschland:
1,400,000	EUR	4.250% due 1/4/14	2,181,307
5,200,000	EUR	3.750% due 1/4/15 – 1/4/19	8,442,900
4,000,000	EUR	3.250% due 7/4/15 – 7/4/21	6,263,969
2,000,000	EUR	6.250% due 1/4/30	4,203,143
100,000	EUR	5.500% due 1/4/31	194,381
2,600,000	EUR	4.750% due 7/4/34	4,741,408
100,000	EUR	4.000% due 1/4/37	166,473

		Total Germany	38,670,194

Italy – 5.4%
8,800,000	EUR	Italy Buoni Poliennali Del Tesoro, 3.000% due 4/15/15	12,252,450

Japan – 6.7%
520,000,000	JPY	Japan Government Ten Year Bond, 1.500% due 12/20/17	7,217,726
		Japan Government Thirty Year Bond:
547,000,000	JPY	2.500% due 9/20/35 – 6/20/36	7,905,116

		Total Japan	15,122,842

Netherlands – 2.5%
		Netherlands Government Bond:
100,000	EUR	3.750% due 7/15/14	154,760
200,000	EUR	3.250% due 7/15/15	307,321
2,300,000	EUR	4.000% due 7/15/19	3,722,013
900,000	EUR	3.500% due 7/15/20	1,400,687

		Total Netherlands	5,584,781

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

Norway – 1.1%
$12,300,000	NOK	Norway Government Bond, 5.000% due 5/15/15	$2,531,863

Qatar – 1.1%
		Qatar Government International Bond:
1,300,000		5.250% due 1/20/20(a)(b)	1,465,750
800,000		6.400% due 1/20/40(a)(b)	980,000

		Total Qatar	2,445,750

Russia – 0.2%
432,500		Russian Foreign Bond – Eurobond, step bond to yield, 7.500% due 3/31/30	518,481

South Korea – 0.5%
400,000	EUR	Export – Import Bank of Korea, 5.750% due 5/22/13	600,855
600,000		Korea Development Bank, 4.000% due 9/9/16(a)	621,598

		Total South Korea	1,222,453

United Kingdom – 1.7%
		United Kingdom Treasury Gilt:
100,000	GBP	4.750% due 3/7/20	191,612
100,000	GBP	8.000% due 6/7/21	240,139
1,400,000	GBP	4.000% due 3/7/22	2,515,084
500,000	GBP	4.250% due 3/7/36	874,488

		Total United Kingdom	3,821,323

		TOTAL SOVEREIGN BONDS (Cost — $129,631,354)	$142,774,094

ASSET-BACKED SECURITIES – 0.4%
Student Loan – 0.4%
481,586		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.203% due 4/25/38(a)(c)	480,083
411,753		South Carolina Student Loan Corp., Series 2008-1, Class A2, 0.876% due 3/1/18(a)(c)	406,359

		Total Student Loan	886,442

		TOTAL ASSET-BACKED SECURITIES (Cost — $893,339)	886,442

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.1%
300,000		Banc of America Large Loan Inc., Series 2010-UB5, Class A4A, 5.671% due 2/17/51(a)(b)(c)	329,258
		Bear Stearns Adjustable Rate Mortgage Trust:
29,297		Series 2003-5, Class 1A2, 2.591% due 8/25/33(a)(c)	27,065
31,521		Series 2003-7, Class 6A, 2.811% due 10/25/33(a)(c)	30,092
109,984		Series 2004-2, Class 22A, 2.883% due 5/25/34(a)(c)	98,599
21,431		Series 2004-2, Class 23A, 2.814% due 5/25/34(a)(c)	20,192
76,060		Series 2005-2, Class A2, 2.731% due 3/25/35(a)(c)	70,475
244,069		Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 2.606% due 1/26/36(a)(c)	148,855
900,000		Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 0.426% due 2/5/19(a)(b)(c)	866,119
		Countrywide Alternative Loan Trust:
28,775		Series 2005-21CB, Class A3, 5.250% due 6/25/35(a)	24,051
163,489		Series 2007-11T1, Class A12, 0.568% due 5/25/37(a)(c)	84,662
72,866		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37(a)	44,935
96,169		Series 2007-7T2, Class A9, 6.000% due 4/25/37(a)	66,498
62,361		Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A1, 0.268% due 8/25/37(a)(c)	60,825
		Countrywide Home Loan Mortgage Pass Through Trust:
13,664		Series 2004-12, Class 11A1, 2.793% due 8/25/34(a)(c)	9,715
63,087		Series 2005-11, Class 3A1, 3.030% due 4/25/35(a)(c)	37,241
280,811		Series 2005-2, Class 1A1, 0.538% due 3/25/35(a)(c)	161,887
34,029		Series 2005-3, Class 2A1, 0.508% due 4/25/35(a)(c)	21,223
238,748		Series 2005-9, Class 1A3, 0.448% due 5/25/35(a)(c)	154,354
136,452		Series 2005-HYB9, Class 3A2A, 3.017% due 2/20/36(a)(c)	102,063
54,113		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.576% due 8/25/33(a)(c)	52,136

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

$81,245	Credit Suisse Mortgage Capital Certificates, Series 2007-5R, Class A5, 6.500% due 7/26/36(a)	$45,173
145,813	Crusade Global Trust, Series 2004-2, Class A2, 1.675% due 11/19/37(c)	203,036
329,541	CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36(a)	192,896
	Federal Home Loan Mortgage Corp. (FHLMC):
84,391	Structured Pass Through Securities, Series T-35, Class A, 0.498% due 9/25/31(a)(c)	80,140
124,048	Structured Pass Through Securities, Series T-62, Class 1A1, 1.456% due 10/25/44(a)(c)	127,987
	Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
175,113	Series 2391, Class FJ, 0.707% due 4/15/28(a)(c)	175,531
194,732	Series 3037, Class BC, 4.500% due 2/15/20(a)	204,301
347,048	Series 3174, Class FM, 0.447% due 5/15/36(a)(c)	346,605
23,465	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44(a)	26,402
	Federal National Mortgage Association (FNMA), REMICS:
16,366	Series 2003-34, Class A1, 6.000% due 4/25/43(a)	18,455
34,826	Series 2005-120, Class NF, 0.318% due 1/25/21(a)(c)	34,749
158,029	Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44(a)	178,028
22,090	First Horizon Asset Securities Inc., Series 2003-AR4, Class 2A1, 2.706% due 12/25/33(a)(c)	20,403
	Government National Mortgage Association (GNMA):
760,185	Series 2004-68, Class ZC, 6.000% due 8/20/34(a)	895,152
1,246,607	Series 2007-2, Class PA, 5.500% due 6/20/35(a)	1,274,158
18,531	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 1.850% due 3/25/33(a)(c)	17,580
	Harborview Mortgage Loan Trust:
48,752	Series 2003-1, Class A, 2.956% due 5/19/33(a)(c)	45,577
60,815	Series 2005-2, Class 2A1A, 0.432% due 5/19/35(a)(c)	39,387
200,437	Series 2006-SB1, Class A1A, 1.102% due 12/19/36(a)(c)	103,255
17,340,000	JLOC Ltd., Series 36A, Class A1, 0.453% due 2/16/16(a)(b)(c)	208,538
75,727	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A1, 5.550% due 10/25/36(a)(c)	70,594
	JP Morgan Mortgage Trust:
26,091	Series 2003-A2, Class 3A1, 2.109% due 11/25/33(a)(c)	25,211
23,690	Series 2005-A1, Class 6T1, 5.018% due 2/25/35(a)(c)	22,881
699,856	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 0.744% due 7/9/21(a)(b)(c)	673,055
22,055	Merrill Lynch Mortgage Investors Inc., Series 2003-A2, Class 1A1, 2.277% due 2/25/33(a)(c)	19,587
140,270	MLCC Mortgage Investors Inc., Series 2005-2, Class 1A, 1.653% due 10/25/35(a)(c)	122,690
193,695	Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, 0.478% due 7/25/35(a)(c)	178,075
	Puma Finance Ltd.:
253,629	Series G5, Class A1, 0.368% due 2/21/38(a)(b)(c)	242,705
88,488	Series P10, Class BA, 5.422% due 7/12/36(c)(d)	92,322
307,090	Series P11, Class BA, 5.303% due 8/22/37(c)	316,865
125,412	Residential Accredit Loans Inc., Series 2007-QO2, Class A1, 0.368% due 2/25/47(a)(c)	56,459
	Residential Asset Securitization Trust:
50,031	Series 2005-A15, Class 5A1, 5.750% due 2/25/36(a)	33,800
106,989	Series 2006-R1, Class A2, 0.618% due 1/25/46(a)(c)	45,875
	Structured Adjustable Rate Mortgage Loan Trust:
28,593	Series 2004-1, Class 4A1, 2.491% due 2/25/34(a)(c)	26,058
102,562	Series 2004-19, Class 2A1, 1.652% due 1/25/35(a)(c)	63,450
136,067	Series 2004-4, Class 3A2, 2.571% due 4/25/34(a)(c)	112,719
	Structured Asset Mortgage Investments Inc.:
142,511	Series 2005-AR2, Class 2A1, 0.448% due 5/25/45(a)(c)	85,656
154,030	Series 2005-AR8, Class A1A, 0.498% due 2/25/36(a)(c)	90,295
98,255	Series 2006-AR5, Class 1A1, 0.428% due 5/25/46(a)(c)	52,320
200,000	Series 2007-AR4, Class A3, 0.438% due 9/25/47(a)(c)	76,344
242,079	Series 2007-AR6, Class A1, 1.752% due 8/25/47(a)(c)	126,344
	Swan Trust:
283,475	Series 2006-1E, Class A1, 0.361% due 5/12/37(c)	275,140
364,468	Series 2006-1E, Class A2, 4.970% due 5/12/37(c)	382,690
408,443	Torrens Trust, Series 2007-1, Class A, 5.303% due 10/19/38(c)	433,778
	Wachovia Bank Commercial Mortgage Trust:
900,000	Series 2006-C23, Class A5, 5.416% due 1/15/45(c)	979,513

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

$500,000		Series 2006-C28, Class A4, 5.572% due 10/15/48	$530,131
371,529		Series 2006-WL7A, Class A1, 0.297% due 9/15/21(b)(c)	358,503
		WaMu Mortgage Pass Through Certificates:
4,101		Series 2001-7, Class A, 1.459% due 5/25/41(c)	3,611
36,738		Series 2002-AR9, Class 1A, 1.652% due 8/25/42(c)	31,062
16,526		Series 2003-AR5, Class A7, 2.576% due 6/25/33(a)(c)	15,888
1,448,325		Series 2003-AR9, Class 1A6, 2.589% due 9/25/33(c)	1,376,633
128,821		Series 2005-AR13, Class A1A1, 0.508% due 10/25/45(a)(c)	101,649
225,452		Series 2006-AR13, Class 2A, 2.860% due 10/25/46(c)	160,178
134,219		Series 2006-AR4, Class 2A1A, 2.838% due 5/25/46(c)	89,819
63,503		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A, 1.192% due 7/25/46(c)	24,581

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,122,523)	13,944,079

CORPORATE BONDS & NOTES – 29.1%
Australia – 2.7%
2,100,000	AUD	Investec Bank Australia Ltd., Government Liquid Guaranteed Notes, 5.000% due 2/27/14	2,273,411
900,000		Macquarie Bank Ltd., Government Liquid Guaranteed Notes, 2.600% due 1/20/12(a)(b)	907,158
500,000		National Australia Bank, Subordinated Notes, 0.437% due 6/19/17(c)	485,036
1,400,000	GBP	Suncorp-Metway Ltd., Government Liquid Guaranteed Notes, 4.000% due 1/16/14	2,417,636

		Total Australia	6,083,241

Bermuda – 0.3%
		Noble Group Ltd., Senior Unsecured Notes:
300,000		6.750% due 1/29/20(a)(b)	304,500
400,000		6.750% due 1/29/20	406,000

		Total Bermuda	710,500

Brazil – 0.7%
1,000,000		Banco do Brasil SA, Senior Unsecured Notes, 2.947% due 7/2/14(b)(c)(e)	1,012,356
500,000		Banco Santander Brasil SA, Senior Unsecured Notes, 4.500% due 4/6/15(a)(b)	507,500

		Total Brazil	1,519,856

British Virgin Islands – 0.2%
500,000		Gerdau Trade Inc., Company Guaranteed Notes, 5.750% due 1/30/21(a)(b)	502,500

Canada – 0.1%
200,000	CAD	HSBC Financial Corp., Ltd., Company Guaranteed Notes, 1.503% due 5/3/12(a)(c)	200,865

Cayman Islands – 0.5%
100,000		Braskem Finance Ltd., Company Guaranteed Notes, 7.000% due 5/7/20(a)(b)	107,750
200,000		CSN Islands XI Corp., Company Guaranteed Notes, 6.875% due 9/21/19(d)	215,000
400,000		Odebrecht Drilling Norbe VIII/IX Ltd., Senior Secured Notes, 6.350% due 6/30/21(a)(b)	422,500
300,000		Petrobras International Finance Co. - Pifco, Company Guaranteed Notes, 5.750% due 1/20/20(a)	326,967

		Total Cayman Islands	1,072,217

Chile – 0.6%
1,000,000		Banco Santander Chile, Senior Unsecured Notes, 1.850% due 1/19/16(a)(b)(c)	972,500
300,000		Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 5.000% due 1/21/21(a)	306,197

		Total Chile	1,278,697

France – 3.0%
300,000	EUR	BNP Paribas Home Loan Covered Bonds SA, Covered Notes, 4.500% due 5/30/14	458,919
		BPCE SA:
300,000	EUR	Junior Subordinated Notes, 6.117% due 10/29/49(c)	300,344
1,000,000		Senior Unsecured Notes, 2.019% due 2/7/14(a)(b)(c)	980,626
700,000	EUR	Credit Mutuel – CIC Home Loan SFH, Covered Notes, 4.750% due 7/17/12	1,035,771
209,000	EUR	France Telecom SA, Senior Unsecured Notes, 7.250% due 1/28/13	322,095
900,000	EUR	Societe Generale, Junior Subordinated Notes, 7.756% due 5/29/49(c)	1,098,755

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

France — 3.0% — (continued)

$1,600,000	EUR	Societe Generale Societe de Credit Fonciere, Covered Notes, 5.000% due 3/27/19	$2,584,416

		Total France	6,780,926

Germany – 0.5%
700,000	EUR	Kreditanstalt fuer Wiederaufbau, Foreign Government Guaranteed Notes, 3.875% due 1/21/19	1,095,695

India – 0.3%
300,000		ICICI Bank Ltd., Senior Unsecured Notes, 5.500% due 3/25/15	309,640
400,000		Indian Oil Corp., Ltd., Bonds, 4.750% due 1/22/15	419,765

		Total India	729,405

Ireland – 0.7%
		AK Transneft OJSC Via TransCapitalInvest Ltd.:
400,000		Company Guaranteed Notes, 8.700% due 8/7/18(a)(b)	492,500
200,000		Senior Unsecured Notes, 5.670% due 3/5/14(a)(b)	210,182
800,000		RZD Capital Ltd., Senior Secured Notes, 5.739% due 4/3/17	844,000

		Total Ireland	1,546,682

Japan – 0.2%
400,000		Resona Bank Ltd., Junior Subordinated Notes, 5.850% due 9/29/49(a)(b)(c)	404,863
100,000	EUR	Tokyo Electric Power Co., Inc. (The), Senior Secured Notes, 4.500% due 3/24/14(a)	123,883

		Total Japan	528,746

Jersey Channel Islands – 0.1%
200,000	GBP	HBOS Capital Funding LP, Limited Guaranteed Notes, 9.540% due 3/29/49	278,149

Luxembourg – 0.9%
600,000		Gazprom OAO Via Gaz Capital SA, Senior Unsecured Notes, 6.510% due 3/7/22	655,500
300,000		Gazprom Via Gaz Capital SA, Senior Secured Notes, 9.250% due 4/23/19	384,000
		TNK-BP Finance SA, Company Guaranteed Notes:
300,000		7.500% due 7/18/16	336,000
300,000		7.875% due 3/13/18	343,860
300,000		7.250% due 2/2/20	331,860

		Total Luxembourg	2,051,220

Netherlands – 1.8%
500,000		Gazprom OAO Via White Nights Finance BV, Secured Notes, 10.500% due 3/25/14	586,850
		ING Bank NV:
800,000	EUR	Covered Notes, 5.250% due 6/5/18	1,304,100
700,000		Senior Unsecured Notes, 0.876% due 1/13/12(a)(b)(c)	700,217
696,537	EUR	NXP BV/NXP Funding LLC, Senior Secured Notes, 4.355% due 10/15/13(a)(c)	973,261
500,000		SABIC Capital I BV, Company Guaranteed Notes, 3.000% due 11/2/15	507,554

		Total Netherlands	4,071,982

New Zealand – 0.6%
		ANZ National International Ltd.:
200,000		Bank Guaranteed Notes, 6.200% due 7/19/13(a)(b)	216,405
1,200,000		Government Liquid Guaranteed Notes, 3.250% due 4/2/12(a)(b)	1,218,029

		Total New Zealand	1,434,434

Norway – 1.1%
1,200,000	EUR	DnB NOR Boligkreditt, Covered Notes, 4.125% due 2/1/13	1,787,414
		Statoil ASA, Company Guaranteed Notes:
300,000		3.125% due 8/17/17(a)	319,736
300,000		5.100% due 8/17/40(a)	327,521

		Total Norway	2,434,671

Qatar – 0.4%
100,000		Qatari Diar Finance QSC, Government Guaranteed Notes, 5.000% due 7/21/20	109,250

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

Qatar — 0.4% — (continued)

$600,000		Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19(d)	$722,250

		Total Qatar	831,500

Sweden – 0.5%
800,000	EUR	Stadshypotek AB, Covered Notes, 3.750% due 12/12/13	1,204,429

United Kingdom – 2.7%
600,000	EUR	Bank of Scotland PLC, Bank Guaranteed Notes, 5.625% due 5/23/13	900,037
200,000		BP Capital Markets PLC, Company Guaranteed Notes, 2.750% due 2/27/12	202,190
600,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)(b)	555,832
200,000		LBG Capital No.1 PLC, Bank Guaranteed Notes, 8.500% due 12/29/49(b)(c)	177,000
		Lloyds TSB Bank PLC:
100,000		Bank Guaranteed Notes, 4.375% due 1/12/15(a)(b)	98,609
2,300,000		Government Liquid Guaranteed Notes, 2.800% due 4/2/12(a)(b)	2,332,754
1,000,000		Pearson Dollar Finance PLC, Company Guaranteed Notes, 5.700% due 6/1/14(a)(b)	1,105,305
500,000	EUR	Royal Bank of Scotland PLC (The), Subordinated Notes, 4.625% due 9/22/21(c)	577,337
100,000		Tate & Lyle International Finance PLC, Company Guaranteed Notes, 5.000% due 11/15/14(a)(b)	109,095
100,000		XL Capital Finance Europe PLC, Company Guaranteed Notes, 6.500% due 1/15/12	101,833

		Total United Kingdom	6,159,992

United States – 11.2%
		Ally Financial Inc.:
		Company Guaranteed Notes:
800,000		6.875% due 9/15/11(a)	819,375
200,000		6.750% due 12/1/14(a)	201,500
500,000		Senior Unsecured Notes, 0.000% due 6/15/15(a)	362,000
		American Express Bank FSB, Senior Unsecured Notes:
800,000		0.351% due 5/29/12(a)(c)	797,894
800,000		0.357% due 6/12/12(a)(c)	797,917
		American International Group Inc.:
		Junior Subordinated Notes:
800,000	EUR	8.000% due 5/22/38(c)	1,042,922
1,000,000	EUR	4.875% due 3/15/67(c)	1,051,565
600,000	GBP	5.750% due 3/15/67(c)	746,609
100,000,000	JPY	Senior Unsecured Notes, 0.305% due 4/3/12(c)	1,299,011
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/5/17	1,188,123
		Bank of America Corp.:
500,000		Senior Unsecured Notes, 0.750% due 9/11/12(a)(c)	495,223
900,000	EUR	Subordinated Notes, 4.750% due 5/23/17(c)	1,045,116
100,000		Buckeye Partners LP, Senior Unsecured Notes, 4.875% due 2/1/21(a)	104,444
100,000		Capital One Financial Corp., Senior Unsecured Notes, 5.700% due 9/15/11(a)	100,988
300,000		CenterPoint Energy Resources Corp., Senior Unsecured Notes, 4.500% due 1/15/21(a)(b)	318,948
300,000		CMS Energy Corp., Senior Unsecured Notes, 5.050% due 2/15/18(a)	310,512
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
600,000		8.000% due 6/1/14(a)	649,238
400,000		8.700% due 10/1/14(a)	444,216
1,000,000		GATX Financial Corp., Senior Unsecured Notes, 5.500% due 2/15/12(a)	1,017,957
700,000		Gerdau Holdings Inc., Company Guaranteed Notes, 7.000% due 1/20/20(a)(b)	763,000
		Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
900,000	EUR	5.375% due 2/15/13	1,316,165
200,000		0.697% due 3/22/16(a)(c)	180,501
500,000	AUD	5.480% due 4/12/16(c)	486,964
1,300,000		HSBC Finance Corp., Senior Subordinated Notes, 6.676% due 1/15/21(a)(b)	1,258,751
300,000		iStar Financial Inc., Senior Unsecured Notes, 5.150% due 3/1/12(a)	298,500
400,000	EUR	JPMorgan Chase Bank NA, Subordinated Notes, 4.375% due 11/30/21(c)	541,362
300,000		Lazard Group LLC, Senior Unsecured Notes, 7.125% due 5/15/15(a)	338,688
		Lehman Brothers Holdings Inc., Senior Unsecured Notes:
1,300,000		0.000% due 5/25/10(f)	325,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

United States — 11.2% — (continued)

$600,000		6.875% due 5/2/18(f)	$156,750
500,000		Limited Brands Inc., Senior Unsecured Notes, 6.900% due 7/15/17(a)	525,000
650,000		Macy’s Retail Holdings Inc., Company Guaranteed Notes, 5.750% due 7/15/14(a)	705,261
600,000		Merrill Lynch & Co., Inc., Notes, 0.557% due 6/5/12(a)(c)	591,378
100,000		SLM Corp., Senior Unsecured Notes, 5.000% due 10/1/13(a)	100,580
		Springleaf Finance Corp., Senior Unsecured Notes:
300,000		5.200% due 12/15/11(a)	299,250
800,000		4.875% due 7/15/12(a)	784,000
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18(a)	1,090,000
500,000		UST LLC, Senior Unsecured Notes, 5.750% due 3/1/18(a)	572,413
1,700,000	EUR	WM Covered Bond Program, Covered Bonds, 3.875% due 9/27/11	2,442,126

		Total United States	25,569,247

		TOTAL CORPORATE BONDS & NOTES (Cost — $61,003,337)	66,084,954

MORTGAGE-BACKED SECURITIES – 5.3%
FNMA – 5.2%
		Federal National Mortgage Association (FNMA):
700,000		5.480% due 7/1/18(a)(c)	760,727
989,197		5.700% due 8/1/18(a)(c)	1,074,080
226,662		2.611% due 11/1/34(a)(c)	240,299
368,599		6.500% due 8/1/37(a)	409,340
8,000,000		4.000% due 10/1/40(g)	8,267,500
994,410		3.500% due 3/1/41(a)	1,003,131
57,753		7.000% due 10/1/48(a)	65,788

		TOTAL FNMA	11,820,865

GNMA – 0.1%
161,436		Government National Mortgage Association II (GNMA), 6.000% due 9/20/38(a)	177,155

		TOTAL GNMA	177,155

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $11,765,197)	11,998,020

MUNICIPAL BONDS – 1.0%
United States – 1.0%
200,000		Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875% due 6/1/47(a)	140,374
1,500,000		Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, 6.890% due 1/1/42(a)	1,614,405
200,000		New York City Transitional Finance Authority, Build America Bonds Project, 5.508% due 8/1/37(a)	219,918
300,000		Philadelphia School District, Build America Bonds Project, 6.765% due 6/1/40(a)	316,527
100,000		Puerto Rico Sales Tax Financing Corp., Series A, AMBAC-Insured, 0.000% due 8/1/54(a)	5,991
100,000		Tobacco Settlement Financing Corp., New Jersey, Series 1A, 5.000% due 6/1/41(a)	66,289

		Total United States	2,363,504

		TOTAL MUNICIPAL BONDS (Cost — $2,297,839)	2,363,504

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 4.4%
U.S. GOVERNMENT OBLIGATIONS – 4.4%
3,000,000		U.S. Treasury Bond, 4.375% due 5/15/41(a)	3,438,738

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

U.S. GOVERNMENT OBLIGATIONS — 4.4% — (continued)

		U.S. Treasury Inflation Indexed Bonds:
$4,432,182		2.125% due 2/15/41(a)(h)	$5,481,364
1,035,020		1.250% due 7/15/20(a)(h)	1,149,033

		TOTAL U.S. GOVERNMENT OBLIGATIONS	10,069,135

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $9,968,577)	10,069,135

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $229,682,166)	248,120,228

SHORT-TERM INVESTMENTS — 3.3%
CORPORATE NOTES - 0.3%
300,000		Banco Santander Brazil SA, 0.000% due 12/29/11(b)	297,526
500,000		Export – Import Bank of Korea, 1.300% due 3/13/12(b)	500,022

		TOTAL CORPORATE NOTE (Cost — $797,526)	797,548

REPURCHASE AGREEMENTS – 0.5%
1,100,000		Barclays Capital Inc. repurchase agreement dated 8/31/11, 0.070% due 9/1/11, Proceeds at maturity - $1,100,002; (Fully collateralized by U.S. Treasury Inflation Index Note 0.125% due 4/15/16; Market Valued - $1,123,775)(i)	1,100,000

TIME DEPOSITS- 0.6%
399,898		Bank of America – London, 0.030% due 9/1/11	399,898
		BBH – Grand Cayman:
6,295,417	JPY	0.010% due 9/1/11	82,288
106	DKK	0.200% due 9/1/11	21
15,439	CAD	0.259% due 9/1/11	15,781
123	NZD	1.700% due 9/1/11	105
972	AUD	4.001% due 9/1/11	1,040
		JPMorgan Chase & Co. - London:
555,594		0.030% due 9/1/11	555,594
45,645	GBP	0.111% due 9/1/11	74,246
86,518	EUR	0.128% due 9/1/11	124,630
220,287	SEK	1.100% due 9/1/11	34,833

		TOTAL TIME DEPOSITS (Cost — $1,288,436)	1,288,436

U.S. GOVERNMENT OBLIGATIONS – 1.9%
		U.S. Treasury Bills:
871,000		0.022% due 9/1/11(h)(i)	871,000
503,000		0.045% due 9/8/11 – 9/15/11(h)(i)	502,992
1,400,000		0.003% due 10/20/11(i)	1,399,994
1,540,000		0.008% due 11/17/11(i)	1,539,975

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $4,313,961)	4,313,961

		TOTAL SHORT-TERM INVESTMENTS (Cost — $7,499,923)	7,499,945

		TOTAL INVESTMENTS – 112.4% (Cost — $237,182,089 #)	255,620,173

		Liabilities in Excess of Other Assets – (12.4%)	(28,194,526)

		TOTAL NET ASSETS – 100.0%	$227,425,647

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.

See Notes to Financial Statements.

Schedules of Investments
(continued)

(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2011.
(d)	Illiquid Security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Security is currently in default.
(g)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(i)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $240,323,286.

Abbreviations used in this schedule:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
DKK	—	Danish Krone
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PLC	—	Public Limited Company
SEK	—	Swedish Krona

Summary of Investments by Security Type

Sovereign Bonds	55.9%
Corporate Bonds & Notes	25.9
Collateralized Mortgage Obligations	5.5
Mortgage-Backed Securities	4.7
U.S. Government & Agency Obligations	3.9
Municipal Bonds	0.9
Asset-Backed Securities	0.3
Short-Term Investments	2.9

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Schedule of Options Contracts Written

Contracts		Security Name	Expiration Date	Strike Price	Value

United States
1,600,000		Swaption, 3-Month USD-LIBOR, Call	9/12/11	$1.80	$40,100
1,600,000		Swaption, 3-Month USD-LIBOR, Put	9/12/11	2.50	0
3,100,000		Swaption, 3-Month USD-LIBOR, Put	2/13/12	0.35	6,062
3,100,000		Swaption, 3-Month USD-LIBOR, Call	2/13/12	0.35	1,229
1,300,000		Swaption, 3-Month USD-LIBOR, Put	2/13/12	0.45	4,639
1,300,000		Swaption, 3-Month USD-LIBOR, Call	2/13/12	0.45	1,270
1,300,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	1,006
1,500,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	1,161
2,500,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	1,566
2,500,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	1,566
9,700,000		Swaption, 3-Month USD-LIBOR, Call	8/13/12	0.40	8,415
9,700,000		Swaption, 3-Month USD-LIBOR, Put	8/13/12	0.40	20,122
800,000		Swaption, 3-Month USD-LIBOR, Put	8/13/12	1.00	6,364
800,000		Swaption, 3-Month USD-LIBOR, Call	8/13/12	1.00	4,718
800,000		Swaption, 3-Month USD-LIBOR, Put	9/24/12	2.25	866
9,000,000		Swaption, 3-Month USD-LIBOR, Put	9/24/12	2.25	9,742
1,100,000		Swaption, 3-Month USD-LIBOR, Put	7/11/13	1.20	9,148
1,100,000		Swaption, 3-Month USD-LIBOR, Call	7/11/13	1.20	7,441
3,000,000	EUR	Swaption, 6-Month EUR-LIBOR, Put	7/1/14	10.00	629
2		U.S. Treasury Bonds 10-Year Futures, Put	9/23/11	124.00	63
2		U.S. Treasury Bonds 10-Year Futures, Call	9/23/11	128.00	3,156

		Total United States			$129,263

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $249,865)			$129,263

Schedule of Forward Sale Commitments

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$10,500,000	3.500% due 09/01/41(a)	$10,579,161
6,500,000	4.500% due 09/01/41(a)	6,869,433
1,000,000	6.000% due 10/01/41(a)	1,105,000

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $18,611,289)	$18,553,594

(a)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).
For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating††	Security	Value

MUNICIPAL BONDS – 94.5%
Alaska – 5.1%
$2,000,000	Aa2(a)	Alaska Municipal Bond Bank Authority, Series Three, 5.000% due 9/1/17	$2,380,400
1,750,000	AA−	North Slope Boro Alaska, GO, Series A, NPFG-Insured, 5.000% due 6/30/16	2,052,225

		Total Alaska	4,432,625

California – 8.0%
1,000,000	AA+	California Infrastructure & Economic Development Bank Revenue, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(b)	1,221,670
1,050,000	AA−	California Statewide Communities Development Authority, Sutter Health Project, Series A, 5.500% due 8/15/26	1,134,588
1,000,000	AA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, Prerefunded7/01/14 @ 100, NPFG-Insured, 5.250% due 7/1/19(b)	1,137,960
1,000,000	Baa1(a)	Rancho Mirage Joint Powers Financing Authority, Eisenhower Medical Center, Series A, 5.000% due 7/1/27	962,880
1,000,000	AA−	San Francisco, CA, City & County Public Utilities Commission, Sub-Series D, 5.000% due 11/1/19	1,219,580
1,230,000	Aa1(a)	Santa Monica-Malibu, California, Unified School District, Election of 2006 Project, Series A, FGIC & NPFG-Insured, 5.000% due 8/1/26	1,334,415

		Total California	7,011,093

Colorado – 4.4%
1,000,000	AA+	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Revolving Fund, Series A, 5.500% due 9/1/22	1,264,650
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,581,503

		Total Colorado	3,846,153

Connecticut – 1.4%
1,000,000	AA	State of Connecticut, GO, Series C, 5.000% due 6/1/17	1,202,630

District of Colombia – 1.3%
1,075,000	AA+	Metropolitan Washington D.C., Airports Authority System, Refunding, Series D, AGM-Insured, AMT, 5.375% due 10/1/18(c)	1,114,463

Florida – 3.9%
1,000,000	A	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, NPFG-Insured, 5.375% due 8/1/18	1,034,620
1,000,000	A	Jacksonville, FL, Sales Tax Revenue, Better Jacksonville Projects, 5.000% due 10/1/21	1,086,670
1,000,000	A+	Miami-Dade County, FL, Water & Sewer Revenue, XLCA-Insured, 5.000% due 10/1/21	1,107,860
195,000	AA−	Tampa, Florida Utility Tax & Special Revenue, Series A, Prerefunded 10/1/12 @ 101, AMBAC-Insured, 5.250% due 10/1/19(b)	207,418

		Total Florida	3,436,568

Georgia – 2.6%
2,000,000	AA+	Augusta, GA, Water & Sewer Revenue, AGM-Insured, 5.000% due 10/1/21	2,270,480

Illinois – 7.9%
		Chicago, IL:
1,000,000	AA−	Board of Education, GO, School Reform Board, Series A, FGIC & NPFG-Insured, 5.250% due 12/1/20	1,125,270
1,000,000	AA+	Housing Authority Capital Program Revenue, Refunding, AGM-Insured, 5.000% due 7/1/14	1,086,410
		Illinois Finance Authority Revenue:
1,095,000	A3(a)	DePaul University, Series A, 5.375%, due 10/1/19	1,297,367
1,000,000	A	OBG Bradley University, XLCA-Insured, 5.000% due 8/01/34	997,250
1,025,000	AA+	Illinois State Toll Highway Authority, Series A-1, Prerefunded7/01/16 @ 100, FSA-Insured, 5.000% due 1/1/25(b)	1,224,895
1,000,000	AA−	University of Illinois, University Revenue, Auxiliary Facilities System, Series B, FGIC & NPFG-Insured, 5.500% due 4/1/19	1,168,880

		Total Illinois	6,900,072

Indiana – 1.1%
1,000,000	AA+	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, Escrowed to Maturity, 5.750% due 9/1/15(d)	1,003,380

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating††	Security	Value

Kansas – 1.4%
$1,065,000	AA+	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	$1,179,136

Massachusetts – 4.4%
1,400,000	AA	Commonwealth of Massachusetts, GO, Series A, NPFG-Insured, 5.250% due 8/1/16	1,678,768
1,000,000	AAA	Massachusetts Bay Transportation Authority Revenue, Series A, 5.250% due 7/1/34	1,145,110
1,000,000	A2(a)	Massachusetts Health & Educational Facilities Authority Revenue, Northeastern University, Series R, 5.000% due 10/1/28	1,039,780

		Total Massachusetts	3,863,658

Michigan – 2.1%
1,750,000	AA+	Kalamazoo Michigan Hospital Finance Authority, Hospital Facilities Revenue, Bronson Hospital A RMK 4/30/08, AGM-Insured, 5.000% due 5/15/26	1,823,570

Minnesota – 0.6%
472,914	AA+	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	500,669

Nevada – 1.8%
1,500,000	AA+	Clark County, NV, GO, Refunding Flood Control, FGIC & NPFG-Insured, 4.750% due 11/1/24	1,573,890

New Jersey – 6.4%
1,000,000	Aa3(a)	Egg Harbor Township School District, GO, AGM-Insured, 5.500% due 7/15/22	1,243,830
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Atlanticare Regional Medical Center, 5.000% due 7/1/27	1,518,765
		New Jersey State:
1,340,000	Aa2(a)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,721,753
1,000,000	A	Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,140,530

		Total New Jersey	5,624,878

New Mexico – 1.4%
1,150,000	AAA	New Mexico Finance Authority Revenue, Senior Lien-Public Project Revolving Fund, Series E, NPFG-Insured, 5.000% due 6/1/29	1,230,857

New York – 5.4%
		New York City, NY:
1,450,000	AAA	Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,474,026
1,000,000	AA	Series D, 5.000% due 11/1/27	1,043,450
		New York State:
1,000,000	AA−	Dormitory Authority Revenue, Series B, Mandatory Put 5/15/12 @ 100, 5.250%, due 11/15/23(e)	1,032,460
1,100,000	AA+	Urban Development Corp., Refunding, Correctional Capital Facilities, Series A, AGM-Insured, 5.250% due 1/01/14	1,164,207

		Total New York	4,714,143

North Carolina – 2.4%
2,000,000	A−	North Carolina Eastern Municipal Power Agency, Series B, 5.000% due 1/1/26	2,119,200

Oregon – 4.3%
1,000,000	AA+	Oregon State Department of Administrative Services, COP, Series A, AGM-Insured, 5.000% due 5/1/24	1,048,870
1,000,000	AA−	Port of Portland Airport Revenue, Portland International Project, Sub-series Twenty C, AMT, 5.000% due 7/1/16(c)	1,124,910
1,330,000	Aa2(a)	Washington & Clackamas Counties School District No 23, GO, NPFG-Insured, 5.000% due 6/15/22	1,589,550

		Total Oregon	3,763,330

Pennsylvania – 2.8%
2,000,000	AA	Commonwealth of Pennsylvania, GO, 5.000% due 7/1/17	2,408,440

Tennessee – 1.0%
1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, University Health System, 5.250% due 4/1/36	911,360

Texas – 10.9%
2,000,000	AAA	Keller, Texas Independent School District, PSF-GTD−Insured, 4.750% due 8/15/32	2,074,300

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating††	Security	Value

Texas — 10.9% — (continued)

$2,000,000	AA	RoundRock, Texas, Independent School District, GO, 5.000% due 8/1/33	$2,108,420
		Texas State, Transportation Commission:
1,000,000	AAA	5.000%, due 4/1/27	1,097,020
2,575,000	AAA	5.250%, due 4/1/26	3,172,245
1,000,000	AA+	Waxahachie, Texas, GO, Series A, AGM-Insured, 5.000% due 8/1/25	1,082,660

		Total Texas	9,534,645

Washington – 8.9%
1,500,000	AAA	Central Puget Sound Regional Transportation Authority, Sales & Use Tax Revenue, Series A, AMBAC-Insured, 5.000% due 11/1/24	1,624,080
2,000,000	AA+	King County, Washington School District No 210 Federal Way, FGIC & NPFG-Insured, 5.000% due 12/1/23	2,228,280
2,000,000	AA+	State of Washington, GO, Series A, 5.000% due 7/1/22	2,311,640
1,500,000	A+	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	1,661,220

		Total Washington	7,825,220

Wisconsin – 5.0%
2,500,000	AA+	State of Wisconsin, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	3,022,650
1,340,000	BBB	Wisconsin State, HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,331,906

		Total Wisconsin	4,354,556

		TOTAL MUNICIPAL BONDS (Cost — $77,873,522)	82,645,016

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $77,873,522)	82,645,016

SHORT-TERM INVESTMENTS — 7.1%
TIME DEPOSITS- 7.1%
6,246,633		Wells Fargo – Grand Cayman, 0.030% due 9/1/11 (Cost — $6,246,633)	6,246,633

		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,246,633)	6,246,633

		TOTAL INVESTMENTS – 101.6% (Cost — $84,120,155 #)	88,891,649

		Liabilities in Excess of Other Assets – (1.6%)	(1,378,054)

		TOTAL NET ASSETS – 100.0%	$87,513,595

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2011.
#	Aggregate cost for federal income tax purposes is $84,120,155.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Abbreviations used in this schedule:

AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corporation
AMT	—	Alternative Minimum Tax
COP	—	Certificate of Participation
FGIC	—	Financial Guarantee Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HEFA	—	Health & Education Facility Authority
NPFG	—	National Public Finance Guarantee Corp.
XLCA	—	XL Capital Assurance Inc.

See pages 142 and 143 for definition of ratings.

Summary of Investments by Industry

General Obligation	21.8%
Education	20.2
Transportation	14.0
Health Care Providers & Services	10.3
Utilities	7.0
Development	5.1
Water and Sewer	2.7
Bond Bank	2.7
Airport	2.5
Public Facilities	2.5
Power	2.4
Housing	1.8
Short-Term Investments	7.0

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 100.3%
CERTIFICATES OF DEPOSIT — 4.6%
1,500,000	Canadian Imperial Bank of Commerce of New York, 0.464% due 5/4/12(a)	$1,501,859
1,000,000	Royal Bank of Canada, 0.257% due 2/14/12(a)	1,000,000
3,000,000	UBS AG of Stamford, Connecticut, 0.325% due 9/9/11	3,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $5,501,859)	5,501,859

COMMERCIAL PAPER — 70.6%
3,000,000	Amsterdam Funding Corp., 0.230% due 10/25/11(b)(c)	2,998,965
993,000	Antalis U.S. Funding Corp., 0.400% due 9/1/11(b)(c)	993,000
4,000,000	Atlantic Asset Securitization LLC, 0.300% due 9/1/11(b)(c)	4,000,000
2,000,000	Atlantis One Funding Corp., 0.060% due 9/1/11(b)(c)	2,000,000
3,000,000	Australia & New Zealand Banking Group Ltd., 0.230% due 12/7/11(b)(c)	2,998,141
2,500,000	Bank of Nova Scotia, 0.240% due 10/26/11(b)	2,499,083
5,800,000	Barclays U.S. Funding Corp., 0.100% due 9/1/11(b)	5,799,999
3,000,000	BG Energy Finance Inc., 0.300% due 10/19/11(b)(c)	2,998,800
3,000,000	Bryant Park Funding LLC, 0.170% due 9/26/11(b)(c)	2,999,646
2,000,000	Commerzbank U.S. Finance Inc., 0.340% due 9/26/11(b)	1,999,528
1,300,000	Commonwealth Bank of Australia, 0.289% due 6/22/12(b)(c)	1,300,000
2,200,000	Falcon Asset Securitization Co. LLC, 0.160% due 9/9/11(b)(c)	2,199,922
2,200,000	Gemini Securitization Corp. LLC, 0.350% due 11/15/11(b)(c)	2,198,396
3,000,000	Hannover Funding Co. LLC, 0.420% due 9/7/11(b)(c)	2,999,790
2,400,000	ING (U.S.) Funding LLC, 0.300% due 11/29/11(b)	2,398,220
3,000,000	Lloyds TSB Bank PLC, 0.215% due 9/6/11(b)	2,999,910
3,000,000	MetLife Short Term Funding LLC, 0.230% due 11/7/11(b)(c)	2,998,716
	Mont Blanc Capital Corp.:
1,500,000	0.240% due 9/12/11(b)(c)	1,499,890
1,800,000	0.180% due 9/14/11(b)(c)	1,799,883
3,000,000	Nordea North America Inc., 0.250% due 11/15/11(b)	2,998,438
3,000,000	Paccar Financial Corp., 0.170% due 9/2/11(b)	2,999,986
2,500,000	Procter & Gamble Co. (The), 0.160% due 1/10/12(b)(c)	2,498,544
2,900,000	Rabobank USA Financial Corp., 0.270% due 10/14/11(b)	2,899,065
3,000,000	Regency Markets No. 1 LLC, 0.250% due 9/20/11(b)(c)	2,999,604
	Salisbury Receivables Co. LLC:
1,065,000	0.080% due 9/1/11(b)(c)	1,065,000
1,800,000	0.270% due 10/19/11(b)(c)	1,799,352
2,700,000	Standard CharteredBank, 0.180% due 10/6/11(b)(c)	2,699,528
3,000,000	Starbird Funding Corp., 0.250% due 9/8/11(b)(c)	2,999,854
1,500,000	Thames Asset Global Securitization No. 1 Inc., 0.350% due 10/28/11(b)(c)	1,499,169
2,000,000	Thunder Bay Funding LLC, 0.200% due 11/22/11(b)(c)	1,999,089
2,000,000	UBS Finance Delaware LLC, 0.175% due 10/4/11(b)	1,999,679
3,000,000	Westpac Securities NZ Ltd., 0.240% due 9/26/11(b)(c)	2,999,500
2,700,000	Windmill Funding Corp., 0.240% due 11/8/11(b)(c)	2,698,776

	TOTAL COMMERCIAL PAPER (Cost — $83,837,473)	83,837,473

TIME DEPOSITS — 2.4%
803,148	Bank of America – London, 0.030% due 9/1/11	803,148
1,999,424	HSBC Bank – Grand Cayman, 0.030% due 9/1/11	1,999,424

	TOTAL TIME DEPOSITS (Cost — $2,802,572)	2,802,572

U.S. GOVERNMENT AGENCIES — 10.5%
	Federal Home Loan Bank (FHLB), Discount Notes:
2,000,000	0.090% due 9/15/11(b)	1,999,930
1,000,000	0.200% due 10/17/11(b)	999,744
3,000,000	0.231% due 8/3/12(b)	2,993,541

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

U.S. GOVERNMENT AGENCIES — 10.5% — (continued)

	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
1,000,000	0.200% due 10/19/11(b)	$999,733
3,500,000	0.050% due 1/11/12(b)	3,499,359
2,000,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.150% due 1/4/12(b)	1,998,958

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $12,491,265)	12,491,265

U.S. GOVERNMENT OBLIGATIONS — 12.2%
	U.S. Treasury Bills:
7,000,000	0.031% due 9/8/11(b)	6,999,959
6,500,000	0.065% due 1/12/12(b)	6,498,439
1,000,000	U.S. Treasury Note, 0.875% due 2/29/12	1,002,530

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $14,500,928)	14,500,928

	TOTAL SHORT-TERM INVESTMENTS (Cost — $119,134,097)	119,134,097

	TOTAL INVESTMENTS — 100.3% (Cost — $119,134,097#)	119,134,097

	Liabilities in Excess of Other Assets — (0.3)%	(342,397)

	TOTAL NET ASSETS — 100.0%	$118,791,700

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2011.
(b)	Rate shown represents yield-to-maturity.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $119,134,097.

Abbreviations used in this schedule:

PLC	—	Public Limited Company

See Notes to Financial Statements.

Ratings
(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa
— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings
(unaudited) (continued)

Short-Term Security Ratings

SP-1
— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1
— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1
— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statement of Assets and Liabilities
August 31, 2011

	Large	Large	Small	Small		Emerging
	Capitalization	Capitalization	Capitalization	Capitalization	International	Markets	Core Fixed		International	Municipal	Money
	Growth	Value Equity	Growth	Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

ASSETS:
Investments, at cost	$1,463,674,865	$1,135,963,560	$283,484,121	$187,700,427	$477,543,566	$706,399,090	$1,161,362,774	$198,239,796	$237,182,089	$84,120,155	$119,134,097
Foreign currency, at cost	—	—	—	—	—	4,002,721	20,508	—	26,567	—	—

Investments, at value *	$1,750,087,290	$1,235,786,608	$317,071,380	$231,447,833	$530,738,413	$853,903,882	$1,191,375,002	$197,831,110	$255,620,173	$88,891,649	$119,134,097	**
Foreign currency, at value	—	—	—	—	—	4,067,257	7,347	—	24,688	—	—
Cash	1,070	—	283	108	—	497	3,175	379	55	143	21
Receivable for manager waiver	—	—	—	—	—	—	—	—	—	—	9,190
Receivable for securities sold	359,344	16,608,539	1,244,756	369,561	11,198,262	846,158	141,011,666	1,231,513	62,473,274	—	—
Dividends and interest receivable	1,090,317	3,958,875	92,102	436,263	2,070,788	2,068,378	6,774,465	4,387,364	2,876,078	940,291	5,401
Receivable for Fund shares sold	2,460,695	1,663,514	513,862	347,355	668,478	1,808,260	1,311,288	437,151	242,754	180,167	281,777
Unrealized appreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—	—	209,369	80,979	293,302	—	612,510	—	—
Variation margin on open futures contracts (Notes 1 and 3)	—	—	—	—	—	1,812,076	—	—	—	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—	—	—	—	2,261,386	—	1,668,107	—	—
Swap premiums paid (Notes 1 and 3)	—	—	—	—	—	—	788,722	—	892,469	—	—
Deposits with counterparty	—	—	—	—	—	—	11,000	—	35,000	—	—
Prepaid expenses	39,842	29,640	17,543	16,211	26,465	24,125	29,095	13,054	16,384	12,411	16,073
Other assets	4,295	—	—	—	—	—	—	—	—	—	—

Total Assets	1,754,042,853	1,258,047,176	318,939,926	232,617,331	544,911,775	864,611,612	1,343,866,448	203,900,571	324,461,492	90,024,661	119,446,559

LIABILITIES:
Payable for securities on loan	4,757,867	21,095,637	38,398,861	9,207,428	3,560,726	21,277,887	74,462	4,608,799	—	—	—
Payable for Fund shares repurchased	2,896,047	2,068,910	528,588	440,039	1,134,327	1,328,769	2,479,155	462,196	456,653	41,020	585,032
Payable for securities purchased	7,268,622	11,999,050	1,314,467	184,768	1,148,110	191,453	239,711,131	279,015	72,335,732	2,378,880	—
Investment management fee payable	867,300	606,968	183,379	142,835	310,090	539,951	359,672	92,007	96,799	29,960	8,662
Transfer agent fees payable	22,608	20,970	8,646	14,855	13,861	13,677	14,770	7,748	5,568	2,598	1,993
Custody fee payable	92,344	66,364	20,447	17,268	72,368	144,698	109,165	29,091	39,483	7,112	5,147
Trustees’ fees payable	3,025	3,274	10,108	13,128	6,541	3,692	7,901	1,819	3,059	2,475	2,694
Interest payable for forward sale commitments (Note 1)	—	—	—	—	—	—	1,883	—	—	—	—
Due to custodian	—	1,649,099	—	—	1,906,205	—	—	—	—	—	—
Swap premiums received (Notes 1 and 3)	—	—	—	—	—	—	421,212	—	1,155,006	—	—
Forward sale commitments, at value (proceeds received $28,434,334 and $18,611,289, respectively)(Note 1)	—	—	—	—	—	—	28,531,385	—	18,553,594	—	—
Options contracts written, at value (premiums received $742,479 and $249,865, respectively) (Notes 1 and 3)	—	—	—	—	—	—	501,738	—	129,263	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—	—	—	—	1,125,787	—	1,905,047	—	—
Unrealized depreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—	—	545,599	6,388	1,371,157	—	1,403,529	—	—
Variation margin on open futures contracts (Notes 1 and 3)	—	—	—	—	—	—	37,277	—	64,440	—	—
Deposits from counterparty	—	—	—	—	—	—	1,630,000	—	790,000	—	—
Distributions payable	—	—	—	—	—	—	1,959	1,689	—	249	—
Accrued expenses	112,497	102,113	84,744	89,769	96,114	87,981	111,057	62,381	97,672	48,772	51,331

Total Liabilities	16,020,310	37,612,385	40,549,240	10,110,090	8,793,941	23,594,496	276,489,711	5,544,745	97,035,845	2,511,066	654,859

Total Net Assets	$1,738,022,543	$1,220,434,791	$278,390,686	$222,507,241	$536,117,834	$841,017,116	$1,067,376,737	$198,355,826	$227,425,647	$87,513,595	$118,791,700

NET ASSETS:
Par value (Note 4)	$122,026	$142,186	$15,674	$19,875	$54,884	$53,069	$124,386	$47,749	$28,477	$9,231	$118,798
Paid-in capital in excess of par value	1,691,652,307	1,644,398,282	282,602,308	189,418,165	817,063,116	736,626,639	1,034,213,596	215,145,971	226,078,960	83,939,103	118,672,902
Accumulated net investment loss	—	—	—	—	—	—	—	—	(1,055,003)	—	—
Undistributed net investment income	8,513,117	16,453,946	—	1,889,651	6,711,709	16,554,021	4,578,943	1,962,680	—	144,022	—
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	(248,677,332)	(540,382,671)	(37,814,555)	(12,567,856)	(340,791,169)	(60,138,812)	(3,083,294)	(18,391,888)	(16,577,187)	(1,350,255)	—
Net unrealized appreciation on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	286,412,425	99,823,048	33,587,259	43,747,406	53,079,294	147,922,199	31,543,106	(408,686)	18,950,400	4,771,494	—

Total Net Assets	$1,738,022,543	$1,220,434,791	$278,390,686	$222,507,241	$536,117,834	$841,017,116	$1,067,376,737	$198,355,826	$227,425,647	$87,513,595	$118,791,700

Shares Outstanding	122,026,369	142,186,125	15,673,748	19,875,207	54,883,665	53,068,500	124,386,218	47,748,792	28,477,260	9,230,612	118,797,535

Net Asset Value	$14.24	$8.58	$17.76	$11.20	$9.77	$15.85	$8.58	$4.15	$7.99	$9.48	$1.00

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, and High Yield Investments with a market value of $4,580,737, $20,693,711, $37,211,048, $8,972,873, $3,477,353, $20,283,425, $72,415 and $4,459,122, respectively.
**	Value represents amortized cost.

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Year Ended August 31, 2011 and August 31, 2010

	Large	Large	Small	Small		Emerging
	Capitalization	Capitalization	Capitalization	Capitalization	International	Markets	Core Fixed		International	Municipal	Money
	Growth	Value Equity	Growth	Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

INVESTMENT INCOME:
Dividends	$21,111,002	$34,039,790	$975,772	$4,321,490	$17,209,119	$27,476,481	$2,945	$460,123	$—	$—	$—
Interest	15,422	11,819	3,439	2,593	56,637	38,254	38,113,431	17,817,973	7,851,404	3,468,852	274,401
Income from securities lending	74,601	166,900	847,493	158,693	707,418	200,286	5,296	72,021	102	—	—
Less: Foreign taxes withheld	(161,646)	(270,241)	(9,657)	(15,754)	(1,519,651)	(2,409,139)	—	—	(39,324)	—	—

Total Investment Income	21,039,379	33,948,268	1,817,047	4,467,022	16,453,523	25,305,882	38,121,672	18,350,117	7,812,182	3,468,852	274,401

EXPENSES:
Investment management fee (Note 2)	11,008,155	7,744,414	2,593,132	1,987,940	5,168,389	8,211,445	4,070,787	1,428,966	1,092,993	359,713	103,860
Transfer agent fees	248,235	191,973	83,697	65,969	136,200	121,037	143,151	33,145	35,573	10,698	13,336
Custody fees	525,122	372,544	123,190	96,967	477,341	835,776	638,353	167,153	209,381	43,274	58,758
Trustees’ fees	217,804	158,918	47,647	45,166	110,755	117,290	136,419	25,393	26,865	12,258	20,183
Shareholder reports	101,484	86,040	92,139	98,019	100,549	83,278	67,057	38,265	67,307	6,406	85,391
Insurance	88,643	71,765	18,885	16,160	46,461	47,417	55,841	10,527	12,230	5,155	10,168
Audit and tax	53,134	52,512	43,206	43,101	52,060	52,170	79,203	42,838	69,943	38,685	32,943
Legal fees	24,768	23,788	24,772	24,773	24,789	24,770	24,770	24,772	24,757	24,772	24,760
Registration fees	20,506	20,820	20,981	21,032	20,330	20,605	22,353	18,851	19,590	17,476	22,644
Miscellaneous expenses	107,025	86,567	26,535	25,814	55,407	54,213	63,852	12,771	14,699	7,637	9,297

Total Investment Expenses	12,394,876	8,809,341	3,074,184	2,424,941	6,192,281	9,568,001	5,301,786	1,802,681	1,573,338	526,074	381,340
Less: Fee waivers and/or expense reimbursement (Note 2)	—	—	(55,919)	(59,688)	(130,054)	(1,293,577)	(49,522)	(324,047)	(2,822)	—	(110,090)

Net Expenses	12,394,876	8,809,341	3,018,265	2,365,253	6,062,227	8,274,424	5,252,264	1,478,634	1,570,516	526,074	271,250

Net Investment Income (Loss)	$8,644,503	$25,138,927	$(1,201,218)	$2,101,769	$10,391,296	$17,031,458	$32,869,408	$16,871,483	$6,241,666	$2,942,778	$3,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$132,590,173	$82,134,498	$58,769,480	$31,578,837	$111,147,365	$85,068,374	$13,846,580	$6,625,511	$2,488,920	$(15,290)	$986
Futures contracts	—	—	—	—	—	216,736	(23,101)	—	1,562,266	—	—
Options contracts written	—	—	—	—	—	—	352,660	—	305,129	—	—
Forward sale commitments	—	—	—	—	—	—	(1,205,358)	—	(44,020)	—	—
Swap contracts	—	—	—	—	—	—	(2,175,944)	—	(385,816)	—	—
Foreign currency transactions	—	—	—	—	(3,410,652)	52,709	(2,492,337)	—	(15,733,278)	—	—

Net Realized Gain (Loss)	132,590,173	82,134,498	58,769,480	31,578,837	107,736,713	85,337,819	8,302,500	6,625,511	(11,806,799)	(15,290)	986

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	167,645,620	72,181,730	1,296,368	3,194,328	(7,401,040)	(32,525,562)	(2,634,741)	(6,383,907)	10,130,750	(1,080,197)	—
Futures contracts	—	—	—	—	—	389,484	1,806,376	—	802,611	—	—
Options contracts written	—	—	—	—	—	—	267,987	—	67,207	—	—
Forward sale commitments	—	—	—	—	—	—	(69,219)	—	50,351	—	—
Swap contracts	—	—	—	—	—	—	1,458,619	—	(1,354,773)	—	—
Foreign currency transactions	—	—	—	—	161,082	151,754	(853,760)	—	(1,320,638)	—	—

Change in Net Unrealized Appreciation (Depreciation)	167,645,620	72,181,730	1,296,368	3,194,328	(7,239,958)	(31,984,324)	(24,738)	(6,383,907)	8,375,508	(1,080,197)	—

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	300,235,793	154,316,228	60,065,848	34,773,165	100,496,755	53,353,495	8,277,762	241,604	(3,431,291)	(1,095,487)	986

Total Net Assets Increase (Decrease) in Net Assets From Operations	$308,880,296	$179,455,155	$58,864,630	$36,874,934	$110,888,051	$70,384,953	$41,147,170	$17,113,087	$2,810,375	$1,847,291	$4,137

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Year Ended August 31, 2011 and August 31, 2010

	Large Capitalization		Large Capitalization		Small Capitalization		Small Capitalization		International Equity		Emerging Markets
	Growth Investments		Value Equity Investments		Growth Investments		Value Equity Investments		Investments		Equity Investments
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

OPERATIONS:
Net investment income (loss)	$8,644,503	$3,168,019	$25,138,927	$32,457,049	$(1,201,218)	$(2,155,946)	$2,101,769	$3,205,531	$10,391,296	$11,508,562	$17,031,458	$12,178,255
Net realized gain (loss)	132,590,173	110,821,913	82,134,498	112,426,468	58,769,480	40,216,035	31,578,837	32,981,844	107,736,713	10,196,653	85,337,819	63,369,443
Change in net unrealized appreciation (depreciation)	167,645,620	(36,504,570)	72,181,730	(62,740,929)	1,296,368	17,436,278	3,194,328	13,694,592	(7,239,958)	12,284,582	(31,984,324)	42,398,630

Increase (Decrease) in Net Assets From Operations	308,880,296	77,485,362	179,455,155	82,142,588	58,864,630	55,496,367	36,874,934	49,881,967	110,888,051	33,989,797	70,384,953	117,946,328

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,133,697)	(6,276,001)	(28,058,283)	(38,084,538)	—	—	(2,997,673)	(3,465,653)	(13,556,896)	(19,201,507)	(12,702,280)	(7,613,890)
Net realized gains	—	—	—	—	—	—	—	—	—	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(3,133,697)	(6,276,001)	(28,058,283)	(38,084,538)	—	—	(2,997,673)	(3,465,653)	(13,556,896)	(19,201,507)	(12,702,280)	(7,613,890)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	270,250,580	430,286,850	199,832,147	220,223,789	51,632,925	99,400,882	51,786,373	61,639,433	67,559,954	240,493,160	147,739,601	217,033,271
Reinvestment of distributions	3,133,697	6,128,319	28,058,283	37,269,208	—	—	2,997,673	3,400,935	13,556,896	18,761,314	12,702,280	7,514,362
Cost of shares repurchased	(336,526,822)	(322,238,324)	(261,174,590)	(472,507,533)	(94,209,909)	(263,510,453)	(69,289,295)	(281,995,949)	(437,420,269)	(203,474,501)	(185,941,119)	(197,465,305)

Increase (Decrease) in Net Assets From Fund Share Transactions	(63,142,545)	114,176,845	(33,284,160)	(215,014,536)	(42,576,984)	(164,109,571)	(14,505,249)	(216,955,581)	(356,303,419)	55,779,973	(25,499,238)	27,082,328

Increase (Decrease) in Net Assets	242,604,054	185,386,206	118,112,712	(170,956,486)	16,287,646	(108,613,204)	19,372,012	(170,539,267)	(258,972,264)	70,568,263	32,183,435	137,414,766
NET ASSETS:
Beginning of year	1,495,418,489	1,310,032,283	1,102,322,079	1,273,278,565	262,103,040	370,716,244	203,135,229	373,674,496	795,090,098	724,521,835	808,833,681	671,418,915

End of year*†	$1,738,022,543	$1,495,418,489	$1,220,434,791	$1,102,322,079	$278,390,686	$262,103,040	$222,507,241	$203,135,229	$536,117,834	$795,090,098	$841,017,116	$808,833,681

* Includes undistributed net investment income of:	$8,513,117	$3,137,268	$16,453,946	$19,742,945	$—	$—	$1,889,651	$2,997,580	$6,711,709	$11,706,539	$16,554,021	$11,334,978

† Includes accumulated net investment loss of:	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Year Ended August 31, 2011 and August 31, 2010

	Core Fixed Income		High Yield		International Fixed		Municipal Bond		Money Market
	Investments		Investments		Income Investments		Investments		Investments
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

OPERATIONS:
Net investment income (loss)	$32,869,408	$35,872,986	$16,871,483	$16,532,985	$6,241,666	$5,052,547	$2,942,778	$2,961,149	$3,151	$26,447
Net realized gain (loss)	8,302,500	29,178,719	6,625,511	7,474,971	(11,806,799)	14,930,903	(15,290)	128,185	986	1,102,322
Change in net unrealized appreciation (depreciation)	(24,738)	49,366,286	(6,383,907)	8,768,056	8,375,508	6,519,474	(1,080,197)	5,011,634	—	—

Increase (Decrease) in Net Assets From Operations	41,147,170	114,417,991	17,113,087	32,776,012	2,810,375	26,502,924	1,847,291	8,100,968	4,137	1,128,769

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(34,164,850)	(36,787,155)	(17,008,732)	(16,773,824)	(12,802,845)	(9,544,625)	(2,942,635)	(2,961,019)	(3,155)	(26,422)
Net realized gains	(30,133,209)	(15,709,138)	—	—	—	—	—	—	(13,621)	(1,116,123)

Decrease in Net Assets From Distributions to Shareholders	(64,298,059)	(52,496,293)	(17,008,732)	(16,773,824)	(12,802,845)	(9,544,625)	(2,942,635)	(2,961,019)	(16,776)	(1,142,545)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	227,961,080	237,544,624	39,620,418	54,096,028	52,103,680	55,296,749	26,043,070	24,571,614	114,041,013	103,826,232
Reinvestment of distributions	64,293,061	51,157,133	17,006,873	16,376,783	12,802,844	9,250,395	2,942,386	2,803,234	16,775	955,717
Cost of shares repurchased	(202,478,811)	(221,789,623)	(48,232,524)	(49,524,669)	(47,746,313)	(58,331,002)	(32,010,951)	(25,048,413)	(120,488,142)	(271,445,454)

Increase (Decrease) in Net Assets From Fund Share Transactions	89,775,330	66,912,134	8,394,767	20,948,142	17,160,211	6,216,142	(3,025,495)	2,326,435	(6,430,354)	(166,663,505)

Increase (Decrease) in Net Assets	66,624,441	128,833,832	8,499,122	36,950,330	7,167,741	23,174,441	(4,120,839)	7,466,384	(6,442,993)	(166,677,281)
NET ASSETS:
Beginning of year	1,000,752,296	871,918,464	189,856,704	152,906,374	220,257,906	197,083,465	91,634,434	84,168,050	125,234,693	291,911,974

End of year*†	$1,067,376,737	$1,000,752,296	$198,355,826	$189,856,704	$227,425,647	$220,257,906	$87,513,595	$91,634,434	$118,791,700	$125,234,693

* Includes undistributed net investment income of:	$4,578,943	$6,140,441	$1,962,680	$1,869,497	$—	$11,656,896	$144,022	$143,879	$—	$25

† Includes accumulated net investment loss of:	$—	$—	$—	$—	$(1,055,003)	$—	$—	$—	$—	$—

See Notes to Financial Statements.

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Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Growth Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$11.80	$11.15	$14.66	$15.45	$12.88

Income (Loss) from Operations:
Net investment income(1)	0.07	0.03	0.04	0.03	0.03
Net realized and unrealized gain (loss)	2.40	0.68	(3.35)	(0.55)	2.54

Total Income (Loss) from Operations	2.47	0.71	(3.31)	(0.52)	2.57

Less Distributions From:
Net investment income	(0.03)	(0.06)	(0.03)	(0.03)	—
Net realized gain	—	—	(0.17)	(0.24)	—

Total Distributions	(0.03)	(0.06)	(0.20)	(0.27)	—

Net Asset Value, End of Year	$14.24	$11.80	$11.15	$14.66	$15.45

Total Return(2)	20.89%	6.30%	(22.25)%	(3.52)%	19.95%
Net Assets, End of Year (millions)	$1,738	$1,495	$1,310	$2,214	$2,464
Ratio of Average to Net Assets:
Gross expenses	0.68%	0.70%	0.71%	0.69%	0.70%
Net expenses	0.68	0.70 (3)	0.71 (3)	0.69 (3)	0.70
Net investment income (loss)	0.47	0.22	0.44	0.18	0.18
Portfolio Turnover Rate	76%	92%	113%	79%	112%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Value Equity Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$7.54	$7.34	$9.88	$12.87	$12.25

Income (Loss) from Operations:
Net investment income(1)	0.17	0.19	0.22	0.23	0.21
Net realized and unrealized gain (loss)	1.07	0.23	(2.55)	(1.92)	1.43

Total Income (Loss) from Operations	1.24	0.42	(2.33)	(1.69)	1.64

Less Distributions From:
Net investment income	(0.20)	(0.22)	(0.21)	(0.23)	(0.19)
Net realized gain	—	—	—	(1.07)	(0.83)

Total Distributions	(0.20)	(0.22)	(0.21)	(1.30)	(1.02)

Net Asset Value, End of Year	$8.58	$7.54	$7.34	$9.88	$12.87

Total Return(2)	16.46%	5.67%	(23.14)%	(14.23)%	13.58%
Net Assets, End of Year (millions)	$1,220	$1,102	$1,273	$1,972	$1,816
Ratios to Average Net Assets:
Gross expenses	0.68%	0.69%	0.72%	0.69%	0.70%
Net expenses	0.68	0.69 (3)	0.71 (3)	0.67 (3)	0.69 (3)
Net investment income	1.95	2.43	3.30	2.12	1.67
Portfolio Turnover Rate	38%	104%	97%	55%	46%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Growth Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$14.62	$12.99	$17.32	$18.28	$15.83

Income (Loss) from Operations:
Net investment income(1)	(0.07)	(0.09)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	3.21	1.72	(4.26)	(0.87)	2.55

Total Income (Loss) from Operations	3.14	1.63	(4.33)	(0.96)	2.45

Net Asset Value, End of Year	$17.76	$14.62	$12.99	$17.32	$18.28

Total Return(2)	21.48%	12.55%	(25.00)%	(5.25)%	15.48%
Net Assets, End of Year (millions)	$278	$262	$371	$458	$402
Ratios to Average to Net Assets:
Gross expenses	0.95%	0.99%	1.08%	1.00%	0.99%
Net expenses	0.93 (3)	0.98 (3)	1.07 (3)	0.99 (3)	0.99 (3)
Net investment income (loss)	(0.37)	(0.56)	(0.59)	(0.51)	(0.58)
Portfolio Turnover Rate	73%	84%	73%	66%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Value Equity Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$9.57	$8.67	$10.65	$13.51	$14.19

Income (Loss) from Operations:
Net investment income(1)	0.10	0.08	0.11	0.12	0.15
Net realized and unrealized gain (loss)	1.68	0.90	(1.63)	(0.89)	1.46

Total Income (Loss) from Operations	1.78	0.98	(1.52)	(0.77)	1.61

Less Distributions From:
Net investment income	(0.15)	(0.08)	(0.07)	(0.10)	(0.11)
Net realized gains	—	—	(0.39)	(1.99)	(2.18)

Total Distributions	(0.15)	(0.08)	(0.46)	(2.09)	(2.29)

Net Asset Value, End of Year	$11.20	$9.57	$8.67	$10.65	$13.51

Total Return(2)	18.52%	11.35%	(12.73)%	(5.36)%	11.94%
Net Assets, End of Year (millions)	$223	$203	$374	$379	$352
Ratios to Average Net Assets:
Gross expenses	0.98%	0.98%	1.09%	1.01%	1.01%
Net expenses	0.95 (3)	0.97 (3)	1.08 (3)	0.99 (3)	1.01
Net investment income	0.85	0.86	1.54	1.07	1.06
Portfolio Turnover Rate	36%	25%	53%	39%	40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$9.02	$8.97	$11.90	$15.57	$13.55

Income (Loss) from Operations:
Net investment income(1)	0.15	0.14	0.15	0.30	0.23
Net realized and unrealized gain (loss)	0.76	0.15	(2.32)	(2.61)	2.08

Total Income (Loss) from Operations	0.91	0.29	(2.17)	(2.31)	2.31

Less Distributions From:
Net investment income	(0.16)	(0.24)	(0.30)	(0.21)	(0.29)
Net realized gain	—	—	(0.46)	(1.15)	—

Total Distributions	(0.16)	(0.24)	(0.76)	(1.36)	(0.29)

Net Asset Value, End of Year	$9.77	$9.02	$8.97	$11.90	$15.57

Total Return(2)	9.97%	3.12%	(15.48)%	(16.23)%	17.21%
Net Assets, End of Year (millions)	$536	$795	$725	$1,407	$1,655
Ratios to Average Net Assets:
Gross expenses	0.84%	0.85%	0.91%	0.83%	0.82%
Net expenses	0.82 (3)	0.84 (3)	0.90 (3)	0.77 (3)	0.75 (3)
Net investment income	1.41	1.52	1.98	2.16	1.57
Portfolio Turnover Rate	70%	73%	72%	124%	44%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Emerging Markets Equity Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$14.79	$12.80	$15.36	$19.19	$13.59

Income (Loss) from Operations:
Net investment income(1)	0.31	0.23	0.19	0.23	0.21
Net realized and unrealized gain (loss)	0.99	1.90	(2.39)	(2.24)	5.52

Total Income (Loss) from Operations	1.30	2.13	(2.20)	(2.01)	5.73

Less Distributions From:
Net investment income	(0.24)	(0.14)	(0.08)	(0.35)	(0.13)
Net realized gain	—	—	(0.28)	(1.47)	—

Total Distributions	(0.24)	(0.14)	(0.36)	(1.82)	(0.13)

Net Asset Value, End of Year	$15.85	$14.79	$12.80	$15.36	$19.19

Total Return(2)	8.67%	16.69%	(12.86)%	(12.37)%	42.41%
Net Assets, End of Year (millions)	$841	$809	$671	$634	$530
Ratio of Average to Net Assets:
Gross expenses	1.05%	1.08%	1.12%	1.08%	1.15%
Net expenses	0.91 (3)	0.94 (3)	0.98 (3)	0.93 (3)	1.04 (3)
Net investment income	1.87	1.57	1.87	1.24	1.31
Portfolio Turnover Rate	42%	53%	133%	74%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Investments

	2011	2010		2009		2008		2007

Net asset value, Beginning of Year	$8.81	$8.25		$8.05		$8.07		$8.09

Income (Loss) from Operations:
Net investment income(1)	0.28	0.32		0.39		0.38		0.38
Net realized and unrealized gain (loss)	0.05	0.71		0.36		0.01		—

Total Income from Operations	0.33	1.03		0.75		0.39		0.38

Less Distributions From:
Net investment income	(0.29)	(0.33)		(0.40)		(0.41)		(0.40)
Net realized gain	(0.27)	(0.14)		(0.15)		—		—

Total Distributions	(0.56)	(0.47)		(0.55)		(0.41)		(0.40)

Net Asset Value, End of Year	$8.58	$8.81		$8.25		$8.05		$8.07

Total Return(2)	3.93%	12.93%		9.96%		4.78%		4.82%
Net Assets, End of Year (millions)	$1,067	$1,001		$872		$953		$861
Ratios to Average Net Assets:
Gross expenses	0.52%	0.53	%(3)	0.54	%(3)	0.52	%(3)	0.54	%(3)
Net expenses	0.52 (4)	0.53	(3)(4)	0.53	(3)(4)	0.52	(3)(4)	0.54	(3)(4)
Net investment income	3.23	3.79		4.98		4.56		4.68
Portfolio Turnover Rate	390%	257%		374%		346%		400%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments which represents less than 0.01%, 0.01%, 0.01%, 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$4.14	$3.77	$4.13	$4.58	$4.62

Income (Loss) from Operations:
Net investment income(1)	0.36	0.37	0.37	0.39	0.38
Net realized and unrealized gain (loss)	0.02	0.38	(0.35)	(0.46)	(0.03)

Total Income (Loss) from Operations	0.38	0.75	0.02	(0.07)	0.35

Less Distributions From:
Net investment income	(0.37)	(0.38)	(0.38)	(0.38)	(0.39)

Total Distributions	(0.37)	(0.38)	(0.38)	(0.38)	(0.39)

Net Asset Value, End of Year	$4.15	$4.14	$3.77	$4.13	$4.58

Total Return(2)	9.01%	20.41%	2.48%	(1.69)%	7.56%
Net Assets, End of Year (millions)	$198	$190	$153	$130	$86
Ratios to Average Net Assets:
Gross expenses	0.88%	0.95%	0.97%	0.90%	1.00%
Net expenses	0.72 (3)	0.79 (3)	0.81 (3)	0.74 (3)	0.85 (3)
Net investment income (loss)	8.26	9.06	11.24	8.78	7.92
Portfolio Turnover Rate	62%	74%	68%	73%	119%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments

	2011	2010	2009		2008		2007

Net asset value, Beginning of Year	$8.41	$7.77	$7.86		$7.67		$7.78

Income (Loss) from Operations:
Net investment income(1)	0.23	0.19	0.30		0.32		0.23
Net realized and unrealized gain (loss)	(0.15)	0.83	0.31		0.05		(0.05)

Total Income from Operations	0.08	1.02	0.61		0.37		0.18

Less Distributions From:
Net investment income	(0.50)	(0.38)	(0.70)		(0.18)		(0.29)

Total Distributions	(0.50)	(0.38)	(0.70)		(0.18)		(0.29)

Net Asset Value, End of Year	$7.99	$8.41	$7.77		$7.86		$7.67

Total Return(2)	1.21%	13.55%	8.54%		4.90%		2.33%
Net Assets, End of Year (millions)	$227	$220	$197		$286		$189
Ratios to Average Net Assets:
Gross expenses	0.72%	0.79%	0.79	%(3)	0.70	%(3)	0.78	%(3)
Net expenses	0.72 (4)	0.79	0.79	(3)	0.70	(3)	0.78	(3)(4)
Net investment income (loss)	2.86	2.44	4.00		4.12		3.00
Portfolio Turnover Rate	150%	93%	263%		263%		433%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments which represents less than 0.01%, 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Investments

	2011	2010	2009	2008	2007

Net asset value, Beginning of Year	$9.63	$9.09	$8.92	$8.94	$9.13

Income (Loss) from Operations:
Net investment income(1)	0.30	0.31	0.34	0.33	0.35
Net realized and unrealized gain (loss)	(0.15)	0.54	0.17	(0.02)	(0.19)

Total Income (Loss) from Operations	0.15	0.85	0.51	0.31	0.16

Less Distributions From:
Net investment income	(0.30)	(0.31)	(0.34)	(0.33)	(0.35)

Total Distributions	(0.30)	(0.31)	(0.34)	(0.33)	(0.35)

Net Asset Value, End of Year	$9.48	$9.63	$9.09	$8.92	$8.94

Total Return(2)	1.71%	9.59%	5.98%	3.48%	1.77%
Net Assets, End of Year (millions)	$88	$92	$84	$101	$70
Ratios to Average Net Assets:
Gross expenses	0.58%	0.62%	0.56%	0.56%	0.59%
Net expenses	0.58	0.62	0.56	0.56	0.59 (3)
Net investment income (loss)	3.27	3.39	3.86	3.66	3.84
Portfolio Turnover Rate	20%	2%	25%	26%	14%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Money Market Investments

	2011		2010	2009		2008	2007

Net asset value, Beginning of Year	$1.00		$1.00	$1.00		$1.00	$1.00

Income (Loss) from Operations:
Net investment income(1)	0.00	(2)	0.00 (2)	0.00	(2)	0.03	0.05
Net realized and unrealized gain (loss)	0.00	(2)	0.01	—		—	—

Total Income from Operations	0.00		0.01	0.00		0.03	0.05

Less Distributions From:
Net investment income	0.00	(2)	0.00 (2)	0.00	(2)	(0.03)	(0.05)
Net realized gains	0.00	(2)	(0.01)	—		—	—

Total Distributions	0.00		(0.01)	0.00		(0.03)	(0.05)

Net Asset Value, End of Year	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(3)	0.01%		0.85%	0.49%		3.10%	4.86%
Net Assets, End of Year (millions)	$119		$125	$292		$144	$118
Ratios to Average Net Assets:
Gross expenses	0.29%		0.34%	0.51%		0.44%	0.48%
Net expenses(4)	0.21		0.27	0.47		0.42	0.47
Net investment income	0.00		0.01	0.46		3.11	4.75

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments, (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Consulting Group Capital Markets Funds (the “Trust”) except for International Fixed Income Investments, which is non-diversified. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Each Fund calculates its net asset value (“NAV”) once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. If the NYSE closes early, the Funds may accelerate calculation of NAV. Portfolio securities of Money Market Investments will be valued at amortized cost. Portfolio securities for each Fund (other than Money Market Investments) for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the London Stock Exchange.

Exchange-traded options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved broker-dealers will be valued using those automated broker-dealer quotations. Swaps are mark-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap agreement. Foreign currency contracts are valued using the official closing price for such contracts on the London Stock Exchange.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved pricing service; such valuations will be determined by the pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less will be valued at cost. Term repurchase agreements maturing in more than seven days will be valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by the Consulting Group, a division of Consulting Group Advisory Services LLC.

When market quotations are not readily available or are determined to be unreliable by a valuation committee set up by the Manager and approved by the Board of Trustees (“Valuation Committee”), the Funds will price such securities pursuant to fair value procedures adopted by the Board of Trustees. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the

Notes to Financial Statements
(continued)

applicable Fund calculates its NAV. The Board has authorized the use of an independent pricing service to fair value foreign securities in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Trust’s Valuation Committee.

The relevant authoritative accounting guidance defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement. The Accounting Standards Codification (“ASC”) 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the funds (observable inputs) and (2) the funds’ own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level 1 — unadjusted quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments.)

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

There were no significant transfers into and out of Levels 1 and 2 during the year ended August 31, 2011.

The following table summarizes the valuation of each Fund’s securities using the fair value hierarchy:

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Large Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$276,746,804	$276,746,804	$—	$—
Consumer Staples	56,140,883	56,140,883	—	—
Energy	197,609,876	197,609,876	—	—
Financials	65,446,329	65,446,329	—	—
Health Care	194,185,645	194,185,645	—	—
Industrials	221,753,567	221,753,567	—	—
Information Technology	584,105,749	584,105,749	—	—
Materials	50,857,141	50,857,141	—	—
Telecommunication Services	40,122,317	40,122,317	—	—
Short-term:
Money Market Fund	4,757,867	4,757,867	—	—
Time Deposits	58,361,112	—	58,361,112	—

Total Investments, at value	$1,750,087,290	$1,691,726,178	$58,361,112	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Large Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$69,335,169	$69,335,169	$—	$—
Consumer Staples	123,812,813	123,812,813	—	—
Energy	184,262,737	184,262,737	—	—
Financials	191,388,412	191,388,412	—	—
Health Care	163,351,070	163,351,070	—	—
Industrials	147,635,808	147,635,808	—	—
Information Technology	159,979,318	159,979,318	—	—
Materials	40,481,630	40,481,630	—	—
Telecommunication Services	61,566,107	61,566,107	—	—
Utilities	48,247,748	48,247,748	—	—
Short-term:
Money Market Fund	21,095,637	21,095,637	—	—
Time Deposits	24,630,159	—	24,630,159	—

Total Investments, at value	$1,235,786,608	$1,211,156,449	$24,630,159	$—

Small Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$44,711,052	$44,711,052	$—	$—
Consumer Staples	347,328	347,328	—	—
Energy	23,516,627	23,516,627	—	—
Financials	10,322,318	10,322,318	—	—
Health Care	45,559,080	45,559,080	—	—
Industrials	53,324,593	53,324,593	—	—
Information Technology	79,299,675	79,299,675	—	—
Materials	6,869,370	6,869,370	—	—
Short-term:
Money Market Fund	38,398,861	38,398,861	—	—
Time Deposits	14,722,476	—	14,722,476	—

Total Investments, at value	$317,071,380	$302,348,904	$14,722,476	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Small Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$32,823,838	$32,823,838	$—	$—
Consumer Staples	9,624,910	9,624,910	—	—
Energy	13,146,015	13,146,015	—	—
Financials	43,007,840	43,007,840	—	—
Health Care	11,033,262	11,033,262	—	—
Industrials	48,413,575	48,413,575	—	—
Information Technology	16,544,036	16,544,036	—	—
Materials	29,837,952	29,837,952	—	—
Telecommunication Services	1,444,765	1,444,765	—	—
Utilities	10,590,300	10,590,300	—	—
Short-term:
Commercial Paper	1,129,997	—	1,129,997	—
Money Market Fund	9,207,428	9,207,428	—	—
Time Deposits	4,643,915	—	4,643,915	—

Total Investments, at value	$231,447,833	$225,673,921	$5,773,912	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

International Equity Investments
Investments, at value
Common Stocks:
United Kingdom	$92,886,491	$92,879,655	$—	$6,836
Japan	68,998,557	68,998,557	—	—
Germany	43,896,600	43,896,600	—	—
Switzerland	42,358,866	42,358,866	—	—
France	39,688,603	39,688,603	—	—
Canada	26,529,313	26,529,313	—	—
Netherlands	22,359,731	22,359,731	—	—
Hong Kong	22,132,411	22,132,411	—	—
Australia	16,849,566	16,849,566	—	—
Other Countries	133,546,418	133,546,418	—	—
Preferred Stocks:
Germany	2,977,889	2,977,889	—	—
Italy	29,852	29,852	—	—
Australia	9,578	9,578	—	—
Warrants:
Luxembourg	1,459,226	1,122,578	336,648	—
Short-term:
Money Market Fund	3,560,726	3,560,726	—	—
Time Deposits	13,454,586	—	13,454,586	—

Total Investments, at value	$530,738,413	$516,940,343	$13,791,234	$6,836

Other Financial Instruments
Forward Foreign Currency Contracts	$(336,230)	$—	$(336,230)	$—

Total Other Financial Instruments	$(336,230)	$—	$(336,230)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Emerging Markets Equity Investments
Investments, at value
Common Stocks:
Brazil	$150,976,299	$150,976,299	$—	$—
South Korea	121,991,334	120,350,295	1,641,039	—
China	77,473,224	77,473,224	—	—
Russia	73,493,306	55,545,427	17,947,879	—
South Africa	72,610,631	72,610,631	—	—
Taiwan	38,793,437	38,793,437	—	—
Mexico	37,859,017	37,859,017	—	—
Indonesia	36,934,192	36,934,192	—	—
Hong Kong	31,656,855	31,656,855	—	—
Other Countries	140,598,825	139,494,404	1,104,421	—
Preferred Stocks:
Brazil	15,781,341	15,781,341	—	—
South Korea	1,125,893	1,125,893	—	—
Exchange-Traded Securities (ETFs):
United States	13,784,478	13,784,478	—	—
Short-term:
Money Market Fund	21,277,887	21,277,887	—	—
Time Deposits	19,547,163	—	19,547,163	—

Total Investments, at value	$853,903,882	$813,663,380	$40,240,502	$—

Other Financial Instruments
Forward Foreign Currency Contracts	$74,591	$—	$74,591	$—
Futures Contracts	270,484	270,484	—	—

Total Other Financial Instruments	$345,075	$270,484	$74,591	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Core Fixed Income Investments
Investments, at value
Mortgage-Backed Securities	$397,097,014	$—	$397,097,014	$—
Asset-Backed Securities	12,353,170	—	12,353,170	—
Collateralized Mortgage Obligations	168,536,410	—	168,536,410	—
Corporate Bonds & Notes	249,828,308	—	249,828,308	—
Municipal Bonds	21,291,739	—	21,291,739	—
Sovereign Bonds	45,033,503	—	45,033,503	—
U.S. Government & Agency Obligations	150,525,399	—	150,525,399	—
Common Stocks:
Energy	3,852	3,852	—	—
Preferred Stocks:
Consumer Discretionary	8,200	8,200	—	—
Warrants:
Energy	929	929	—	—
Purchased Option	756	756	—	—
Short-term:
Money Market Fund	74,462	74,462	—	—
Repurchase Agreements	20,900,000	—	20,900,000	—
Sovereign Bonds	8,224,268	—	8,224,268	—
Time Deposits	37,599,880	—	37,599,880	—
U.S. Government Agencies	64,970,432	—	64,970,432	—
U.S. Government Obligations	14,926,680	—	14,926,680	—

Total Investments, at value	$1,191,375,002	$88,199	$1,191,286,803	$—

Other Financial Instruments
Credit Default Swaps	$336,394	$—	$336,394	$—
Forward Foreign Currency Contracts	(1,077,855)	—	(1,077,855)	—
Forward Sale Commitments	(28,531,385)	—	(28,531,385)	—
Futures Contracts	2,088,947	2,088,947	—	—
Interest Rate Swaps	799,205	—	799,205	—
Options Contracts Written	(501,738)	(147,702)	(354,036)	—

Total Other Financial Instruments	$(26,886,432)	$1,941,245	$(28,827,677)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

High Yield Investments
Investments, at value
Corporate Bonds & Notes	$173,723,745	$—	$173,723,745	$—
Hotels, Restaurants & Leisure	14	—	—	14
Collateralized Mortgage Obligations	4,584	—	—	4,584
Senior Loans	213,896	—	213,896	—
Common Stocks:
Consumer Discretionary	922,925	922,925	—	—
Energy	291,246	27,883	—	263,363
Financials
Real Estate Investment Trusts (REITs)	13,932	—	—	13,932
Industrials	25,090	25,090	—	—
Information Technology
Computers & Peripherals	158	—	—	158
Materials	42,359	42,359	—	—
Preferred Stocks:
Consumer Discretionary	—	—	—	—
Media	36	—	—	36
Financials	2,940,740	2,447,960	492,780	—
Information Technology
Computers & Peripherals	36	—	—	36
Convertible Preferred Stocks:
Consumer Discretionary	433,912	433,912	—	—
Financials	1,255,075	1,255,075	—	—
Warrants:
Consumer Discretionary	126,970	120,668	6,302	—
Hotels, Restaurants & Leisure	1	—	—	1
Energy	6,720	6,720	—	—
Financials	30,745	—	—	30,745
Industrials	3,876	—	3,876	—
Short-term:
Money Market Fund	4,608,799	4,608,799	—	—
Time Deposits	13,186,251	—	13,186,251	—

Total Investments, at value	$197,831,110	$9,891,391	$187,626,850	$312,869

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

International Fixed Income Investments
Investments, at value
Sovereign Bonds:
Germany	$38,670,194	$—	$38,670,194	$—
Australia	23,242,340	—	23,242,340	—
France	17,030,791	—	17,030,791	—
Japan	15,122,842	—	15,122,842	—
Canada	13,654,068	—	13,654,068	—
Italy	12,252,450	—	12,252,450	—
Belgium	6,676,758	—	6,676,758	—
Netherlands	5,584,781	—	5,584,781	—
United Kingdom	3,821,323	—	3,821,323	—
Other Countries	6,718,547	—	6,718,547	—
Asset-Backed Securities	886,442	—	886,442	—
Collateralized Mortgage Obligations	13,944,079	—	13,944,079	—
Corporate Bonds & Notes:
United States	25,569,247	—	25,569,247	—
France	6,780,926	—	6,780,926	—
United Kingdom	6,159,992	—	6,159,992	—
Australia	6,083,241	—	6,083,241	—
Netherlands	4,071,982	—	4,071,982	—
Norway	2,434,671	—	2,434,671	—
Luxembourg	2,051,220	—	2,051,220	—
Ireland	1,546,682	—	1,546,682	—
Brazil	1,519,856	—	1,519,856	—
Other Countries	9,867,137	—	9,867,137	—
Mortgage-Backed Securities	11,998,020	—	11,998,020	—
Municipal Bonds	2,363,504	—	2,363,504	—
U.S. Government & Agency Obligations	10,069,135	—	10,069,135	—
Short-term:
Corporate Note	797,548	—	797,548	—
Repurchase Agreements	1,100,000	—	1,100,000	—
Time Deposits	1,288,436	—	1,288,436	—
U.S. Government Obligations	4,313,961	—	4,313,961	—

Total Investments, at value	$255,620,173	$—	$255,620,173	$—

Other Financial Instruments
Credit Default Swaps	$(67,605)	$—	$(67,605)	$—
Forward Foreign Currency Contracts	(791,019)	—	(791,019)	—
Forward Sale Commitments	(18,553,594)	—	(18,553,594)	—
Futures Contracts	1,461,383	1,461,383	—	—
Interest Rate Swaps	(169,335)	–	(169,335)	—
Options Contracts Written	(129,263)	(3,219)	(126,044)	—

Total Other Financial Instruments	$(18,249,433)	$1,458,164	$(19,707,597)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2011	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Municipal Bond Investments
Investments, at value
Municipal Bonds	$82,645,016	$—	$82,645,016	$—
Short-term:
Time Deposits	6,246,633	—	6,246,633	—

Total Investments, at value	$88,891,649	$—	$88,891,649	$—

Money Market Investments
Investments, at value
Short-term:
Certificates of Deposit	$5,501,859	$—	$5,501,859	$—
Commercial Paper	83,837,473	—	83,837,473	—
Time Deposits	2,802,572	—	2,802,572	—
U.S. Government Agencies	12,491,265	—	12,491,265	—
U.S. Government Obligations	14,500,928	—	14,500,928	—

Total Investments, at value	$119,134,097	$—	$119,134,097	$—

For further information regarding security characteristics, see the Schedules of Investments.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended August 31, 2011:

		Collateralized		Corporate
		Mortgage	Common	Bonds &		Preferred
	Total	Obligations	Stocks	Notes	Warrants	Stocks

International Equity Investments
Balance as of August 31, 2010	$85	$—	$85	$—	$—	$—
Change in unrealized appreciation (depreciation)	5	—	5	—	—	—
Transfers into Level 3 *	6,746	—	6,746	—	—	—

Balance as of August 31, 2011	$6,836	$—	$6,836	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2011	$(94,813)	$—	$(94,813)	$—	$—	$—

Core Fixed Income Investments
Balance as of August 31, 2010	$52,451	$52,451	$—	$—	$—	$—
Total realized gain (loss)	2,944	—	—	2,944	—	—
Change in unrealized appreciation (depreciation)	(52,451)	(52,451)	—	—	—	—
(Sales)	(2,944)	—	—	(2,944)	—	—

Balance as of August 31, 2011	$—	$—	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2011	$—	$—	$—	$—	$—	$—

Notes to Financial Statements
(continued)

		Collateralized		Corporate
		Mortgage	Common	Bonds &		Preferred
	Total	Obligations	Stocks	Notes	Warrants	Stocks

High Yield Investments
Balance as of August 31, 2010	$9,930	$—	$9,879	$14	$1	$36
Total realized gain (loss)	21,291	—	—	21,291	—	—
Change in unrealized appreciation (depreciation)	(17,797)	—	(29,137)	—	11,340	—
Purchases	316,116	—	296,711	—	19,405	—
(Sales)	(21,291)	—	—	(21,291)	—	—
Transfers into Level 3 *	4,620	4,584	—	—	—	36

Balance as of August 31, 2011	$312,869	$4,584	$277,453	$14	$30,746	$72

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2011	$(17,797)	$—	$(29,137)	$—	$11,340	$—

*	The transfers into and out of level 3 are not significant to the Fund. The value for the transfers are determined using ending value.

(b) Accounting for Derivative Instruments. Relevant authoritative accounting guidance establishes disclosure requirements for derivative instruments and hedging activities. It requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

It also requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at year end for each Fund are disclosed in Note 3 to these Financial Statements.

Following is a description of the derivative instruments utilized by the Funds during the reporting period, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(ii) Options Contracts Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is mark-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

Notes to Financial Statements
(continued)

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is mark-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a

Notes to Financial Statements
(continued)

Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (E.g. credit spreads, interest rates or other factors) are recorded as realized gain or loss at the termination of the swap.

(vii) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve documentation risk, which is the risk that the swap agreements fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Notes to Financial Statements
(continued)

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the Fund.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

International Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Asset derivatives
Unrealized appreciation on forward foreign currency contracts (c)	$—	$209,369	$—	$—	$209,369

	$—	$209,369	$—	$—	$209,369

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (a)	$—	$545,599	$—	$—	$545,599

	$—	$545,599	$—	$—	$545,599

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$(2,678,699)	$—	$—	$(2,678,699)

	$—	$(2,678,699)	$—	$—	$(2,678,699)

Notes to Financial Statements
(continued)

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(34,927)	$—	$—	$(34,927)

	$—	$(34,927)	$—	$—	$(34,927)

Emerging Markets Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Asset derivatives
Variation margin on open futures contracts (b)	$—	$—	$—	$1,812,076	$1,812,076
Unrealized appreciation on forward foreign currency contracts (c)	—	80,979	—	—	80,979

	$—	$80,979	$—	$1,812,076	$1,893,055

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (a)	$—	$6,388	$—	$—	$6,388

	$—	$6,388	$—	$—	$6,388

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$216,736	216,736
Net realized gain (loss) on forward foreign currency contracts	—	111,759	—	—	111,759

	$—	$111,759	$—	$216,736	$328,495

Notes to Financial Statements
(continued)

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$389,484	389,484
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	84,231	—	—	84,231

	$—	$84,231	$—	$389,484	$473,715

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Asset derivatives
Purchased Options (c)	$756	$—	$—	$—	$756
Unrealized appreciation on forward foreign currency contracts (c)	—	293,302	—	—	293,302
Unrealized appreciation on swap contracts (c)	1,066,796	—	1,194,590	—	2,261,386

	$1,067,552	$293,302	$1,194,590	$—	$2,555,444

Liability derivatives
Options contracts written outstanding (a)	$409,539	$—	$92,199	$—	$501,738
Variation margin on open futures contracts (b)	37,277	—	—	—	37,277
Unrealized depreciation on forward foreign currency contracts (a)	—	1,371,157	—	—	1,371,157
Unrealized depreciation on swap contracts (a)	267,591	—	858,196	—	1,125,787

	$714,407	$1,371,157	$950,395	$—	$3,035,959

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$(23,101)	$—	$—	$—	$(23,101)
Net realized gain (loss) on options contracts written	352,660	—	—	—	352,660
Net realized gain (loss) on swaps contracts	(1,907,071)	—	(268,873)	—	(2,175,944)
Net realized gain (loss) on forward foreign currency contracts	—	(3,170,339)	—	—	(3,170,339)

	$(1,577,512)	$(3,170,339)	$(268,873)	$—	$(5,016,724)

Notes to Financial Statements
(continued)

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased option	$(10,162)	$—	$—	$—	$(10,162)
Net change in unrealized appreciation (depreciation) on futures contracts	1,806,376	—	—	—	1,806,376
Net change in unrealized appreciation (depreciation) on options contracts written	252,375	—	15,612	—	267,987
Net change in unrealized appreciation (depreciation) on swaps contracts	2,544,859	—	(1,086,240)	—	1,458,619
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(838,184)	—	—	(838,184)

	$4,593,448	$(838,184)	$(1,070,628)	$—	$2,684,636

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Asset derivatives
Unrealized appreciation on forward foreign currency contracts (c)	$—	$612,510	$—	$—	$612,510
Unrealized appreciation on swap contracts (c)	1,113,585	—	554,522	—	1,668,107

	$1,113,585	$612,510	$554,522	$—	$2,280,617

Liability derivatives
Options contracts written outstanding (a)	$129,263	$—	$—	$—	$129,263
Variation margin on open futures contracts (b)	64,440	—	—	—	64,440
Unrealized depreciation on forward foreign currency contracts (a)	—	1,403,529	—	—	1,403,529
Unrealized depreciation on swap contracts (a)	1,282,920	—	622,127	—	1,905,047

	$1,476,623	$1,403,529	$622,127	$—	$3,502,279

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2011:

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$14,748	$—	$—	$—	$14,748
Net realized gain (loss) on futures contracts	1,562,266	—	—	—	1,562,266
Net realized gain (loss) on options contracts written	305,129	—	—	—	305,129
Net realized gain (loss) on swaps contracts	(72,174)	—	(313,642)	—	(385,816)
Net realized gain (loss) on forward foreign currency contracts	—	(16,102,540)	—	—	(16,102,540)

	$1,809,969	$(16,102,540)	$(313,642)	$—	$(14,606,213)

Notes to Financial Statements
(continued)

	Derivatives not accounted for as hedging instruments

		Foreign
	Interest rate	exchange	Credit	Equity
Location	risk	risk	risk	risk	Total

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$802,611	$—	$—	$—	$802,611
Net change in unrealized appreciation (depreciation) on options contracts written	67,207	—	—	—	67,207
Net change in unrealized appreciation (depreciation) on swaps contracts	(327,084)	—	(1,027,689)	—	(1,354,773)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(1,142,040)	—	—	(1,142,040)

	$542,734	$(1,142,040)	$(1,027,689)	$—	$(1,626,995)

(a)	Statements of Assets and Liabilities location: Payable for open forward foreign currency contracts, unrealized depreciation on swaps and options contracts written.
(b)	Only variation margin, if any, reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in “Open Future Contracts” table (see Note 3).
(c)	Statements of Assets and Liabilities location: Investments, at value, receivable for open forward foreign currency contracts and unrealized appreciation on swaps.
(d)	Statements of Operations location: Net realized gain (loss) from investment transactions, foreign currency transactions, futures contracts, options contracts written and swap contracts.
(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investment transactions, foreign currency transactions, futures contracts, options contracts written and swap contracts.

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2011, were approximately as follows:

International Equity Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Forward foreign currency contracts	$—	$22,176,607	$—	$—	$22,176,607

Emerging Markets Equity Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Futures contracts	$—	$—	$—	$10,537,890	$10,537,890
Forward foreign currency contracts	—	7,006,799	—	—	7,006,799

Core Fixed Income Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Purchased Options	$315	$—	$—	$—	$315
Futures contracts	139,639,227	—	—	—	139,639,227
Options contracts written	404,175	—	16,518	—	420,693
Swaps contracts	61,975,000	—	33,281,768	—	95,256,768
Forward foreign currency contracts	—	79,066,953	—	—	79,066,953

Notes to Financial Statements
(continued)

International Fixed Income Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Purchased Options	$5,807	$—	$—	$—	$5,807
Futures contracts	65,766,031	—	—	—	65,766,031
Options contracts written	184,922	—	—	—	184,922
Swaps contracts	1,700,158,333	—	46,015,267	—	1,746,173,600
Forward foreign currency contracts	—	178,379,307	—	—	178,379,307

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is mark-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal-only securities, which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. The Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Funds.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Such collateral is maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. All collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. The Funds have the right under the securities lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due.

Notes to Financial Statements
(continued)

At August 31, 2011, the aggregate market value of the loaned securities and the value of the collateral each Fund received were as follows:

Loaned Securities

	Market Value of	Value of
Fund	Securities on Loan	Collateral Held

Large Capitalization Growth Investments	$4,580,737	$4,757,867
Large Capitalization Value Equity Investments	20,693,711	21,095,637
Small Capitalization Growth Investments	37,211,048	38,398,861
Small Capitalization Value Equity Investments	8,972,873	9,207,428
International Equity Investments	3,477,353	3,560,726
Emerging Markets Equity Investments	20,283,425	21,277,887
Core Fixed Income Investments	72,415	74,462
High Yield Investments	4,459,122	4,608,799

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The Proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifiers the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund

Notes to Financial Statements
(continued)

forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund will account for dollar roll transactions as purchases and sales and will realize the gain or loss at the time the transaction is entered into on these transactions.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the Fund’s ability to realize interest accrued up to the date of default.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Financial Statements
(continued)

(n) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis.

Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2011 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Notes to Financial Statements
(continued)

			Undistributed
			Realized Gains/
		Undistributed (Dividend in excess of) Net	(Accumulated Net
Fund		Investment Income	Realized Losses)	Paid-in Capital

Large Capitalization Growth Investments		$(134,957)	$131,778	$3,179
Large Capitalization Value Equity Investments		(369,643)	459,892	(90,249)
Small Capitalization Growth Investments	(a),(b)	1,201,218	134,772,927	(135,974,145)
Small Capitalization Value Equity Investments		(212,025)	212,024	1
International Equity Investments	(c)	(1,829,230)	1,829,230	—
Emerging Markets Equity Investments	(c)	889,865	(889,865)	—
Core Fixed Income Investments	(d),(e)	(266,056)	362,453	(96,397)
High Yield Investments	(d),(b)	230,432	31,206,700	(31,437,132)
International Fixed Income Investments	(a),(d),(e)	(6,150,720)	12,586,641	(6,435,921)
Municipal Bond Investments		—	1	(1)
Money Market Investments		(21)	68	(47)

(a)	Reclassifications are primarily due to a tax net operating loss.
(b)	Reclassifications are primarily due to expiring capital loss carry forward.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(q) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the investment manager and/or Sub-adviser pursuant to procedures approved by the Board.

(r) Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

2.	Investment Management Agreement and Other Transactions with Affiliates

Consulting Group Advisory Services, LLC (“CGAS”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB”), serves as the investment manager (“Manager”) to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a subadvisory fee from its investment management fees.

Notes to Financial Statements
(continued)

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by CGAS to each Fund’s Sub-advisers and the fees retained by CGAS for the year ended August 31, 2011, are indicated below:

		Consulting Group	Maximum
	Subadvisory	Advisory Services LLC	Allowable Annual
	Fee	Fee	Management Fee

Large Capitalization Growth Investments	0.36%	0.24%	0.60%
Large Capitalization Value Equity Investments	0.31%	0.29%	0.60%
Small Capitalization Growth Investments	0.48%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.48%	0.30%	0.80%
International Equity Investments	0.38%	0.30%	0.70%
Emerging Markets Equity Investments	0.46%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.25%	0.25%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.08%	0.00%	0.08%

*	The Manager voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield. For the year ended August 31, 2011, the Manager reimbursed the Fund $80,405.

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2011, the amounts waived and/or reimbursed by the Manager were as follows:

Fund

Small Capitalization Growth Investments	$55,919
Small Capitalization Value Equity Investments	59,688
International Equity Investments	130,054
Emerging Markets Equity Investments	1,293,577
Core Fixed Income Investments	49,522
High Yield Investments	324,047
International Fixed Income Investments	2,822
Money Market Investments	80,405

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion plus out-of-pocket expenses. The fee is calculated daily and paid monthly based on aggregate Trust assets. BBH voluntarily agreed to waive a portion of its fee for Money Market Investments. As of the period ended August 31, 2011, BBH waived $29,685.

For the year ended August 31, 2011, Citigroup Global Markets Inc. (“CGMI”), the Trust’s distributor and an indirect, wholly-owned subsidiary of Citigroup Inc., and its affiliates and Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates received brokerage commissions of:

	Commission	Commission	Commission
Fund	Dollars to CGMI	Dollars to MS&Co.	Aggregate

Large Capitalization Growth Investments	$112,489	$102,833	$215,322
Large Capitalization Value Equity Investments	15,415	14,118	29,533
Small Capitalization Growth Investments	3,268	9,018	12,286
International Equity Investments	2,332	9,928	12,260
Emerging Markets Equity Investments	21,894	87,670	109,564

Notes to Financial Statements
(continued)

All officers, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

3.	Investments

During the year ended August 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations

Fund	Purchases	Sales	Purchases	Sales

Large Capitalization Growth Investments	$1,346,595,972	$1,375,533,517	$—	$—
Large Capitalization Value Equity Investments	470,998,311	513,642,457	—	—
Small Capitalization Growth Investments	228,853,519	276,232,510	—	—
Small Capitalization Value Equity Investments	84,813,936	98,773,044	—	—
International Equity Investments	498,653,691	860,794,526	—	—
Emerging Markets Equity Investments	359,929,022	372,994,275	—	—
Core Fixed Income Investments	226,983,809	161,561,224	3,736,371,562	3,622,230,213
High Yield Investments	124,091,194	116,553,591	—	—
International Fixed Income Investments	123,356,997	105,228,662	215,857,322	213,312,820
Municipal Bond Investments	17,432,531	19,087,156	—	—

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation (Depreciation)

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)

Large Capitalization Growth Investments	$354,390,455	$(97,228,252)	$257,162,203
Large Capitalization Value Equity Investments	167,706,451	(92,018,667)	75,687,784
Small Capitalization Growth Investments	60,852,136	(31,175,507)	29,676,629
Small Capitalization Value Equity Investments	56,404,775	(14,809,153)	41,595,622
International Equity Investments	100,360,988	(66,409,217)	33,951,771
Emerging Markets Equity Investments	197,352,330	(75,136,322)	122,216,008
Core Fixed Income Investments	53,430,836	(26,554,502)	26,876,334
High Yield Investments	1,740,718	(3,166,561)	(1,425,843)
International Fixed Income Investments	23,466,550	(8,169,663)	15,296,887
Municipal Bond Investments	5,018,894	(247,400)	4,771,494

At August 31, 2011, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open futures contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

	Number of	Expiration	Market	Unrealized
Emerging Markets Equity Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
FTSE/JSE Top 40 Index	77	9/11	$3,029,526	$(30,078)
Hang Seng China Enterprises Index	71	9/11	4,975,379	208,507
MSCI Taiwan Stock Index	87	9/11	2,375,970	92,055

Net Unrealized Gain on Open Futures Contracts				$270,484

Notes to Financial Statements
(continued)

	Number of	Expiration	Market	Unrealized
Core Fixed Income Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
3-Month Euribor Interest Rate	263	9/11	$93,263,767	$232,083
90-Day Eurodollar	456	12/11	113,424,300	239,325
90-Day Eurodollar	12	3/12	2,984,850	10,388
Euro-Bund	231	9/11	40,509,654	1,780,184
U.S. Treasury Long Bond	15	12/11	2,040,469	(13,047)
U.S. Ultra Bond	67	12/11	9,591,469	(146,516)

				2,102,417

Contracts to Sell:
U.S. Treasury 10-Year Note	137	12/11	17,677,281	1,250
U.S. Treasury 2-Year Note	123	12/11	27,121,500	(13,235)
U.S. Treasury 5-Year Note	99	12/11	12,132,141	(7,110)
U.S. Treasury Long Bond	24	12/11	3,264,750	5,625

				(13,470)

Net Unrealized Gain on Open Futures Contracts				$2,088,947

	Number of	Expiration	Market	Unrealized
International Fixed Income Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
Euro-Bund	84	9/11	$16,282,029	$1,010,972
Japan Government 10-Year Bond	21	9/11	39,090,386	505,065
United Kingdom Long Gilt	35	12/11	7,200,064	(54,654)

Net Unrealized Gain on Open Futures Contracts				$1,461,383

At August 31, 2011, Core Fixed Income Investments and International Fixed Income Investments had collateral held in the amount of $11,000 and $35,000, respectively, for the open future contracts.

At August 31, 2011, Core Fixed Income Investments held purchased option with a total cost of the following:

	Calls	Puts

Core Fixed Income Investments	$0	$10,918

During the year ended August 31, 2011, options contracts written transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

	Number of	Premiums
Core Fixed Income Investments	Contracts	Received

Options contracts written, outstanding at August 31, 2010	45,800,088	$330,175
Options contracts written	106,601,135	1,299,737
Options closed	(23,200,929)	(595,921)
Options expired	(43,000,148)	(291,512)

Options contracts written, outstanding at August 31, 2011	86,200,146	$742,479

Notes to Financial Statements
(continued)

	Number of	Premiums
International Fixed Income Investments	Contracts	Received

Options contracts written, outstanding at August 31, 2010	25,800,000	$195,126
Options contracts written	68,400,273	390,672
Options closed	(7,200,224)	(131,592)
Options expired	(31,200,045)	(204,341)

Options contracts written, outstanding at August 31, 2011	55,800,004	$249,865

At August 31, 2011, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Japanese Yen	745,753,455	SSB	$9,750,869	10/11/11	$209,369
Contracts to Sell:
Euro	5,059,800	SSB	7,282,761	11/9/11	(25,338)
Japanese Yen	745,753,455	SSB	9,750,869	10/11/11	(519,271)
South African Rand	601,347	BBH	85,790	9/6/11	(990)

					(545,599)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(336,230)

Emerging Markets Equity Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
New Taiwan Dollar	52,500,000	BOA	$1,810,850	9/23/2011	$(6,388)
South African Rand	18,000,000	SOG	2,561,343	9/23/2011	80,979

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$74,591

Core Fixed Income Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Brazilian Real	2,939,870	BCLY	$1,855,686	9/2/11	$3,449
Brazilian Real	2,939,870	HSBC	1,855,686	9/2/11	17,118
Brazilian Real	1,911,497	JPM	1,191,911	11/16/11	1,911
Canadian Dollar	5,440,000	DUB	5,558,047	9/19/11	(103,253)
Canadian Dollar	2,461,000	CSFB	2,511,137	11/16/11	24,550
Euro	344,000	BNP	495,246	10/19/11	8,957
Euro	680,000	RBS	978,973	10/19/11	9,037
Indian Rupee	104,670,403	JPM	2,230,748	7/12/12	(21,197)
Korean Won	3,126,004,600	JPM	2,924,078	11/14/11	(10,036)
Malaysian Ringgit	37,770	JPM	12,519	4/23/12	66
Mexican Peso	31,821,704	BCLY	2,564,858	11/18/11	(133,142)

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Mexican Peso	11,401,725	DUB	$918,989	11/18/11	$(48,011)
Mexican Peso	32,815,678	HSBC	2,644,974	11/18/11	(129,973)
New Taiwan Dollar	64,005,160	BCLY	2,213,813	1/11/12	(19,445)
Norwegian Krone	7,469,000	BCLY	1,395,235	9/8/11	18,413
Singapore Dollar	1,400,000	DUB	1,163,491	9/9/11	27,025
Singapore Dollar	450,774	JPM	374,623	9/9/11	8,399
Singapore Dollar	1,000,000	RBS	831,065	9/9/11	26,541
Singapore Dollar	300,000	UBS	249,320	9/9/11	5,075
Yuan Renminbi	636,480	RBS	99,768	9/14/11	3,768
Yuan Renminbi	1,524,900	UBS	239,028	9/14/11	9,028
Yuan Renminbi	2,668,930	DUB	418,210	11/4/11	210
Yuan Renminbi	2,119,040	DUB	332,044	11/15/11	12,044
Yuan Renminbi	26,621,894	BCLY	4,177,319	2/13/12	38,987
Yuan Renminbi	2,758,061	DUB	432,775	2/13/12	4,949
Yuan Renminbi	1,914,000	HSBC	300,331	2/13/12	331
Yuan Renminbi	12,460,782	JPM	1,955,258	2/13/12	5,324
Yuan Renminbi	1,271,284	UBS	199,481	2/13/12	2,061
Yuan Renminbi	7,449,727	DUB	1,179,791	2/1/13	2,206
Yuan Renminbi	3,117,681	GSC	493,738	2/1/13	(3,262)
Yuan Renminbi	5,093,517	JPM	806,645	2/1/13	(4,037)
Yuan Renminbi	1,000,000	DUB	159,034	8/5/13	(609)
Yuan Renminbi	1,161,380	UBS	184,698	8/5/13	790

					(242,726)

Contracts to Sell:
Australian Dollar	20,253,000	DUB	21,594,977	9/29/11	(195,961)
Brazilian Real	2,939,870	BCLY	1,855,686	9/2/11	(28,772)
Brazilian Real	2,939,870	HSBC	1,855,686	9/2/11	(3,449)
Brazilian Real	434,570	CSFB	271,566	11/3/11	(2,566)
Brazilian Real	3,814,331	HSBC	2,383,604	11/3/11	(19,089)
Brazilian Real	319,691	UBS	199,777	11/3/11	(1,777)
Canadian Dollar	8,979,000	DUB	9,173,843	9/19/11	(59,264)
Canadian Dollar	8,980,000	RBC	9,174,865	9/19/11	(68,773)
Euro	7,547,000	CSFB	10,865,168	10/19/11	(327,669)
Euro	5,103,000	RBS	7,346,621	10/19/11	(98,371)
Euro	5,149,729	CSFB	7,411,645	11/16/11	(3,708)
Japanese Yen	84,039,000	BCLY	1,098,891	10/17/11	(51,467)
Japanese Yen	99,140,300	CSFB	1,296,760	11/16/11	(5,063)
Mexican Peso	13,567,415	BCLY	1,093,545	11/18/11	7,455
Mexican Peso	1,635,335	DUB	131,809	11/18/11	7,328
Mexican Peso	15,253,727	HSBC	1,229,464	11/18/11	8,536
Mexican Peso	12,449,218	UBS	1,003,418	11/18/11	7,581
Pound Sterling	1,033,000	JPM	1,680,071	9/13/11	6,713
Pound Sterling	1,630,000	UBS	2,651,032	9/13/11	25,450
Singapore Dollar	378,465	BCLY	314,529	9/9/11	(3,529)
Singapore Dollar	682,555	GSC	567,247	9/9/11	(6,247)
Singapore Dollar	1,332,019	HSBC	1,106,994	9/9/11	(11,994)
Singapore Dollar	379,638	JPM	315,504	9/9/11	(3,504)

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Singapore Dollar	380,882	RBS	$316,538	9/9/11	$(3,538)
Yuan Renminbi	1,000,000	DUB	156,750	9/14/11	(1,687)
Yuan Renminbi	1,161,380	UBS	182,047	9/14/11	(1,764)

					(835,129)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(1,077,855)

International Fixed Income Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Brazilian Real	1,621,754	BCLY	$1,023,673	9/2/11	$8,242
Brazilian Real	318,650	DUB	201,136	9/2/11	3,524
Brazilian Real	10,000	HSBC	6,312	9/2/11	12
Brazilian Real	158,950	UBS	100,331	9/2/11	187
Brazilian Real	726,027	BCLY	453,700	11/3/11	14,402
Brazilian Real	10,000	HSBC	6,249	11/3/11	(13)
Canadian Dollar	4,400,000	BCLY	4,495,480	9/19/11	51,776
Canadian Dollar	5,608,000	JPM	5,729,693	9/19/11	(55,928)
Canadian Dollar	255,000	RBC	260,533	9/19/11	765
Canadian Dollar	103,000	UBS	105,235	9/19/11	(3,713)
Euro	250,000	UBS	360,030	9/22/11	(521)
Japanese Yen	359,940,000	RBS	4,705,962	10/4/11	16,312
Japanese Yen	36,360,000	BCLY	475,442	10/17/11	12,581
Japanese Yen	24,490,000	CSFB	320,230	10/17/11	2,129
Japanese Yen	20,000,000	RBS	261,519	10/17/11	1,603
Korean Won	602,084,146	JPM	563,192	11/14/11	(1,933)
Malaysian Ringgit	57,310	JPM	18,996	4/23/12	100
Mexican Peso	189,029	BCLY	15,271	10/20/11	(41)
Mexican Peso	25,410,971	UBS	2,052,864	10/20/11	(4,932)
Mexican Peso	6,577,699	HSBC	530,169	11/18/11	(26,052)
New Taiwan Dollar	17,230,933	BCLY	595,984	1/11/12	(5,235)
Pound Sterling	200,000	BCLY	325,280	9/13/11	(1,147)
Singapore Dollar	300,000	BCLY	249,320	9/9/11	14,683
Singapore Dollar	400,000	DUB	332,426	9/9/11	18,787
Singapore Dollar	840,521	JPM	698,529	9/9/11	39,976
Singapore Dollar	700,000	RBS	581,746	9/9/11	34,246
Singapore Dollar	500,000	RBS	415,943	12/9/11	2,241
Singapore Dollar	1,740,521	UBS	1,447,917	12/9/11	3,609
Yuan Renminbi	13,260,000	UBS	2,078,508	9/14/11	78,508
Yuan Renminbi	7,284,200	DUB	1,141,402	11/15/11	41,402
Yuan Renminbi	7,640,058	JPM	1,197,163	11/15/11	7,679
Yuan Renminbi	3,000,000	HSBC	472,110	6/1/12	968
Yuan Renminbi	23,974,000	JPM	3,772,789	6/1/12	(27,211)
Yuan Renminbi	3,000,000	DUB	477,101	8/5/13	(1,827)
Yuan Renminbi	10,260,000	UBS	1,631,684	8/5/13	6,981

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Yuan Renminbi	14,100,000	JPM	$2,302,139	9/8/15	$5,722

					237,882

Contracts to Sell:
Australian Dollar	22,636,000	GSC	24,135,876	9/29/11	(309,222)
Brazilian Real	1,621,754	BCLY	1,023,673	9/2/11	(16,435)
Brazilian Real	318,650	DUB	201,136	9/2/11	(374)
Brazilian Real	10,000	HSBC	6,312	9/2/11	17
Brazilian Real	158,950	UBS	100,331	9/2/11	(331)
Brazilian Real	318,650	DUB	199,127	11/3/11	(3,275)
Canadian Dollar	2,444,000	BCLY	2,497,035	9/19/11	75,126
Canadian Dollar	4,100,000	DUB	4,188,970	9/19/11	(27,061)
Canadian Dollar	4,100,000	RBC	4,188,970	9/19/11	(31,400)
Euro	75,767,000	JPM	109,113,663	9/22/11	(42,824)
Euro	138,000	RBC	198,737	9/22/11	(507)
Japanese Yen	360,000,000	DUB	4,706,747	10/4/11	(1,264)
Japanese Yen	1,302,239,000	BCLY	17,028,024	10/17/11	(797,511)
Mexican Peso	25,600,000	HSBC	2,068,135	10/20/11	104,523
Norwegian Krone	7,518,000	BCLY	1,404,389	9/8/11	(18,534)
Pound Sterling	1,387,000	DUB	2,255,816	9/13/11	18,586
Pound Sterling	3,063,000	UBS	4,981,662	9/13/11	47,823
Singapore Dollar	500,000	RBS	415,533	9/9/11	(2,241)
Singapore Dollar	1,740,521	UBS	1,446,486	9/9/11	(3,351)
Yuan Renminbi	3,000,000	DUB	470,251	9/14/11	(5,062)
Yuan Renminbi	10,260,000	UBS	1,608,257	9/14/11	(15,584)

					(1,028,901)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(791,019)

At August 31, 2011, Core Fixed Income Investments held the following interest rate swap contracts:

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid	Appreciation
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	6-Month Australian Bank Bill, AAA	5.500%	12/15/2017	BCLY	AUD 1,500,000	$52,567	$(7,490)	$60,057
Pay	6-Month Australian Bank Bill, AAA	5.500%	12/15/2017	DUB	AUD 1,000,000	35,270	(4,460)	39,730
Pay	BRL-CDI-Compounded	12.510%	1/2/2014	BCLY	BRL 3,200,000	51,037	3,263	47,774
Pay	BRL-CDI-Compounded	12.555%	1/2/2014	HSBC	BRL 3,000,000	49,379	4,785	44,594
Pay	BRL-CDI-Compounded	11.890%	1/2/2013	HSBC	BRL 8,300,000	121,979	42,888	79,091
Pay	BRL-CDI-Compounded	11.910%	1/2/2013	BCLY	BRL 6,900,000	96,316	33,612	62,704
Pay	BRL-CDI-Compounded	11.935%	1/2/2014	HSBC	BRL 2,100,000	27,249	6,188	21,061
Pay	BRL-CDI-Compounded	11.960%	1/2/2014	GSC	BRL 18,800,000	326,648	(17,858)	344,506
Pay	BRL-CDI-Compounded	11.990%	1/2/2014	BCLY	BRL 1,100,000	19,586	358	19,228
Pay	BRL-CDI-Compounded	12.120%	1/2/2014	HSBC	BRL 8,300,000	170,223	19,221	151,002
Pay	BRL-CDI-Compounded	12.510%	1/2/2013	UBS	BRL 2,700,000	29,167	(2,566)	31,733
Pay	Mexico Interbank TIIE, A	7.500%	6/2/2021	UBS	MXN 43,300,000	300,814	135,498	165,316
Receive	3-Month USD-LIBOR, AA+	3.000%	8/26/2021	DUB	USD 1,500,000	(81,272)	—	(81,272)
Receive	3-Month USD-LIBOR, AA+	3.927%	5/15/2041	BCLY	USD 1,350,000	(186,319)	—	(186,319)

						$1,012,644	$213,439	$799,205

Notes to Financial Statements
(continued)

At August 31, 2011, Core Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	(Pay) Rate	Date	Counterparty	2011 (3)		Amount (4)	Value	(Received)	(Depreciation)

Embarq Corp., BB	(1.300%)	3/20/2014	MSC	1.166%	USD	$200,000	$(1,203)	$—	$(1,203)
Embarq Corp., BB	(1.425%)	3/20/2014	DUB	1.166%	USD	600,000	(5,656)	—	(5,656)
Embarq Corp., BB	(1.270%)	3/20/2014	DUB	1.166%	USD	600,000	(3,119)	—	(3,119)
Embarq Corp., BB	(1.250%)	3/20/2014	DUB	1.166%	USD	1,200,000	(5,584)	—	(5,584)
Foster’s Finance Corp., BBB	(2.140%)	12/20/2014	BCLY	0.926%	USD	2,400,000	(105,219)	—	(105,219)
Goodrich Corp., BBB+	(0.510%)	9/20/2016	DUB	0.655%	USD	300,000	1,828	—	1,828
HSBC Finance Corp., A	(0.165%)	12/20/2013	BNP	1.448%	USD	300,000	8,629	—	8,629
Race Point CLO, B+	(4.030%)	4/15/2020	BOA	11.173%	USD	1,100,000	283,280	8,250	275,030
Race Point CLO, BB+	(1.950%)	4/15/2020	BOA	7.115%	USD	800,000	157,078	2,800	154,278
Saratoga CLO I Ltd., BB+	(1.880%)	12/15/2019	BOA	7.638%	USD	1,000,000	142,052	7,500	134,552

							$472,086	$18,550	$453,536

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	Receive Rate	Date	Counterparty	2011 (3)		Amount (4)	Value	(Received)	(Depreciation)

Ally Financial Inc., B+	3.570%	9/20/2017	BOA	5.484%	USD	$2,800,000	$(233,550)	$—	$(233,550)

							$(233,550)	$—	$(233,550)

Credit Default Swaps on Credit Indices - Buy Protection (1)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid	Appreciation
Obligation	(Pay) Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX HY14 5 Year Index, B-	(5.000%)	6/20/2015	DUB	USD	$5,200,000	$10,484	$396,500	$(386,016)
Dow Jones CDX HY15 5 Year Index, B-	(5.000%)	12/20/2015	BCLY	USD	4,000,000	57,585	(140,000)	197,585
Dow Jones CDX IG10 10 Year Index, BAA+	(1.500%)	6/20/2018	MSC	USD	5,130,400	(4,883)	(210,543)	205,660
Dow Jones CDX IG12 5 Year Index, BAA+	(1.000%)	6/20/2014	DUB	USD	3,571,200	(22,646)	61,322	(83,968)
Dow Jones CDX IG16 5 Year Index, BAA+	(1.000%)	6/20/2016	BNP	USD	5,600,000	25,548	59,429	(33,881)
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	GSC	USD	4,452,800	174,463	(38,295)	212,758
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	MSC	USD	290,400	11,378	7,108	4,270

						$251,929	$135,521	$116,408

At August 31, 2011, International Fixed Income Investments held the following interest rate swap contracts:

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid	Appreciation
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	BRL-CDI-Compounded	10.990%	1/2/2012	GSC	BRL 400,000	$2,867	$827	$2,040
Pay	BRL-CDI-Compounded	11.360%	1/2/2012	HSBC	BRL 1,900,000	19,699	8,488	11,211
Pay	BRL-CDI-Compounded	11.910%	1/2/2013	BCLY	BRL 8,900,000	124,234	40,775	83,459
Pay	BRL-CDI-Compounded	11.935%	1/2/2014	HSBC	BRL 8,200,000	106,402	5,340	101,062
Pay	6-Month EUR-LIBOR, AAA	2.000%	6/15/2012	DUB	EUR 19,400,000	94,787	(31,509)	126,296
Pay	6-Month JPY-LIBOR, AA-	1.500%	12/20/2015	GSC	JPY 870,000,000	564,596	126,714	437,882
Pay	6-Month JPY-LIBOR, AA-	1.500%	12/21/2021	RBS	JPY 410,000,000	217,630	110,980	106,650

Notes to Financial Statements
(continued)

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid	Appreciation
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	3-Month SEK-STIBOR-SIDE, AAA	4.500%	3/18/2014	GSC	SEK 1,000,000	$9,986	$(1,040)	$11,026
Pay	3-Month USD-LIBOR, AA+	2.750%	12/15/2020	DUB	USD 3,900,000	176,964	—	176,964
Receive	3-Month USD-LIBOR, AA+	3.000%	6/15/2018	BCLY	USD 1,600,000	(135,294)	49,440	(184,734)
Receive	3-Month USD-LIBOR, AA+	3.000%	8/26/2021	DUB	USD 3,600,000	(195,053)	—	(195,053)
Receive	3-Month USD-LIBOR, AA+	3.500%	6/15/2021	BNP	USD 5,100,000	(547,537)	47,940	(595,477)
Receive	3-Month USD-LIBOR, AA+	3.500%	6/15/2021	GSC	USD 3,700,000	(397,233)	(89,577)	(307,656)
Pay	3-Month USD-LIBOR, AA+	4.000%	9/21/2021	GSC	USD 13,900,000	152,245	95,250	56,995

						$194,293	$363,628	$(169,335)

At August 31, 2011, International Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	(Pay) Rate	Date	Counterparty	2011 (3)		Amount (4)	Value	(Received)	(Depreciation)

American General Finance Corp., B	(1.820%)	12/20/2017	RBS	8.133%	USD	$1,000,000	$229,728	$—	$229,728
Brazilian Government International, BBB-	(1.000%)	9/20/2016	DUB	1.412%	USD	5,000,000	93,498	51,002	42,496
Brazilian Government International, BBB-	(1.000%)	9/20/2016	HSBC	1.412%	USD	1,800,000	33,659	24,469	9,190
Cleveland Electric Illumination Co., BBB-	(0.940%)	6/20/2017	RBS	1.888%	USD	1,000,000	48,726	—	48,726
CNA Financial Corp., BAA-	(0.440%)	9/20/2011	JPM	0.762%	USD	200,000	(132)	—	(132)
GATX Financial Corp., BBB	(0.605%)	3/20/2012	RBS	0.575%	USD	1,000,000	(1,394)	—	(1,394)
HSBC Financial Corp., Ltd., A	(0.500%)	6/20/2012	BSN	1.206%	USD	200,000	942	—	942
Istar Financial Inc., B+	(0.450%)	3/20/2012	CSFB	12.317%	USD	300,000	18,182	—	18,182
Limited Brands Inc., BB+	(3.550%)	9/20/2017	GSC	2.543%	USD	500,000	(30,826)	—	(30,826)
Macy’s Retail Holdings Inc., BBB-	(5.000%)	9/20/2014	BNP	0.960%	USD	650,000	(85,935)	(67,378)	(18,557)
Marsh & McLennan Cos., Inc., BBB-	(0.670%)	9/20/2014	DUB	0.649%	USD	1,000,000	(1,984)	—	(1,984)
Pearson Dollar Finance PLC, BBB+	(0.540%)	6/20/2014	MSC	0.495%	USD	1,000,000	(2,363)	—	(2,363)
Starwood Hotels & Resorts World, BB+	(1.490%)	6/20/2018	BOA	2.299%	USD	1,000,000	45,323	—	45,323
Tate & Lyle International Finance PLC, BBB	(0.510%)	12/20/2014	DUB	0.607%	USD	100,000	216	—	216
UST Inc., BBB	(0.720%)	3/20/2018	GSC	0.362%	USD	500,000	(12,018)	—	(12,018)
XL Capital Finance Europe PLC, BBB+	(0.310%)	3/20/2012	BCLY	0.637%	USD	100,000	121	—	121

							$335,743	$8,093	$327,650

Notes to Financial Statements
(continued)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	Receive Rate	Date	Counterparty	2011 (3)		Amount (4)	Value	(Received)	(Depreciation)

America Movil SAB de CV, A-	1.000%	3/20/2012	DUB	0.692%	USD	$500,000	$1,877	$(1,265)	$3,142
Australia Government Bond, AAA	1.000%	3/20/2015	DUB	0.566%	USD	300,000	5,167	4,304	863
Australia Government Bond, AAA	1.000%	9/20/2015	UBS	0.610%	USD	400,000	7,044	9,263	(2,219)
Australia Government Bond, AAA	1.000%	3/20/2016	DUB	0.671%	USD	300,000	5,006	6,749	(1,743)
Banque Centrale de Tunisie SA, BBB	1.000%	3/20/2016	BCLY	1.990%	USD	1,200,000	(48,817)	(46,659)	(2,158)
BP Capital Markets America Inc., A	5.000%	9/20/2011	DUB	0.242%	USD	100,000	1,291	(517)	1,808
BP Capital Markets America Inc., A	1.000%	6/20/2012	BCLY	0.381%	EUR	300,000	3,045	(32,916)	35,961
Brazilian Government International, BBB-	1.000%	6/20/2021	DUB	1.735%	USD	900,000	(54,645)	(36,149)	(18,496)
Bundesrepublik Deutschland, AAA	0.250%	6/20/2016	HSBC	0.702%	USD	300,000	(6,209)	(4,964)	(1,245)
China Government International Bond, AA-	1.000%	3/20/2015	BCLY	0.886%	USD	900,000	5,359	10,214	(4,855)
Emirate of Abu Dhabi, AA	1.000%	12/20/2014	BCLY	0.770%	USD	800,000	7,624	(20,483)	28,107
France Government Bond, AAA	0.250%	6/20/2016	GSC	1.509%	USD	300,000	(17,023)	(13,153)	(3,870)
France Government Bond, AAA	0.250%	9/20/2016	GSC	1.533%	USD	2,600,000	(157,444)	(140,882)	(16,562)
Gazprom OAO, BBB	0.610%	5/20/2012	BOA	1.310%	USD	200,000	(666)	—	(666)
Japan Government 20 Year Bond, AA-	1.000%	3/20/2015	DUB	0.813%	USD	1,500,000	12,874	11,496	1,378
Japan Government 20 Year Bond, AA-	1.000%	3/20/2016	RBS	0.977%	USD	6,600,000	19,975	15,542	4,433
Japan Government 20 Year Bond, AA-	1.000%	3/20/2016	GSC	0.977%	USD	4,300,000	13,014	(46,371)	59,385
Japan Government 20 Year Bond, AA-	1.000%	3/20/2016	BCLY	0.977%	USD	200,000	605	2,676	(2,071)
Petroleo Brasileiro SA, BBB-	1.000%	9/20/2012	DUB	0.860%	USD	1,000,000	3,517	(12,405)	15,922
Russia Foreign Bond, BBB	1.000%	9/20/2015	BCLY	1.689%	USD	200,000	(4,988)	(7,310)	2,322
Spain Government Bond, AA	1.000%	6/20/2016	HSBC	3.574%	USD	400,000	(42,143)	(26,732)	(15,411)
Spain Government Bond, AA	1.000%	6/20/2016	GSC	3.574%	USD	400,000	(42,143)	(24,417)	(17,726)
Spain Government Bond, AA	1.000%	6/20/2016	DUB	3.574%	USD	8,900,000	(937,681)	(536,805)	(400,876)
U.S. Treasury Notes, AA+	0.250%	9/20/2012	UBS	0.391%	EUR	600,000	(856)	(5,778)	4,922
U.S. Treasury Notes, AA+	0.250%	9/20/2012	SOG	0.391%	EUR	200,000	(284)	(1,639)	1,355
U.S. Treasury Notes, AA+	0.250%	6/20/2016	BNP	0.639%	EUR	700,000	(17,462)	(7,057)	(10,405)

							$(1,243,963)	$(905,258)	$(338,705)

Notes to Financial Statements
(continued)

Credit Default Swaps on Credit Indices - Sell Protection (2)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid/	Appreciation/
Obligation	Receive Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX EM14 Index, BA+	5.000%	12/20/2015	GSC	USD	$2,000,000	$214,450	$271,000	$(56,550)

						$214,450	$271,000	$(56,550)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Counterparty Abbreviations:

BCLY	Barclays Bank PLC
BBH	Brown Brothers Harriman & Co.
BNP	BNP Paribas Bank
BOA	Bank of America
BSN	Bank of Nova Scotia
CSFB	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	J.P. Morgan Chase & Co.
MSC	Morgan Stanley & Co. Incorporated
RBS	Royal Bank of Scotland PLC
SOG	Societe Generale
SSB	State Street Corp.
UBS	UBS Securities LLC

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro Dollar
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona

At August 31, 2011, Core Fixed Income Investments and International Fixed Income Investments had total net unrealized appreciation (depreciation) of $1,135,599 and $(236,940), respectively, from swap contracts.

At August 31, 2011, Core Fixed Income Investments and International Fixed Income Investments had collateral held by brokers in the net amount of $1,370,000 and $790,000, respectively, for the open swaps contracts.

Notes to Financial Statements
(continued)

4.	Shares of Beneficial Interest

At August 31, 2011, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2011, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended	Year Ended
	August 31,	August 31,
	2011	2010

Large Capitalization Growth Investments
Shares sold	18,051,112	34,968,342
Shares issued on reinvestment	215,671	498,237
Shares repurchased	(23,021,253)	(26,185,346)

Net Increase (Decrease)	(4,754,470)	9,281,233

Large Capitalization Value Equity Investments
Shares sold	22,239,556	28,287,529
Shares issued on reinvestment	3,300,974	4,796,552
Shares repurchased	(29,605,751)	(60,362,860)

Net (Decrease)	(4,065,221)	(27,278,779)

Small Capitalization Growth Investments
Shares sold	2,625,466	6,510,214
Shares repurchased	(4,878,566)	(17,127,655)

Net (Decrease)	(2,253,100)	(10,617,441)

Small Capitalization Value Equity Investments
Shares sold	4,208,742	6,404,507
Shares issued on reinvestment	252,755	369,266
Shares repurchased	(5,821,618)	(28,662,831)

Net (Decrease)	(1,360,121)	(21,889,058)

International Equity Investments
Shares sold	6,413,849	27,334,969
Shares issued on reinvestment	1,302,296	1,950,241
Shares repurchased	(40,954,399)	(21,908,905)

Net Increase (Decrease)	(33,238,254)	7,376,305

Emerging Markets Equity Investments
Shares sold	8,719,348	15,288,010
Shares issued on reinvestment	748,073	513,978
Shares repurchased	(11,076,096)	(13,598,193)

Net Increase (Decrease)	(1,608,675)	2,203,795

Core Fixed Income Investments
Shares sold	26,842,963	28,127,634
Shares issued on reinvestment	7,603,431	6,066,834
Shares repurchased	(23,699,040)	(26,194,143)

Net Increase	10,747,354	8,000,325

High Yield Investments
Shares sold	9,055,394	13,291,302
Shares issued on reinvestment	3,919,509	4,014,040
Shares repurchased	(11,060,798)	(12,082,592)

Net Increase	1,914,105	5,222,750

Notes to Financial Statements
(continued)

	Year Ended	Year Ended
	August 31,	August 31,
	2011	2010

International Fixed Income Investments
Shares sold	6,666,778	6,981,254
Shares issued on reinvestment	1,673,575	1,210,785
Shares repurchased	(6,043,643)	(7,367,100)

Net Increase	2,296,710	824,939

Municipal Bond Investments
Shares sold	2,850,377	2,653,493
Shares issued on reinvestment	318,500	302,121
Shares repurchased	(3,452,468)	(2,700,729)

Net Increase (Decrease)	(283,591)	254,885

Money Market Investments
Shares sold	114,041,013	103,826,232
Shares issued on reinvestment	16,775	958,649
Shares repurchased	(120,488,142)	(271,445,453)

Net (Decrease)	(6,430,354)	(166,660,572)

5.	Dividends and Tax Components of Capital Subsequent to August 31, 2011

Subsequent to August 31, 2011, the Funds made the following distributions:

Record Date	Core Fixed Income	High Yield	Municipal Bond	Money Market
Payable Date	Investments	Investments	Investments	Investments

9/29/11-9/30/2011	$0.024877	$0.028789	$0.023354	$0.000002

The tax character of distributions paid during the fiscal year ended August 31, 2011, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	3,133,697	28,058,283	—	2,997,673
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$3,133,697	$28,058,283	$—	$2,997,673

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	13,556,896	12,702,280	61,357,104	17,008,732
Net Long-term Capital Gains	—	—	2,940,955	—

Total Distributions Paid	$13,556,896	$12,702,280	$64,298,059	$17,008,732

Notes to Financial Statements
(continued)

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$2,938,052	$—
Tax Return of Capital	—	—	—
Ordinary Income	12,802,845	4,583	16,776
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$12,802,845	$2,942,635	$16,776

The tax character of distributions paid during the fiscal year ended August 31, 2010, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	6,276,001	38,084,538	—	3,465,653
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$6,276,001	$38,084,538	$—	$3,465,653

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	19,201,507	7,613,890	44,517,050	16,773,824
Net Long-term Capital Gains	—	—	$7,979,243	—

Total Distributions Paid	$19,201,507	$7,613,890	$52,496,293	$16,773,824

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$2,955,076	$—
Tax Return of Capital	—	—	—
Ordinary Income	9,544,625	5,943	1,142,545
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$9,544,625	$2,961,019	$1,142,545

Notes to Financial Statements
(continued)

As of August 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Large		Large		Small		Small
	Capitalization		Capitalization		Capitalization		Capitalization
	Growth		Value Equity		Growth		Value Equity
	Investments		Investments		Investments		Investments

Undistributed ordinary income - net	$8,294,412		$16,055,585		$—		$1,889,651
Undistributed long-term capital gains - net	—		—		—		—
Total Undistributed earnings	8,294,412		16,055,585		—		1,889,651
Capital Loss Carryforward*	(219,421,369)		(515,849,046)		(33,903,925)		(10,416,072)
Post October losses	—		—		—		—
Other book/tax temporary differences	(29,037,258	)(f)	(24,135,264	)(f)	(3,910,630	)(a)	(2,151,784	)(f)
Unrealized appreciation (depreciation)	286,412,425		99,823,048		33,587,259		43,747,406

Total accumulated earnings/(losses) - net	$46,248,210		$(424,105,677)		$(4,227,296)		$33,069,201

			Emerging Market		Core Fixed
	International		Equity		Income		High Yield
	Equity Investments		Investments		Investments		Investments

Undistributed ordinary income - net	$6,641,048		$18,066,675		$4,662,579		$2,107,786
Undistributed long-term capital gains - net	—		—		—		—
Total Undistributed earnings	6,641,048		18,066,675		4,662,579		2,107,786
Capital Loss Carryforward*	(321,814,972)		(36,189,648)		—		(17,518,148)
Post October losses	—		—		(435,686	)(b)	—
Other book/tax temporary differences	(18,905,536	)(c)	(25,461,818	)(c)	(2,731,244	)(e)	(1,018,846	)(e)
Unrealized appreciation (depreciation)	53,079,294		147,922,199		31,543,106		(408,686)

Total accumulated earnings/(losses) - net	$(281,000,166)		$104,337,408		$33,038,755		$(16,837,894)

	International Fixed
	Income		Municipal Bond		Money Market
	Investments		Investments		Investments

Undistributed tax exempt income - net	$—		$144,022		$—
Undistributed ordinary income - net	—		—		—
Undistributed long-term capital gains - net	—		—		—
Total Undistributed earnings	—		144,022		—
Capital Loss Carryforward	(12,972,886)		(1,336,139)		—
Post October losses	(2,432,497	)(b)	(14,116	)(b)	—
Other book/tax temporary differences	(2,226,807	)(d)	—		—
Unrealized appreciation (depreciation)	18,950,400		4,771,494		—

Total accumulated earnings/(losses) - net	$1,318,210		$3,565,261		$—

As of August 31, 2011, there were no significant differences between the book and tax components of net assets for Money Market Investments.

*	During the taxable year ended August 31, 2011, the following Funds have expiring capital loss carryforwards: Small Capitalization Growth Investments, $134,772,927 and High Yield Investments, $31,437,132 of each of their respective capital loss carryovers from prior years.
(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital and currency losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax accrual of defaulted bond interest and the difference between book and tax amortization methods for premiums on fixed income securities.

Notes to Financial Statements
(continued)

(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investments.

6.	Capital Loss Carry Forward

As of August 31, 2011, the Funds had the following net capital loss carryforwards remaining:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity	International	Emerging Markets
Year of Expiration	Investments	Investments	Investments	Investments	Equity Investments	Equity Investments

8/31/2012	$—	$—	$—	$—	$—	$—
8/31/2013	—	—	—	—	—	—
8/31/2014	—	—	—	—	—	—
8/31/2015	—	—	—	—	—	—
8/31/2016	—	—	—	—	—	—
8/31/2017	—	(64,983,648)	(18,575,354)	—	(4,805,941)	—
8/31/2018	(219,421,369)	(450,865,398)	(15,328,571)	(10,416,072)	(317,009,031)	(36,189,648)
8/31/2019	—	—	—	—	—	—

	$(219,421,369)	$(515,849,046)	$(33,903,925)	$(10,416,072)	$(321,814,972)	$(36,189,648)

	Core Fixed		International Fixed
	Income	High Yield	Income	Municipal Bond	Money Market
Year of Expiration	Investments	Investments	Investments	Investments	Investments

8/31/2012	$—	$—	$—	$—	$—
8/31/2013	—	—	—	—	—
8/31/2014	—	(1,114,740)	—	(45,465)	—
8/31/2015	—	—	(331,946)	(55,354)	—
8/31/2016	—	—	(690,526)	—	—
8/31/2017	—	(10,731,217)	(6,693,223)	(539,088)	—
8/31/2018	—	(5,672,191)	(5,257,191)	(695,058)	—
8/31/2019	—	—	—	(1,174)	—

	$—	$(17,518,148)	$(12,972,886)	$(1,336,139)	$—

These amounts will be available to offset any future taxable capital gains.

7.	Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Updates (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. This ASU will add new requirements for information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The new disclosures for Level 3 activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that adoption will have on the Funds’ financial statement disclosures.

In April 2011, the FASB issued an ASU related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

Notes to Financial Statements
(continued)

On May 12, 2011, the FASB issued ASU No. 2011-04 related to fair value measurements: Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standard (“IFRS”), and the International Accounting Standards Board (IASB) issued IFRS 13, Fair Value Measurement (together, the new guidance). The new guidance amends GAAP and is a new standard under IFRS. The ASU is effective for interim and annual periods beginning on or after December 15, 2011, with early adoption prohibited. The new guidance will require prospective application. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

8.	Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Consulting Group Capital Markets Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds (the “Funds”), comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments, and Money Market Investments as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2008 were audited by other auditors whose report, dated October 29, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Consulting Group Capital Markets Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 26, 2011

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on May 25-26, 2011, the Board of Trustees (“Board”), including a majority of the Board who are not “interested persons” (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Trust, re-approved for an annual period the Trust’s management agreement (“Management Agreement”) and certain subadvisory agreements (“Subadvisory Agreements”).

In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

The Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Management Agreement and the Subadvisory Agreements and the performance of the Manager and Sub-advisers. The Independent Trustees met in a private session with their independent legal counsel, at which no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the review of the Trust’s and the Sub-Advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds.

The Board also considered the Manager’s brokerage policies and practices, the standards applied to the Sub-advisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmarks.

The Board was generally satisfied with the overall performance of the Funds and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and directed the Trust’s Investment Committee to continue to periodically review Fund performance with the Manger and report to the full Board.

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ actual total expenses with those of a group of comparable funds (“Expense Group”) and a broader group of funds, (the “Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers, and, in this regard, the amount of the Contractual and Actual Management Fees retained by the Manager.

The Board concluded that the fee paid by each Fund to the Manager and the fees paid by the Manager to the Sub-Advisers were reasonable in light of comparative performance and expense and advisory fee information, and (as discussed below) costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager and Sub-advisers from the relationship with the Funds.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-advisers’ profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Additional Information
(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian, transfer agent and administrator. The day-to-day operations of the Funds are delegated to the Funds’ Manager, The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS”).

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by a double asterisk.

		Term of		Number of
		Office*		Portfolios	Other Board
		and		in Fund	Memberships
	Position(s)	Length		Complex	Held During Past
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Five Years by
Birth Year	Trust	Served	During Past Five Years	by Trustee	Trustee

INDEPENDENT TRUSTEES
John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust; Trustee, UBS Funds; formerly, Nicholas Applegate Funds (2005-2010)

Adela Cepeda c/o MSSB 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds; Trustee, UBS Funds; Director, Fort Dearborn Income Securities; formerly, Director, Lincoln National Income Fund, Inc., (1992-2006); formerly, Chairperson, Alta Capital Group (2005-2007); and formerly, Director, Wyndham International, Inc. (2004-2006)

Stephen E. Kaufman 277 Park Avenue, 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; and Advisor, Smith Barney (2005-2007)	11	None

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios	Other Board
		and		in Fund	Memberships
	Position(s)	Length		Complex	Held During Past
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Five Years by
Birth Year	Trust	Served	During Past Five Years	by Trustee	Trustee

Mark J. Reed 101 S. Hanley Road., Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc., (1988-present)	11	None

INTERESTED TRUSTEE**
James F. Walker MSSB 2000 Westchester Ave Purchase, NY 10577 Birth Year: 1963	Trustee, Chief Executive Officer and President	Since 2010	Managing Director, Head of Investment Advisory Services, MSSB (2010-present); Managing Director and Chief Operating Officer (“COO”), Investment Products and Markets, MSSB (2009-2010); and Managing Director, Citigroup Global Markets Inc. (“CGM”) and Chief Operating Officer, Smith Barney’s Investment Advisory Services (“IAS”), Smith Barney (2006-2009)	11	None

Additional Information
(unaudited) (continued)

Term of
Office*
and
	Position(s)	Length
Name, Address and	Held with	of Time	Principal Occupation(s)
Date of Birth	Trust	Served	During Past Five Years

OFFICERS
Marc Gordon MSSB 2000 Westchester Ave Purchase, NY 10577 Birth Year: 1968	Chief Financial Officer and Treasurer	Since 2010	Executive Director and Chief Financial Officer, Investment Strategy and Client Solutions and Capital Markets Groups, MSSB (2009-present) and Morgan Stanley & Co. (2006-2009)

Paul F. Gallagher MSSB Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director, Counsel, MSSB (2011-present); Executive Director, and Associate General Counsel, MSSB (2009-2011); Director and Associate General Counsel, CGM (2006-2009); and Senior Vice President and General Counsel, ICMA Retirement Corporation (1998-2006)

Steven Hartstein MSSB 300 Plaza Two, 3rd Fl Jersey City, NJ 07311 Birth Year: 1963	Chief Compliance Officer	Since 2006	Executive Director, MSSB (2009-present); Director, CGM and Assistant Director, IAS Compliance, Smith Barney (2008-2009); Senior Vice President, CGM and Assistant Director, IAS Compliance, Smith Barney (2006-2007); and Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006)

Alison LeMieux MSSB 2000 Westchester Ave Purchase, NY 10577 Birth Year: 1976	Chief Operating Officer	Since 2010	Vice President, MSSB (2009-present); Director of MSSB Global Impact Funding Trust, MSSB (2010-present); Head of Business Coordination and Project Management for Consulting Group (MSSB 2009-2010 and CGM 2008-2009); and Regional Wholesaler, Supervisor and Sales Manager, Unit Investment Trusts, CGM (2000-2008)

Charles P. Graves, III MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1962	Chief Administrative Officer	Since 2011	Executive Director, Director of Third Party Programs, Consulting Group, MSSB (2011-present); and Director, Senior Portfolio Manager, Private Portfolio Group, MSSB (2009 — 2011) and CGM (2005-2009)

Halvard Kvaale MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1963	Investment Officer	Since 2009	Managing Director and Head of Portfolio Advisory Services (“PAS”), MSSB (2009-present); Managing Director and Head of Global Advisor Research, Morgan Stanley & Co. (2006-2009); and Head of Global Manager Research and Fee-based Advisory Solutions, Deutsche Bank (2000-2006)

Vincenzo Alomia MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Vice President, Portfolio Construction, PAS, MSSB (2009-present); and Vice President and Senior Research Analyst, Morgan Stanley & Co. (2006-2009)

Jason B. Moore MSSB Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Executive Director, MSSB (2011-present); Managing Director, Bank of America Merrill Lynch (2010-2011); Executive Director, MSSB (2009-2010); and Director, CGM (1995- 2009)

Additional Information
(unaudited) (continued)

Term of
Office*
and
	Position(s)	Length
Name, Address and	Held with	of Time	Principal Occupation(s)
Date of Birth	Trust	Served	During Past Five Years

Franco Piarulli MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1970	Investment Officer	Since 2011	Executive Director, Senior Portfolio Manager & Director of Portfolio Construction, PAS, MSSB (2009-present); and Vice President, Senior Analyst, Morgan Stanley & Co. (2003- 2009)

Robert Seidel MSSB 650 S. Exeter St. Baltimore, MD 21202 Birth Year: 1975	Investment Officer	Since 2007	Vice President, MSSB (2009-present); First Vice President, CGM (2006-2009); and Vice President, Legg Mason, Inc. (1997-2006)

Jay T. Shearon MSSB Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2007	Vice President, MSSB (2009-present); and Vice President, CGM (2005-2009)

Jeanine Larrea MSSB 485 Lexington Avenue 11th Floor New York, NY 10017 Birth Year: 1966	Anti-Money Laundering Compliance Officer	Since 2009	Executive Director and Deputy AML Compliance Officer, MSSB (2010-present); Vice President and Deputy AML Compliance Officer, MSSB (2009-2010); and Vice President, Morgan Stanley & Co. (2004-2009)

Sean Lutz MSSB Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1971	Assistant Treasurer	Since 2010	Vice President, MSSB (2009-present); and Vice President, CGM (2006-2009)

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Walker is an “interested person” of the Trust as defined in the 1940 Act because of his position with MSSB.

Important Tax Information
(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2011:

	Large	Large	Small		Emerging
	Capitalization	Capitalization	Capitalization	International	Markets
	Growth	Value Equity	Value Equity	Equity	Equity
	Investments	Investments	Investments	Investments	Investments

Record Date:	12/6/2010	12/6/2010	12/6/2010	12/6/2010	12/6/2010
Payable Date:	12/7/2010	12/7/2010	12/7/2010	12/7/2010	12/7/2010
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	61.97%	86.13%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	92.45%	100.00%	0.37%	0.71%
Foreign Source Income	—	—	—	76.26%*	99.84%*
Foreign Tax Paid Per Share	—	—	—	$0.01995	$0.03779

	Core Fixed		International	Municipal	Money
	Income	High Yield	Fixed Income	Bond	Market
	Investments	Investments	Investments	Investments	Investments

Record Date:	12/6/2010	12/6/2010	Monthly	Monthly	Monthly
Payable Date:	12/7/2010	12/7/2010	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	0.67%	—	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	0.67%	—	—	—
Interest from Tax-Exempt Obligations	—	—	—	100.00%	—
Interest from Federal Obligations	45.50%	0.01%	7.34%	—	24.17%
Long-Term Capital Gain Dividend	$0.06691	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

CITIGROUP GLOBAL MARKETS INC.
Distributor

CONSULTING GROUP ADVISORY SERVICES LLC
Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-877-937-6739 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-877-937-6739 (ask for “Consulting Group”), (2) on the Funds’ website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html and (3) on the SEC’s website at www.sec.gov.

© 2011 Morgan Stanley Smith Barney LLC (“MSSB”). Consulting Group Advisory Services LLC (“CGAS”) (formerly Citigroup Investment Advisory Services LLC) is a business of MSSB. Securities are offered through Citigroup Global Markets Inc., a clearing broker of MSSB and an affiliate of CGAS and MSSB. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

Consulting Group Capital Markets Funds
2000 Westchester Avenue
Purchase, NY 10577

TK 2120A, 8/11

ITEM 2. CODE OF ETHICS.
As of the period ended August 31, 2011 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).
The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
AUDIT FEES —
(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2011, and August 31, 2010, for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $417,500 in 2011 and $387,000 in 2010.
(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2011, and August 31, 2010, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 for 2011 and $8,021 for 2010.
(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2011, and August 31, 2010, for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $84,250 in 2011 and $76,050 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
(d) All Other Fees. There were no other fees billed for each of the last two fiscal years ended August 31, 2011, and August 31, 2010, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).
(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2011 and 0% for 2010; Tax Fees were 0% for 2011 and 0% for 2010; and Other Fees were 0% for 2011 and 0% for 2010.
(f) Not Applicable.
(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 in 2011 and $0 in 2010.
(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.
ITEM 6. INVESTMENTS.
A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.
Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3) Not Applicable.
(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Consulting Group Capital Markets Funds

By:	/s/ James F. Walker
James F. Walker
Chief Executive Officer Consulting Group Capital Markets Funds

Date: November 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Walker
James F. Walker
Chief Executive Officer Consulting Group Capital Markets Funds

Date: November 7, 2011

By:	/s/ Marc Gordon
Marc Gordon
Chief Financial Officer Consulting Group Capital Markets Funds

Date: November 7, 2011